UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                          Pioneer Series Trust X
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2018 through March 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                              Pioneer Fundamental
                              Growth Fund

--------------------------------------------------------------------------------
                              Annual Report | March 31, 2019
--------------------------------------------------------------------------------

                              Ticker Symbols:

                              Class A    PIGFX
                              Class C    FUNCX
                              Class K    PFGKX
                              Class R    PFGRX
                              Class Y    FUNYX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                              [LOGO]   Amundi Pioneer
                                       ==============
                                     ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         22

Notes to Financial Statements                                                31

Report of Independent Registered Public Accounting Firm                      40

Additional Information                                                       42

Trustees, Officers and Service Providers                                     43

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
March 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 3

Portfolio Management Discussion | 3/31/19

U.S. stocks delivered generous returns during the 12-month period ended
March 31, 2019, driven by good economic growth, strong corporate earnings, and subdued inflationary trends. The notable exception to the overall positive environment came in the final quarter of 2018 when the market sold off due to a number of concerns, including escalating trade disputes and the U.S. Federal Reserve's (the Fed's) series of interest-rate increases throughout 2018. In the following interview, Andrew Acheson and Paul Cloonan discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the 12-month period. Mr. Acheson, Managing Director, Director of Growth, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Mr. Cloonan, a senior vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q     How did the Fund perform during the 12-month period ended March 31, 2019?

A Pioneer Fundamental Growth Fund's Class A shares returned 12.90% at net asset value during the 12-month period ended March 31, 2019, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned 12.75%. During the same period, the average return of the 1,397 mutual funds in Morningstar's Large Growth Funds category was 10.71%.

Q How would you describe the investment environment for U.S. equities during the 12-month period ended March 31, 2019?

A The start of the 12-month period (April 2018) saw a continuation of the bull market that had characterized most of 2017, with investors encouraged by a robust economy, rising corporate earnings, lower tax rates, and the lack of any acceleration in wages or inflation. In that environment, high-growth stocks with high valuations led the market rally. Stocks in the information technology sector, in particular, tended to do very well during that time frame, while more defensive and reasonably priced stocks lagged. The stock market peaked in September 2018 before reversing course, falling by approximately 20% by late December as investors worried about an economic slowdown arising from uncertainties related to the U.S. trade negotiations with China as well as the prospect that the Fed would keep raising short-term interest rates, and thus apply a firm brake on economic growth. (The Fed had raised rates for five consecutive calendar quarters, including four times in 2018 alone, culminating with its December increase.)

4 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

      The pessimism that characterized the final quarter of 2018 receded early in 2019, however, after the Fed signaled that it would become more "data dependent" with regard to future rate increases, and would likely delay additional hikes, at least for the time being. The Fed's apparent policy reversal, combined with positive commentary about progress in the China/U.S. trade negotiations, spurred the equity markets to rebound sharply in the first quarter of 2019.

Q What factors affected the Fund's benchmark-relative performance the most during the 12-month period ended March 31, 2019?

A The Fund slightly outperformed the Russell Index during the 12-month period, with the most important factor aiding benchmark-relative returns being our focus on investing the portfolio in reasonably valued shares of companies with better-than-average earnings stability, as those stocks proved more resilient during the fourth-quarter market decline. To illustrate, while the Fund did post a negative return of -12.3% in the extremely difficult market environment over the fourth quarter of 2018, it managed to outperform the Russell Index, which returned -15.9% for that same three-month period.

      At the sector level, stock selection results in information technology made a substantial contribution to positive benchmark-relative returns, while selection in health care and materials also helped. Meanwhile, stock selection in industrials, communication services, and consumer discretionary detracted from the Fund's benchmark-relative performance, with results in industrials by far the biggest drag on returns.

      With regard to sector allocations, the Fund's benchmark-relative underweights in the communication services and industrials sectors, which we maintained primarily due to the lack of companies in those sectors that met our investment discipline at appropriate valuations, contributed positively to relative performance. An overweight exposure to technology stocks also contributed positively to benchmark-relative returns.

      Conversely, an overweight to financials, which was the third-worst-performing sector in the Russell Index over the 12-month period, detracted from the Fund's benchmark-relative results.

Q What were some of the individual portfolio holdings that had notable effects, either positive or negative, on the Fund's benchmark-relative performance during the 12-month period ended March 31, 2019?

A A position in Mastercard, a high-quality company with a history of producing strong profitability and steady growth, was the biggest individual positive contributor to the Fund's benchmark-relative performance over the 12-month period. Mastercard has continued to benefit from the long-term

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 5 trend of electronic transactions replacing cash and checks. Another top performance contributor for the period was the Fund's position in Thermo Fisher Scientific, which specializes in producing instruments and equipment mainly for the life-sciences industry. The company's sales growth has accelerated during the past year, while operating profit margins have continued to expand. The Fund's investment in O'Reilly Automotive also paid off and aided benchmark-relative results, as the auto-parts retailer benefited from rising demand for auto parts needed to repair aging cars and trucks. At the same time, the Fund's shares of Broadcom, which is one of the larger semiconductor firms, gained in value over the 12-month period as the market began to recognize the potential of the company's acquisition of software firm CA Technologies.

      Some portfolio positions detracted from the Fund's benchmark-relative returns during the period, most notably Raytheon. Raytheon, a major defense contractor, had no real operational problems during the 12-month period and continued to benefit from strong demand for its missile systems. However, the company's share price declined sharply in the fourth quarter of 2018 as investors grew concerned that growth in defense spending may not be quite as large as previously believed. Also holding back the Fund's relative results for the 12-month period was an investment in Booking Holdings, the online travel company formerly known as Priceline. Booking Holdings, which has a significant business with European hotels, struggled as the market feared that the company could be affected by weakness in the European economy. Finally, the Fund's position in Electronic Arts (EA), a video game publisher, detracted from benchmark-relative performance as the market grew worried about increased competition and a delayed release of one of EA's key game titles.

Q What were some of the more noteworthy changes you made to the portfolio during the 12-month period ended on March 31, 2019?

A Stocks that we eliminated from the portfolio over the 12-month period included three drug companies: Alexion Pharmaceuticals, Vertex Pharmaceuticals, and Gilead Sciences. We sold Alexion because of concerns over potential competitive threats to its most important rare-disease drug franchise. Shares of Vertex had reached our price target and, consistent with the Fund's discipline on valuation, we eliminated the stock from the portfolio. We sold Gilead Sciences because of continued competitive pressure on its hepatitis C drugs, and the potential for new HIV-related products in the marketplace. We also sold the Fund's stake in Colgate-Palmolive after the company's earnings growth rate faltered.

6 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

      The stocks added to the Fund over the 12-month period included: global pharmaceutical corporation Eli Lilly, which focuses on treatments for diabetes, oncology, and neurology; online travel company Booking Holdings, which we discussed earlier; and Emerson Electric, a diversified producer of industrial process systems and equipment that has been benefiting from growth in industrial automation. We also added a position in Amazon.com after the sharp market decline in the fourth quarter, as our confidence increased that the company could sustain recent improvements in its profitability.

Q Did the Fund hold any derivative securities during the 12-month period ended March 31, 2019?

A     No, the Fund did not invest in any derivatives during the period.

Q     What is your investment outlook?

A We expect that the U.S. economy and corporate profits should continue to grow in 2019, although more slowly than in 2018. While global economic growth trends are slowing, the domestic economy has shown more resilience, and it could benefit further from the prospect of a more accommodative monetary policy from the Fed. The U.S. central bank's softer tone on interest rates has reassured investors, despite continuing concerns about the outcome of U.S. trade negotiations with other nations, particularly China. Even so, we believe we may continue to see increased volatility in the equity market due to conflicting economic signals and political uncertainties, given that 2020 is a U.S. election year.

      In such an environment, we anticipate that the market may increasingly come to favor reasonably priced stocks of companies with sustainable profitability and stable earnings growth. Those are the characteristics we emphasize when selecting individual investments for the Fund's portfolio. Over time, that investment approach has helped the Fund to have less downside risk in volatile markets, such as the market decline witnessed in the fourth quarter of 2018.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 7

Please refer to the Schedule of Investments on pages 18-21 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

Portfolio Summary | 3/31/19

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     32.6%
Health Care                                                                17.0%
Consumer Discretionary                                                     16.3%
Financials                                                                  9.4%
Communication Services                                                      8.4%
Industrials                                                                 8.3%
Consumer Staples                                                            5.1%
Materials                                                                   2.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Microsoft Corp.                                                        7.68%
--------------------------------------------------------------------------------
 2. Alphabet, Inc., Class C                                                6.30
--------------------------------------------------------------------------------
 3. Apple, Inc.                                                            5.47
--------------------------------------------------------------------------------
 4. Mastercard, Inc.                                                       5.18
--------------------------------------------------------------------------------
 5. Thermo Fisher Scientific, Inc.                                         3.82
--------------------------------------------------------------------------------
 6. PepsiCo., Inc.                                                         3.75
--------------------------------------------------------------------------------
 7. Intercontinental Exchange, Inc.                                        3.49
--------------------------------------------------------------------------------
 8. Home Depot, Inc.                                                       3.46
--------------------------------------------------------------------------------
 9. Marsh & McLennan Cos., Inc.                                            3.33
--------------------------------------------------------------------------------
10. Broadcom, Inc.                                                         3.06
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 9

Prices and Distributions | 3/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                 3/31/19                      3/31/18
--------------------------------------------------------------------------------
           A                    $24.21                       $22.66
--------------------------------------------------------------------------------
           C                    $21.93                       $20.73
--------------------------------------------------------------------------------
           K                    $24.21                       $22.68
--------------------------------------------------------------------------------
           R                    $23.79                       $22.31
--------------------------------------------------------------------------------
           Y                    $24.42                       $22.86
--------------------------------------------------------------------------------

Distributions per Share: 4/1/18-3/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment       Short-Term          Long-Term
          Class          Income           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A            $0.0504             $0.0259             $1.2087
--------------------------------------------------------------------------------
           C            $    --             $0.0259             $1.2087
--------------------------------------------------------------------------------
           K            $0.1636             $0.0259             $1.2087
--------------------------------------------------------------------------------
           R            $    --             $0.0259             $1.2087
--------------------------------------------------------------------------------
           Y            $0.1380             $0.0259             $1.2087
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

Performance Update | 3/31/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2019)
------------------------------------------------------
                 Net         Public        Russell
                 Asset       Offering      1000
                 Value       Price         Growth
Period           (NAV)       (POP)         Index
------------------------------------------------------
10 years         15.43%      14.75         17.52%
5 years          11.99       10.68         13.50
1 year           12.90       6.41          12.75
------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
------------------------------------------------------
Gross          Net
------------------------------------------------------
1.10%          1.09%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
3/09           $ 9,425                    $10,000
3/10           $13,242                    $14,975
3/11           $14,729                    $17,709
3/12           $16,915                    $19,661
3/13           $18,546                    $21,645
3/14           $22,470                    $26,670
3/15           $26,425                    $30,961
3/16           $27,481                    $31,740
3/17           $30,717                    $36,742
3/18           $35,067                    $44,550
3/19           $39,590                    $50,230

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 11

Performance Update | 3/31/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2019)
------------------------------------------------------
                                           Russell
                                           1000
                   If         If           Growth
Period             Held       Redeemed     Index
------------------------------------------------------
10 years           14.59%     14.59%       17.52%
5 years            11.24      11.24        13.50
1 year             12.12      12.12        12.75
------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
------------------------------------------------------
Gross
------------------------------------------------------
1.74%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
3/09           $10,000                    $10,000
3/10           $13,929                    $14,975
3/11           $15,368                    $17,709
3/12           $17,516                    $19,661
3/13           $19,053                    $21,645
3/14           $22,918                    $26,670
3/15           $26,771                    $30,961
3/16           $27,652                    $31,740
3/17           $30,689                    $36,742
3/18           $34,820                    $44,550
3/19           $39,039                    $50,230

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. "If Redeemed" returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

Performance Update | 3/31/19                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2019)
------------------------------------------------------
                          Net           Russell
                          Asset         1000
                          Value         Growth
Period                    (NAV)         Index
------------------------------------------------------
10 years                  15.74%        17.52%
5 years                   12.48         13.50
1 year                    13.39         12.75
------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
------------------------------------------------------
Gross
------------------------------------------------------
0.66%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
3/09           $ 5,000,000                $ 5,000,000
3/10           $ 7,024,786                $ 7,487,571
3/11           $ 7,813,910                $ 8,854,463
3/12           $ 8,973,609                $ 9,830,615
3/13           $ 9,851,255                $10,822,267
3/14           $11,980,302                $13,335,064
3/15           $14,150,048                $15,480,497
3/16           $14,776,306                $15,870,133
3/17           $16,584,606                $18,370,754
3/18           $19,019,331                $22,275,155
3/19           $21,565,076                $25,114,834

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 13

Performance Update | 3/31/19                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2019)
------------------------------------------------------
                         Net           Russell
                         Asset         1000
                         Value         Growth
Period                   (NAV)         Index
------------------------------------------------------
10 years                 15.19%        17.52%
5 years                  11.65         13.50
1 year                   12.52         12.75
------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
------------------------------------------------------
Gross         Net
------------------------------------------------------
1.42%         1.40%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
3/09           $10,000                    $10,000
3/10           $14,050                    $14,975
3/11           $15,628                    $17,709
3/12           $17,947                    $19,661
3/13           $19,620                    $21,645
3/14           $23,708                    $26,670
3/15           $27,792                    $30,961
3/16           $28,820                    $31,740
3/17           $32,107                    $36,742
3/18           $36,560                    $44,550
3/19           $41,138                    $50,230

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2019, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

Performance Update | 3/31/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2019)
------------------------------------------------------
                          Net           Russell
                          Asset         1000
                          Value         Growth
Period                    (NAV)         Index
------------------------------------------------------
10 years                  15.83%        17.52%
5 years                   12.35         13.50
1 year                    13.28         12.75
------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
------------------------------------------------------
Gross
------------------------------------------------------
0.77%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
3/09           $ 5,000,000                $ 5,000,000
3/10           $ 7,049,631                $ 7,487,571
3/11           $ 7,884,026                $ 8,854,463
3/12           $ 9,089,330                $ 9,830,615
3/13           $ 9,997,465                $10,822,267
3/14           $12,141,022                $13,335,064
3/15           $14,324,220                $15,480,497
3/16           $14,939,471                $15,870,133
3/17           $16,749,109                $18,370,754
3/18           $19,184,323                $22,275,155
3/19           $21,731,770                $25,114,834

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the commencement of operations of Class Y shares on April 8, 2009, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning April 8, 2009, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from October 1, 2018, through March 31, 2019.

-----------------------------------------------------------------------------------------------------
Share Class                      A             C             K                R              Y
-----------------------------------------------------------------------------------------------------
Beginning Account            $1,000.00      $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 10/1/18
-----------------------------------------------------------------------------------------------------
Ending Account               $1,003.64      $1,000.09      $1,005.77      $1,002.14      $1,005.24
Value (after expenses)
on 3/31/19
-----------------------------------------------------------------------------------------------------
Expenses Paid                    $5.44          $8.63          $3.30          $6.94          $3.85
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, 1.73%, 0.66%, 1.39% and 0.77% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

16 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from October 1, 2018, through March 31, 2019.

-----------------------------------------------------------------------------------------------------
Share Class                      A             C             K                R              Y
-----------------------------------------------------------------------------------------------------
Beginning Account            $1,000.00      $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 10/1/18
-----------------------------------------------------------------------------------------------------
Ending Account               $1,019.50      $1,016.31      $1,021.64      $1,018.00      $1,021.09
Value (after expenses)
on 3/31/19
-----------------------------------------------------------------------------------------------------
Expenses Paid                    $5.49          $8.70          $3.33          $6.99          $3.88
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, 1.73%, 0.66%, 1.39% and 0.77% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 17

Schedule of Investments | 3/31/19

-----------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
-----------------------------------------------------------------------------------------------------------
                      UNAFFILIATED ISSUERS -- 99.4%
                      COMMON STOCKS -- 99.4% of Net Assets
                      Aerospace & Defense -- 2.9%
    928,973           Raytheon Co.                                                           $  169,147,404
                                                                                             --------------
                      Total Aerospace & Defense                                              $  169,147,404
-----------------------------------------------------------------------------------------------------------
                      Beverages -- 3.7%
  1,777,980           PepsiCo., Inc.                                                         $  217,891,449
                                                                                             --------------
                      Total Beverages                                                        $  217,891,449
-----------------------------------------------------------------------------------------------------------
                      Building Products -- 1.3%
  1,890,013           Masco Corp.                                                            $   74,296,411
                                                                                             --------------
                      Total Building Products                                                $   74,296,411
-----------------------------------------------------------------------------------------------------------
                      Capital Markets -- 4.8%
  1,835,297           Charles Schwab Corp.                                                   $   78,477,300
  2,659,879           Intercontinental Exchange, Inc.                                           202,523,187
                                                                                             --------------
                      Total Capital Markets                                                  $  281,000,487
-----------------------------------------------------------------------------------------------------------
                      Chemicals -- 2.8%
    593,389           Ecolab, Inc.                                                           $  104,756,894
    474,833           International Flavors & Fragrances, Inc.                                   61,153,742
                                                                                             --------------
                      Total Chemicals                                                        $  165,910,636
-----------------------------------------------------------------------------------------------------------
                      Communications Equipment -- 0.3%
     58,389(a)        Arista Networks, Inc.                                                  $   18,361,005
                                                                                             --------------
                      Total Communications Equipment                                         $   18,361,005
-----------------------------------------------------------------------------------------------------------
                      Electrical Equipment -- 2.0%
  1,687,140           Emerson Electric Co.                                                   $  115,518,476
                                                                                             --------------
                      Total Electrical Equipment                                             $  115,518,476
-----------------------------------------------------------------------------------------------------------
                      Electronic Equipment, Instruments & Components -- 3.1%
    657,097           Amphenol Corp.                                                         $   62,056,241
  1,245,561           CDW Corp.                                                                 120,034,713
                                                                                             --------------
                      Total Electronic Equipment, Instruments & Components                   $  182,090,954
-----------------------------------------------------------------------------------------------------------
                      Entertainment -- 2.1%
  1,229,709(a)        Electronic Arts, Inc.                                                  $  124,975,326
                                                                                             --------------
                      Total Entertainment                                                    $  124,975,326
-----------------------------------------------------------------------------------------------------------
                      Food & Staples Retailing -- 1.3%
    786,918           Walmart, Inc.                                                          $   76,748,113
                                                                                             --------------
                      Total Food & Staples Retailing                                         $   76,748,113
-----------------------------------------------------------------------------------------------------------
                      Health Care Equipment & Supplies -- 5.0%
    205,516(a)        ABIOMED, Inc.                                                          $   58,693,314
    204,277           Cooper Cos., Inc.                                                          60,500,719

The accompanying notes are an integral part of these financial statements.

18 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

-----------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
-----------------------------------------------------------------------------------------------------------
                      Health Care Equipment & Supplies (continued)
    382,284(a)        Edwards Lifesciences Corp.                                             $   73,142,398
  1,080,757           Medtronic Plc                                                              98,435,347
                                                                                             --------------
                      Total Health Care Equipment & Supplies                                 $  290,771,778
-----------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants & Leisure -- 1.0%
    784,574           Starbucks Corp.                                                        $   58,325,231
                                                                                             --------------
                      Total Hotels, Restaurants & Leisure                                    $   58,325,231
-----------------------------------------------------------------------------------------------------------
                      Insurance -- 4.6%
  2,059,252           Marsh & McLennan Cos., Inc.                                            $  193,363,763
  1,023,322           Progressive Corp.                                                          73,771,283
                                                                                             --------------
                      Total Insurance                                                        $  267,135,046
-----------------------------------------------------------------------------------------------------------
                      Interactive Media & Services -- 6.3%
    312,094(a)        Alphabet, Inc., Class C                                                $  366,183,011
                                                                                             --------------
                      Total Interactive Media & Services                                     $  366,183,011
-----------------------------------------------------------------------------------------------------------
                      Internet & Direct Marketing Retail -- 5.7%
     89,713(a)        Amazon.com, Inc.                                                       $  159,756,425
     97,818(a)        Booking Holdings, Inc.                                                    170,683,606
                                                                                             --------------
                      Total Internet & Direct Marketing Retail                               $  330,440,031
-----------------------------------------------------------------------------------------------------------
                      IT Services -- 10.1%
    966,523           Accenture Plc                                                          $  170,127,379
  1,277,795           Mastercard, Inc.                                                          300,856,833
  1,131,227(a)        PayPal Holdings, Inc.                                                     117,466,611
                                                                                             --------------
                      Total IT Services                                                      $  588,450,823
-----------------------------------------------------------------------------------------------------------
                      Life Sciences Tools & Services -- 3.8%
    810,682           Thermo Fisher Scientific, Inc.                                         $  221,899,877
                                                                                             --------------
                      Total Life Sciences Tools & Services                                   $  221,899,877
-----------------------------------------------------------------------------------------------------------
                      Machinery -- 2.1%
    886,651           Stanley Black & Decker, Inc.                                           $  120,735,266
                                                                                             --------------
                      Total Machinery                                                        $  120,735,266
-----------------------------------------------------------------------------------------------------------
                      Pharmaceuticals -- 8.1%
  1,953,262(a)        Elanco Animal Health, Inc.                                             $   62,641,112
  1,336,105           Eli Lilly & Co.                                                           173,372,985
    608,242           Johnson & Johnson                                                          85,026,149
  1,516,661           Zoetis, Inc.                                                              152,682,263
                                                                                             --------------
                      Total Pharmaceuticals                                                  $  473,722,509
-----------------------------------------------------------------------------------------------------------
                      Semiconductors & Semiconductor Equipment -- 3.0%
    591,995           Broadcom, Inc.                                                         $  178,018,817
                                                                                             --------------
                      Total Semiconductors & Semiconductor Equipment                         $  178,018,817
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 19

-----------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
-----------------------------------------------------------------------------------------------------------
                      Software -- 10.5%
    625,462(a)        Adobe, Inc.                                                            $  166,679,368
  3,782,237           Microsoft Corp.                                                           446,077,032
                                                                                             --------------
                      Total Software                                                         $  612,756,400
-----------------------------------------------------------------------------------------------------------
                      Specialty Retail -- 9.5%
  1,046,894           Home Depot, Inc.                                                       $  200,888,490
    328,314(a)        O'Reilly Automotive, Inc.                                                 127,484,326
  1,872,746           Ross Stores, Inc.                                                         174,352,652
    566,822           Tractor Supply Co.                                                         55,412,519
                                                                                             --------------
                      Total Specialty Retail                                                 $  558,137,987
-----------------------------------------------------------------------------------------------------------
                      Technology Hardware, Storage & Peripherals -- 5.4%
  1,674,147           Apple, Inc.                                                            $  318,004,223
                                                                                             --------------
                      Total Technology Hardware, Storage & Peripherals                       $  318,004,223
-----------------------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCKS
                      (Cost $3,848,219,531)                                                  $5,810,521,260
-----------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.4%
                      (Cost $3,848,219,531)                                                  $5,810,521,260
-----------------------------------------------------------------------------------------------------------
                      OTHER ASSETS AND LIABILITIES -- 0.6%                                   $   34,480,155
-----------------------------------------------------------------------------------------------------------
                      NET ASSETS -- 100.0%                                                   $5,845,001,415
===========================================================================================================

(a)   Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2019, aggregated $1,579,239,113 and $2,541,308,340, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the year ended March 31, 2019, the Fund did not engage in cross trade activity.

At March 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $3,862,294,699 was as follows:

      Aggregate gross unrealized appreciation for all investments in which
        there is an excess of value over tax cost                                    $2,042,682,520
      Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value                                       (94,455,959)
                                                                                     --------------
      Net unrealized appreciation                                                    $1,948,226,561
                                                                                     ==============

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of March 31, 2019, in valuing the Fund's investments:

----------------------------------------------------------------------------------------
                             Level 1            Level 2     Level 3     Total
----------------------------------------------------------------------------------------
Common Stocks                $5,810,521,260     $ --        $ --        $5,810,521,260
----------------------------------------------------------------------------------------
Total Investments in
Securities                   $5,810,521,260     $ --        $ --        $5,810,521,260
========================================================================================


During the year ended March 31, 2019, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 21

Statement of Assets and Liabilities | 3/31/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $3,848,219,531)           $5,810,521,260
  Receivables --
     Investment securities sold                                                     40,871,434
     Fund shares sold                                                                9,107,432
     Dividends                                                                       1,895,796
  Other assets                                                                          56,146
-----------------------------------------------------------------------------------------------
       Total assets                                                             $5,862,452,068
-----------------------------------------------------------------------------------------------
LIABILITIES:
  Due to custodian                                                              $    5,573,166
  Payables --
     Fund shares repurchased                                                         9,872,681
     Trustees' fees                                                                      2,917
     Transfer agent fees                                                             1,147,626
  Due to affiliates                                                                    648,613
  Accrued expenses                                                                     205,650
-----------------------------------------------------------------------------------------------
       Total liabilities                                                        $   17,450,653
-----------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                               $3,776,125,393
  Distributable earnings (loss)                                                  2,068,876,022
-----------------------------------------------------------------------------------------------
       Net assets                                                               $5,845,001,415
-----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $1,042,167,549/43,054,369 shares)                           $        24.21
  Class C (based on $444,786,071/20,279,521 shares)                             $        21.93
  Class K (based on $680,094,238/28,096,576 shares)                             $        24.21
  Class R (based on $114,780,562/4,824,939 shares)                              $        23.79
  Class Y (based on $3,563,172,995/145,932,681 shares)                          $        24.42
MAXIMUM OFFERING PRICE:
  Class A (based on $24.21 net asset value per share/100% - 5.75%
     maximum sales charge)                                                      $        25.69
===============================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

Statement of Operations

For the Year Ended 3/31/19

INVESTMENT INCOME:
  Dividends from unaffiliated issuers                                 $80,291,247
  Interest from unaffiliated issuers                                      834,173
------------------------------------------------------------------------------------------------------
       Total investment income                                                           $ 81,125,420
======================================================================================================
EXPENSES:
  Management fees                                                     $36,725,381
  Administrative expense                                                1,662,601
  Transfer agent fees
     Class A                                                            2,012,245
     Class C                                                              320,905
     Class K                                                                9,309
     Class R                                                              275,436
     Class Y                                                            3,943,519
  Distribution fees
     Class A                                                            2,787,496
     Class C                                                            4,591,023
     Class R                                                              601,000
  Shareowner communications expense                                       247,962
  Custodian fees                                                           77,138
  Registration fees                                                       181,962
  Professional fees                                                       262,287
  Printing expense                                                         61,671
  Trustees' fees                                                          290,533
  Insurance expense                                                        80,833
  Interest expense                                                          6,848
  Miscellaneous                                                           153,596
------------------------------------------------------------------------------------------------------
     Total expenses                                                                      $ 54,291,745
     Less fees waived and expenses reimbursed by the Adviser                                   (8,153)
------------------------------------------------------------------------------------------------------
     Net expenses                                                                        $ 54,283,592
------------------------------------------------------------------------------------------------------
       Net investment income                                                             $ 26,841,828
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                                 $366,395,202
------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                                 $334,424,633
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                 $700,819,835
------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   $727,661,663
======================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 23

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------------------
                                                                      Year Ended                Year Ended
                                                                      3/31/19                   3/31/18
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                          $    26,841,828           $    26,198,391
Net realized gain (loss) on investments                                   366,395,202               255,805,911
Change in net unrealized appreciation (depreciation)
  on investments                                                          334,424,633               524,705,611
----------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations             $   727,661,663           $   806,709,913
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:*
     Class A ($1.28 and $1.05 per share, respectively)                $   (56,885,056)          $   (57,118,209)
     Class C ($1.23 and $1.01 per share, respectively)                    (25,144,609)              (22,632,886)
     Class K ($1.39 and $1.15 per share, respectively)                    (37,601,659)              (27,170,074)
     Class R ($1.23 and $1.01 per share, respectively)                     (6,194,708)               (6,472,545)
     Class Y ($1.37 and $1.12 per share, respectively)                   (206,490,287)             (183,467,085)
----------------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                             $  (332,316,319)          $  (296,860,799)
----------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                     $ 1,335,053,456           $ 1,890,199,140
Reinvestment of distributions                                             301,535,270               265,460,390
Cost of shares repurchased                                             (2,364,978,703)           (1,851,632,022)
----------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       Fund share transactions                                        $  (728,389,977)          $   304,027,508
----------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                            $  (333,044,633)          $   813,876,622
NET ASSETS:**
Beginning of year                                                     $ 6,178,046,048           $ 5,364,169,426
----------------------------------------------------------------------------------------------------------------
End of year                                                           $ 5,845,001,415           $ 6,178,046,048
================================================================================================================
* For the year ended March 31, 2018, distribution to shareowners were presented as follows:

  Net investment income:
     Class A ($0.04 per share)                                                                  $    (2,209,305)
     Class K ($0.14 per share)                                                                       (3,447,604)
     Class Y ($0.11 per share)                                                                      (18,936,504)
  Net realized gain:
     Class A ($1.01 per share)                                                                  $   (54,908,904)
     Class C ($1.01 per share)                                                                      (22,632,886)
     Class K ($1.01 per share)                                                                      (23,722,470)
     Class R ($1.01 per share)                                                                       (6,472,545)
     Class Y ($1.01 per share)                                                                     (164,530,581)

** For the year ended March 31, 2018, undistributed net investment income was presented as follows: $6,912,515

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

--------------------------------------------------------------------------------------------------------------
                                       Year Ended        Year Ended          Year Ended       Year Ended
                                       3/31/19           3/31/19             3/31/18          3/31/18
                                       Shares            Amount              Shares           Amount
--------------------------------------------------------------------------------------------------------------
Class A
Shares sold                              7,464,963       $   174,656,891      13,806,968      $   306,540,567
Reinvestment of distributions            2,147,773            48,760,985       2,165,560           48,482,692
Less shares repurchased                (19,319,758)         (454,252,301)    (21,209,461)        (475,551,238)
--------------------------------------------------------------------------------------------------------------
     Net decrease                       (9,707,022)      $  (230,834,425)     (5,236,933)     $  (120,527,979)
==============================================================================================================
Class C
Shares sold                              2,716,493       $    57,846,329       3,917,788      $    80,229,794
Reinvestment of distributions            1,059,825            21,874,816         964,970           19,762,588
Less shares repurchased                 (6,325,451)         (135,733,801)     (6,336,780)        (129,776,814)
--------------------------------------------------------------------------------------------------------------
     Net decrease                       (2,549,133)      $   (56,012,656)     (1,454,022)     $   (29,784,432)
==============================================================================================================
Class K
Shares sold                             10,787,886       $   253,736,943      13,324,965      $   299,047,406
Reinvestment of distributions            1,635,138            36,995,323       1,163,910           26,160,337
Less shares repurchased                (11,429,160)         (271,777,022)     (5,504,088)        (124,406,560)
--------------------------------------------------------------------------------------------------------------
     Net increase                          993,864       $    18,955,244       8,984,787      $   200,801,183
==============================================================================================================
Class R
Shares sold                              1,085,802       $    24,580,239       2,589,007      $    55,874,837
Reinvestment of distributions              230,179             5,146,817         203,945            4,488,824
Less shares repurchased                 (2,077,742)          (47,159,442)     (2,960,660)         (65,982,881)
--------------------------------------------------------------------------------------------------------------
     Net decrease                        (761,761)       $   (17,432,386)       (167,708)     $    (5,619,220)
==============================================================================================================
Class Y
Shares sold                             34,937,476       $   824,233,054      51,292,560      $ 1,148,506,536
Reinvestment of distributions            8,263,070           188,757,329       7,355,824          166,565,949
Less shares repurchased                (62,145,940)       (1,456,056,137)    (46,433,917)      (1,055,914,529)
--------------------------------------------------------------------------------------------------------------
     Net increase
        (decrease)                     (18,945,394)      $  (443,065,754)     12,214,467      $   259,157,956
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 25

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                Year           Year           Year           Year         Year
                                                                Ended          Ended          Ended          Ended        Ended
                                                                3/31/19        3/31/18        3/31/17*       3/31/16*     3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                            $    22.66     $    20.78     $    19.00     $  19.06     $  16.66
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                  $     0.06(a)  $     0.06(a)  $     0.08(a)  $   0.07(a)  $   0.06
  Net realized and unrealized gain (loss) on investments              2.77           2.87           2.13         0.70         2.86
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $     2.83     $     2.93     $     2.21     $   0.77     $   2.92
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                         $    (0.05)    $    (0.04)    $    (0.06)    $  (0.05)    $  (0.05)
  Net realized gain                                                  (1.23)         (1.01)         (0.37)       (0.78)       (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $    (1.28)    $    (1.05)    $    (0.43)    $  (0.83)    $  (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $     1.55     $     1.88     $     1.78     $  (0.06)    $   2.40
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $    24.21     $    22.66     $    20.78     $  19.00     $  19.06
------------------------------------------------------------------------------------------------------------------------------------
Total return (b)                                                     12.90%         14.16%         11.78%        4.00%       17.60%
Ratio of net expenses to average net assets                           1.09%          1.09%          1.09%        1.09%        1.09%
Ratio of net investment income (loss) to average net assets           0.25%          0.25%          0.39%        0.38%        0.38%
Portfolio turnover rate                                                 26%            38%            23%          13%          12%
Net assets, end of period (in thousands)                        $1,042,168     $1,195,674     $1,205,124     $992,927     $796,689
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                1.09%          1.10%          1.09%        1.11%        1.13%
  Net investment income (loss) to average net assets                  0.25%          0.24%          0.39%        0.36%        0.34%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                         Year            Year            Year            Year            Year
                                                         Ended           Ended           Ended           Ended           Ended
                                                         3/31/19         3/31/18         3/31/17*        3/31/16*        3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                     $  20.73        $  19.17        $  17.63        $  17.81        $  15.66
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                           $  (0.08)(a)(b) $  (0.08)(a)(b) $  (0.05)(a)(b) $  (0.05)(a)(b) $  (0.03)
  Net realized and unrealized gain (loss) on
  investments                                                2.51            2.65            1.96            0.65            2.65
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations       $   2.43        $   2.57        $   1.91        $   0.60        $   2.62
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                  $     --        $     --        $     --        $     --        $     --
  Net realized gain                                         (1.23)          (1.01)          (0.37)          (0.78)          (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      $  (1.23)       $  (1.01)       $  (0.37)       $  (0.78)       $  (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $   1.20        $   1.56        $   1.54        $  (0.18)       $   2.15
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  21.93        $  20.73        $ 19.17         $  17.63        $  17.81
====================================================================================================================================
Total return (c)                                            12.12%          13.46%          10.98%           3.29%          16.81%
Ratio of net expenses to average net assets                  1.73%           1.74%           1.77%           1.77%           1.79%
Ratio of net investment income (loss) to average
  net assets                                                (0.39)%         (0.40)%         (0.30)%         (0.29)%         (0.32)%
Portfolio turnover rate                                        26%             38%             23%             13%             12%
Net assets, end of period (in thousands)                 $444,786        $473,154        $465,545        $356,675        $246,593
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 27

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year         Year         Year         Year         Year
                                                                       Ended        Ended        Ended        Ended        Ended
                                                                       3/31/19      3/31/18      3/31/17*     3/31/16*     3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                   $  22.68     $  20.79     $  19.00     $  19.05     $ 16.64
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                         $   0.16(a)  $   0.16(a)  $   0.16(a)  $   0.15(a)  $  0.16
  Net realized and unrealized gain (loss) on investments                   2.76         2.88         2.13         0.70        2.84
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $   2.92     $   3.04     $   2.29     $   0.85     $  3.00
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                $  (0.16)    $  (0.14)    $  (0.13)    $  (0.12)    $ (0.12)
  Net realized gain                                                       (1.23)       (1.01)       (0.37)       (0.78)      (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $  (1.39)    $  (1.15)    $  (0.50)    $  (0.90)    $ (0.59)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $   1.53     $   1.89     $   1.79     $  (0.05)    $  2.41
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  24.21     $  22.68     $  20.79     $  19.00     $ 19.05
====================================================================================================================================
Total return (b)                                                          13.39%       14.68%       12.24%        4.43%      18.11%
Ratio of net expenses to average net assets                                0.66%        0.66%        0.67%        0.67%       0.69%
Ratio of net investment income (loss) to average net assets                0.68%        0.69%        0.81%        0.80%       0.81%
Portfolio turnover rate                                                      26%          38%          23%          13%         12%
Net assets, end of period (in thousands)                               $680,094     $614,710     $376,708     $131,813     $97,063
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year            Year            Year        Year       Year
                                                                 Ended           Ended           Ended       Ended      Ended
                                                                 3/31/19         3/31/18         3/31/17*    3/31/16*   3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                             $  22.31        $  20.49        $  18.76    $ 18.86    $ 16.50
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $  (0.01)(a)(b) $  (0.01)(a)(b) $   0.01(a) $  0.02(a) $ (0.00)(c)
  Net realized and unrealized gain (loss) on investments             2.72            2.84            2.10       0.69       2.83
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   2.71        $   2.83        $   2.11    $  0.71    $  2.83
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                          $     --        $     --        $  (0.01)   $ (0.03)   $    --
  Net realized gain                                                 (1.23)          (1.01)          (0.37)     (0.78)     (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $  (1.23)       $  (1.01)       $  (0.38)   $ (0.81)   $ (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $   1.48        $   1.82        $   1.73    $ (0.10)   $  2.36
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  23.79        $  22.31        $  20.49    $ 18.76    $ 18.86
====================================================================================================================================
Total return (d)                                                    12.52%          13.87%          11.41%      3.70%     17.23%
Ratio of net expenses to average net assets                          1.39%           1.40%           1.40%      1.40%      1.40%
Ratio of net investment income (loss) to average net assets         (0.04)%         (0.05)%          0.08%      0.10%      0.05%
Portfolio turnover rate                                                26%             38%             23%        13%        12%
Net assets, end of period (in thousands)                         $114,781        $124,614        $117,931    $79,519    $37,285
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                               1.39%           1.42%           1.41%      1.43%      1.52%
  Net investment income (loss) to average net assets                (0.04)%         (0.07)%          0.07%      0.07%     (0.07)%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(c)   Amount rounds to less then $0.01 or $(0.01) per share.

(d) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year          Year          Year          Year          Year
                                                                 Ended         Ended         Ended         Ended         Ended
                                                                 3/31/19       3/31/18       3/31/17*      3/31/16*      3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $    22.86    $    20.95    $    19.15    $    19.20    $    16.77
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $     0.14(a) $     0.13(a) $     0.14(a) $     0.13(a) $     0.10
  Net realized and unrealized gain (loss) on investments               2.79          2.90          2.14          0.71          2.90
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $     2.93    $     3.03    $     2.28    $     0.84    $     3.00
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                          $    (0.14)   $    (0.11)   $    (0.11)   $    (0.11)   $    (0.10)
  Net realized gain                                                   (1.23)        (1.01)        (0.37)        (0.78)        (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $    (1.37)   $    (1.12)   $    (0.48)   $    (0.89)   $    (0.57)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $     1.56    $     1.91    $     1.80    $    (0.05)   $     2.43
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $    24.42    $    22.86    $    20.95    $    19.15    $    19.20
====================================================================================================================================
Total return (b)                                                      13.28%        14.54%        12.11%         4.29%        17.98%
Ratio of net expenses to average net assets                            0.77%         0.77%         0.77%         0.79%         0.80%
Ratio of net investment income (loss) to average net assets            0.58%         0.58%         0.71%         0.70%         0.68%
Portfolio turnover rate                                                  26%           38%           23%           13%           12%
Net assets, end of period (in thousands)                         $3,563,173    $3,769,893    $3,198,861    $2,001,002    $1,263,594
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

Notes to Financial Statements | 3/31/19

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 31 and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

32 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At March 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 33

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018, was as follows:

      --------------------------------------------------------------------------
                                                          2019            2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                              $ 34,716,252    $ 36,554,386
      Long-term capital gain                        297,600,067     260,306,413
      --------------------------------------------------------------------------
          Total                                    $332,316,319    $296,860,799
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at March 31, 2019:

      --------------------------------------------------------------------------
                                                                          2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                              $    4,403,055
      Undistributed long-term capital gain                          116,246,406
      Unrealized appreciation                                     1,948,226,561
      --------------------------------------------------------------------------
          Total                                                  $2,068,876,022
      ==========================================================================

      The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on common stock.

34 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $146,131 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2019.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 35 mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which

36 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      There were no open repurchase agreements at March 31, 2019.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $6.5 billion and 0.55% on assets over $7.5 billion. Prior to October 1, 2018 management fees were calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended March 31, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.61% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.09%, 1.40% and 0.83% of the average daily net assets attributable to Class A, Class R, and Class Y shares, respectively. These expense limitations are in effect through August 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Class C and Class K shares do not have an expense limitation. Fees waived and expenses reimbursed during the year ended March 31, 2019 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $544,768 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 37

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended March 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                $ 71,724
Class C                                                                  26,062
Class K                                                                  16,390
Class R                                                                   3,396
Class Y                                                                 130,390
--------------------------------------------------------------------------------
 Total                                                                 $247,962
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $103,845 in distribution fees payable to the Distributor at March 31, 2019.

The Fund also has adopted a separate service plan for Class R shares ("Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange

38 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended March 31, 2019, CDSCs in the amount of $40,646 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Prior to August 1, 2018, the credit facility was in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended March 31, 2019, the average daily amount of borrowings outstanding during the period was $8,300,000. The related weighted average annualized interest rate for the period was 3.30%, and the total interest expense on such borrowings was $6,848, which is shown as Interest expense, located on the Statement of Operations.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareholders of Pioneer Fundamental Growth Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Fundamental Growth Fund (the "Fund") (one of the funds constituting Pioneer Series Trust X (the "Trust")), including the schedule of investments, as of March 31, 2019, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended March 31, 2018 (collectively referred to as the "financial statements"). The financial highlights for the periods ended March 31, 2015, March 31, 2016 and March 31, 2017 were audited by another independent registered public accounting firm whose report, dated May 26, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Fundamental Growth Fund (one of the funds constituting Pioneer Series Trust X) at March 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and the financial highlights for the year ended March 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to

40 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Trust's auditor since 2017.

Boston, Massachusetts
May 30, 2019

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 41

ADDITIONAL INFORMATION (unaudited)

For the year ended March 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100.00%.

42 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 43

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)         Trustee since 2006.           Private investor (2004 - 2008 and 2013 - Director, Broadridge Financial
Chairman of the Board        Serves until a successor      present); Chairman (2008 - 2013) and     Solutions, Inc. (investor
and Trustee                  trustee is elected or         Chief Executive Officer (2008 - 2012),   communications and securities
                             earlier retirement or         Quadriserv, Inc. (technology products    processing provider for
                             removal.                      for securities lending industry); and    financial services industry)
                                                           Senior Executive Vice President, The     (2009 - present); Director,
                                                           Bank of New York (financial and          Quadriserv, Inc. (2005 -
                                                           securities services) (1986 - 2004)       2013); and Commissioner, New
                                                                                                    Jersey State Civil Service
                                                                                                    Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)           Trustee since 2005.           Managing Partner, Federal City Capital   Director of New York
Trustee                      Serves until a successor      Advisors (corporate advisory services    Mortgage Trust (publicly-
                             trustee is elected or         company) (1997 - 2004 and 2008 -         traded mortgage REIT)
                             earlier retirement or         present); Interim Chief Executive        (2004 - 2009, 2012 -
                             removal.                      Officer, Oxford Analytica, Inc.          present); Director
                                                           (privately held research and consulting  of The Swiss Helvetia
                                                           company) (2010); Executive Vice          Fund, Inc. (closed-end
                                                           President and Chief Financial Officer,   fund) (2010 - 2017);
                                                           I-trax, Inc. (publicly traded health     Director of Oxford
                                                           care services company) (2004 - 2007);    Analytica, Inc. (2008 -
                                                           and Executive Vice President and Chief   2015); and Director of
                                                           Financial Officer, Pedestal Inc.         Enterprise Community
                                                           (internet-based mortgage trading         Investment, Inc.
                                                           company) (2000 - 2002); Private          (privately-held
                                                           Consultant (1995 - 1997); Managing       affordable housing
                                                           Director, Lehman Brothers (1992 -        finance company)
                                                           1995); and Executive, The World Bank     (1985 - 2010)
                                                           (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)    Trustee since 2008.           William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                      Serves until a successor      Political Economy, Harvard University    Funds Investment Trust and
                             trustee is elected or         (1972 - present)                         Mellon Institutional Funds
                             earlier retirement or                                                  Master Portfolio (oversaw
                             removal.                                                               17 portfolios in fund
                                                                                                    complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

44 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)    Trustee since 2002.           Founding Director, Vice-President and    None
Trustee                      Serves until a successor      Corporate Secretary, The Winthrop
                             trustee is elected or earlier Group, Inc. (consulting firm) (1982 -
                             retirement or removal.        present); Desautels Faculty of
                                                           Management, McGill University (1999 -
                                                           2017); and Manager of Research
                                                           Operations and Organizational Learning,
                                                           Xerox PARC, Xerox's advance research
                                                           center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)     Trustee since 2017.           Chief Investment Officer, 1199 SEIU      None
Trustee                      (Advisory Trustee from        Funds (healthcare workers union pension
                             2014 - 2017) Serves until     funds) (2001 - present); Vice
                             a successor trustee is        President - International Investments
                             elected or earlier            Group, American International Group,
                             retirement or removal.        Inc. (insurance company) (1993 - 2001);
                                                           Vice President - Corporate Finance and
                                                           Treasury Group, Citibank, N.A. (1980 -
                                                           1986 and 1990 - 1993); Vice President -
                                                           Asset/Liability Management Group,
                                                           Federal Farm Funding Corporation
                                                           (government-sponsored issuer of debt
                                                           securities) (1988 - 1990); Mortgage
                                                           Strategies Group, Shearson Lehman
                                                           Hutton, Inc. (investment bank) (1987 -
                                                           1988); and Mortgage Strategies Group,
                                                           Drexel Burnham Lambert, Ltd.
                                                           (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)     Trustee since 2002.           President and Chief Executive Officer,   Director of New America
Trustee                      Serves until a successor      Metric Financial Inc. (formerly known    High Income Fund, Inc.
                             trustee is elected or earlier as Newbury Piret Company) (investment    (closed-end investment
                             retirement or removal.        banking firm) (1981 - present)           company) (2004 - present);
                                                                                                    and Member, Board of
                                                                                                    Governors, Investment
                                                                                                    Company Institute
                                                                                                    (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)       Trustee since 2014.           Consultant (investment company           None
Trustee                      Serves until a successor      services) (2012 - present); Executive
                             trustee is elected or earlier Vice President, BNY Mellon (financial
                             retirement or removal.        and investment company services)
                                                           (1969 - 2012); Director, BNY
                                                           International Financing Corp.
                                                           (financial services) (2002 - 2012);
                                                           Director, Mellon Overseas Investment
                                                           Corp. (financial services) (2009 - 2012);
                                                           Director, Financial Models (technology)
                                                           (2005-2007); Director, BNY Hamilton
                                                           Funds, reland (offshore investment
                                                           companies) (2004-2007); Chairman/
                                                           Director, AIB/BNY Securities Services,
                                                           Ltd., Ireland (financial services)
                                                           (1999-2006); and Chairman, BNY
                                                           Alternative Investment Services, Inc.
                                                           (financial services) (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 45

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*          Trustee since 2017.           Director, CEO and President of Amundi    None
Trustee, President and       Serves until a successor      Pioneer Asset Management USA, Inc.
Chief Executive Officer      trustee is elected or earlier (since September 2014); Director, CEO
                             retirement or removal         and President of Amundi Pioneer Asset
                                                           Management, Inc. (since September 2014);
                                                           Director, CEO and President of Amundi
                                                           Pioneer Distributor, Inc. (since
                                                           September 2014); Director, CEO and
                                                           President of Amundi Pioneer
                                                           Institutional Asset Management, Inc.
                                                           (since September 2014); Chair, Amundi
                                                           Pioneer Asset Management USA, Inc.,
                                                           Amundi Pioneer Distributor, Inc. and
                                                           Amundi Pioneer Institutional Asset
                                                           Management, Inc. (September 2014 -
                                                           2018); Managing Director, Morgan
                                                           Stanley Investment Management (2010 -
                                                           2013); Director of Institutional
                                                           Business, CEO of International, Eaton
                                                           Vance Management (2005 - 2010); and
                                                           Director of Amundi USA, Inc.
                                                           (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*      Trustee since 2014.           Director and Executive Vice President    None
Trustee                      Serves until a successor      (since 2008) and Chief Investment
                             trustee is elected or earlier Officer, U.S. (since 2010) of Amundi
                             retirement or removal         Pioneer Asset Management USA, Inc.;
                                                           Director and Executive Vice President
                                                           and Chief Investment Officer, U.S. of
                                                           Amundi Pioneer (since 2008); Executive
                                                           Vice President and Chief Investment
                                                           Officer, U.S. of Amundi Pioneer
                                                           Institutional Asset Management, Inc.
                                                           (since 2009); Portfolio Manager of
                                                           Amundi Pioneer (since 1999); and
                                                           Director of Amundi USA, Inc.
                                                           (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

46 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54)   Since 2003. Serves at         Vice President and Associate General     None
Secretary and Chief          the discretion of the Board   Counsel of Amundi Pioneer since January
Legal Officer                                              2008; Secretary and Chief Legal Officer
                                                           of all of the Pioneer Funds since June
                                                           2010; Assistant Secretary of all of the
                                                           Pioneer Funds from September 2003 to
                                                           May 2010; and Vice President and Senior
                                                           Counsel of Amundi Pioneer from July
                                                           2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)       Since 2010. Serves at         Fund Governance Director of Amundi       None
Assistant Secretary          the discretion of the Board   Pioneer since December 2006 and
                                                           Assistant Secretary of all the Pioneer
                                                           Funds since June 2010; Manager - Fund
                                                           Governance of Amundi Pioneer from
                                                           December 2003 to November 2006; and
                                                           Senior Paralegal of Amundi Pioneer
                                                           from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)            Since 2010. Serves at         Senior Counsel of Amundi Pioneer since   None
Assistant Secretary          the discretion of the Board   May 2013 and Assistant Secretary of all
                                                           the Pioneer Funds since June 2010; and
                                                           Counsel of Amundi Pioneer from June 2007
                                                           to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)         Since 2008. Serves at         Vice President - Fund Treasury of        None
Treasurer and Chief          the discretion of the Board   Amundi Pioneer; Treasurer of all of the
Financial and Accounting                                   Pioneer Funds since March 2008; Deputy
Officer                                                    Treasurer of Amundi Pioneer from March
                                                           2004 to February 2008; and Assistant
                                                           Treasurer of all of the Pioneer Funds
                                                           from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)        Since 2002. Serves at         Director - Fund Treasury of Amundi       None
Assistant Treasurer          the discretion of the Board   Pioneer; and Assistant Treasurer of all
                                                           of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 47

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)           Since 2002. Serves at         Senior Manager - Fund Treasury of Amundi None
Assistant Treasurer          the discretion of the Board   Pioneer; and Assistant Treasurer of all
                                                           of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)        Since 2009. Serves at         Senior Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the Board   Amundi Pioneer since November 2008;
                                                           Assistant Treasurer of all of the
                                                           Pioneer Funds since January 2009; and
                                                           Client Service Manager - Institutional
                                                           Investor Services at State Street Bank
                                                           from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)             Since 2018. Serves at         Managing Director, Chief Compliance      None
Chief Compliance Officer     the discretion of the Board   Officer of Amundi Pioneer Asset
                                                           Management; Amundi Pioneer
                                                           Institutional Asset Management, Inc.;
                                                           and the Pioneer Funds since September
                                                           2018; and Chief Compliance Officer of
                                                           Amundi Pioneer Distributor, Inc.
                                                           since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)         Since 2006. Serves at         Vice President - Amundi Pioneer Asset    None
Anti-Money                   the discretion of the Board   Management; and Anti-Money Laundering
Laundering Officer                                         Officer of all the Pioneer Funds
                                                           since 2006
------------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

                          This page is for your notes.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 49

                          This page is for your notes.

50 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

                          This page is for your notes.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/19 51

                          This page is for your notes.

52 Pioneer Fundamental Growth Fund | Annual Report | 3/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19341-13-0519

                             Pioneer Multi-Asset
                             Ultrashort Income Fund

--------------------------------------------------------------------------------
                             Annual Report | March 31, 2019
--------------------------------------------------------------------------------

                             Ticker Symbols:
                             Class A     MAFRX
                             Class C     MCFRX
                             Class C2    MAUCX
                             Class K     MAUKX
                             Class Y     MYFRX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              17

Schedule of Investments                                                      19

Financial Statements                                                        108

Notes to Financial Statements                                               117

Report of Independent Registered Public Accounting Firm                     128

Additional Information                                                      130

Trustees, Officers and Service Providers                                    131

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
March 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 3

Portfolio Management Discussion | 3/31/19

In the following interview, portfolio managers Seth Roman, Jonathan Sharkey, Noah Funderburk, and Nicolas Pauwels discuss the factors that influenced the performance of Pioneer Multi-Asset Ultrashort Income Fund during the 12-month period ended March 31, 2019. Mr. Roman, a vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer); Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer; Mr. Funderburk, a vice president and a portfolio manager at Amundi Pioneer; and Mr. Pauwels, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q     How did the Fund perform during the 12-month period ended March 31, 2019?

A Pioneer Multi-Asset Ultrashort Income Fund's Class A shares returned 2.32% at net asset value (NAV) during the 12-month period ended March 31, 2019, while the Fund's benchmark, the ICE Bank of America Merrill Lynch 3-Month U.S. Dollar LIBOR Index (the ICE BofA ML Index), returned 2.48%. During the same period, the average return of the 187 mutual funds in Morningstar's Ultrashort Bond category was 2.39%.

Q How would you describe the market environment for fixed-income investors over the 12-month period ended March 31, 2019?

A For much of the past several years, financial markets enjoyed a "Goldilocks" environment, which in the U.S. means there is above-trend economic growth, low inflation, and accommodative monetary policy. As the calendar turned to 2019, the environment changed. Global economic growth momentum slowed and monetary policy became less accommodative as many developed-market central banks unwound the extraordinary measures they had implemented, some going back as far as a decade.

      After the U.S. Federal Reserve (the Fed) increased its benchmark overnight lending rate by 100 basis points (bps) during 2018, it left the federal funds target at 2.25% to 2.50%, a range that many estimate as being "neutral"; that is, the rate that neither stimulates nor restricts economic growth. (A basis point is equal to 1/100th of a percentage point.) However, a sharp decline in manufacturing activity surveys was a potential sign that the federal funds rate was already above neutral. To that point, futures prices implied that the next change in the Fed's target rate would be a reduction in 2020, not an increase.

4 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

      The U.S. Treasury yield curve flattened over the 12-month period ended March 31, 2019, as yields rose and then dropped. To illustrate, the two-year Treasury yield finished the period unchanged, at 2.27%, the five-year yield fell by 33 bps, from 2.56% to 2.23%, and the 10-year Treasury yield also fell by 33 bps, from 2.74% to 2.41%. Over the same period, short-term Treasury rates rose, as the one-month Treasury yield went up by 81 bps, from 1.61% to 2.42%; the three-month Treasury yield rose by 68 bps, from 1.70% to 2.38%; the six-month Treasury yield rose by 51 bps, from 1.91% to 2.42%; and the one-year Treasury yield increased by 31 bps, from 2.08% to 2.39%. Meanwhile, the three-month ICE London Interbank Offered Rate (ICE LIBOR), a baseline rate commonly used globally for loans and securities, rose from 2.31% to 2.60% over the 12-month period.

Q Can you review your principal strategies in managing the Fund during the 12-month period ended March 31, 2019, and how those strategies affected the Fund's benchmark-relative performance?

A During the period, we continued to maintain a portfolio of investments that seeks to provide income, while also striving to protect shareholders' principal against a rise in market interest rates. That has entailed investing the portfolio in a wide range of mostly high-quality floating-rate securities as well as fixed-rate instruments with very short remaining maturities. Well over 90% of the Fund's investments are either allocated to floating-rate issues with interest rates tied to a short-term reference rate such as ICE LIBOR, or to fixed-rate issues with less than one-year duration. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

      Unlike many other floating-rate vehicles, the Fund's allocations focus primarily on investment-grade asset classes. At the same time, we do seek to take advantage of credit spreads, or the incremental yield available from issues that trade at a yield premium to Treasuries. In doing so, we seek at all times to maintain broadly diversified* portfolio exposures to a number of different spread sectors. We do not seek to take a stance with respect to overall portfolio duration and corresponding interest-rate sensitivity. At the end of the period, the Fund's duration was 0.23 years.

      During the 12-month period, detractors from the Fund's benchmark-relative returns included the portfolio's exposures to asset-backed securities
      (ABS) and bank loans. Despite the recent drawbacks, we continue to believe the potential incremental income available from investing in those sectors

*     Diversification does not assure a profit nor protect against loss.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 5 provides an attractive tradeoff between risk and reward. Other detractors from the Fund's benchmark-relative performance over the period included holdings of U.S. Treasury securities as well as the portfolio's cash position.

      Positive contributors to the Fund's benchmark-relative performance during the period included exposure to securitized assets, such as commercial mortgage-backed securities (CMBS), non-agency collateralized mortgage obligations (CMOs), collateralized debt obligations (CDOs), and collateralized loan obligations (CLOs). The Fund's allocation to investment-grade corporate bonds also benefited performance. Within investment-grade corporates, the Fund's holdings lean toward financial issues, most notably U.S. banks, where the portfolio has diversified holdings across both money center and regional banks. We view those issuers as attractive, due in part to the more stringent regulations pertaining to the use of leverage that have been applied to the domestic banking sector since the 2008-2009 financial crisis. Exposure to industrial issues within the Fund's investment-grade corporate holdings also helped returns.

      Finally, the Fund's allocation to insurance-linked securities (ILS), which are sponsored by insurance companies to help mitigate the risk of having to pay claims in the wake of natural disasters, benefited performance during the 12-month period. We generally expect to maintain a strategic allocation to ILS in the portfolio, given the incremental income they provide as well as their near total lack of correlation to other securities markets.

Q Can you discuss the factors that affected the Fund's income-generation, either positively or negatively, during the one-year period ended March 31, 2019?

A All through the period, we invested the Fund in floating-rate issues with interest rates tied to ICE LIBOR, or other short-term reference rates. The Fund's income-generation benefited from that positioning over the fiscal year, as short-term ICE LIBOR rates rose in anticipation of the Fed's increases to its overnight lending rate, which took place throughout 2018.

Q Did you utilize derivatives in managing the Fund over the 12-month period ended March 31, 2019.

A     No, the Fund did not utilize derivatives during the period.

Q     What is your assessment of the current investment climate for the Fund?

A We believe credit-sensitive sectors continue to offer better value than U.S. Treasuries and may benefit from stronger economic growth, lower taxes, and less regulation. Nonetheless, we have maintained a lower spread

6 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 duration (sensitivity to changes in credit spreads) in the portfolio, given the relative tightness of credit spreads and the uncertainties regarding global monetary policies and geopolitical risks.

      Seeking value in sectors with fundamentals supported by the resilience of the U.S. domestic economy, particularly securitized assets, remains a key focus for us in managing the Fund. In general, we view securitized assets as more attractively valued than corporate securities, as overall investment-grade corporate spreads stand at near post-2008 crisis lows, and reflect both lower quality and an overall longer duration relative to their historical levels. Securitized issues offer higher risk-adjusted return potential than corporate credit, a benefit of their amortizing structures, which can lead to deleveraging over time as well as the potential for ratings upgrades. In addition, post-2008 underwriting has improved as rating agencies tightened credit standards. Since they are less exposed to global risk, securitized issues tend to be more U.S. and U.S.-consumer centric, and U.S. consumers currently enjoy rising incomes, low indebtedness relative to income, and the strong ability to service their debts. Finally, securitized assets generally offer attractive valuations relative to their risk.

      We believe corporate credit, on the other hand, while bolstered by still-strong underlying fundamentals, may face greater downside risk should market volatility increase due to an unexpected change in central-bank monetary policies or a slowdown in global economic growth.

      While the Fund's sector allocations will shift around the margins to reflect our view of relative risk and reward, we have maintained a significant amount of diversification with respect to the portfolio's allocations across asset categories. In all investment environments, however, we will continue to seek to provide shareholders with higher income than cash vehicles, albeit with additional risk, while striving to provide a hedge against any future rise in market interest rates. (Please note that the Fund is not a money market fund.)

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 7

Please refer to the Schedule of Investments on pages 19-107 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Multi-Asset Ultrashort Income Fund ("The Fund") has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds may utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

8 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

Investments in equity securities are subject to price fluctuation.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Amundi Pioneer normally seeks to avoid receiving material, non-public information.

Pioneer Multi-Asset Ultrashort Income Fund is not a money market fund.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 9

Portfolio Summary | 3/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Asset Backed Securities                                                   40.9%
Collateralized Mortgage Obligations                                       25.3%
Corporate Bonds                                                           18.5%
Senior Secured Floating Rate Loan Interests                                6.0%
U.S. Government and Agency Obligations                                     5.5%
Insurance-Linked Securities                                                3.8%
Municipal Bond                                                             0.0%+

+ Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Floating Rate Notes, 2.54% (3 Month U.S. Treasury Bill Money
    Market Yield + 12 bps), 1/31/21                                                                   1.37%
-----------------------------------------------------------------------------------------------------------
 2. U.S. Treasury Notes, 2.25%, 2/29/20                                                               1.13
-----------------------------------------------------------------------------------------------------------
 3. U.S. Treasury Floating Rate Notes, 2.473% (3 Month U.S. Treasury Bill Money
    Market Yield + 5 bps), 10/31/19                                                                   0.76
-----------------------------------------------------------------------------------------------------------
 4. U.S. Treasury Floating Rate Notes, 2.47% (3 Month U.S. Treasury Bill Money
    Market Yield + 5 bps), 10/31/20                                                                   0.76
-----------------------------------------------------------------------------------------------------------
 5. U.S. Treasury Floating Rate Notes, 2.468% (3 Month U.S. Treasury Bill Money
    Market Yield + 4 bps), 7/31/20                                                                    0.54
-----------------------------------------------------------------------------------------------------------
 6. U.S. Treasury Floating Rate Notes, 2.458% (3 Month U.S. Treasury Bill Money
    Market Yield + 3 bps), 4/30/20                                                                    0.50
-----------------------------------------------------------------------------------------------------------
 7. DLL LLC, Series 2018-ST2, Class A2, 3.14%, 10/20/20 (144A)                                        0.38
-----------------------------------------------------------------------------------------------------------
 8. SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (144A)                  0.38
-----------------------------------------------------------------------------------------------------------
 9. Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class A2B, 2.662%
    (1 Month USD LIBOR + 18 bps), 6/21/21 (144A)                                                      0.36
-----------------------------------------------------------------------------------------------------------
10. Trillium Credit Card Trust II, Series 2019-1A, Class A, 2.979% (1 Month USD
    LIBOR + 48 bps), 1/26/24 (144A)                                                                   0.35
-----------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.


10 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

Prices and Distributions | 3/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                3/31/19                    3/31/18
--------------------------------------------------------------------------------
           A                    $9.92                      $9.95
--------------------------------------------------------------------------------
           C                    $9.91                      $9.94
--------------------------------------------------------------------------------
           C2                   $9.91                      $9.94
--------------------------------------------------------------------------------
           K                    $9.93                      $9.96
--------------------------------------------------------------------------------
           Y                    $9.92                      $9.96
--------------------------------------------------------------------------------

Distributions per Share: 4/1/18-3/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term         Long-Term
          Class         Income*             Capital Gains      Capital Gains
--------------------------------------------------------------------------------
          A             $0.2580                $ --                $ --
--------------------------------------------------------------------------------
          C             $0.2252                $ --                $ --
--------------------------------------------------------------------------------
          C2            $0.2248                $ --                $ --
--------------------------------------------------------------------------------
          K             $0.2795                $ --                $ --
--------------------------------------------------------------------------------
          Y             $0.2728                $ --                $ --
--------------------------------------------------------------------------------

* Dividends per share may not reflect the amounts reported in the financial statements due to the last business day of the reporting period falling on a holiday weekend. Dividends are not guaranteed.


The ICE Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 11

Performance Update | 3/31/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2019)
-----------------------------------------------------
                                           ICE BofA
                                           ML U.S.
                     Net       Public      Dollar
                     Asset     Offering    3-Month
                     Value     Price       LIBOR
Period               (NAV)     (POP)*      Index
-----------------------------------------------------
Life-of-Class
(4/29/11)            1.48%     1.16%       0.76%
5 years              1.44      0.93        0.99
1 year               2.32      2.32        2.48
-----------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
-----------------------------------------------------
Gross
-----------------------------------------------------
0.60%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Multi-Asset       ICE BofA ML U.S. Dollar
                 Ultrashort Income Fund    3-Month LIBOR Index
5/11             $ 9,750                   $10,000
3/12             $ 9,895                   $10,032
3/13             $10,106                   $10,075
3/14             $10,200                   $10,102
3/15             $10,255                   $10,126
3/16             $10,297                   $10,159
3/17             $10,548                   $10,234
3/18             $10,708                   $10,358
3/19             $10,956                   $10,614

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share.

* POP returns shown above reflect the deduction of the maximum 2.50% front-end sales charge on Class A shares purchased prior to February 5, 2018.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

Performance Update | 3/31/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2019)
-----------------------------------------------------
                                       ICE BofA
                                       ML U.S.
                         Net           Dollar
                         Asset         3-Month
                         Value         LIBOR
Period                   (NAV)         Index
-----------------------------------------------------
Life-of-Fund
(4/29/11)                1.10%         0.76%
5 years                  1.14          0.99
1 year                   1.99          2.48
-----------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
-----------------------------------------------------
Gross
-----------------------------------------------------
0.92%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Multi-Asset       ICE BofA ML U.S. Dollar
                 Ultrashort Income Fund    3-Month LIBOR Index
5/11             $10,000                   $10,000
3/12             $10,082                   $10,032
3/13             $10,243                   $10,075
3/14             $10,298                   $10,102
3/15             $10,333                   $10,126
3/16             $10,345                   $10,159
3/17             $10,552                   $10,234
3/18             $10,688                   $10,358
3/19             $10,900                   $10,614

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 13

Performance Update | 3/31/19                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income
Fund during the periods shown, compared to that of the ICE Bank of America
(BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2019)
-----------------------------------------------------
                                         ICE BofA
                                         ML U.S.
                                         Dollar
                                         3-Month
                  If        If           LIBOR
Period            Held      Redeemed     Index
-----------------------------------------------------
Life-of-Fund
(4/29/11)         1.09%     1.09%        0.76%
5 years           1.14      1.14         0.99
1 year            1.98      1.98         2.48
-----------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
-----------------------------------------------------
Gross
-----------------------------------------------------
0.92%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Multi-Asset       ICE BofA ML U.S. Dollar
                 Ultrashort Income Fund    3-Month LIBOR Index
5/11             $10,000                   $10,000
3/12             $10,082                   $10,032
3/13             $10,243                   $10,075
3/14             $10,297                   $10,102
3/15             $10,331                   $10,126
3/16             $10,342                   $10,159
3/17             $10,549                   $10,234
3/18             $10,685                   $10,358
3/19             $10,897                   $10,614

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percentage change in net asset value per share. "If Redeemed" returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

Performance Update | 3/31/19                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2019)
-----------------------------------------------------
                                      ICE BofA
                                      ML U.S.
                     Net              Dollar
                     Asset            3-Month
                     Value            LIBOR
Period               (NAV)            Index
-----------------------------------------------------
Life-of-Fund
(4/29/11)            1.67%            0.76%
5 years              1.68             0.99
1 year               2.54             2.48
-----------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
-----------------------------------------------------
Gross
-----------------------------------------------------
0.38%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Multi-Asset       ICE BofA ML U.S. Dollar
                 Ultrashort Income Fund    3-Month LIBOR Index
5/11             $5,000,000                $5,000,000
3/12             $5,074,193                $5,016,142
3/13             $5,185,980                $5,037,586
3/14             $5,246,407                $5,051,197
3/15             $5,290,179                $5,062,972
3/16             $5,323,912                $5,079,435
3/17             $5,459,590                $5,116,860
3/18             $5,559,726                $5,178,819
3/19             $5,700,929                $5,307,026

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 15

Performance Update | 3/31/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2019)
-----------------------------------------------------
                                     ICE BofA
                                     ML U.S.
                       Net           Dollar
                       Asset         3-Month
                       Value         LIBOR
Period                 (NAV)         Index
-----------------------------------------------------
Life-of-Class
(4/29/11)              1.65%         0.76%
5 years                1.58          0.99
1 year                 2.37          2.48
-----------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
-----------------------------------------------------
Gross
-----------------------------------------------------
0.46%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Multi-Asset       ICE BofA ML U.S. Dollar
                 Ultrashort Income Fund    3-Month LIBOR Index
5/11             $5,000,000                $5,000,000
3/12             $5,089,498                $5,016,142
3/13             $5,208,897                $5,037,586
3/14             $5,260,407                $5,051,197
3/15             $5,302,176                $5,062,972
3/16             $5,331,038                $5,079,435
3/17             $5,461,903                $5,116,860
3/18             $5,557,860                $5,178,819
3/19             $5,689,692                $5,307,026

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on actual returns from October 1, 2018, through March 31, 2019.

----------------------------------------------------------------------------------------
Share Class                     A           C          C2           K           Y
----------------------------------------------------------------------------------------
Beginning Account           $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 10/1/18
----------------------------------------------------------------------------------------
Ending Account Value        $1,010.67   $1,009.10   $1,009.00   $1,011.74   $1,011.46
(after expenses)
on 3/31/19
----------------------------------------------------------------------------------------
Expenses Paid               $    2.96   $    4.56   $    4.56   $    1.86   $    2.26
During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.59%, 0.91%, 0.91%, 0.37% and 0.45% for class A, C, C2, K, and Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2018, through March 31, 2019.

----------------------------------------------------------------------------------------
Share Class                     A           C          C2           K           Y
----------------------------------------------------------------------------------------
Beginning Account           $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 10/1/18
----------------------------------------------------------------------------------------
Ending Account Value        $1,021.99   $1,020.39   $1,020.39   $1,023.09   $1,022.69
(after expenses)
on 3/31/19
----------------------------------------------------------------------------------------
Expenses Paid               $    2.97   $    4.58   $    4.58   $    1.87   $    2.27
During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.59%, 0.91%, 0.91%, 0.37% and 0.45% for class A, C, C2, K, and Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

18 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

Schedule of Investments | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         UNAFFILIATED ISSUERS -- 99.9%
                         ASSET BACKED SECURITIES --
                         39.8% of Net Assets
       315,916(a)        321 Henderson Receivables I LLC, Series 2004-A,
                         Class A1, 2.834% (1 Month USD LIBOR + 35 bps),
                         9/15/45 (144A)                                                                    $      308,739
     2,576,508(a)        321 Henderson Receivables I LLC, Series 2005-1A,
                         Class A1, 2.714% (1 Month USD LIBOR + 23 bps),
                         11/15/40 (144A)                                                                        2,457,182
       590,288(a)        321 Henderson Receivables I LLC, Series 2006-1A,
                         Class A1, 2.684% (1 Month USD LIBOR + 20 bps),
                         3/15/41 (144A)                                                                           580,333
     1,220,068(a)        321 Henderson Receivables I LLC, Series 2006-2A,
                         Class A1, 2.684% (1 Month USD LIBOR + 20 bps),
                         6/15/41 (144A)                                                                         1,192,975
     2,019,649(a)        321 Henderson Receivables I LLC, Series 2006-4A,
                         Class A1, 2.684% (1 Month USD LIBOR + 20 bps),
                         12/15/41 (144A)                                                                        1,983,642
       429,014(a)        321 Henderson Receivables I LLC, Series 2007-1A,
                         Class A1, 2.684% (1 Month USD LIBOR + 20 bps),
                         3/15/42 (144A)                                                                           413,350
     1,560,087(a)        321 Henderson Receivables II LLC, Series 2006-3A,
                         Class A1, 2.684% (1 Month USD LIBOR + 20 bps),
                         9/15/41 (144A)                                                                         1,493,578
     2,450,492(a)        ABFC Trust, Series 2004-OPT2, Class M1, 3.311%
                         (1 Month USD LIBOR + 83 bps), 8/25/33                                                  2,392,796
     1,077,407(a)        ABFC Trust, Series 2005-WMC1, Class M2, 3.161%
                         (1 Month USD LIBOR + 68 bps), 6/25/35                                                  1,077,462
     1,601,886           ACC Trust, Series 2018-1, Class A, 3.7%,
                         12/21/20 (144A)                                                                        1,603,547
     1,786,971           Access Point Funding I LLC, Series 2017-A, Class A,
                         3.06%, 4/15/29 (144A)                                                                  1,780,986
     1,674,723(a)        ACE Securities Corp. Home Equity Loan Trust, Series
                         2005-WF1, Class M2, 3.146% (1 Month USD LIBOR +
                         66 bps), 5/25/35                                                                       1,675,873
     1,842,777(a)        Aegis Asset Backed Securities Trust Mortgage
                         Pass-Through Ctfs, Series 2004-3, Class M1, 3.386%
                         (1 Month USD LIBOR + 90 bps), 9/25/34                                                  1,847,253
       139,412(a)        Aegis Asset Backed Securities Trust Mortgage
                         Pass-Through Ctfs, Series 2004-4, Class A2B, 3.586%
                         (1 Month USD LIBOR + 110 bps), 10/25/34                                                  139,510
     2,712,999(a)        Aegis Asset Backed Securities Trust Mortgage
                         Pass-Through Ctfs, Series 2004-4, Class M1, 3.386%
                         (1 Month USD LIBOR + 90 bps), 10/25/34                                                 2,697,803
     1,050,410           Ally Auto Receivables Trust, Series 2018-1, Class A2,
                         2.14%, 9/15/20                                                                         1,049,243
     7,000,000(a)        Ally Master Owner Trust, Series 2017-2, Class A,
                         2.824% (1 Month USD LIBOR + 34 bps), 6/15/21                                           7,001,261
       470,813           Alterna Funding II LLC, Series 2015-1A, Class B, 3.2%,
                         2/15/24 (144A)                                                                           464,340

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
     4,492,368           American Credit Acceptance Receivables Trust, Series
                         2015-3, Class C, 4.84%, 10/12/21 (144A)                                           $    4,496,169
        69,012           American Credit Acceptance Receivables Trust, Series
                         2017-1, Class C, 2.88%, 3/13/23 (144A)                                                    69,008
       236,513           American Credit Acceptance Receivables Trust, Series
                         2017-2, Class C, 2.86%, 6/12/23 (144A)                                                   236,232
     6,998,701           American Credit Acceptance Receivables Trust, Series
                         2017-3, Class C, 2.72%, 6/10/22 (144A)                                                 7,000,361
     2,934,068           American Credit Acceptance Receivables Trust, Series
                         2017-4, Class B, 2.61%, 5/10/21 (144A)                                                 2,932,946
     3,064,278           American Credit Acceptance Receivables Trust, Series
                         2018-3, Class A, 2.92%, 8/12/21 (144A)                                                 3,064,018
     1,700,000           American Credit Acceptance Receivables Trust, Series
                         2018-3, Class B, 3.49%, 6/13/22 (144A)                                                 1,704,240
    12,000,000           American Credit Acceptance Receivables Trust, Series
                         2019-1, Class A, 3.06%, 7/12/22 (144A)                                                12,011,276
     6,655,000(a)        American Express Credit Account Master Trust, Series
                         2014-1, Class A, 2.854% (1 Month USD LIBOR +
                         37 bps), 12/15/21                                                                      6,657,739
     8,050,000(a)        American Express Credit Account Master Trust, Series
                         2017-8, Class A, 2.604% (1 Month USD LIBOR +
                         12 bps), 5/16/22                                                                       8,053,171
     7,000,000(a)        American Express Credit Account Master Trust, Series
                         2018-3, Class A, 2.804% (1 Month USD LIBOR +
                         32 bps), 10/15/25                                                                      6,981,335
     9,788,022           AmeriCredit Automobile Receivables Trust, Series
                         2014-3, Class D, 3.13%, 10/8/20                                                        9,788,876
     2,394,690           AmeriCredit Automobile Receivables Trust, Series
                         2016-2, Class B, 2.21%, 5/10/21                                                        2,391,935
       196,154           Americredit Automobile Receivables Trust, Series
                         2016-4, Class A3, 1.53%, 7/8/21                                                          195,583
     4,581,081(a)        Ameriquest Mortgage Securities, Inc. Asset-Backed
                         Pass-Through Ctfs, Series 2005-R3, Class M2, 3.191%
                         (1 Month USD LIBOR + 71 bps), 5/25/35                                                  4,581,062
       277,623(a)        Ameriquest Mortgage Securities, Inc. Asset Backed
                         Pass-Through Ctfs, Series 2005-R5, Class M2, 3.176%
                         (1 Month USD LIBOR + 69 bps), 7/25/35                                                    277,949
       580,823(a)        Ameriquest Mortgage Securities, Inc. Asset-Backed
                         Pass-Through Ctfs, Series 2005-R7, Class M1, 2.966%
                         (1 Month USD LIBOR + 48 bps), 9/25/35                                                    581,072
        96,415(a)        Ameriquest Mortgage Securities, Inc. Asset-Backed
                         Pass-Through Ctfs, Series 2005-R10, Class M1,
                         2.896% (1 Month USD LIBOR + 41 bps), 1/25/36                                              96,420
        87,239(a)        Amortizing Residential Collateral Trust, Series
                         2002-BC5, Class M1, 3.521% (1 Month USD LIBOR +
                         104 bps), 7/25/32                                                                         86,422
     1,443,750(a)        Annisa CLO, Ltd., Series 2016-2A, Class X, 3.361%
                         (3 Month USD LIBOR + 60 bps), 7/20/31 (144A)                                           1,443,730

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
     1,125,000(a)        Apidos CLO XV, Series 2013-15A, Class XRR, 3.361%
                         (3 Month USD LIBOR + 60 bps), 4/20/31 (144A)                                      $    1,124,983
       500,000(a)        Apidos CLO XVI, Series 2013-16, Class CR, 5.761%
                         (3 Month USD LIBOR + 300 bps), 1/19/25                                                   499,988
     2,250,000(a)        Apidos CLO XXIX, Series 2018-29A, Class X, 3.321%
                         (3 Month USD LIBOR + 55 bps), 7/25/30 (144A)                                           2,249,966
    15,000,000(a)        Apres Static CLO, Ltd., Series 2019-1A, Class A1, 3.777%
                         (3 Month USD LIBOR + 117 bps), 1/15/27 (144A)                                         14,996,730
       734,375(a)        Ares XXXVIII CLO, Ltd., Series 2015-38A, Class X, 3.261%
                         (3 Month USD LIBOR + 50 bps), 4/20/30 (144A)                                             734,365
       675,000(a)        Ares XXXVR CLO, Ltd., Series 2015-35RA, Class X, 3.437%
                         (3 Month USD LIBOR + 65 bps), 7/15/30 (144A)                                             674,992
     1,462,774(a)        Argent Securities, Inc. Asset-Backed Pass-Through
                         Certificates, Series 2004-W11, Class M2, 3.536%
                         (1 Month USD LIBOR + 105 bps), 11/25/34                                                1,475,051
       473,826(a)        Argent Securities, Inc. Asset-Backed Pass-Through
                         Certificates, Series 2005-W2, Class A1, 2.746%
                         (1 Month USD LIBOR + 26 bps), 10/25/35                                                   473,959
       154,009(a)        Argent Securities, Inc. Asset-Backed Pass-Through
                         Certificates, Series 2005-W3, Class A2D, 2.826%
                         (1 Month USD LIBOR + 34 bps), 11/25/35                                                   153,941
     1,436,892           ARI Fleet Lease Trust, Series 2016-A, Class A3, 2.11%,
                         7/15/24 (144A)                                                                         1,433,811
     1,543,949           ARI Fleet Lease Trust, Series 2017-A, Class A2, 1.91%,
                         4/15/26 (144A)                                                                         1,536,562
     1,500,000           Ascentium Equipment Receivables Trust, Series 2016-2A,
                         Class D, 4.2%, 9/12/22 (144A)                                                          1,510,182
     2,006,274           Ascentium Equipment Receivables Trust, Series 2017-2A,
                         Class A2, 2.0%, 5/11/20 (144A)                                                         2,001,686
     3,262,530           Ascentium Equipment Receivables Trust, Series 2018-1A,
                         Class A2, 2.92%, 12/10/20 (144A)                                                       3,265,442
     6,285,783           Ascentium Equipment Receivables Trust, Series 2018-2A,
                         Class A1, 2.731%, 11/12/19 (144A)                                                      6,285,891
       783,314(a)        Asset Backed Securities Corp. Home Equity Loan Trust,
                         Series 2005-HE4, Class M4, 3.431% (1 Month USD
                         LIBOR + 95 bps), 5/25/35                                                                 786,769
       113,348(a)        Asset Backed Securities Corp. Home Equity Loan Trust,
                         Series 2005-HE8, Class M1, 2.916% (1 Month USD
                         LIBOR + 43 bps), 11/25/35                                                                113,387
       264,005(a)        Asset Backed Securities Corp. Home Equity Loan Trust,
                         Series 2006-HE1, Class A3, 2.686% (1 Month USD
                         LIBOR + 20 bps), 1/25/36                                                                 262,497
        39,008(a)        Asset-Backed Pass-Through Certificates, Series
                         2004-R2, Class A1A, 3.176% (1 Month USD LIBOR +
                         69 bps), 4/25/34                                                                          39,095
       410,707(a)        Asset-Backed Pass-Through Certificates, Series
                         2004-R2, Class A1B, 3.106% (1 Month USD LIBOR +
                         62 bps), 4/25/34                                                                         411,313

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 21

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
     3,870,000(a)        ASSURANT CLO III, Ltd., Series 2018-2A, Class X, 3.461%
                         (3 Month USD LIBOR + 70 bps), 10/20/31 (144A)                                     $    3,869,942
       250,000(a)        Atlas Senior Loan Fund V, Ltd., Series 2014-1A, Class X,
                         3.779% (3 Month USD LIBOR + 100 bps),
                         7/16/29 (144A)                                                                           250,072
     1,500,000(a)        Atlas Senior Loan Fund XII, Ltd., Series 2018-12A,
                         Class X, 3.198% (3 Month USD LIBOR + 75 bps),
                         10/24/31 (144A)                                                                        1,499,938
     1,464,613           Avant Loans Funding Trust, Series 2018-A, Class A,
                         3.09%, 6/15/21 (144A)                                                                  1,464,528
     9,703,580           Avant Loans Funding Trust, Series 2018-B, Class A,
                         3.42%, 1/18/22 (144A)                                                                  9,714,494
    16,000,000           Avant Loans Funding Trust, Series 2019-A, Class A,
                         3.48%, 7/15/22 (144A)                                                                 15,998,989
     3,309,509           Avid Automobile Receivables Trust, Series 2018-1,
                         Class A, 2.84%, 8/15/23 (144A)                                                         3,294,668
       733,281           AXIS Equipment Finance Receivables IV LLC, Series
                         2016-1A, Class A, 2.21%, 11/20/21 (144A)                                                 731,650
     2,748,602           AXIS Equipment Finance Receivables IV LLC, Series
                         2018-1A, Class A2, 3.24%, 12/20/23 (144A)                                              2,754,709
    14,782,839           AXIS Equipment Finance Receivables VI LLC, Series
                         2018-2A, Class A1, 2.9%, 10/21/19 (144A)                                              14,783,399
     7,020,000(a)        BA Credit Card Trust, Series 2016-A1, Class A, 2.874%
                         (1 Month USD LIBOR + 39 bps), 10/15/21                                                 7,022,808
     2,533,333(a)        Babson CLO, Ltd., Series 2015-IA, Class XR, 3.311%
                         (3 Month USD LIBOR + 55 bps), 1/20/31 (144A)                                           2,533,298
     1,001,578           Bank of The West Auto Trust, Series 2017-1, Class A2,
                         1.78%, 2/15/21 (144A)                                                                    999,585
     6,975,000(a)        Barclays Dryrock Issuance Trust, Series 2017-2, Class
                         A, 2.784% (1 Month USD LIBOR + 30 bps), 5/15/23                                        6,983,111
       350,000(a)        Barings CLO, Ltd., Series 2018-2A, Class X, 3.387%
                         (3 Month USD LIBOR + 60 bps), 4/15/30 (144A)                                             349,996
     3,214,286(a)        Barings CLO, Ltd., Series 2018-3A, Class X, 3.261%
                         (3 Month USD LIBOR + 50 bps), 7/20/29 (144A)                                           3,214,244
     2,500,000(a)        Barings CLO, Ltd., Series 2019-1A, Class X, 0.0%
                         (3 Month USD LIBOR + 75 bps), 4/15/31 (144A)                                           2,502,465
         9,333(b)        Bayview Financial Acquisition Trust, Series 2007-A,
                         Class 1A2, 6.205%, 5/28/37                                                                 9,439
     1,688,000           BCC Funding XIII LLC, Series 2016-1, Class B, 2.73%,
                         4/20/22 (144A)                                                                         1,683,556
     2,234,375(a)        Bean Creek CLO, Ltd., Series 2015-1A, Class XR, 3.361%
                         (3 Month USD LIBOR + 60 bps), 4/20/31 (144A)                                           2,233,955
       363,323(a)        Bear Stearns Asset Backed Securities Trust, Series
                         2001-3, Class A1, 3.386% (1 Month USD LIBOR +
                         90 bps), 10/27/32                                                                        354,152
         3,510(a)        Bear Stearns Asset Backed Securities Trust, Series
                         2004-SD3, Class A3, 3.626% (1 Month USD LIBOR +
                         114 bps), 9/25/34                                                                          3,510

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
     2,313,864(a)        Bear Stearns Asset Backed Securities Trust, Series
                         2006-SD1, Class A, 2.856% (1 Month USD LIBOR +
                         37 bps), 4/25/36                                                                  $    2,306,991
       498,954(a)        Bear Stearns Asset Backed Securities Trust, Series
                         2006-SD2, Class A1, 2.866% (1 Month USD LIBOR +
                         38 bps), 6/25/36                                                                         498,889
        80,303(a)        Bear Stearns Asset Backed Securities Trust, Series
                         2006-SD2, Class A3, 2.976% (1 Month USD LIBOR +
                         49 bps), 6/25/36                                                                          80,311
       698,591(a)        Bear Stearns Asset Backed Securities I Trust, Series
                         2005-TC1, Class M1, 3.146% (1 Month USD LIBOR +
                         66 bps), 5/25/35                                                                         698,730
       526,893(a)        Bear Stearns Asset Backed Securities I Trust, Series
                         2006-EC2, Class M1, 3.086% (1 Month USD LIBOR +
                         60 bps), 2/25/36                                                                         527,107
       120,334(a)        Bear Stearns Structured Products Trust, Series
                         2007-EMX1, Class A1, 3.486% (1 Month USD LIBOR +
                         100 bps), 3/25/37 (144A)                                                                 121,224
     2,770,833(a)        BlueMountain CLO, Ltd., Series 2013-2A, Class X, 3.411%
                         (3 Month USD LIBOR + 65 bps), 10/22/30 (144A)                                          2,770,343
     1,800,000(a)        BlueMountain CLO, Ltd., Series 2018-2A, Class X, 3.334%
                         (3 Month USD LIBOR + 65 bps), 8/15/31 (144A)                                           1,799,969
       463,131           BlueVirgo Trust, Series 2015-1A, 3.0%, 12/15/22 (144A)                                   463,131
     2,828,163(a)        BMW Vehicle Owner Trust, Series 2018-A, Class A2B,
                         2.556% (1 Month USD LIBOR + 7 bps), 11/25/20                                           2,827,775
    20,000,000(a)        BSPRT Issuer, Ltd., Series 2018-FL3, Class A, 3.534%
                         (1 Month USD LIBOR + 105 bps), 3/15/28 (144A)                                         19,962,400
    19,377,000(a)        BSPRT Issuer, Ltd., Series 2018-FL4, Class A, 3.534%
                         (1 Month USD LIBOR + 105 bps), 9/15/35 (144A)                                         19,316,629
    17,200,000(a)        Cabela's Credit Card Master Note Trust, Series 2014-2,
                         Class A, 2.934% (1 Month USD LIBOR +
                         45 bps), 7/15/22                                                                      17,207,996
     5,325,000(a)        Cabela's Credit Card Master Note Trust, Series 2015-2,
                         Class A2, 3.154% (1 Month USD LIBOR +
                         67 bps), 7/17/23                                                                       5,348,399
     2,700,000(a)        Cabela's Credit Card Master Note Trust, Series 2016-1,
                         Class A2, 3.334% (1 Month USD LIBOR +
                         85 bps), 6/15/22                                                                       2,704,372
     2,000,000           California Republic Auto Receivables Trust, Series
                         2014-4, Class C, 3.56%, 9/15/21                                                        2,000,394
    20,750,000(a)        Canadian Pacer Auto Receivables Trust, Series 2018-2A,
                         Class A2B, 2.662% (1 Month USD LIBOR +
                         18 bps), 6/21/21 (144A)                                                               20,712,573
     2,157,703           Capital Auto Receivables Asset Trust, Series 2015-3,
                         Class B, 2.43%, 9/21/20                                                                2,156,762
     3,025,000(a)        Capital One Multi-Asset Execution Trust, Series
                         2014-A4, Class A4, 2.844% (1 Month USD LIBOR +
                         36 bps), 6/15/22                                                                       3,027,820

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 23

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
    11,543,000(a)        Capital One Multi-Asset Execution Trust, Series
                         2016-A1, Class A1, 2.934% (1 Month USD LIBOR +
                         45 bps), 2/15/22                                                                  $   11,544,628
     2,393,625(a)        Carlyle Global Market Strategies CLO, Ltd., Series
                         2013-2A, Class YR, 3.28% (3 Month USD LIBOR +
                         50 bps), 1/18/29 (144A)                                                                2,393,525
       678,571(a)        Carlyle US CLO, Ltd., Series 2017-2A, Class X, 3.561%
                         (3 Month USD LIBOR + 80 bps), 7/20/31 (144A)                                             678,690
     1,990,000           CarMax Auto Owner Trust, Series 2015-1, Class B,
                         2.17%, 10/15/20                                                                        1,989,454
       550,000           CarMax Auto Owner Trust, Series 2015-2, Class C,
                         2.39%, 3/15/21                                                                           549,001
       429,067(a)        CarMax Auto Owner Trust, Series 2017-3, Class A2B,
                         2.664% (1 Month USD LIBOR + 18 bps), 9/15/20                                             429,067
     3,541,844(a)        CarMax Auto Owner Trust, Series 2018-1, Class A2B,
                         2.634% (1 Month USD LIBOR + 15 bps), 5/17/21                                           3,541,152
       808,302           Carnow Auto Receivables Trust, Series 2017-1A,
                         Class A, 2.92%, 9/15/22 (144A)                                                           806,022
    14,542,040           Carnow Auto Receivables Trust, Series 2018-1A,
                         Class A, 3.61%, 10/15/21 (144A)                                                       14,542,934
       406,693(a)        Carrington Mortgage Loan Trust, Series 2006-OPT1,
                         Class A3, 2.666% (1 Month USD LIBOR +
                         18 bps), 2/25/36                                                                         406,407
     2,337,500(a)        Catamaran CLO, Ltd., Series 2013-1A, Class X, 3.315%
                         (3 Month USD LIBOR + 55 bps), 1/27/28 (144A)                                           2,337,054
        79,667           Cazenovia Creek Funding I LLC, Series 2015-1A,
                         Class A, 2.0%, 12/10/23 (144A)                                                            79,368
        48,584           Cazenovia Creek Funding I LLC, Series 2015-1A,
                         Class B, 2.773%, 12/10/23 (144A)                                                          48,175
     1,843,151           Cazenovia Creek Funding II LLC, Series 2018-1A,
                         Class B, 3.984%, 7/15/30 (144A)                                                        1,837,923
     4,071,428(a)        CBAM, Ltd., Series 2018-5A, Class X, 3.323% (3 Month
                         USD LIBOR + 55 bps), 4/17/31 (144A)                                                    4,071,379
       412,984           CCG Receivables Trust, Series 2016-1, Class A2, 1.69%,
                         9/14/22 (144A)                                                                           412,179
     4,812,500(a)        Cent CLO 21, Ltd., Series 2014-21A, Class XR2, 3.415%
                         (3 Month USD LIBOR + 65 bps), 7/27/30 (144A)                                           4,812,418
       113,730(c)        Centex Home Equity Loan Trust, Series 2003-A,
                         Class AF6, 3.654%, 3/25/33                                                               113,630
       656,250(a)        CFIP CLO, Ltd., Series 2018-1A, Class X, 3.53%
                         (3 Month USD LIBOR + 75 bps), 7/18/31 (144A)                                             656,241
     4,045,000(a)        Chase Issuance Trust, Series 2014-A5, Class A5, 2.854%
                         (1 Month USD LIBOR + 37 bps), 4/15/21                                                  4,045,577
    14,345,000(a)        Chase Issuance Trust, Series 2016-A1, Class A, 2.894%
                         (1 Month USD LIBOR + 41 bps), 5/15/21                                                 14,350,986
    10,645,000(a)        Chase Issuance Trust, Series 2017-A1, Class A, 2.784%
                         (1 Month USD LIBOR + 30 bps), 1/15/22                                                 10,659,459

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
     4,645,000(a)        Chase Issuance Trust, Series 2017-A2, Class A, 2.884%
                         (1 Month USD LIBOR + 40 bps), 3/15/24                                             $    4,661,210
    13,250,000(a)        Chase Issuance Trust, Series 2018-A1, Class A1, 2.684%
                         (1 Month USD LIBOR + 20 bps), 4/17/23                                                 13,242,069
       389,296(a)        Chesapeake Funding II LLC, Series 2016-1A, Class A2,
                         3.634% (1 Month USD LIBOR + 115 bps),
                         3/15/28 (144A)                                                                           389,873
       679,725(a)        Chesapeake Funding II LLC, Series 2016-2A, Class A2,
                         3.484% (1 Month USD LIBOR + 100 bps),
                         6/15/28 (144A)                                                                           680,792
     3,856,193(a)        Chesapeake Funding II LLC, Series 2017-2A, Class A2,
                         2.934% (1 Month USD LIBOR + 45 bps),
                         5/15/29 (144A)                                                                         3,854,767
     5,750,763(a)        Chesapeake Funding II LLC, Series 2017-3A, Class A2,
                         2.824% (1 Month USD LIBOR + 34 bps),
                         8/15/29 (144A)                                                                         5,749,622
    10,473,673(a)        Chesapeake Funding II LLC, Series 2017-4A, Class A2,
                         2.824% (1 Month USD LIBOR + 34 bps),
                         11/15/29 (144A)                                                                       10,461,172
     6,181,409(a)        Chesapeake Funding II LLC, Series 2018-1A, Class A2,
                         2.934% (1 Month USD LIBOR + 45 bps),
                         4/15/30 (144A)                                                                         6,189,373
     3,375,000(a)        CIFC Funding, Ltd., Series 2013-4A, Class XRR, 3.315%
                         (3 Month USD LIBOR + 55 bps), 4/27/31 (144A)                                           3,374,946
     6,300,000(a)        CIFC Funding, Ltd., Series 2014-2RA, Class X, 3.629%
                         (3 Month USD LIBOR + 85 bps), 4/24/30 (144A)                                           6,299,893
     5,000,000(a)        CIFC Funding, Ltd., Series 2014-4RA, Class X, 3.323%
                         (3 Month USD LIBOR + 55 bps), 10/17/30 (144A)                                          4,999,940
     2,257,039           CIG Auto Receivables Trust, Series 2017-1A, Class A,
                         2.71%, 5/15/23 (144A)                                                                  2,252,201
    15,891,184           CIG Auto Receivables Trust, Series 2019-1A, Class A,
                         3.3%, 8/15/24 (144A)                                                                  15,910,046
     4,790,331(a)        CIM Small Business Loan Trust, Series 2018-1A,
                         Class A, 3.888% (1 Month USD LIBOR + 140 bps),
                         3/20/43 (144A)                                                                         4,790,331
     4,500,000(a)        Citibank Credit Card Issuance Trust, Series 2017-A4,
                         Class A4, 2.701% (1 Month USD LIBOR +
                         22 bps), 4/7/22                                                                        4,502,225
    18,445,000(a)        Citibank Credit Card Issuance Trust, Series 2017-A7,
                         Class A7, 2.862% (1 Month USD LIBOR +
                         37 bps), 8/8/24                                                                       18,463,427
        89,393(a)        Citigroup Mortgage Loan Trust, Inc., Series 2004-RES1,
                         Class M2, 3.506% (1 Month USD LIBOR +
                         102 bps), 11/25/34                                                                        89,576
     3,190,000(a)        Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH1,
                         Class M3, 3.086% (1 Month USD LIBOR +
                         60 bps), 1/25/36                                                                       3,181,474

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 25

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
     5,268,419(a)        Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2,
                         Class A3, 2.706% (1 Month USD LIBOR + 22 bps),
                         8/25/36                                                                           $    5,244,762
       687,500(a)        Clear Creek CLO, Series 2015-1A, Class X, 3.761%
                         (3 Month USD LIBOR + 100 bps), 10/20/30 (144A)                                           687,420
       432,331(a)        CNH Equipment Trust, Series 2017-B, Class A2B, 2.624%
                         (1 Month USD LIBOR + 14 bps), 11/16/20                                                   432,331
     1,715,752(a)        Colony Starwood Homes Trust, Series 2016-2A, Class D,
                         4.834% (1 Month USD LIBOR + 235 bps),
                         12/17/33 (144A)                                                                        1,716,931
     3,500,000(a)        Columbia Cent CLO 28, Ltd., Series 2018-28A, Class X,
                         3.239% (3 Month USD LIBOR + 65 bps),
                         11/7/30 (144A)                                                                         3,499,842
       366,581(a)        Commonbond Student Loan Trust, Series 2016-B,
                         Class A2, 3.936% (1 Month USD LIBOR + 145 bps),
                         10/25/40 (144A)                                                                          375,047
     3,340,982(a)        Commonbond Student Loan Trust, Series 2017-AGS,
                         Class A2, 3.336% (1 Month USD LIBOR + 85 bps),
                         5/25/41 (144A)                                                                         3,352,336
     6,870,490(a)        Commonbond Student Loan Trust, Series 2017-BGS,
                         Class A2, 3.136% (1 Month USD LIBOR + 65 bps),
                         9/25/42 (144A)                                                                         6,730,404
     5,834,202(a)        Commonbond Student Loan Trust, Series 2018-AGS,
                         Class A2, 2.986% (1 Month USD LIBOR + 50 bps),
                         2/25/44 (144A)                                                                         5,766,147
    12,143,655(a)        Commonbond Student Loan Trust, Series 2018-BGS,
                         Class A2, 3.056% (1 Month USD LIBOR + 57 bps),
                         9/25/45 (144A)                                                                        11,973,687
    10,158,916(a)        Commonbond Student Loan Trust, Series 2018-CGS,
                         Class A2, 3.286% (1 Month USD LIBOR + 80 bps),
                         2/25/46 (144A)                                                                        10,105,896
     5,653,924           Conn's Receivables Funding LLC, Series 2017-B,
                         Class B, 4.52%, 4/15/21 (144A)                                                         5,672,604
     2,493,853           Conn's Receivables Funding LLC, Series 2018-A,
                         Class A, 3.25%, 1/15/23 (144A)                                                         2,497,484
     1,691,767           Conn's Receivables Funding LLC, Series 2018-A,
                         Class B, 4.65%, 1/15/23 (144A)                                                         1,700,621
       275,206(a)        Conseco Finance Home Equity Loan Trust, Series 2002-B,
                         Class M2, 4.984% (1 Month USD LIBOR +
                         250 bps), 5/15/33                                                                        271,330
       153,873(a)        Conseco Finance Home Equity Loan Trust, Series 2002-C,
                         Class MV1, 3.984% (1 Month USD LIBOR +
                         150 bps), 5/15/32                                                                        153,192
     9,000,243           Consumer Lending Receivables Trust, Series 2019-A,
                         Class A, 3.52%, 4/15/26 (144A)                                                         9,000,243
       277,819(a)        Countrywide Asset-Backed Certificates, Series 2004-8,
                         Class M1, 3.536% (1 Month USD LIBOR +
                         105 bps), 1/25/35                                                                        278,523

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
        52,421(a)        Countrywide Asset-Backed Certificates, Series 2004-SD1,
                         Class A1, 3.166% (1 Month USD LIBOR +
                         68 bps), 6/25/33 (144A)                                                           $       52,217
        11,207(a)        Countrywide Asset-Backed Certificates, Series 2004-SD1,
                         Class A2, 3.386% (1 Month USD LIBOR +
                         90 bps), 6/25/33 (144A)                                                                   11,184
       308,565(a)        Countrywide Asset-Backed Certificates, Series 2005-9,
                         Class M1, 3.006% (1 Month USD LIBOR +
                         52 bps), 1/25/36                                                                         308,965
     1,466,944(a)        Countrywide Asset-Backed Certificates, Series 2005-13,
                         Class 2AV1, 2.716% (1 Month USD LIBOR +
                         23 bps), 4/25/36                                                                       1,466,457
       919,562(a)        Countrywide Asset-Backed Certificates, Series
                         2005-BC1, Class M4, 3.386% (1 Month USD LIBOR +
                         90 bps), 5/25/35                                                                         920,033
       534,942(a)        Countrywide Asset-Backed Certificates, Series 2006-3,
                         Class 2A3, 2.776% (1 Month USD LIBOR +
                         29 bps), 6/25/36                                                                         532,729
       225,570(a)        Countrywide Asset-Backed Certificates, Series 2006-4,
                         Class 1A1M, 2.746% (1 Month USD LIBOR +
                         26 bps), 7/25/36                                                                         225,097
     5,127,133(a)        Countrywide Asset-Backed Certificates, Series 2006-4,
                         Class 2A3, 2.776% (1 Month USD LIBOR +
                         29 bps), 7/25/36                                                                       5,033,881
     1,915,000           CPS Auto Receivables Trust, Series 2015-A, Class C,
                         4.0%, 2/16/21 (144A)                                                                   1,924,776
       954,610           CPS Auto Receivables Trust, Series 2017-D, Class A,
                         1.87%, 3/15/21 (144A)                                                                    953,028
     1,419,007           CPS Auto Receivables Trust, Series 2018-A, Class A,
                         2.16%, 5/17/21 (144A)                                                                  1,416,703
     6,225,055           CPS Auto Receivables Trust, Series 2018-D, Class A,
                         3.06%, 1/18/22 (144A)                                                                  6,226,763
     2,600,000           Credit Acceptance Auto Loan Trust, Series 2016-2A,
                         Class C, 4.29%, 11/15/24 (144A)                                                        2,610,036
     3,187,966           Credit Suisse ABS Trust, Series 2018-LD1, Class A,
                         3.42%, 7/25/24 (144A)                                                                  3,187,555
     1,755,838(a)        Credit Suisse Seasoned Loan Trust, Series 2006-1,
                         Class A, 2.726% (1 Month USD LIBOR + 24 bps),
                         10/25/34 (144A)                                                                        1,753,440
       420,605(a)        Credit-Based Asset Servicing & Securitization LLC,
                         Series 2005-CB3, Class M2, 3.416% (1 Month USD
                         LIBOR + 93 bps), 5/25/35                                                                 422,098
     1,312,302(a)        CSFB Mortgage-Backed Pass-Through Certificates,
                         Series 2005-AGE1, Class M3, 3.136% (1 Month USD
                         LIBOR + 65 bps), 2/25/32                                                               1,309,047
        67,477(a)        CSMC Trust, Series 2006-CF3, Class A1, 3.026%
                         (1 Month USD LIBOR + 54 bps), 10/25/36 (144A)                                             67,465

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 27

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
     4,088,755(a)        CWABS Asset-Backed Certificates Trust, Series 2004-10,
                         Class MV3, 3.611% (1 Month USD LIBOR +
                         113 bps), 12/25/34                                                                $    4,110,976
       377,347(a)        CWABS Asset-Backed Certificates Trust, Series 2005-17,
                         Class 3AV2, 2.826% (1 Month USD LIBOR +
                         34 bps), 5/25/36                                                                         376,009
     1,699,712(a)        CWABS Asset-Backed Certificates Trust, Series 2005-AB1,
                         Class M1, 3.116% (1 Month USD LIBOR +
                         63 bps), 8/25/35                                                                       1,698,067
     3,381,474(a)        CWHEQ Revolving Home Equity Loan Resuritization Trust,
                         Series 2006-RES, Class 4M1A, 2.764% (1 Month
                         USD LIBOR + 28 bps), 2/15/34 (144A)                                                    3,369,340
     4,718,924(a)        CWHEQ Revolving Home Equity Loan Resuritization Trust,
                         Series 2006-RES, Class 4N1A, 2.764% (1 Month
                         USD LIBOR + 28 bps), 2/15/34 (144A)                                                    4,685,723
     1,274,494           Dell Equipment Finance Trust, Series 2016-1, Class D,
                         3.24%, 7/22/22 (144A)                                                                  1,274,604
     1,246,741(a)        Dell Equipment Finance Trust, Series 2017-2, Class A2B,
                         2.791% (1 Month USD LIBOR + 30 bps), 2/24/20 (144A)                                    1,246,741
     4,500,000           Dell Equipment Finance Trust, Series 2018-2, Class A2,
                         3.16%, 2/22/21 (144A)                                                                  4,513,842
           141           Delta Funding Home Equity Loan Trust, Series 1997-2,
                         Class A6, 7.04%, 6/25/27                                                                     131
       655,768           DLL LLC, Series 2018-ST2, Class A1, 2.714%,
                         11/20/19 (144A)                                                                          655,713
    21,750,000           DLL LLC, Series 2018-ST2, Class A2, 3.14%,
                         10/20/20 (144A)                                                                       21,744,980
    13,000,000           DLL LLC, Series 2018-ST2, Class A3, 3.46%,
                         1/20/22 (144A)                                                                        13,131,269
     1,098,900(a)        DRB Prime Student Loan Trust, Series 2015-D, Class A1,
                         4.186% (1 Month USD LIBOR + 170 bps),
                         1/25/40 (144A)                                                                         1,108,780
       690,746(a)        DRB Prime Student Loan Trust, Series 2016-B, Class A1,
                         4.286% (1 Month USD LIBOR + 180 bps),
                         6/25/40 (144A)                                                                           712,251
     1,210,885           DRB Prime Student Loan Trust, Series 2016-B, Class A3,
                         2.23%, 6/25/36 (144A)                                                                  1,201,524
     3,098,759(a)        DRB Prime Student Loan Trust, Series 2017-A, Class A1,
                         3.336% (1 Month USD LIBOR + 85 bps),
                         5/27/42 (144A)                                                                         3,107,953
     3,286,497           Drive Auto Receivables Trust, Series 2015-CA, Class D,
                         4.2%, 9/15/21 (144A)                                                                   3,297,707
     7,602,120           Drive Auto Receivables Trust, Series 2016-CA, Class C,
                         3.02%, 11/15/21 (144A)                                                                 7,605,236
       156,004           Drive Auto Receivables Trust, Series 2017-3, Class B,
                         2.3%, 5/17/21                                                                            155,963
     7,148,544           Drive Auto Receivables Trust, Series 2017-BA, Class C,
                         2.61%, 8/16/21 (144A)                                                                  7,144,974

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
     6,800,000           Drive Auto Receivables Trust, Series 2018-2, Class C,
                         3.63%, 8/15/24                                                                    $    6,844,836
       295,411           Drive Auto Receivables Trust, Series 2018-3, Class A2,
                         2.75%, 10/15/20                                                                          295,411
     1,834,814           Drive Auto Receivables Trust, Series 2018-4, Class A2A,
                         2.78%, 10/15/20                                                                        1,834,770
     6,500,000           Drive Auto Receivables Trust, Series 2019-1, Class A2A,
                         3.08%, 9/15/21                                                                         6,507,831
     8,500,000(a)        Drive Auto Receivables Trust, Series 2019-2, Class A2B,
                         2.779% (1 Month USD LIBOR + 28 bps), 3/15/22                                           8,500,202
       582,479(a)        Drug Royalty II LP 2, Series 2014-1, Class A1, 5.637%
                         (3 Month USD LIBOR + 285 bps), 7/15/23 (144A)                                            585,414
     4,916,682(a)        Drug Royalty III LP 1, Series 2017-1A, Class A1, 5.287%
                         (3 Month USD LIBOR + 250 bps), 4/15/27 (144A)                                          4,960,049
     2,618,190(a)        Drug Royalty III LP 1, Series 2018-1A, Class A1, 4.387%
                         (3 Month USD LIBOR + 160 bps), 10/15/31 (144A)                                         2,618,142
     2,002,958           DT Auto Owner Trust, Series 2017-4A, Class B, 2.44%,
                         1/15/21 (144A)                                                                         2,002,545
     1,634,000           DT Auto Owner Trust, Series 2017-4A, Class C, 2.86%,
                         7/17/23 (144A)                                                                         1,632,138
     7,881,999           DT Auto Owner Trust, Series 2018-3A, Class A, 3.02%,
                         2/15/22 (144A)                                                                         7,884,321
    16,432,479           DT Auto Owner Trust, Series 2019-1A, Class A, 3.08%,
                         9/15/22 (144A)                                                                        16,446,233
       605,820(a)        Earnest Student Loan Program LLC, Series 2016-C,
                         Class A1, 4.336% (1 Month USD LIBOR + 185 bps),
                         10/27/36 (144A)                                                                          613,960
       559,448(a)        Earnest Student Loan Program LLC, Series 2016-D,
                         Class A1, 3.886% (1 Month USD LIBOR + 140 bps),
                         1/25/41 (144A)                                                                           564,116
     1,770,393(a)        Earnest Student Loan Program LLC, Series 2017-A,
                         Class A1, 3.486% (1 Month USD LIBOR + 100 bps),
                         1/25/41 (144A)                                                                         1,777,747
     1,795,114           Engs Commercial Finance Trust, Series 2016-1A,
                         Class A2, 2.63%, 2/22/22 (144A)                                                        1,790,196
       953,109           Engs Commercial Finance Trust, Series 2018-1A,
                         Class A1, 2.97%, 2/22/21 (144A)                                                          952,882
       340,289           Enterprise Fleet Financing LLC, Series 2016-2,
                         Class A2, 1.74%, 2/22/22 (144A)                                                          339,500
       865,404(a)        EquiFirst Mortgage Loan Trust, Series 2004-2, Class M1,
                         3.311% (1 Month USD LIBOR + 83 bps), 10/25/34                                            865,906
     4,500,000(a)        Evergreen Credit Card Trust, Series 2017-1, Class A,
                         2.744% (1 Month USD LIBOR + 26 bps),
                         10/15/21 (144A)                                                                        4,501,147
    12,000,000(a)        Evergreen Credit Card Trust, Series 2018-2, Class A,
                         2.834% (1 Month USD LIBOR + 35 bps),
                         7/15/22 (144A)                                                                        12,014,374

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 29

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
    16,000,000(a)        Evergreen Credit Card Trust, Series 2019-1, Class A,
                         2.964% (1 Month USD LIBOR + 48 bps),
                         1/15/23 (144A)                                                                    $   16,042,765
     1,179,230           Exeter Automobile Receivables Trust, Series 2015-2A,
                         Class C, 3.9%, 3/15/21 (144A)                                                          1,182,062
     2,938,531           Exeter Automobile Receivables Trust, Series 2015-3A,
                         Class C, 4.83%, 8/16/21 (144A)                                                         2,956,430
       392,196           Exeter Automobile Receivables Trust, Series 2017-2A,
                         Class A, 2.11%, 6/15/21 (144A)                                                           392,025
     1,971,000           Exeter Automobile Receivables Trust, Series 2017-2A,
                         Class B, 2.82%, 5/16/22 (144A)                                                         1,968,985
     2,652,370           Exeter Automobile Receivables Trust, Series 2017-3A,
                         Class A, 2.05%, 12/15/21 (144A)                                                        2,644,345
     1,270,878           Exeter Automobile Receivables Trust, Series 2018-1A,
                         Class A, 2.21%, 5/17/21 (144A)                                                         1,270,220
     3,040,000           Exeter Automobile Receivables Trust, Series 2018-1A,
                         Class B, 2.75%, 4/15/22 (144A)                                                         3,036,246
     4,217,913           Exeter Automobile Receivables Trust, Series 2018-3A,
                         Class A, 2.9%, 1/18/22 (144A)                                                          4,217,244
    15,794,120           Exeter Automobile Receivables Trust, Series 2019-1A,
                         Class A, 3.2%, 4/15/22 (144A)                                                         15,818,143
     1,752,020(a)        FBR Securitization Trust, Series 2005-3, Class AV1,
                         3.006% (1 Month USD LIBOR + 52 bps), 10/25/35                                          1,752,417
     5,000,000           FCI Funding LLC, Series 2019-1A, Class A, 3.63%,
                         2/18/31 (144A)                                                                         4,999,145
     4,704,240(c)        Finance of America Structured Securities Trust, Series
                         2018-HB1, Class A, 3.375%, 9/25/28 (144A)                                              4,702,358
        62,062(a)        First Franklin Mortgage Loan Trust, Series 2004-FF4,
                         Class M1, 3.341% (1 Month USD LIBOR +
                         86 bps), 6/25/34                                                                          62,046
       925,221(a)        First Franklin Mortgage Loan Trust, Series 2004-FFH2,
                         Class M1, 3.236% (1 Month USD LIBOR +
                         75 bps), 6/25/34                                                                         927,015
    10,893,244(a)        First Franklin Mortgage Loan Trust, Series 2005-FF12,
                         Class M1, 2.936% (1 Month USD LIBOR + 45 bps),
                         11/25/36                                                                              10,908,361
       385,194(a)        First Franklin Mortgage Loan Trust, Series 2005-FFH2,
                         Class M2, 3.296% (1 Month USD LIBOR + 81 bps),
                         4/25/35 (144A)                                                                           386,385
     2,895,000           First Investors Auto Owner Trust, Series 2014-3A,
                         Class D, 3.85%, 2/15/22 (144A)                                                         2,895,930
     2,955,000           First Investors Auto Owner Trust, Series 2015-1A,
                         Class D, 3.59%, 1/18/22 (144A)                                                         2,961,595
         7,077           First Investors Auto Owner Trust, Series 2017-1A,
                         Class A1, 1.69%, 4/15/21 (144A)                                                            7,074
       721,955           First Investors Auto Owner Trust, Series 2017-2A,
                         Class A1, 1.86%, 10/15/21 (144A)                                                         720,545

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
     3,291,050           First Investors Auto Owner Trust, Series 2018-2A,
                         Class A1, 3.23%, 12/15/22 (144A)                                                  $    3,301,764
     2,200,000(a)        First National Master Note Trust, Series 2017-1, Class A,
                         2.884% (1 Month USD LIBOR + 40 bps), 4/18/22                                           2,200,272
     9,000,000(a)        First National Master Note Trust, Series 2017-2, Class A,
                         2.924% (1 Month USD LIBOR + 44 bps), 10/16/23                                          9,008,485
     9,250,000(a)        First National Master Note Trust, Series 2018-1, Class A,
                         2.944% (1 Month USD LIBOR + 46 bps), 10/15/24                                          9,221,737
       213,899           Flagship Credit Auto Trust, Series 2017-1, Class A,
                         1.93%, 12/15/21 (144A)                                                                   213,757
     1,612,290           Flagship Credit Auto Trust, Series 2017-2, Class A,
                         1.85%, 7/15/21 (144A)                                                                  1,608,177
     1,756,384           Flagship Credit Auto Trust, Series 2017-4, Class A,
                         2.07%, 4/15/22 (144A)                                                                  1,747,727
     1,247,609(a)        Ford Credit Auto Lease Trust, Series 2017-B, Class A2B,
                         2.644% (1 Month USD LIBOR + 16 bps), 6/15/20                                           1,247,479
       475,916(a)        Ford Credit Auto Owner Trust, Series 2017-B, Class A2B,
                         2.554% (1 Month USD LIBOR + 7 bps), 5/15/20                                              475,858
     1,438,339(a)        Ford Credit Auto Owner Trust, Series 2017-C, Class A2B,
                         2.604% (1 Month USD LIBOR + 12 bps), 9/15/20                                           1,438,073
     9,000,000(a)        Ford Credit Floorplan Master Owner Trust A, Series
                         2016-3, Class A2, 3.104% (1 Month USD LIBOR +
                         62 bps), 7/15/21                                                                       9,010,701
     4,925,000(a)        Ford Credit Floorplan Master Owner Trust A, Series
                         2016-5, Class A2, 2.944% (1 Month USD LIBOR +
                         46 bps), 11/15/21                                                                      4,932,262
     5,910,000(a)        Ford Credit Floorplan Master Owner Trust A, Series
                         2017-2, Class A2, 2.834% (1 Month USD LIBOR +
                         35 bps), 9/15/22                                                                       5,912,357
    16,500,000(a)        Fort CRE LLC, Series 2018-1A, Class A1, 3.836%
                         (1 Month USD LIBOR + 135 bps), 11/21/35 (144A)                                        16,526,750
    10,000,000           Foundation Finance Trust, Series 2019-1A, Class A,
                         3.86%, 11/15/34 (144A)                                                                 9,998,451
     1,620,010           Foursight Capital Automobile Receivables Trust, Series
                         2016-1, Class A2, 2.87%, 10/15/21 (144A)                                               1,619,461
     5,684,909           Foursight Capital Automobile Receivables Trust, Series
                         2017-1, Class A, 2.37%, 4/15/22 (144A)                                                 5,666,024
       181,192           Foursight Capital Automobile Receivables Trust, Series
                         2018-2, Class A1, 2.744%, 11/15/19 (144A)                                                181,160
     2,250,000           Foursight Capital Automobile Receivables Trust, Series
                         2018-2, Class A2, 3.32%, 4/15/22 (144A)                                                2,255,914
     6,685,817           FREED ABS Trust, Series 2018-1, Class A, 3.61%,
                         7/18/24 (144A)                                                                         6,691,936
    18,079,416           FREED ABS Trust, Series 2018-2, Class A, 3.99%,
                         10/20/25 (144A)                                                                       18,132,344
       154,255(a)        Fremont Home Loan Trust, Series 2005-2, Class M2,
                         3.206% (1 Month USD LIBOR + 72 bps), 6/25/35                                             154,334

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 31

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
     4,708,052(a)        Fremont Home Loan Trust, Series 2005-E, Class 1A1,
                         2.716% (1 Month USD LIBOR + 23 bps), 1/25/36                                      $    4,689,417
     7,906,475(a)        Fremont Home Loan Trust, Series 2006-2, Class 1A1,
                         2.646% (1 Month USD LIBOR + 16 bps), 2/25/36                                           7,823,066
       500,000(a)        Galaxy XXI CLO, Ltd., Series 2015-21A, Class X, 3.261%
                         (3 Month USD LIBOR + 50 bps), 4/20/31 (144A)                                             499,949
     2,895,073(a)        GE-WMC Asset-Backed Pass-Through Certificates, Series
                         2005-2, Class A1, 2.711% (1 Month USD LIBOR +
                         23 bps), 12/25/35                                                                      2,895,557
     8,643,132           GLS Auto Receivables Issuer Trust, Series 2019-1A,
                         Class A, 3.37%, 1/17/23 (144A)                                                         8,653,544
     1,574,714           GLS Auto Receivables Trust, Series 2017-1A, Class A2,
                         2.67%, 4/15/21 (144A)                                                                  1,573,851
     4,683,195           GLS Auto Receivables Trust, Series 2018-1A, Class A,
                         2.82%, 7/15/22 (144A)                                                                  4,675,617
       800,000           GLS Auto Receivables Trust, Series 2018-1A, Class B,
                         3.52%, 8/15/23 (144A)                                                                    801,043
     5,347,878           GLS Auto Receivables Trust, Series 2018-2A, Class A,
                         3.25%, 4/18/22 (144A)                                                                  5,350,319
     8,785,292           GLS Auto Receivables Trust, Series 2018-3A, Class A,
                         3.35%, 8/15/22 (144A)                                                                  8,797,937
     4,189,045           GM Financial Automobile Leasing Trust, Series 2018-1,
                         Class A2A, 2.39%, 4/20/20                                                              4,185,305
     4,333,495(a)        GM Financial Automobile Leasing Trust, Series 2018-1,
                         Class A2B, 2.688% (1 Month USD LIBOR +
                         20 bps), 4/20/20                                                                       4,333,113
       216,545(a)        GM Financial Consumer Automobile Receivables Trust,
                         Series 2017-2A, Class A2B, 2.632% (1 Month USD
                         LIBOR + 15 bps), 5/18/20 (144A)                                                          216,536
     3,747,535(a)        GM Financial Consumer Automobile Receivables Trust,
                         Series 2018-1, Class A2B, 2.572% (1 Month USD
                         LIBOR + 9 bps), 1/19/21                                                                3,745,570
       140,926(b)        GMAT Trust, Series 2013-1A, Class A, 6.967%,
                         11/25/43 (144A)                                                                          141,006
     2,100,000(a)        GMF Floorplan Owner Revolving Trust, Series 2016-1,
                         Class A2, 3.334% (1 Month USD LIBOR + 85 bps),
                         5/17/21 (144A)                                                                         2,101,590
     4,700,000(a)        GMF Floorplan Owner Revolving Trust, Series 2017-1,
                         Class A2, 3.054% (1 Month USD LIBOR + 57 bps),
                         1/18/22 (144A)                                                                         4,707,897
     6,500,000(a)        GMF Floorplan Owner Revolving Trust, Series 2018-3,
                         Class A, 2.804% (1 Month USD LIBOR + 32 bps),
                         9/15/22 (144A)                                                                         6,501,354
    15,750,000(a)        GMF Floorplan Owner Revolving Trust, Series 2018-4,
                         Class A2, 2.894% (1 Month USD LIBOR + 41 bps),
                         9/15/23 (144A)                                                                        15,732,820
     2,187,500(a)        Goldentree Loan Management US CLO 3, Ltd., Series
                         2018-3A, Class X, 3.311% (3 Month USD LIBOR + 55
                         bps), 4/20/30 (144A)                                                                   2,187,469

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
    14,900,000(a)        GPMT, Ltd., Series 2019-FL2, Class A, 3.784% (1 Month
                         USD LIBOR + 130 bps), 2/22/36 (144A)                                              $   14,927,754
     5,500,000(a)        Gracie Point International Premium Funding, Series
                         2018-A, Class 1, 4.007% (3 Month USD LIBOR +
                         130 bps), 3/1/20 (144A)                                                                5,500,000
     7,879,000           Great American Auto Leasing, Inc., Series 2019-1,
                         Class A2, 2.97%, 6/15/21 (144A)                                                        7,894,929
        88,511(a)        Green Tree Mortgage Loan Trust, Series 2005-HE1,
                         Class M2, 3.536% (1 Month USD LIBOR + 105 bps),
                         12/25/32 (144A)                                                                           88,568
       425,000(a)        Greywolf CLO II, Ltd., Series 2013-1A, Class X, 3.487%
                         (3 Month USD LIBOR + 70 bps), 10/15/29 (144A)                                            424,995
        92,735(a)        GSAA Home Equity Trust, Series 2004-11, Class 2A1,
                         3.146% (1 Month USD LIBOR + 66 bps), 12/25/34                                             92,876
     5,614,902(a)        GSAA Home Equity Trust, Series 2005-6, Class A3,
                         2.856% (1 Month USD LIBOR + 37 bps), 6/25/35                                           5,605,369
     1,119,646(a)        GSAA Home Equity Trust, Series 2005-9, Class 2A3,
                         2.856% (1 Month USD LIBOR + 37 bps), 8/25/35                                           1,118,714
     2,098,811(a)        GSAMP Trust, Series 2004-HE2, Class M1, 3.461%
                         (1 Month USD LIBOR + 98 bps), 9/25/34                                                  2,108,087
     6,719,627(a)        GSAMP Trust, Series 2005-HE4, Class M2, 3.221%
                         (1 Month USD LIBOR + 74 bps), 7/25/45                                                  6,717,827
       806,503(a)        GSRPM Mortgage Loan Trust, Series 2006-1, Class A1,
                         2.786% (1 Month USD LIBOR + 30 bps),
                         3/25/35 (144A)                                                                           802,645
       298,528(a)        GSRPM Mortgage Loan Trust, Series 2006-2, Class A2,
                         2.786% (1 Month USD LIBOR + 30 bps),
                         9/25/36 (144A)                                                                           298,363
     1,250,000(a)        Harbor Park CLO 18-1, Ltd., Series 2018-1A, Class X,
                         3.739% (3 Month USD LIBOR + 90 bps),
                         1/20/31 (144A)                                                                         1,249,846
       483,555           Hero Residual Funding, Series 2016-1R, Class A1,
                         4.5%, 9/21/42 (144A)                                                                     481,137
     3,600,000(a)        Hertz Fleet Lease Funding LP, Series 2016-1, Class D,
                         5.843% (1 Month USD LIBOR + 335 bps),
                         4/10/30 (144A)                                                                         3,624,137
     2,400,000(a)        Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                         5.993% (1 Month USD LIBOR + 350 bps),
                         4/10/30 (144A)                                                                         2,405,996
     2,939,798(a)        Hertz Fleet Lease Funding LP, Series 2017-1, Class A1,
                         3.143% (1 Month USD LIBOR + 65 bps),
                         4/10/31 (144A)                                                                         2,943,940
     7,000,000(a)        Hertz Fleet Lease Funding LP, Series 2018-1, Class A1,
                         2.993% (1 Month USD LIBOR + 50 bps),
                         5/10/32 (144A)                                                                         6,999,989
        75,575           Hilton Grand Vacations Trust, Series 2014-AA, Class B,
                         2.07%, 11/25/26 (144A)                                                                    74,570

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 33

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
     1,931,170(a)        Holmes Master Issuer Plc, Series 2018-2A, Class A1,
                         2.834% (1 Month USD LIBOR + 35 bps),
                         7/15/19 (144A)                                                                    $    1,930,449
       267,809(a)        Home Equity Asset Trust, Series 2004-8, Class M1,
                         3.356% (1 Month USD LIBOR + 87 bps), 3/25/35                                             268,435
     3,526,016(a)        Home Equity Asset Trust, Series 2005-3, Class M4,
                         3.126% (1 Month USD LIBOR + 64 bps), 8/25/35                                           3,553,728
     3,315,534(a)        Home Equity Asset Trust, Series 2005-6, Class M2,
                         2.976% (1 Month USD LIBOR + 49 bps), 12/25/35                                          3,321,926
       140,983(a)        Home Equity Asset Trust, Series 2005-7, Class M1,
                         2.936% (1 Month USD LIBOR + 45 bps), 1/25/36                                             141,316
     7,512,298(a)        Home Equity Asset Trust, Series 2006-3, Class 2A4,
                         2.796% (1 Month USD LIBOR + 31 bps), 7/25/36                                           7,520,958
     2,161,135(a)        HSI Asset Securitization Corp. Trust, Series
                         2006-OPT1, Class 2A4, 2.786% (1 Month USD LIBOR +
                         30 bps), 12/25/35                                                                      2,159,737
       833,745(a)        HSI Asset Securitization Corp. Trust, Series
                         2006-OPT2, Class M1, 2.856% (1 Month USD LIBOR +
                         37 bps), 1/25/36                                                                         831,097
     4,000,000(a)        Invitation Homes Trust, Series 2018-SFR1, Class B,
                         3.432% (1 Month USD LIBOR + 95 bps),
                         3/17/37 (144A)                                                                         3,948,406
     5,480,000(a)        Invitation Homes Trust, Series 2018-SFR1, Class E,
                         4.482% (1 Month USD LIBOR + 200 bps),
                         3/17/37 (144A)                                                                         5,459,591
     6,856,743(a)        Invitation Homes Trust, Series 2018-SFR3, Class E,
                         4.482% (1 Month USD LIBOR + 200 bps),
                         7/17/37 (144A)                                                                         6,845,965
    13,821,000(a)        Invitation Homes Trust, Series 2018-SFR4, Class E,
                         4.432% (1 Month USD LIBOR + 195 bps),
                         1/17/38 (144A)                                                                        13,730,359
       133,902(a)        John Deere Owner Trust, Series 2017-B, Class A2B,
                         2.594% (1 Month USD LIBOR + 11 bps), 4/15/20                                             133,899
       782,469(a)        JP Morgan Mortgage Acquisition Corp., Series
                         2005-FLD1, Class M4, 3.461% (1 Month USD LIBOR +
                         98 bps), 7/25/35                                                                         784,387
       580,782(a)        JP Morgan Mortgage Acquisition Trust, Series 2006-CH1,
                         Class A5, 2.716% (1 Month USD LIBOR +
                         23 bps), 7/25/36                                                                         580,241
       375,000(a)        KKR Financial CLO, Ltd., Series 2013-1A, Class X,
                         3.687% (3 Month USD LIBOR + 90 bps),
                         4/15/29 (144A)                                                                           375,031
     7,167,691(a)        Lake Country Mortgage Loan Trust, Series 2006-HE1,
                         Class M2, 3.186% (1 Month USD LIBOR + 70 bps),
                         7/25/34 (144A)                                                                         7,157,985
     7,788,874(a)        Laurel Road Prime Student Loan Trust, Series 2017-C,
                         Class A1, 3.036% (1 Month USD LIBOR + 55 bps),
                         11/25/42 (144A)                                                                        7,798,604
     4,473,337           Laurel Road Prime Student Loan Trust, Series 2018-B,
                         Class A1FX, 2.68%, 5/26/43 (144A)                                                      4,467,213

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
       500,000(a)        LCM 28, Ltd., Series 28A, Class X, 3.352% (3 Month
                         USD LIBOR + 90 bps), 10/20/30 (144A)                                              $      499,984
     1,045,237(a)        Lehman XS Trust, Series 2005-4, Class 1A3, 3.286%
                         (1 Month USD LIBOR + 80 bps), 10/25/35                                                 1,035,111
    12,000,000(a)        LoanCore Issuer, Ltd., Series 2018-CRE1, Class A,
                         3.614% (1 Month USD LIBOR + 113 bps),
                         5/15/28 (144A)                                                                        12,005,476
     2,000,000(a)        Madison Park Funding XXXII, Ltd., Series 2018-32A,
                         Class X, 3.317% (3 Month USD LIBOR + 60 bps),
                         1/22/31 (144A)                                                                         1,999,976
     1,333,334(a)        Magnetite XV, Ltd., Series 2015-15A, Class X, 3.321%
                         (3 Month USD LIBOR + 55 bps), 7/25/31 (144A)                                           1,333,314
    15,700,000(a)        Marathon CRE, Ltd., Series 2018-FL1, Class A, 3.634%
                         (1 Month USD LIBOR + 115 bps), 6/15/28 (144A)                                         15,699,870
        82,629           Marlette Funding Trust, Series 2017-1A, Class A,
                         2.827%, 3/15/24 (144A)                                                                    82,626
     2,000,000           Marlette Funding Trust, Series 2017-1A, Class B,
                         4.114%, 3/15/24 (144A)                                                                 2,006,416
     5,400,000           Marlette Funding Trust, Series 2017-1A, Class C,
                         6.658%, 3/15/24 (144A)                                                                 5,522,964
     8,809,672           Marlette Funding Trust, Series 2018-1A, Class A,
                         2.61%, 3/15/28 (144A)                                                                  8,794,188
     3,411,998           Marlette Funding Trust, Series 2018-2A, Class A,
                         3.06%, 7/17/28 (144A)                                                                  3,410,688
     6,768,801           Marlette Funding Trust, Series 2018-3A, Class A,
                         3.2%, 9/15/28 (144A)                                                                   6,772,223
     2,500,000           Marlette Funding Trust, Series 2018-3A, Class B,
                         3.86%, 9/15/28 (144A)                                                                  2,514,870
    10,000,000           Marlette Funding Trust, Series 2019-1A, Class A,
                         3.44%, 4/16/29 (144A)                                                                 10,032,086
       960,883           Marlin Receivables LLC, Series 2018-1A, Class A1,
                         2.55%, 7/22/19 (144A)                                                                    960,885
     6,000,000           Marlin Receivables LLC, Series 2018-1A, Class A2,
                         3.05%, 10/20/20 (144A)                                                                 6,005,639
    15,500,000(a)        Master Credit Card Trust, Series 2019-1A, Class A,
                         2.967% (1 Month USD LIBOR + 48 bps),
                         7/21/22 (144A)                                                                        15,530,577
     9,300,000(a)        Master Credit Card Trust II, Series 2018-3A, Class A,
                         2.827% (1 Month USD LIBOR + 34 bps),
                         1/21/22 (144A)                                                                         9,304,937
        11,927(a)        Mastr Asset Backed Securities Trust, Series 2005-WMC1,
                         Class M3, 3.206% (1 Month USD LIBOR +
                         72 bps), 3/25/35                                                                          12,044
       138,416(a)        Mastr Specialized Loan Trust, Series 2006-1, Class A,
                         2.786% (1 Month USD LIBOR + 30 bps),
                         1/25/36 (144A)                                                                           138,376
     2,456,544           Mercedes-Benz Auto Lease Trust, Series 2018-A,
                         Class A2, 2.2%, 4/15/20                                                                2,454,804

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 35

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
       439,355(a)        Merrill Lynch Mortgage Investors Trust, Series
                         2004-OPT1, Class A1B, 3.346% (1 Month USD LIBOR +
                         86 bps), 6/25/35                                                                  $      435,945
     3,141,448(a)        Merrill Lynch Mortgage Investors Trust, Series
                         2005-AR1, Class M1, 3.236% (1 Month USD LIBOR +
                         75 bps), 6/25/36                                                                       3,151,692
     7,242,058(b)        MFA Trust, Series 2017-NPL1, Class A1, 3.352%,
                         11/25/47 (144A)                                                                        7,233,092
        95,835(a)        Morgan Stanley ABS Capital I, Inc. Trust, Series
                         2005-HE6, Class M1, 2.876% (1 Month USD LIBOR +
                         39 bps), 11/25/35                                                                         95,751
       527,088(a)        Morgan Stanley ABS Capital I, Inc. Trust, Series
                         2005-WMC1, Class M2, 3.221% (1 Month USD LIBOR +
                         74 bps), 1/25/35                                                                         526,243
       137,632(a)        Morgan Stanley ABS Capital I, Inc. Trust, Series
                         2005-WMC5, Class M4, 3.446% (1 Month USD LIBOR +
                         96 bps), 6/25/35                                                                         137,936
     2,203,199(a)        Morgan Stanley Capital I, Inc. Trust, Series 2006-NC2,
                         Class A2D, 2.776% (1 Month USD LIBOR +
                         29 bps), 2/25/36                                                                       2,176,313
        84,278(a)        Morgan Stanley Home Equity Loan Trust, Series 2005-1,
                         Class M3, 3.266% (1 Month USD LIBOR +
                         78 bps), 12/25/34                                                                         84,445
       712,828(a)        Morgan Stanley Home Equity Loan Trust, Series 2006-2,
                         Class A4, 2.766% (1 Month USD LIBOR +
                         28 bps), 2/25/36                                                                         711,917
     2,406,250(a)        Motor Plc, Series 2017-1A, Class A1, 3.016% (1 Month
                         USD LIBOR + 53 bps), 9/25/24 (144A)                                                    2,402,633
     3,526,937(a)        National Collegiate Trust, Series 2007-A, Class A,
                         2.781% (1 Month USD LIBOR + 30 bps),
                         5/25/31 (144A)                                                                         3,451,685
    14,436,140(c)        Nationstar HECM Loan Trust, Series 2017-2A, Class A1,
                         2.038%, 9/25/27 (144A)                                                                14,296,109
    20,067,604(c)        Nationstar HECM Loan Trust, Series 2018-1A, Class A,
                         2.76%, 2/25/28 (144A)                                                                 20,013,421
       524,151(a)        Nationstar Home Equity Loan Trust, Series 2006-B,
                         Class AV4, 2.766% (1 Month USD LIBOR +
                         28 bps), 9/25/36                                                                         521,951
     7,500,000(a)        Navistar Financial Dealer Note Master Owner Trust II,
                         Series 2017-1, Class A, 3.266% (1 Month USD
                         LIBOR + 78 bps), 6/27/22 (144A)                                                        7,509,531
     2,700,000(a)        Navistar Financial Dealer Note Master Owner Trust II,
                         Series 2017-1, Class C, 4.036% (1 Month USD
                         LIBOR + 155 bps), 6/27/22 (144A)                                                       2,703,144
     6,500,000(a)        Navistar Financial Dealer Note Master Owner Trust II,
                         Series 2018-1, Class A, 3.116% (1 Month USD
                         LIBOR + 63 bps), 9/25/23 (144A)                                                        6,509,677
     1,100,000(a)        Navistar Financial Dealer Note Master Owner Trust II,
                         Series 2018-1, Class C, 3.536% (1 Month USD
                         LIBOR + 105 bps), 9/25/23 (144A)                                                       1,101,947

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
       246,863           Navitas Equipment Receivables LLC, Series 2016-1,
                         Class A2, 2.2%, 6/15/21 (144A)                                                    $      246,597
     4,600,000           Navitas Equipment Receivables LLC, Series 2016-1,
                         Class B, 3.22%, 10/15/21 (144A)                                                        4,586,025
    10,342,655(a)        Nelnet Student Loan Trust, Series 2005-2, Class A5,
                         2.707% (3 Month USD LIBOR + 10 bps), 3/23/37                                          10,252,790
       712,500(a)        Neuberger Berman CLO XVI-S, Ltd., Series 2017-16SA,
                         Class X, 3.387% (3 Month USD LIBOR + 60 bps),
                         1/15/28 (144A)                                                                           712,492
     5,000,000(a)        Neuberger Berman CLO XVIII, Ltd., Series 2014-18A,
                         Class XR2, 3.661% (3 Month USD LIBOR + 90 bps),
                         10/21/30 (144A)                                                                        4,999,915
     2,750,000(a)        Neuberger Berman CLO XXII, Ltd., Series 2016-22A,
                         Class XR, 3.673% (3 Month USD LIBOR + 90 bps),
                         10/17/30 (144A)                                                                        2,749,959
     6,782,342(a)        New Century Home Equity Loan Trust, Series 2005-1,
                         Class M1, 3.161% (1 Month USD LIBOR +
                         68 bps), 3/25/35                                                                       6,770,838
     4,591,451(a)        New Century Home Equity Loan Trust, Series 2005-2,
                         Class M2, 3.161% (1 Month USD LIBOR +
                         68 bps), 6/25/35                                                                       4,591,456
        48,894(a)        New Century Home Equity Loan Trust, Series 2005-3,
                         Class M2, 3.221% (1 Month USD LIBOR +
                         74 bps), 7/25/35                                                                          48,917
       741,000           New Residential Advance Receivables Trust Advance
                         Receivables Backed Notes, Series 2016-T2, Class AT2,
                         2.575%, 10/15/49 (144A)                                                                  738,683
     5,249,337(a)        Newtek Small Business Loan Trust, Series 2017-1,
                         Class A, 4.486% (1 Month USD LIBOR + 200 bps),
                         2/15/43 (144A)                                                                         5,244,955
     6,154,708(a)        Newtek Small Business Loan Trust, Series 2018-1,
                         Class A, 4.186% (1 Month USD LIBOR + 170 bps),
                         2/25/44 (144A)                                                                         6,154,698
     4,734,390(a)        Newtek Small Business Loan Trust, Series 2018-1,
                         Class B, 5.486% (1 Month USD LIBOR + 300 bps),
                         2/25/44 (144A)                                                                         4,734,379
     7,250,000(a)        NextGear Floorplan Master Owner Trust, Series 2016-1A,
                         Class A1, 4.184% (1 Month USD LIBOR +
                         170 bps), 4/15/21 (144A)                                                               7,254,692
     5,000,000(a)        NextGear Floorplan Master Owner Trust, Series 2016-2A,
                         Class A1, 3.584% (1 Month USD LIBOR +
                         110 bps), 9/15/21 (144A)                                                               5,016,612
    14,050,000(a)        NextGear Floorplan Master Owner Trust, Series 2017-1A,
                         Class A1, 3.334% (1 Month USD LIBOR + 85 bps),
                         4/18/22 (144A)                                                                        14,114,588
     5,300,000(a)        NextGear Floorplan Master Owner Trust, Series 2017-2A,
                         Class A1, 3.164% (1 Month USD LIBOR + 68 bps),
                         10/17/22 (144A)                                                                        5,315,903

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 37

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
     3,182,071(a)        Nissan Auto Lease Trust, Series 2017-B, Class A2B,
                         2.694% (1 Month USD LIBOR + 21 bps), 12/16/19                                     $    3,182,914
     6,059,000(a)        Nissan Master Owner Trust Receivables, Series 2017-A,
                         Class A, 2.794% (1 Month USD LIBOR +
                         31 bps), 4/15/21                                                                       6,059,394
     6,600,000(a)        Nissan Master Owner Trust Receivables, Series 2017-C,
                         Class A, 2.804% (1 Month USD LIBOR +
                         32 bps), 10/17/22                                                                      6,603,297
       197,429(a)        NovaStar Mortgage Funding Trust, Series 2003-1,
                         Class A2, 3.266% (1 Month USD LIBOR + 78 bps),
                         5/25/33                                                                                  197,095
     4,453,609(a)        NovaStar Mortgage Funding Trust, Series 2005-1,
                         Class M4, 3.506% (1 Month USD LIBOR +
                         102 bps), 6/25/35                                                                      4,455,202
     5,750,034(a)        NovaStar Mortgage Funding Trust, Series 2005-3,
                         Class M1, 3.161% (1 Month USD LIBOR +
                         68 bps), 1/25/36                                                                       5,734,258
     1,066,712           NYCTL Trust, Series 2017-A, Class A, 1.87%,
                         11/10/30 (144A)                                                                        1,057,326
     5,076,561(b)        Oak Hill Advisors Residential Loan Trust, Series
                         2017-NPL2, Class A1, 3.0%, 7/25/57 (144A)                                              5,010,201
       375,000(a)        OCP CLO, Ltd., Series 2014-6A, Class X, 3.473% (3
                         Month USD LIBOR + 70 bps), 10/17/30 (144A)                                               375,052
     3,500,000(a)        Octagon Investment Partners XVI, Ltd., Series 2013-1A,
                         Class XR, 3.323% (3 Month USD LIBOR + 55 bps),
                         7/17/30 (144A)                                                                         3,499,958
     5,600,000(a)        Octagon Investment Partners XVII, Ltd., Series
                         2013-1A, Class A1R2, 3.771% (3 Month USD LIBOR +
                         100 bps), 1/25/31 (144A)                                                               5,530,062
     4,500,000(a)        Octagon Investment Partners XXI, Ltd., Series 2014-1A,
                         Class XRR, 3.443% (3 Month USD LIBOR + 75 bps),
                         2/14/31 (144A)                                                                         4,499,914
     5,281,250(a)        Octagon Investment Partners XXII, Ltd., Series
                         2014-1A, Class XRR, 3.411% (3 Month USD LIBOR +
                         65 bps), 1/22/30 (144A)                                                                5,280,431
    14,000,000           OneMain Financial Issuance Trust, Series 2015-1A,
                         Class C, 5.12%, 3/18/26 (144A)                                                        14,141,253
     9,250,000           OneMain Financial Issuance Trust, Series 2015-2A,
                         Class D, 5.64%, 7/18/25 (144A)                                                         9,293,757
     6,650,000(a)        OneMain Financial Issuance Trust, Series 2017-1A,
                         Class A2, 3.289% (1 Month USD LIBOR + 80 bps),
                         9/14/32 (144A)                                                                         6,671,868
       856,865(a)        Option One Mortgage Loan Trust, Series 2005-1, Class A1B,
                         3.146% (1 Month USD LIBOR + 66 bps), 2/25/35                                             856,450
     7,581,419(a)        Option One Mortgage Loan Trust, Series 2005-3, Class M2,
                         3.221% (1 Month USD LIBOR + 74 bps), 8/25/35                                           7,576,291
     3,028,025(a)        Option One Mortgage Loan Trust, Series 2005-4, Class M1,
                         2.926% (1 Month USD LIBOR + 44 bps), 11/25/35                                          3,027,714

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
     3,566,751(a)        Option One Mortgage Loan Trust, Series 2006-1, Class 2A3,
                         2.676% (1 Month USD LIBOR + 19 bps), 1/25/36                                      $    3,564,907
        23,756(b)        Option One Mortgage Loan Trust, Series 2007-FXD2,
                         Class 2A1, 5.9%, 3/25/37                                                                  23,467
         9,246           Oscar US Funding Trust VI LLC, Series 2017-1A, Class A2A,
                         2.3%, 5/11/20 (144A)                                                                       9,240
        60,970(a)        Oscar US Funding Trust VI LLC, Series 2017-1A,
                         Class A2B, 3.293% (1 Month USD LIBOR + 80 bps),
                         5/11/20 (144A)                                                                            60,989
       852,552(a)        Oscar US Funding Trust VII LLC, Series 2017-2A,
                         Class A2B, 3.143% (1 Month USD LIBOR + 65 bps),
                         11/10/20 (144A)                                                                          852,856
       132,158           Oscar US Funding Trust VIII LLC, Series 2018-1A,
                         Class A2A, 2.91%, 4/12/21 (144A)                                                         132,039
     3,003,600(a)        Oscar US Funding Trust VIII LLC, Series 2018-1A,
                         Class A2B, 2.983% (1 Month USD LIBOR + 49 bps),
                         4/12/21 (144A)                                                                         3,004,156
     8,305,421           Oscar US Funding Trust IX LLC, Series 2018-2A,
                         Class A2A, 3.15%, 8/10/21 (144A)                                                       8,307,289
     8,800,000           Oscar US Funding X LLC, Series 2019-1A, Class A2,
                         3.1%, 4/11/22 (144A)                                                                   8,838,262
       100,605           Oxford Finance Funding LLC, Series 2016-1A, Class A,
                         3.968%, 6/17/24 (144A)                                                                   101,054
     3,500,000(a)        OZLM VIII, Ltd., Series 2014-8A, Class XRR, 3.155%
                         (3 Month USD LIBOR + 70 bps), 10/17/29 (144A)                                          3,499,923
     2,500,000(a)        OZLM XXII, Ltd., Series 2018-22A, Class X, 3.323%
                         (3 Month USD LIBOR + 55 bps), 1/17/31 (144A)                                           2,498,152
    16,830,594(a)        Palmer Square CLO, Ltd., Series 2018-3A, Class A1,
                         3.534% (3 Month USD LIBOR + 85 bps),
                         8/15/26 (144A)                                                                        16,750,278
     5,357,080(a)        Palmer Square Loan Funding, Ltd., Series 2017-1A,
                         Class A1, 3.527% (3 Month USD LIBOR + 74 bps),
                         10/15/25 (144A)                                                                        5,334,329
    12,359,129(a)        Palmer Square Loan Funding, Ltd., Series 2018-1A,
                         Class A1, 3.387% (3 Month USD LIBOR + 60 bps),
                         4/15/26 (144A)                                                                        12,251,988
     4,250,000(a)        Palmer Square Loan Funding, Ltd., Series 2018-1A,
                         Class A2, 3.837% (3 Month USD LIBOR + 105 bps),
                         4/15/26 (144A)                                                                         4,184,261
     4,698,352(a)        Palmer Square Loan Funding, Ltd., Series 2018-2A,
                         Class A1, 3.437% (3 Month USD LIBOR + 65 bps),
                         7/15/26 (144A)                                                                         4,661,521
     8,894,551(a)        Palmer Square Loan Funding, Ltd., Series 2018-4A,
                         Class A1, 3.584% (3 Month USD LIBOR + 90 bps),
                         11/15/26 (144A)                                                                        8,858,795
        89,182(a)        People's Choice Home Loan Securities Trust, Series
                         2004-2, Class M1, 3.386% (1 Month USD LIBOR +
                         90 bps), 10/25/34                                                                         89,271

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 39

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
     5,000,000(a)        Pepper Residential Securities Trust, Series 19A,
                         Class A1U2, 2.843% (1 Month USD LIBOR + 35 bps),
                         10/12/19 (144A)                                                                   $    4,982,150
     6,700,000(a)        PFS Financing Corp., Series 2017-BA, Class A1, 3.084%
                         (1 Month USD LIBOR + 60 bps), 7/15/22 (144A)                                           6,694,289
     4,750,000(a)        PFS Financing Corp., Series 2017-C, Class A, 2.954%
                         (1 Month USD LIBOR + 47 bps), 10/15/21 (144A)                                          4,746,540
     5,750,000(a)        PFS Financing Corp., Series 2017-C, Class B, 3.284%
                         (1 Month USD LIBOR + 80 bps), 10/15/21 (144A)                                          5,743,337
    17,500,000(a)        PFS Financing Corp., Series 2018-E, Class A, 2.934%
                         (1 Month USD LIBOR + 45 bps), 10/15/22 (144A)                                         17,499,884
       236,037(a)        Popular ABS Mortgage Pass-Through Trust, Series
                         2005-A, Class M1, 2.916% (1 Month USD LIBOR +
                         43 bps), 6/25/35                                                                         236,002
     1,095,653           Prestige Auto Receivables Trust, Series 2015-1, Class C,
                         2.4%, 4/15/21 (144A)                                                                   1,095,209
     6,500,000(a)        Progress Residential Trust, Series 2016-SFR2, Class F,
                         6.702% (1 Month USD LIBOR + 422 bps),
                         1/17/34 (144A)                                                                         6,504,376
     3,787,438           Prosper Marketplace Issuance Trust, Series 2019-1A,
                         Class A, 3.54%, 4/15/25 (144A)                                                         3,793,784
     1,425,617(b)        PRPM LLC, Series 2017-1A, Class A1, 4.25%,
                         1/25/22 (144A)                                                                         1,437,317
     2,600,000           Purchasing Power Funding LLC, Series 2018-A, Class B,
                         3.58%, 8/15/22 (144A)                                                                  2,600,124
        90,998(a)        RAAC Trust, Series 2005-RP3, Class M1, 3.286%
                         (1 Month USD LIBOR + 80 bps), 5/25/39 (144A)                                              90,969
     8,500,000(a)        RAAC Trust, Series 2006-RP1, Class M2, 3.686%
                         (1 Month USD LIBOR + 120 bps), 10/25/45 (144A)                                         8,571,951
     1,047,461(a)        RAMP Trust, Series 2005-EFC6, Class M2, 3.131%
                         (1 Month USD LIBOR + 65 bps), 11/25/35                                                 1,047,286
       466,719(a)        RAMP Trust, Series 2005-RS2, Class M3, 3.036%
                         (1 Month USD LIBOR + 55 bps), 2/25/35                                                    466,976
     7,350,000(a)        RAMP Trust, Series 2005-RS7, Class M1, 2.986%
                         (1 Month USD LIBOR + 50 bps), 7/25/35                                                  7,360,090
     5,289,720(a)        RAMP Trust, Series 2005-RZ2, Class M4, 3.046%
                         (1 Month USD LIBOR + 56 bps), 5/25/35                                                  5,290,689
       206,306(a)        RAMP Trust, Series 2006-EFC2, Class A3, 2.646%
                         (1 Month USD LIBOR + 16 bps), 12/25/36                                                   205,750
        40,023(a)        RAMP Trust, Series 2006-RZ3, Class A3, 2.776%
                         (1 Month USD LIBOR + 29 bps), 8/25/36                                                     39,978
     4,770,623(a)        RAMP Trust, Series 2006-RZ4, Class A3, 2.756%
                         (1 Month USD LIBOR + 27 bps), 10/25/36                                                 4,747,512
     1,648,703(a)        RASC Trust, Series 2001-KS3, Class AII, 2.946%
                         (1 Month USD LIBOR + 46 bps), 9/25/31                                                  1,625,822
     3,080,423(a)        RASC Trust, Series 2005-EMX3, Class M3, 2.946%
                         (1 Month USD LIBOR + 46 bps), 9/25/35                                                  3,083,590

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
     1,547,084(a)        RASC Trust, Series 2005-EMX4, Class M2, 3.146%
                         (1 Month USD LIBOR + 66 bps), 11/25/35                                            $    1,549,641
     1,777,636(a)        RASC Trust, Series 2005-KS1, Class M1, 3.161%
                         (1 Month USD LIBOR + 68 bps), 2/25/35                                                  1,781,156
     1,842,171(a)        RASC Trust, Series 2005-KS2, Class M1, 3.131%
                         (1 Month USD LIBOR + 65 bps), 3/25/35                                                  1,840,944
     1,579,656(a)        RASC Trust, Series 2005-KS7, Class M4, 3.356%
                         (1 Month USD LIBOR + 87 bps), 8/25/35                                                  1,582,392
     1,312,171(a)        RASC Trust, Series 2005-KS8, Class M3, 2.966%
                         (1 Month USD LIBOR + 48 bps), 8/25/35                                                  1,312,827
     1,198,344(a)        RASC Trust, Series 2005-KS10, Class M1, 2.896%
                         (1 Month USD LIBOR + 41 bps), 11/25/35                                                 1,198,595
       364,102(a)        RASC Trust, Series 2005-KS11, Class M1, 2.886%
                         (1 Month USD LIBOR + 40 bps), 12/25/35                                                   364,495
     5,700,256(a)        RASC Trust, Series 2005-KS12, Class M1, 2.926%
                         (1 Month USD LIBOR + 44 bps), 1/25/36                                                  5,705,392
    11,312,390(a)        Ready Capital Mortgage Financing LLC, Series 2018-FL2,
                         Class A, 3.336% (1 Month USD LIBOR + 85 bps),
                         6/25/35 (144A)                                                                        11,290,100
       165,019(a)        ReadyCap Commercial Mortgage Trust, Series 2017-FL1,
                         Class B, 4.136% (1 Month USD LIBOR + 165 bps),
                         5/25/34 (144A)                                                                           165,044
     6,661,162(c)        RMF Buyout Issuance Trust, Series 2018-1, Class A,
                         3.436%, 11/25/28 (144A)                                                                6,668,090
     2,000,000(c)        RMF Buyout Issuance Trust, Series 2018-1, Class M1,
                         3.912%, 11/25/28 (144A)                                                                1,999,998
     7,500,000(a)        Rosy, Series 2018-1, Class A2, 5.734% (1 Month USD
                         LIBOR + 325 bps), 12/15/25 (144A)                                                      7,500,000
           479(a)        SACO I Trust, Series 2005-5, Class 2M4, 3.615%
                         (1 Month USD LIBOR + 113 bps), 5/25/35                                                       478
        47,441(a)        Salomon Mortgage Loan Trust, Series 2001-CB4,
                         Class 1A1, 3.386% (1 Month USD LIBOR +
                         90 bps), 11/25/33                                                                         47,470
        71,850           Santander Drive Auto Receivables Trust, Series 2015-3,
                         Class C, 2.74%, 1/15/21                                                                   71,848
     1,262,539           Santander Drive Auto Receivables Trust, Series 2016-1,
                         Class C, 3.09%, 4/15/22                                                                1,263,316
     4,113,525           Santander Drive Auto Receivables Trust, Series 2016-3,
                         Class B, 1.89%, 6/15/21                                                                4,110,523
     8,000,000(a)        Santander Drive Auto Receivables Trust, Series 2019-1,
                         Class A2B, 2.754% (1 Month USD LIBOR +
                         27 bps), 1/18/22                                                                       8,000,370
     2,373,189(a)        Santander Retail Auto Lease Trust, Series 2017-A,
                         Class A2B, 2.758% (1 Month USD LIBOR + 27 bps),
                         3/20/20 (144A)                                                                         2,373,186
       100,430(a)        SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M1,
                         3.311% (1 Month USD LIBOR + 83 bps), 12/25/34                                            100,322
     4,565,549(a)        Saxon Asset Securities Trust, Series 2006-2, Class A3C,
                         2.636% (1 Month USD LIBOR + 15 bps), 9/25/36                                           4,548,378

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 41

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
     1,055,629           SCF Equipment Leasing LLC, Series 2017-1A, Class A,
                         3.77%, 1/20/23 (144A)                                                             $    1,062,732
     1,834,153           SCF Equipment Leasing LLC, Series 2017-2A, Class A,
                         3.41%, 12/20/23 (144A)                                                                 1,838,180
        32,177(a)        Securitized Asset Backed Receivables LLC Trust, Series
                         2005-OP2, Class M1, 2.916% (1 Month USD LIBOR +
                         43 bps), 10/25/35                                                                         31,864
       472,097(a)        Securitized Term Auto Receivables Trust, Series 2017-2A,
                         Class A2B, 2.686% (1 Month USD LIBOR + 20 bps),
                         1/27/20 (144A)                                                                           472,099
    10,000,000           Securitized Term Auto Receivables Trust, Series 2019-1A,
                         Class A2, 2.862%, 5/25/21 (144A)                                                      10,004,261
       989,862(a)        Security National Mortgage Loan Trust, Series 2007-1A,
                         Class 2A, 2.836% (1 Month USD LIBOR + 35 bps),
                         4/25/37 (144A)                                                                           975,136
     3,995,108(a)        SG Mortgage Securities Trust, Series 2005-OPT1, Class M1,
                         2.916% (1 Month USD LIBOR + 43 bps), 10/25/35                                          3,998,134
       292,469           Sierra Timeshare Receivables Funding LLC, Series 2015-2A,
                         Class A, 2.43%, 6/20/32 (144A)                                                           289,612
     3,012,723           Skopos Auto Receivables Trust, Series 2018-1A, Class A,
                         3.19%, 9/15/21 (144A)                                                                  3,012,768
    10,325,395(a)        SLM Private Credit Student Loan Trust, Series 2007-A,
                         Class A4A, 2.851% (3 Month USD LIBOR +
                         24 bps), 12/16/41                                                                     10,078,968
    14,000,000           SLM Student Loan Trust, Series 2006-10, Class A6,
                         2.921% (3 Month USD LIBOR + 15 bps), 3/25/44                                          13,510,031
     4,363,423           Sofi Consumer Loan Program LLC, Series 2016-1,
                         Class A, 3.26%, 8/25/25 (144A)                                                         4,375,565
     1,876,333           Sofi Consumer Loan Program LLC, Series 2016-2,
                         Class A, 3.09%, 10/27/25 (144A)                                                        1,876,255
       852,717           Sofi Consumer Loan Program LLC, Series 2016-3,
                         Class A, 3.05%, 12/26/25 (144A)                                                          852,934
     2,712,128           Sofi Consumer Loan Program LLC, Series 2016-4,
                         Class A, 3.18%, 11/25/25 (144A)                                                        2,714,857
     7,689,712           Sofi Consumer Loan Program LLC, Series 2017-1,
                         Class A, 3.28%, 1/26/26 (144A)                                                         7,715,998
       274,466           Sofi Consumer Loan Program LLC, Series 2017-3,
                         Class A, 2.77%, 5/25/26 (144A)                                                           273,565
       463,940           Sofi Consumer Loan Program LLC, Series 2017-5,
                         Class A1, 2.14%, 9/25/26 (144A)                                                          462,744
     1,195,183           Sofi Consumer Loan Program LLC, Series 2017-6,
                         Class A1, 2.2%, 11/25/26 (144A)                                                        1,191,930
     2,039,016           Sofi Consumer Loan Program Trust, Series 2018-1,
                         Class A1, 2.55%, 2/25/27 (144A)                                                        2,033,641
     1,959,145           Sofi Consumer Loan Program Trust, Series 2018-2,
                         Class A1, 2.93%, 4/26/27 (144A)                                                        1,957,285
     4,507,242           Sofi Consumer Loan Program Trust, Series 2018-3,
                         Class A1, 3.2%, 8/25/27 (144A)                                                         4,510,338

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
    12,524,346           Sofi Consumer Loan Program Trust, Series 2018-4,
                         Class A, 3.54%, 11/26/27 (144A)                                                   $   12,597,816
     9,509,003           Sofi Consumer Loan Program Trust, Series 2019-1,
                         Class A, 3.24%, 2/25/28 (144A)                                                         9,546,577
       268,882(a)        Sofi Professional Loan Program LLC, Series 2014-A,
                         Class A1, 4.086% (1 Month USD LIBOR + 160 bps),
                         6/25/25 (144A)                                                                           269,434
     3,447,232(a)        Sofi Professional Loan Program LLC, Series 2014-B,
                         Class A1, 3.736% (1 Month USD LIBOR + 125 bps),
                         8/25/32 (144A)                                                                         3,464,919
     1,139,193(a)        Sofi Professional Loan Program LLC, Series 2015-B,
                         Class A1, 3.536% (1 Month USD LIBOR + 105 bps),
                         4/25/35 (144A)                                                                         1,148,549
     1,224,419(a)        Sofi Professional Loan Program LLC, Series 2015-C,
                         Class A1, 3.536% (1 Month USD LIBOR + 105 bps),
                         8/27/35 (144A)                                                                         1,230,725
     2,026,833(a)        Sofi Professional Loan Program LLC, Series 2016-A,
                         Class A1, 4.236% (1 Month USD LIBOR + 175 bps),
                         8/25/36 (144A)                                                                         2,057,589
     1,754,945(a)        Sofi Professional Loan Program LLC, Series 2016-B,
                         Class A1, 3.686% (1 Month USD LIBOR + 120 bps),
                         6/25/33 (144A)                                                                         1,770,296
       882,806(a)        Sofi Professional Loan Program LLC, Series 2016-C,
                         Class A1, 3.586% (1 Month USD LIBOR + 110 bps),
                         10/27/36 (144A)                                                                          890,084
     1,208,906(a)        Sofi Professional Loan Program LLC, Series 2016-D,
                         Class A1, 3.436% (1 Month USD LIBOR + 95 bps),
                         1/25/39 (144A)                                                                         1,215,545
     3,625,735(a)        Sofi Professional Loan Program LLC, Series 2016-E,
                         Class A1, 3.336% (1 Month USD LIBOR + 85 bps),
                         7/25/39 (144A)                                                                         3,637,306
       860,959(a)        Sofi Professional Loan Program LLC, Series 2017-A,
                         Class A1, 3.186% (1 Month USD LIBOR + 70 bps),
                         3/26/40 (144A)                                                                           863,206
       451,715           Sofi Professional Loan Program LLC, Series 2017-B,
                         Class A1FX, 1.83%, 5/25/40 (144A)                                                        449,941
     1,013,096(a)        Sofi Professional Loan Program LLC, Series 2017-C,
                         Class A1, 3.086% (1 Month USD LIBOR + 60 bps),
                         7/25/40 (144A)                                                                         1,014,208
     3,779,079           Sofi Professional Loan Program LLC, Series 2017-D,
                         Class A1FX, 1.72%, 9/25/40 (144A)                                                      3,760,094
     2,359,179(a)        Sofi Professional Loan Program LLC, Series 2017-E,
                         Class A1, 2.986% (1 Month USD LIBOR + 50 bps),
                         11/26/40 (144A)                                                                        2,359,441
     1,139,070           Sofi Professional Loan Program LLC, Series 2017-F,
                         Class A1FX, 2.05%, 1/25/41 (144A)                                                      1,132,068
     2,897,984(a)        Sofi Professional Loan Program LLC, Series 2018-A,
                         Class A1, 2.836% (1 Month USD LIBOR + 35 bps),
                         2/25/42 (144A)                                                                         2,896,047

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 43

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
     2,329,724           Sofi Professional Loan Program LLC, Series 2018-A,
                         Class A2A, 2.39%, 2/25/42 (144A)                                                  $    2,320,354
    11,064,317           Sofi Professional Loan Program Trust, Series 2018-B,
                         Class A1FX, 2.64%, 8/25/47 (144A)                                                     11,047,946
    21,622,894           SpringCastle America Funding LLC, Series 2016-AA,
                         Class A, 3.05%, 4/25/29 (144A)                                                        21,595,045
     6,908,286           Springleaf Funding Trust, Series 2015-AA, Class A,
                         3.16%, 11/15/24 (144A)                                                                 6,908,746
    18,500,000           Springleaf Funding Trust, Series 2015-BA, Class A,
                         3.48%, 5/15/28 (144A)                                                                 18,619,856
     1,625,000           SPS Servicer Advance Receivables Trust Advance
                         Receivables Backed Notes, Series 2018-T1, Class AT1,
                         3.62%, 10/17/50 (144A)                                                                 1,635,683
       750,000           SPS Servicer Advance Receivables Trust Advance
                         Receivables Backed Notes, Series 2018-T1, Class CT1,
                         4.16%, 10/17/50 (144A)                                                                   748,820
     4,500,000(a)        Starwood Waypoint Homes Trust, Series 2017-1, Class E,
                         5.084% (1 Month USD LIBOR + 260 bps),
                         1/17/35 (144A)                                                                         4,504,720
     3,437,500(a)        Stewart Park CLO, Ltd., Series 2015-1A, Class X, 3.387%
                         (3 Month USD LIBOR + 60 bps), 1/15/30 (144A)                                           3,437,462
     2,331,206(a)        Structured Asset Investment Loan Trust, Series
                         2003-BC1, Class A1, 3.246% (1 Month USD LIBOR +
                         76 bps), 1/25/33                                                                       2,328,331
     1,767,406(a)        Structured Asset Investment Loan Trust, Series
                         2004-10, Class A4, 3.486% (1 Month USD LIBOR +
                         100 bps), 11/25/34                                                                     1,770,703
       154,565(a)        Structured Asset Investment Loan Trust, Series
                         2004-10, Class A7, 3.546% (1 Month USD LIBOR +
                         106 bps), 11/25/34                                                                       155,316
       349,732(a)        Structured Asset Investment Loan Trust, Series
                         2005-HE1, Class M1, 2.956% (1 Month USD LIBOR +
                         47 bps), 7/25/35                                                                         349,887
     4,113,919(a)        Structured Asset Investment Loan Trust, Series
                         2005-HE3, Class M1, 3.206% (1 Month USD LIBOR +
                         72 bps), 9/25/35                                                                       4,126,962
       100,000(a)        Structured Asset Securities Corp. Mortgage Loan Trust,
                         Series 2005-NC2, Class M4, 2.956% (1 Month USD
                         LIBOR + 47 bps), 5/25/35                                                                 100,246
       136,015(a)        Structured Asset Securities Corp. Mortgage Loan Trust,
                         Series 2006-EQ1A, Class A4, 2.636% (1 Month
                         USD LIBOR + 15 bps), 7/25/36 (144A)                                                      135,958
     4,583,280(a)        Structured Asset Securities Corp. Mortgage Loan Trust,
                         Series 2006-OPT1, Class A1, 2.666% (1 Month
                         USD LIBOR + 18 bps), 4/25/36                                                           4,518,715
     2,455,372(a)        Structured Asset Securities Corp. Mortgage Loan Trust,
                         Series 2007-TC1, Class A, 2.786% (1 Month USD
                         LIBOR + 30 bps), 4/25/31 (144A)                                                        2,445,278

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
       598,120(a)        Structured Asset Securities Corp. Mortgage Pass-Through
                         Ctfs, Series 2003-BC2, Class M1, 3.986% (1 Month
                         USD LIBOR + 150 bps), 2/25/33                                                     $      604,528
     1,481,939(a)        Structured Asset Securities Corp. Trust, Series 2005-AR1,
                         Class M1, 2.916% (1 Month USD LIBOR +
                         43 bps), 9/25/35                                                                       1,483,791
       997,606(a)        Structured Asset Securities Corp. Trust, Series 2005-WF1,
                         Class A3, 3.146% (1 Month USD LIBOR +
                         66 bps), 2/25/35                                                                         998,438
     1,500,000(a)        Symphony CLO XIX, Ltd., Series 2018-19A, Class X,
                         3.279% (3 Month USD LIBOR + 50 bps),
                         4/16/31 (144A)                                                                         1,499,983
       875,000           Synchrony Credit Card Master Note Trust, Series 2015-1,
                         Class A, 2.37%, 3/15/23                                                                  872,457
     2,309,265           Tax Ease Funding LLC, Series 2016-1A, Class A, 3.131%,
                         6/15/28 (144A)                                                                         2,293,912
     1,663,460           TCF Auto Receivables Owner Trust, Series 2016-PT1A,
                         Class A, 1.93%, 6/15/22 (144A)                                                         1,651,122
     2,212,204(a)        Terwin Mortgage Trust, Series 2006-1, Class 1A3, 2.866%
                         (1 Month USD LIBOR + 38 bps), 1/25/37 (144A)                                           2,217,664
     6,512,042(a)        Terwin Mortgage Trust, Series 2006-3, Class 1A2, 2.716%
                         (1 Month USD LIBOR + 23 bps), 4/25/37 (144A)                                           6,493,170
     1,000,000(a)        THL Credit Wind River CLO, Ltd., Series 2015-1A, Class X,
                         3.108% (3 Month USD LIBOR + 65 bps),
                         10/20/30 (144A)                                                                          989,941
     6,000,000           Tidewater Auto Receivables Trust, Series 2016-AA,
                         Class D, 5.86%, 11/15/21 (144A)                                                        6,039,596
     3,568,925           Tidewater Auto Receivables Trust, Series 2018-AA,
                         Class A2, 3.12%, 7/15/22 (144A)                                                        3,570,513
     5,442,631           TLF National Tax Lien Trust, Series 2017-1A, Class A,
                         3.09%, 12/15/29 (144A)                                                                 5,403,195
    18,276,200(a)        Towd Point Asset Trust, Series 2018-SL1, Class A, 3.09%
                         (1 Month USD LIBOR + 60 bps), 1/25/46 (144A)                                          18,094,140
     5,000,000(a)        Towd Point Asset Trust, Series 2018-SL1, Class B, 3.54%
                         (1 Month USD LIBOR + 105 bps), 1/25/46 (144A)                                          4,797,717
     5,246,044(c)        Towd Point Mortgage Trust, Series 2015-2, Class 1A12,
                         2.75%, 11/25/60 (144A)                                                                 5,197,819
       899,869(c)        Towd Point Mortgage Trust, Series 2015-4, Class A1,
                         3.5%, 4/25/55 (144A)                                                                     900,430
     2,467,329(c)        Towd Point Mortgage Trust, Series 2016-1, Class A1,
                         3.5%, 2/25/55 (144A)                                                                   2,472,191
     8,331,745(a)        Towd Point Mortgage Trust, Series 2017-5, Class A1,
                         3.086% (1 Month USD LIBOR + 60 bps),
                         2/25/57 (144A)                                                                         8,263,004
     3,684,174(c)        Towd Point Mortgage Trust, Series 2017-5, Class XA,
                         3.5%, 2/25/57 (144A)                                                                   3,647,619
    12,118,893(c)        Towd Point Mortgage Trust, Series 2018-SJ1, Class XA,
                         5.0%, 10/25/58 (144A)                                                                 12,024,023

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 45

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
    11,521,783(a)        Towd Point Mortgage Trust, Series 2019-HY1, Class A1,
                         3.486% (1 Month USD LIBOR + 100 bps),
                         10/25/48 (144A)                                                                   $   11,521,771
     1,739,794(a)        Toyota Auto Receivables Owner Trust, Series 2017-C,
                         Class A2B, 2.564% (1 Month USD LIBOR +
                         8 bps), 7/15/20                                                                        1,739,662
     8,000,000(a)        Trafigura Securitisation Finance Plc, Series 2017-1A,
                         Class A1, 3.334% (1 Month USD LIBOR +
                         85 bps), 12/15/20 (144A)                                                               8,000,400
     1,794,286(a)        Trafigura Securitisation Finance Plc, Series 2017-1A,
                         Class B, 4.184% (1 Month USD LIBOR +
                         170 bps), 12/15/20 (144A)                                                              1,800,942
    13,750,000(a)        Trafigura Securitisation Finance Plc, Series 2018-1A,
                         Class A1, 3.214% (1 Month USD LIBOR +
                         73 bps), 3/15/22 (144A)                                                               13,753,259
     2,500,000           Trafigura Securitisation Finance Plc, Series 2018-1A,
                         Class B, 4.29%, 3/15/22 (144A)                                                         2,537,180
     3,500,000(a)        Tralee CLO V, Ltd., Series 2018-5A, Class AX, 3.459%
                         (3 Month USD LIBOR + 70 bps), 10/20/28 (144A)                                          3,499,884
    18,500,000(a)        Trillium Credit Card Trust II, Series 2018-2A, Class A,
                         2.849% (1 Month USD LIBOR + 35 bps), 9/26/23 (144A)                                   18,490,313
    20,000,000(a)        Trillium Credit Card Trust II, Series 2019-1A, Class A,
                         2.979% (1 Month USD LIBOR + 48 bps), 1/26/24 (144A)                                   20,056,158
     1,372,936           United Auto Credit Securitization Trust, Series 2017-1,
                         Class C, 2.71%, 1/10/22 (144A)                                                         1,372,622
     7,451,041           United Auto Credit Securitization Trust, Series 2018-1,
                         Class B, 2.76%, 10/13/20 (144A)                                                        7,444,134
     3,320,000           United Auto Credit Securitization Trust, Series 2018-2,
                         Class B, 3.56%, 8/10/22 (144A)                                                         3,330,467
     1,493,210           Upstart Securitization Trust, Series 2017-2, Class A,
                         2.508%, 3/20/25 (144A)                                                                 1,492,265
     9,299,249           Upstart Securitization Trust, Series 2018-1, Class B,
                         3.887%, 8/20/25 (144A)                                                                 9,314,879
     4,217,118           Upstart Securitization Trust, Series 2018-2, Class A,
                         3.33%, 12/22/25 (144A)                                                                 4,217,371
     7,000,000           Upstart Securitization Trust, Series 2019-1, Class A,
                         3.45%, 4/20/26 (144A)                                                                  7,003,033
       236,842(a)        Venture 32 CLO, Ltd., Series 2018-32RR, Class AX,
                         3.511% (3 Month USD LIBOR + 75 bps), 7/19/31 (144A)                                      236,605
     1,500,000(a)        Venture XXI CLO, Ltd., Series 2015-21A, Class AR,
                         3.667% (3 Month USD LIBOR + 88 bps), 7/15/27 (144A)                                    1,493,895
     4,363,169           Verizon Owner Trust, Series 2016-1A, Class A, 1.42%,
                         1/20/21 (144A)                                                                         4,352,579
     4,500,000(a)        Verizon Owner Trust, Series 2017-3A, Class A1B, 2.758%
                         (1 Month USD LIBOR + 27 bps), 4/20/22 (144A)                                           4,502,227
    12,300,000(a)        Verizon Owner Trust, Series 2018-1A, Class A1B, 2.748%
                         (1 Month USD LIBOR + 26 bps), 9/20/22 (144A)                                          12,303,697

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
    10,000,000(a)        Verizon Owner Trust, Series 2019-A, Class A1B, 2.829%
                         (1 Month USD LIBOR + 33 bps), 9/20/23                                             $   10,003,075
     1,295,702           Veros Automobile Receivables Trust, Series 2017-1,
                         Class A, 2.84%, 4/17/23 (144A)                                                         1,293,629
    14,244,026           Veros Automobile Receivables Trust, Series 2018-1,
                         Class A, 3.63%, 5/15/23 (144A)                                                        14,266,970
       850,000(a)        Volvo Financial Equipment Master Owner Trust, Series
                         2017-A, Class A, 2.984% (1 Month USD LIBOR +
                         50 bps), 11/15/22 (144A)                                                                 852,032
    11,250,000(a)        Volvo Financial Equipment Master Owner Trust, Series
                         2018-A, Class A, 3.004% (1 Month USD LIBOR +
                         52 bps), 7/17/23 (144A)                                                               11,282,350
        27,524(a)        Wells Fargo Home Equity Asset-Backed Securities Trust,
                         Series 2005-3, Class M3, 3.176% (1 Month USD
                         LIBOR + 69 bps), 11/25/35                                                                 27,529
       444,122(a)        Wells Fargo Home Equity Asset-Backed Securities Trust,
                         Series 2006-2, Class A4, 2.736% (1 Month USD
                         LIBOR + 25 bps), 7/25/36                                                                 443,221
       227,592           Westgate Resorts LLC, Series 2016-1A, Class A, 3.5%,
                         12/20/28 (144A)                                                                          227,608
     4,778,221           Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%,
                         12/20/30 (144A)                                                                        4,750,232
     2,500,232           Westgate Resorts LLC, Series 2017-1A, Class B, 4.05%,
                         12/20/30 (144A)                                                                        2,497,703
     5,044,408           Westgate Resorts LLC, Series 2018-1A, Class B, 3.58%,
                         12/20/31 (144A)                                                                        5,039,467
       782,079           Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
                         12/20/31 (144A)                                                                          784,606
     5,337,995           Westlake Automobile Receivables Trust, Series 2016-1A,
                         Class D, 4.55%, 9/15/21 (144A)                                                         5,349,616
     2,770,000           Westlake Automobile Receivables Trust, Series 2016-1A,
                         Class E, 6.52%, 6/15/22 (144A)                                                         2,782,538
     6,770,000           Westlake Automobile Receivables Trust, Series 2016-2A,
                         Class E, 6.41%, 5/15/23 (144A)                                                         6,835,013
       633,444(a)        Westlake Automobile Receivables Trust, Series 2017-2A,
                         Class A2B, 2.834% (1 Month USD LIBOR + 35 bps),
                         7/15/20 (144A)                                                                           633,573
     3,571,799(a)        Westlake Automobile Receivables Trust, Series 2018-1A,
                         Class A2B, 2.734% (1 Month USD LIBOR + 25 bps),
                         12/15/20 (144A)                                                                        3,571,799
     4,510,000           Westlake Automobile Receivables Trust, Series 2018-1A,
                         Class B, 2.67%, 5/17/21 (144A)                                                         4,498,387
     7,533,697(a)        Westlake Automobile Receivables Trust, Series 2018-2A,
                         Class A2B, 2.814% (1 Month USD LIBOR + 33 bps),
                         9/15/21 (144A)                                                                         7,535,737
    16,000,000(a)        Westlake Automobile Receivables Trust, Series 2019-1A,
                         Class A2B, 2.884% (1 Month USD LIBOR + 40 bps),
                         5/16/22 (144A)                                                                        16,012,762

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 47

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Asset Backed Securities -- (continued)
       300,000           Westlake Automobile Receivables Trust, Series 2019-1A,
                         Class B, 3.26%, 10/17/22 (144A)                                                   $      300,992
     1,107,244           Wheels SPV 2 LLC, Series 2017-1A, Class A2, 1.88%,
                         4/20/26 (144A)                                                                         1,100,932
     1,569,817           Wheels SPV 2 LLC, Series 2018-1A, Class A1, 2.55%,
                         7/20/19 (144A)                                                                         1,569,839
        12,577(a)        Wilshire Mortgage Loan Trust, Series 1997-2, Class A6,
                         2.766% (1 Month USD LIBOR + 28 bps), 5/25/28                                              12,461
     3,649,018(a)        World Omni Auto Receivables Trust, Series 2017-B,
                         Class A2B, 2.584% (1 Month USD LIBOR +
                         10 bps), 2/16/21                                                                       3,648,591
     3,732,992           World Omni Auto Receivables Trust, Series 2018-A,
                         Class A2, 2.19%, 5/17/21                                                               3,727,410
     5,371,389           World Omni Select Auto Trust, Series 2018-1A, Class A1,
                         2.782%, 11/15/19 (144A)                                                                5,371,725
     3,750,000           World Omni Select Auto Trust, Series 2018-1A, Class A2,
                         3.24%, 4/15/22 (144A)                                                                  3,760,717
-------------------------------------------------------------------------------------------------------------------------
                         TOTAL ASSET BACKED SECURITIES
                         (Cost $2,344,451,672)                                                             $2,343,533,990
-------------------------------------------------------------------------------------------------------------------------
                         COLLATERALIZED MORTGAGE OBLIGATIONS --
                         24.5% of Net Assets
    11,500,000(a)        280 Park Avenue Mortgage Trust, Series 2017-280P,
                         Class C, 3.734% (1 Month USD LIBOR + 125 bps),
                         9/15/34 (144A)                                                                    $   11,485,510
     4,463,527(a)        A10 Term Asset Financing LLC, Series 2017-1A,
                         Class A1FL, 3.334% (1 Month USD LIBOR + 85 bps),
                         3/15/36 (144A)                                                                         4,463,665
       783,621(c)        Agate Bay Mortgage Trust, Series 2014-3, Class A4,
                         3.0%, 11/25/44 (144A)                                                                    779,696
       449,913(a)        Alternative Loan Trust, Series 2004-6CB, Class A,
                         3.066% (1 Month USD LIBOR + 58 bps), 5/25/34                                             449,148
     4,430,000(a)        Arbor Realty Commercial Real Estate Notes, Ltd.,
                         Series 2016-FL1A, Class A, 4.184% (1 Month USD
                         LIBOR + 170 bps), 9/15/26 (144A)                                                       4,428,128
     9,890,000(a)        Arbor Realty Commercial Real Estate Notes, Ltd.,
                         Series 2017-FL1, Class A, 3.784% (1 Month USD
                         LIBOR + 130 bps), 4/15/27 (144A)                                                       9,902,451
     8,526,315(a)        AREIT Trust, Series 2018-CRE1, Class A, 3.334%
                         (1 Month USD LIBOR + 85 bps), 2/14/35 (144A)                                           8,494,315
     8,213,000(a)        BAMLL Commercial Mortgage Securities Trust, Series
                         2014-FL1, Class B, 4.433% (1 Month USD LIBOR +
                         220 bps), 12/15/31 (144A)                                                              8,210,078
        14,007(a)        Banc of America Funding Trust, Series 2005-A, Class 5A2,
                         2.798% (1 Month USD LIBOR + 31 bps), 2/20/35                                              14,073
       103,808(c)        Banc of America Mortgage Trust, Series 2004-I,
                         Class 1A1, 4.745%, 10/25/34                                                              103,907

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
       450,531(a)        Bancorp Commercial Mortgage Trust, Series 2016-CRE1,
                         Class B, 5.239% (1 Month USD LIBOR + 275 bps),
                         11/15/33 (144A)                                                                   $      450,474
     3,018,348(a)        Bancorp Commercial Mortgage Trust, Series 2017-CRE2,
                         Class A, 3.334% (1 Month USD LIBOR + 85 bps),
                         8/15/32 (144A)                                                                         3,012,363
     4,503,546(a)        Bancorp Commercial Mortgage Trust, Series 2018-CRE4,
                         Class A, 3.384% (1 Month USD LIBOR + 90 bps),
                         9/15/35 (144A)                                                                         4,491,855
    13,408,384(a)        BDS, Series 2018-FL2, Class A, 3.434% (1 Month USD
                         LIBOR + 95 bps), 8/15/35 (144A)                                                       13,383,062
     1,173,367(a)        Bear Stearns ALT-A Trust, Series 2004-4, Class A1,
                         3.086% (1 Month USD LIBOR + 60 bps), 6/25/34                                           1,168,788
        68,096(a)        Bear Stearns ALT-A Trust, Series 2004-11, Class 1A2,
                         3.326% (1 Month USD LIBOR + 84 bps), 11/25/34                                             68,016
     2,761,771(a)        Bear Stearns ALT-A Trust, Series 2004-12, Class 1A1,
                         3.186% (1 Month USD LIBOR + 70 bps), 1/25/35                                           2,765,338
     1,056,933(a)        Bear Stearns ALT-A Trust, Series 2004-12, Class 1A2,
                         3.326% (1 Month USD LIBOR + 84 bps), 1/25/35                                           1,053,019
     1,514,248(a)        Bear Stearns ALT-A Trust, Series 2004-12, Class 1A3,
                         3.186% (1 Month USD LIBOR + 70 bps), 1/25/35                                           1,511,515
       746,949(a)        Bear Stearns ALT-A Trust, Series 2004-12, Class 1A4,
                         3.326% (1 Month USD LIBOR + 84 bps), 1/25/35                                             745,377
       188,441(a)        Bear Stearns ALT-A Trust, Series 2004-13, Class A1,
                         3.226% (1 Month USD LIBOR + 74 bps), 11/25/34                                            187,698
        64,072(a)        Bear Stearns ALT-A Trust, Series 2005-2, Class 1A1,
                         2.986% (1 Month USD LIBOR + 50 bps), 3/25/35                                              64,096
     7,188,227(a)        Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1,
                         3.026% (1 Month USD LIBOR + 54 bps), 8/25/35                                           7,172,381
       132,313(c)        Bear Stearns Mortgage Securities, Inc., Series 1997-6,
                         Class 3B1, 4.388%, 6/25/30                                                               134,611
     5,658,295(a)        Bellemeade Re, Ltd., Series 2017-1, Class M1, 4.186%
                         (1 Month USD LIBOR + 170 bps), 10/25/27 (144A)                                         5,709,257
    17,500,000(a)        Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 4.086%
                         (1 Month USD LIBOR + 160 bps), 4/25/28 (144A)                                         17,570,919
    15,485,636(a)        Bellemeade Re, Ltd., Series 2018-2A, Class M1A, 3.436%
                         (1 Month USD LIBOR + 95 bps), 8/25/28 (144A)                                          15,493,598
    13,100,000(a)        Bellemeade Re, Ltd., Series 2018-3A, Class M1A, 3.686%
                         (1 Month USD LIBOR + 120 bps), 10/25/27 (144A)                                        13,091,882
     5,140,000(a)        Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 4.234%
                         (1 Month USD LIBOR + 175 bps), 3/25/29 (144A)                                          5,140,000
     7,750,000(a)        BTH-13 Mortgage Backed Securities Trust, Series
                         2018-13, Class A, 4.989% (1 Month USD LIBOR +
                         250 bps), 8/18/21 (144A)                                                               7,754,582
     5,700,000(a)        BTH-16 Mortgage-Backed Securities Trust, Series
                         2018-16, Class A, 4.989% (1 Month USD LIBOR +
                         250 bps), 8/4/21 (144A)                                                                5,707,125

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 49

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
     5,700,000(a)        BTH-20 Mortgage-Backed Securities Trust, Series
                         2018-20, Class A, 4.989% (1 Month USD LIBOR +
                         250 bps), 9/24/20 (144A)                                                          $    5,702,998
     7,625,000(a)        BTH-21 Mortgage-Backed Securities Trust, Series
                         2018-21, Class A, 4.981% (1 Month USD LIBOR +
                         250 bps), 10/7/21 (144A)                                                               7,631,091
    16,700,000(a)        BTH-24 Mortgage-Backed Securities Trust, Series
                         2018-24, Class A, 4.889% (1 Month USD LIBOR +
                         240 bps), 12/5/20 (144A)                                                              16,700,000
    14,500,000(a)        BTH-25 Mortgage-Backed Securities Trust, Series
                         2019-25, Class A, 4.982% (1 Month USD LIBOR +
                         250 bps), 2/14/20 (144A)                                                              14,499,977
     8,913,673(a)        BX Commercial Mortgage Trust, Series 2018-IND,
                         Class A, 3.234% (1 Month USD LIBOR + 75 bps),
                         11/15/35 (144A)                                                                        8,891,347
     5,969,707(a)        BX Commercial Mortgage Trust, Series 2018-IND,
                         Class D, 3.784% (1 Month USD LIBOR + 130 bps),
                         11/15/35 (144A)                                                                        5,973,443
     9,350,000(a)        BX Trust, Series 2017-APPL, Class B, 3.634% (1 Month
                         USD LIBOR + 115 bps), 7/15/34 (144A)                                                   9,311,845
    11,800,000(a)        BX Trust, Series 2017-IMC, Class B, 3.884% (1 Month
                         USD LIBOR + 140 bps), 10/15/32 (144A)                                                 11,744,020
     6,715,000(a)        BX Trust, Series 2017-SLCT, Class B, 3.684% (1 Month
                         USD LIBOR + 120 bps), 7/15/34 (144A)                                                   6,704,415
     9,570,000(a)        BXMT, Ltd., Series 2017-FL1, Class A, 3.354% (1 Month
                         USD LIBOR + 87 bps), 6/15/35 (144A)                                                    9,567,075
     8,000,000(a)        BXP Trust, Series 2017-CQHP, Class B, 3.584% (1 Month
                         USD LIBOR + 110 bps), 11/15/34 (144A)                                                  7,917,439
       578,750(a)        Canyon Capital CLO, Ltd., Series 2014-2A, Class X, 3.737%
                         (3 Month USD LIBOR + 95 bps), 4/15/29 (144A)                                             578,992
       412,500(a)        Canyon Capital CLO, Ltd., Series 2015-1A, Class X, 3.737%
                         (3 Month USD LIBOR + 95 bps), 4/15/29 (144A)                                             412,672
       722,572(a)        CG-CCRE Commercial Mortgage Trust, Series 2014-FL2,
                         Class A, 4.338% (1 Month USD LIBOR + 185 bps),
                         11/15/31 (144A)                                                                          722,624
    10,300,000(a)        CGDBB Commercial Mortgage Trust, Series 2017-BIOC,
                         Class B, 3.454% (1 Month USD LIBOR + 97 bps),
                         7/15/32 (144A)                                                                        10,274,151
     5,700,000(a)        CGMS Commercial Mortgage Trust, Series 2017-MDRC,
                         Class C, 3.784% (1 Month USD LIBOR + 130 bps),
                         7/15/30 (144A)                                                                         5,680,304
        90,109(a)        CHL Mortgage Pass-Through Trust, Series 2003-15,
                         Class 1A1, 2.986% (1 Month USD LIBOR + 50 bps),
                         6/25/18                                                                                   67,131
     1,786,458(a)        CIFC Funding, Ltd., Series 2013-1A, Class X, 3.629%
                         (3 Month USD LIBOR + 85 bps), 7/16/30 (144A)                                           1,787,250
         1,066           Citicorp Mortgage Securities REMIC Pass-Through
                         Certificates Trust, Series 2005-4, Class 2A1,
                         5.0%, 7/25/20                                                                              1,096

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
     2,300,000(a)        Citigroup Commercial Mortgage Trust, Series 2015-SHP2,
                         Class D, 5.784% (1 Month USD LIBOR + 330 bps),
                         7/15/27 (144A)                                                                    $    2,303,225
     8,750,000(a)        Citigroup Commercial Mortgage Trust, Series 2019-SST2,
                         Class B, 3.584% (1 Month USD LIBOR + 110 bps),
                         12/15/36 (144A)                                                                        8,750,706
     5,350,000(a)        Citigroup Commercial Mortgage Trust, Series 2019-SST2,
                         Class C, 3.784% (1 Month USD LIBOR + 130 bps),
                         12/15/36 (144A)                                                                        5,350,379
     2,737,249(a)        Citigroup Mortgage Loan Trust, Series 2014-5, Class 1A2,
                         2.87% (1 Month USD LIBOR + 19 bps), 2/25/46 (144A)                                     2,728,837
     6,700,000(a)        CLNS Trust, Series 2017-IKPR, Class C, 3.593% (1 Month
                         USD LIBOR + 110 bps), 6/11/32 (144A)                                                   6,678,900
     7,668,000(a)        Cold Storage Trust, Series 2017-ICE3, Class C, 3.834%
                         (1 Month USD LIBOR + 135 bps), 4/15/36 (144A)                                          7,667,778
     1,500,000(a)        Cold Storage Trust, Series 2017-ICE3, Class D, 4.584%
                         (1 Month USD LIBOR + 210 bps), 4/15/36 (144A)                                          1,498,388
     8,510,131(a)        Colony Starwood Homes Trust, Series 2016-2A, Class B,
                         4.234% (1 Month USD LIBOR + 175 bps),
                         12/17/33 (144A)                                                                        8,510,105
     3,638,936           COMM Mortgage Trust, Series 2014-CR15, Class A2,
                         2.928%, 2/10/47                                                                        3,634,375
     2,542,752           COMM Mortgage Trust, Series 2014-CR16, Class A2,
                         3.042%, 4/10/47                                                                        2,541,144
       403,599(a)        COMM Mortgage Trust, Series 2014-FL5, Class B, 3.875%
                         (1 Month USD LIBOR + 215 bps), 10/15/31 (144A)                                           403,094
     7,340,000(a)        COMM Mortgage Trust, Series 2014-TWC, Class B, 4.099%
                         (1 Month USD LIBOR + 160 bps), 2/13/32 (144A)                                          7,339,999
     7,000,000(c)        COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                         3.685%, 5/10/48 (144A)                                                                 6,977,666
    12,878,859(a)        Connecticut Avenue Securities Trust, Series 2018-R07,
                         Class 1M1, 3.236% (1 Month USD LIBOR + 75 bps),
                         4/25/31 (144A)                                                                        12,874,387
     9,898,624(a)        Connecticut Avenue Securities Trust, Series 2019-R01,
                         Class 2M1, 3.336% (1 Month USD LIBOR + 85 bps),
                         7/25/31 (144A)                                                                         9,901,846
    10,500,000(a)        Connecticut Avenue Securities Trust, Series 2019-R02,
                         Class 1M1, 3.336% (1 Month USD LIBOR + 85 bps),
                         8/25/31 (144A)                                                                        10,507,325
     6,750,000(a)        Credit Suisse Commercial Mortgage Securities Corp.,
                         Series 2019-SKLZ, Class B, 4.384% (1 Month USD
                         LIBOR + 190 bps), 1/15/34 (144A)                                                       6,776,755
        91,756(a)        CSFB Mortgage-Backed Pass-Through Certificates, Series
                         2004-AR5, Class 11A2, 3.226% (1 Month USD
                         LIBOR + 74 bps), 6/25/34                                                                  90,545
     1,790,787(c)        CSMC Trust, Series 2014-OAK1, Class 2A4, 3.0%,
                         11/25/44 (144A)                                                                        1,783,402
       822,448(c)        CSMC Trust, Series 2014-SAF1, Class A12, 4.0%,
                         3/25/44 (144A)                                                                           822,860

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 51

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
       288,809(c)        CSMC Trust, Series 2014-WIN1, Class 2A5, 3.0%,
                         9/25/44 (144A)                                                                    $      289,459
     2,403,098(c)        CSMC Trust, Series 2015-3, Class A3, 3.5%,
                         3/25/45 (144A)                                                                         2,412,109
    10,380,000(a)        CSMC Trust, Series 2017-HD, Class B, 3.834% (1 Month
                         USD LIBOR + 135 bps), 2/15/31 (144A)                                                  10,366,580
     9,250,000(a)        DBCG Mortgage Trust, Series 2017-BBG, Class A, 3.184%
                         (1 Month USD LIBOR + 70 bps), 6/15/34 (144A)                                           9,209,469
     1,686,666(a)        Deer Creek CLO, Ltd., Series 2017-1A, Class X, 3.761%
                         (3 Month USD LIBOR + 100 bps), 10/20/30 (144A)                                         1,686,468
    10,030,000(a)        Eagle Re, Ltd., Series 2018-1, Class M1, 4.186%
                         (1 Month USD LIBOR + 170 bps), 11/25/28 (144A)                                        10,066,803
       583,301(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2014-C01, Class M1, 4.086% (1 Month USD LIBOR +
                         160 bps), 1/25/24                                                                        584,371
       339,409(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2014-C02, Class 1M1, 3.436% (1 Month USD LIBOR +
                         95 bps), 5/25/24                                                                         339,474
    14,418,835(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2014-C02, Class 1M2, 5.086% (1 Month USD LIBOR +
                         260 bps), 5/25/24                                                                     15,116,382
     3,995,197(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2014-C04, Class 1M2, 7.386% (1 Month USD LIBOR +
                         490 bps), 11/25/24                                                                     4,484,263
    10,668,123(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2016-C01, Class 1M2, 9.236% (1 Month USD LIBOR +
                         675 bps), 8/25/28                                                                     12,369,158
       257,478(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2016-C05, Class 2M1, 3.836% (1 Month USD LIBOR +
                         135 bps), 1/25/29                                                                        257,706
       739,581(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2016-C07, Class 2M1, 3.786% (1 Month USD LIBOR +
                         130 bps), 5/25/29                                                                        740,154
     1,831,540(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2017-C01, Class 1M1, 3.786% (1 Month USD LIBOR +
                         130 bps), 7/25/29                                                                      1,838,724
     1,904,685(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2017-C02, Class 2M1, 3.636% (1 Month USD LIBOR +
                         115 bps), 9/25/29                                                                      1,910,150
     7,962,088(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2017-C03, Class 1M1, 3.436% (1 Month USD LIBOR +
                         95 bps), 10/25/29                                                                      7,976,061
     2,771,762(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2017-C04, Class 2M1, 3.336% (1 Month USD LIBOR +
                         85 bps), 11/25/29                                                                      2,774,967
     3,032,148(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2017-C05, Class 1M1, 3.036% (1 Month USD LIBOR +
                         55 bps), 1/25/30                                                                       3,030,289

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
    10,526,604(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2017-C05, Class 1M2B, 4.686% (1 Month USD LIBOR +
                         220 bps), 1/25/30                                                                 $   10,655,230
       754,680(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2017-C06, Class 1M1, 3.236% (1 Month USD LIBOR +
                         75 bps), 2/25/30                                                                         754,774
     9,873,392(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2017-C07, Class 1M2A, 4.886% (1 Month USD LIBOR +
                         240 bps), 5/25/30                                                                     10,074,095
     3,636,659(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2018-C01, Class 1M1, 3.086% (1 Month USD LIBOR +
                         60 bps), 7/25/30                                                                       3,628,352
     9,238,856(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2018-C02, Class 2M1, 3.136% (1 Month USD LIBOR +
                         65 bps), 8/25/30                                                                       9,234,901
     3,871,678(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2018-C03, Class 1M1, 3.166% (1 Month USD LIBOR +
                         68 bps), 10/25/30                                                                      3,870,027
    12,377,614(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2018-C04, Class 2M1, 3.236% (1 Month USD LIBOR +
                         75 bps), 12/25/30                                                                     12,376,160
     7,259,381(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2018-C05, Class 1M1, 3.206% (1 Month USD LIBOR +
                         72 bps), 1/25/31                                                                       7,257,562
    10,263,728(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2018-C06, Class 1M1, 3.036% (1 Month USD LIBOR +
                         55 bps), 3/25/31                                                                      10,251,091
     5,175,412(a)        Fannie Mae Connecticut Avenue Securities, Series
                         2018-C06, Class 2M1, 3.036% (1 Month USD LIBOR +
                         55 bps), 3/25/31                                                                       5,168,025
       459,509(a)        Federal Home Loan Mortgage Corp. REMICS,
                         Series 1695, Class EG, 3.534% (1 Month USD LIBOR +
                         105 bps), 3/15/24                                                                        467,906
       206,575(a)        Federal Home Loan Mortgage Corp. REMICS, Series
                         2106, Class F, 2.934% (1 Month USD LIBOR +
                         45 bps), 12/15/28                                                                        207,447
       117,980(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2122,
                         Class FD, 2.834% (1 Month USD LIBOR +
                         35 bps), 2/15/29                                                                         117,885
        44,977(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2156,
                         Class FQ, 2.834% (1 Month USD LIBOR +
                         35 bps), 5/15/29                                                                          45,249
       235,546(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2186,
                         Class FY, 3.084% (1 Month USD LIBOR +
                         60 bps), 4/15/28                                                                         237,385
        42,143(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2368,
                         Class AF, 3.434% (1 Month USD LIBOR +
                         95 bps), 10/15/31                                                                         43,148

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 53

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
        49,341(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2377,
                         Class FE, 3.084% (1 Month USD LIBOR +
                         60 bps), 11/15/31                                                                 $       49,888
     1,687,553(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2396,
                         Class FE, 3.084% (1 Month USD LIBOR +
                         60 bps), 12/15/31                                                                      1,706,115
       138,529(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2411,
                         Class FR, 3.084% (1 Month USD LIBOR +
                         60 bps), 6/15/31                                                                         136,462
        83,675(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2432,
                         Class FH, 3.184% (1 Month USD LIBOR +
                         70 bps), 3/15/32                                                                          84,976
       290,181(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2439,
                         Class F, 3.484% (1 Month USD LIBOR +
                         100 bps), 3/15/32                                                                        298,031
       395,672(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2470,
                         Class AF, 3.484% (1 Month USD LIBOR +
                         100 bps), 3/15/32                                                                        406,355
       245,170(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2471,
                         Class FD, 3.484% (1 Month USD LIBOR +
                         100 bps), 3/15/32                                                                        251,803
        57,734(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2498,
                         Class FQ, 3.084% (1 Month USD LIBOR +
                         60 bps), 9/15/32                                                                          58,383
        56,001(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2543,
                         Class EF, 2.834% (1 Month USD LIBOR +
                         35 bps), 12/15/32                                                                         56,061
       478,477(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2551,
                         Class FD, 2.884% (1 Month USD LIBOR +
                         40 bps), 1/15/33                                                                         480,037
       261,804(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2567,
                         Class FJ, 2.884% (1 Month USD LIBOR +
                         40 bps), 2/15/33                                                                         262,645
       140,140(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2577,
                         Class FA, 3.034% (1 Month USD LIBOR +
                         55 bps), 2/15/33                                                                         141,339
        11,465(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2585,
                         Class FD, 2.984% (1 Month USD LIBOR +
                         50 bps), 12/15/32                                                                         11,547
       165,633(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2614,
                         Class FV, 3.989% (1 Month USD LIBOR +
                         150 bps), 5/15/33                                                                        170,531
       226,934(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2631,
                         Class FC, 2.884% (1 Month USD LIBOR +
                         40 bps), 6/15/33                                                                         227,596
         1,959(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2647,
                         Class XF, 2.734% (1 Month USD LIBOR +
                         25 bps), 7/15/21                                                                           1,959
       127,191(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2711,
                         Class FA, 3.484% (1 Month USD LIBOR +
                         100 bps), 11/15/33                                                                       130,849

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
           721           Federal Home Loan Mortgage Corp. REMICS, Series 2773,
                         Class EG, 4.5%, 4/15/19                                                           $          720
       285,597(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2916,
                         Class NF, 2.734% (1 Month USD LIBOR +
                         25 bps), 1/15/35                                                                         284,963
       428,311(a)        Federal Home Loan Mortgage Corp. REMICS, Series 2976,
                         Class LF, 2.824% (1 Month USD LIBOR +
                         34 bps), 5/15/35                                                                         427,740
       254,750(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3012,
                         Class FE, 2.734% (1 Month USD LIBOR +
                         25 bps), 8/15/35                                                                         254,481
       161,698(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3042,
                         Class PF, 2.734% (1 Month USD LIBOR +
                         25 bps), 8/15/35                                                                         161,365
        81,688(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3067,
                         Class FA, 2.834% (1 Month USD LIBOR +
                         35 bps), 11/15/35                                                                         81,614
       101,458(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3102,
                         Class FG, 2.784% (1 Month USD LIBOR +
                         30 bps), 1/15/36                                                                         101,402
       124,039(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3117,
                         Class EF, 2.834% (1 Month USD LIBOR +
                         35 bps), 2/15/36                                                                         124,036
       378,742(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3117,
                         Class FE, 2.784% (1 Month USD LIBOR +
                         30 bps), 2/15/36                                                                         376,617
       311,587(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3122,
                         Class FP, 2.784% (1 Month USD LIBOR +
                         30 bps), 3/15/36                                                                         311,412
     3,934,104(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3147,
                         Class FD, 2.834% (1 Month USD LIBOR +
                         35 bps), 4/15/36                                                                       3,935,607
       195,972(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3147,
                         Class PF, 2.784% (1 Month USD LIBOR +
                         30 bps), 4/15/36                                                                         195,865
     1,702,538(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3173,
                         Class F, 3.184% (1 Month USD LIBOR +
                         70 bps), 8/15/35                                                                       1,729,743
       433,589(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3173,
                         Class FC, 2.904% (1 Month USD LIBOR +
                         42 bps), 6/15/36                                                                         434,970
       753,523(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3175,
                         Class FE, 2.794% (1 Month USD LIBOR +
                         31 bps), 6/15/36                                                                         759,532
       465,677(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3181,
                         Class HF, 2.984% (1 Month USD LIBOR +
                         50 bps), 7/15/36                                                                         468,154
        19,400(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3191,
                         Class FE, 2.884% (1 Month USD LIBOR +
                         40 bps), 7/15/36                                                                          19,440

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 55

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
       172,818(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3221,
                         Class FW, 2.904% (1 Month USD LIBOR +
                         42 bps), 9/15/36                                                                  $      173,184
        92,949(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3222,
                         Class FN, 2.884% (1 Month USD LIBOR +
                         40 bps), 9/15/36                                                                          93,067
       344,977(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3239,
                         Class EF, 2.834% (1 Month USD LIBOR +
                         35 bps), 11/15/36                                                                        344,699
       183,841(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3239,
                         Class FB, 2.834% (1 Month USD LIBOR +
                         35 bps), 11/15/36                                                                        183,692
        52,047(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3244,
                         Class TF, 2.684% (1 Month USD LIBOR +
                         20 bps), 7/15/36                                                                          52,047
       288,951(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3247,
                         Class FA, 2.734% (1 Month USD LIBOR +
                         25 bps), 8/15/36                                                                         287,148
       996,298(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3266,
                         Class F, 2.784% (1 Month USD LIBOR +
                         30 bps), 1/15/37                                                                         993,314
       243,992(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3307,
                         Class FT, 2.724% (1 Month USD LIBOR +
                         24 bps), 7/15/34                                                                         241,940
        51,118(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3315,
                         Class F, 2.824% (1 Month USD LIBOR +
                         34 bps), 5/15/37                                                                          50,865
       530,744(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3373,
                         Class FB, 3.064% (1 Month USD LIBOR +
                         58 bps), 10/15/37                                                                        535,337
       108,242(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3376,
                         Class FM, 3.104% (1 Month USD LIBOR +
                         62 bps), 10/15/37                                                                        109,022
       160,265           Federal Home Loan Mortgage Corp. REMICS, Series 3455,
                         Class BD, 4.5%, 6/15/23                                                                  160,657
        31,456(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3560,
                         Class FA, 3.734% (1 Month USD LIBOR +
                         125 bps), 5/15/37                                                                         32,587
       315,930(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3610,
                         Class FA, 3.184% (1 Month USD LIBOR +
                         70 bps), 12/15/39                                                                        320,534
       242,072           Federal Home Loan Mortgage Corp. REMICS, Series 3706,
                         Class C, 2.0%, 8/15/20                                                                   240,254
       190,652(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3708,
                         Class PF, 2.834% (1 Month USD LIBOR +
                         35 bps), 7/15/40                                                                         190,722
       159,955           Federal Home Loan Mortgage Corp. REMICS, Series 3760,
                         Class KH, 2.0%, 11/15/20                                                                 158,861

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
       137,789(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3767,
                         Class JF, 2.784% (1 Month USD LIBOR +
                         30 bps), 2/15/39                                                                  $      137,946
        51,785           Federal Home Loan Mortgage Corp. REMICS, Series 3777,
                         Class DA, 3.5%, 10/15/24                                                                  51,759
     1,309,049           Federal Home Loan Mortgage Corp. REMICS, Series 3778,
                         Class D, 3.5%, 3/15/25                                                                 1,313,486
        19,241(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3780,
                         Class FE, 2.884% (1 Month USD LIBOR +
                         40 bps), 12/15/20                                                                         19,286
       160,130(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3784,
                         Class F, 2.884% (1 Month USD LIBOR +
                         40 bps), 7/15/23                                                                         160,036
        41,542(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3792,
                         Class DF, 2.884% (1 Month USD LIBOR +
                         40 bps), 11/15/40                                                                         41,523
       119,649           Federal Home Loan Mortgage Corp. REMICS, Series 3858,
                         Class CA, 3.0%, 10/15/25                                                                 119,539
        39,058(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3867,
                         Class FD, 2.834% (1 Month USD LIBOR +
                         35 bps), 5/15/41                                                                          39,022
       789,799(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3867,
                         Class PF, 2.884% (1 Month USD LIBOR +
                         40 bps), 3/15/41                                                                         791,733
        81,638           Federal Home Loan Mortgage Corp. REMICS, Series 3873,
                         Class AG, 3.0%, 5/15/29                                                                   81,589
       143,994(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3914,
                         Class LF, 2.684% (1 Month USD LIBOR +
                         20 bps), 8/15/26                                                                         144,185
       221,534(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3960,
                         Class FB, 2.784% (1 Month USD LIBOR +
                         30 bps), 2/15/30                                                                         221,731
       299,454(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3970,
                         Class GF, 2.784% (1 Month USD LIBOR +
                         30 bps), 9/15/26                                                                         300,325
       597,203(a)        Federal Home Loan Mortgage Corp. REMICS, Series 3982,
                         Class FL, 3.034% (1 Month USD LIBOR +
                         55 bps), 12/15/39                                                                        601,019
       230,578(a)        Federal Home Loan Mortgage Corp. REMICS, Series 4056,
                         Class QF, 2.834% (1 Month USD LIBOR +
                         35 bps), 12/15/41                                                                        230,751
       184,441(a)        Federal Home Loan Mortgage Corp. Strips, Series 237,
                         Class F14, 2.884% (1 Month USD LIBOR +
                         40 bps), 5/15/36                                                                         184,849
       159,819(a)        Federal Home Loan Mortgage Corp. Strips, Series 239,
                         Class F29, 2.734% (1 Month USD LIBOR +
                         25 bps), 8/15/36                                                                         159,573

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 57

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
       690,905(a)        Federal Home Loan Mortgage Corp. Strips, Series 239,
                         Class F30, 2.784% (1 Month USD LIBOR +
                         30 bps), 8/15/36                                                                  $      686,252
       206,654(a)        Federal Home Loan Mortgage Corp. Strips, Series 244,
                         Class F22, 2.834% (1 Month USD LIBOR +
                         35 bps), 12/15/36                                                                        207,201
     7,234,824(a)        Federal National Mortgage Association ACES, Series
                         2018-M3, Class FA, 2.761% (1 Month USD LIBOR +
                         28 bps), 2/25/25                                                                       7,180,795
        22,487(a)        Federal National Mortgage Association REMICS, Series
                         1991-124, Class FA, 3.386% (1 Month USD LIBOR +
                         90 bps), 9/25/21                                                                          22,650
        37,943(a)        Federal National Mortgage Association REMICS, Series
                         1993-230, Class FA, 3.086% (1 Month USD LIBOR +
                         60 bps), 12/25/23                                                                         38,214
       104,813(a)        Federal National Mortgage Association REMICS, Series
                         1993-247, Class FA, 2.525% (11th District Cost
                         of Funds Index + 140 bps), 12/25/23                                                      102,467
       104,813(a)        Federal National Mortgage Association REMICS, Series
                         1993-247, Class FE, 3.486% (1 Month USD LIBOR +
                         100 bps), 12/25/23                                                                       105,790
       190,917(a)        Federal National Mortgage Association REMICS, Series
                         1994-40, Class FC, 2.986% (1 Month USD LIBOR +
                         50 bps), 3/25/24                                                                         192,723
        24,273(a)        Federal National Mortgage Association REMICS, Series
                         1997-46, Class FA, 2.982% (1 Month USD LIBOR +
                         50 bps), 7/18/27                                                                          24,541
        88,394(a)        Federal National Mortgage Association REMICS, Series
                         1998-21, Class F, 2.94% (1 Year T1Y +
                         35 bps), 3/25/28                                                                          88,686
        12,836(a)        Federal National Mortgage Association REMICS, Series
                         1999-49, Class FB, 2.986% (1 Month USD LIBOR +
                         50 bps), 3/25/23                                                                          12,869
        45,091(a)        Federal National Mortgage Association REMICS, Series
                         2000-47, Class FD, 3.036% (1 Month USD LIBOR +
                         55 bps), 12/25/30                                                                         45,485
       184,465(a)        Federal National Mortgage Association REMICS, Series
                         2001-35, Class F, 3.086% (1 Month USD LIBOR +
                         60 bps), 7/25/31                                                                         186,455
        79,291(a)        Federal National Mortgage Association REMICS, Series
                         2001-37, Class F, 2.986% (1 Month USD LIBOR +
                         50 bps), 8/25/31                                                                          79,769
       381,198(a)        Federal National Mortgage Association REMICS, Series
                         2001-50, Class FQ, 3.086% (1 Month USD LIBOR +
                         60 bps), 11/25/31                                                                        385,312
       167,727(a)        Federal National Mortgage Association REMICS, Series
                         2001-65, Class F, 3.086% (1 Month USD LIBOR +
                         60 bps), 11/25/31                                                                        169,537

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
       126,113(a)        Federal National Mortgage Association REMICS, Series
                         2001-69, Class FA, 3.086% (1 Month USD LIBOR +
                         60 bps), 7/25/31                                                                  $      127,461
       342,429(a)        Federal National Mortgage Association REMICS, Series
                         2001-72, Class FB, 3.386% (1 Month USD LIBOR +
                         90 bps), 12/25/31                                                                        350,062
        95,011(a)        Federal National Mortgage Association REMICS, Series
                         2001-81, Class FL, 3.132% (1 Month USD LIBOR +
                         65 bps), 1/18/32                                                                          96,045
       155,832(a)        Federal National Mortgage Association REMICS, Series
                         2002-1, Class FC, 3.186% (1 Month USD LIBOR +
                         70 bps), 1/25/32                                                                         158,188
       490,659(a)        Federal National Mortgage Association REMICS, Series
                         2002-13, Class FD, 3.386% (1 Month USD LIBOR +
                         90 bps), 3/25/32                                                                         499,452
     1,307,231(a)        Federal National Mortgage Association REMICS, Series
                         2002-23, Class FA, 3.386% (1 Month USD LIBOR +
                         90 bps), 4/25/32                                                                       1,337,696
       170,560(a)        Federal National Mortgage Association REMICS, Series
                         2002-34, Class FA, 2.982% (1 Month USD LIBOR +
                         50 bps), 5/18/32                                                                         170,555
        79,850(a)        Federal National Mortgage Association REMICS, Series
                         2002-56, Class FN, 3.486% (1 Month USD LIBOR +
                         100 bps), 7/25/32                                                                         82,026
        34,432(a)        Federal National Mortgage Association REMICS, Series
                         2002-58, Class FD, 3.086% (1 Month USD LIBOR +
                         60 bps), 8/25/32                                                                          34,824
       779,436(a)        Federal National Mortgage Association REMICS, Series
                         2002-75, Class FD, 3.482% (1 Month USD LIBOR +
                         100 bps), 11/18/32                                                                       800,816
       163,530(a)        Federal National Mortgage Association REMICS, Series
                         2002-77, Class F, 3.086% (1 Month USD LIBOR +
                         60 bps), 12/25/32                                                                        165,343
       118,290(a)        Federal National Mortgage Association REMICS, Series
                         2002-82, Class FB, 2.986% (1 Month USD LIBOR +
                         50 bps), 12/25/32                                                                        119,116
       150,666(a)        Federal National Mortgage Association REMICS, Series
                         2002-90, Class FH, 2.986% (1 Month USD LIBOR +
                         50 bps), 9/25/32                                                                         151,767
        71,784(a)        Federal National Mortgage Association REMICS, Series
                         2002-92, Class FB, 3.136% (1 Month USD LIBOR +
                         65 bps), 4/25/30                                                                          72,634
       168,502(a)        Federal National Mortgage Association REMICS, Series
                         2002-93, Class FH, 2.986% (1 Month USD LIBOR +
                         50 bps), 1/25/33                                                                         169,685
       137,544(a)        Federal National Mortgage Association REMICS, Series
                         2003-7, Class FA, 3.236% (1 Month USD LIBOR +
                         75 bps), 2/25/33                                                                         138,947

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 59

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
       322,125(a)        Federal National Mortgage Association REMICS, Series
                         2003-8, Class FJ, 2.836% (1 Month USD LIBOR +
                         35 bps), 2/25/33                                                                  $      322,357
       423,173(a)        Federal National Mortgage Association REMICS, Series
                         2003-31, Class FM, 2.986% (1 Month USD LIBOR +
                         50 bps), 4/25/33                                                                         426,204
       174,894(a)        Federal National Mortgage Association REMICS, Series
                         2003-42, Class JF, 2.986% (1 Month USD LIBOR +
                         50 bps), 5/25/33                                                                         176,081
       157,494(a)        Federal National Mortgage Association REMICS, Series
                         2003-49, Class FY, 2.886% (1 Month USD LIBOR +
                         40 bps), 6/25/23                                                                         158,031
       789,012(a)        Federal National Mortgage Association REMICS, Series
                         2003-91, Class FD, 2.986% (1 Month USD LIBOR +
                         50 bps), 9/25/33                                                                         794,551
       293,122(a)        Federal National Mortgage Association REMICS, Series
                         2003-107, Class FD, 2.986% (1 Month USD LIBOR +
                         50 bps), 11/25/33                                                                        295,166
     3,284,015(a)        Federal National Mortgage Association REMICS, Series
                         2003-126, Class FC, 2.786% (1 Month USD LIBOR +
                         30 bps), 12/25/33                                                                      3,279,953
       704,601(a)        Federal National Mortgage Association REMICS, Series
                         2004-14, Class F, 2.886% (1 Month USD LIBOR +
                         40 bps), 3/25/34                                                                         706,155
     2,148,130(a)        Federal National Mortgage Association REMICS, Series
                         2004-25, Class FA, 2.886% (1 Month USD LIBOR +
                         40 bps), 4/25/34                                                                       2,152,770
       230,623(a)        Federal National Mortgage Association REMICS, Series
                         2004-52, Class FW, 2.886% (1 Month USD LIBOR +
                         40 bps), 7/25/34                                                                         231,261
        68,589(a)        Federal National Mortgage Association REMICS, Series
                         2004-54, Class FN, 2.936% (1 Month USD LIBOR +
                         45 bps), 7/25/34                                                                          68,431
       300,739(a)        Federal National Mortgage Association REMICS, Series
                         2004-79, Class FM, 2.786% (1 Month USD LIBOR +
                         30 bps), 11/25/24                                                                        301,741
       120,788(a)        Federal National Mortgage Association REMICS, Series
                         2004-91, Class HF, 2.786% (1 Month USD LIBOR +
                         30 bps), 11/25/34                                                                        120,927
       948,126(a)        Federal National Mortgage Association REMICS, Series
                         2005-66, Class FD, 2.786% (1 Month USD LIBOR +
                         30 bps), 7/25/35                                                                         949,904
       733,705(a)        Federal National Mortgage Association REMICS, Series
                         2005-66, Class PF, 2.736% (1 Month USD LIBOR +
                         25 bps), 7/25/35                                                                         732,212
       255,686(a)        Federal National Mortgage Association REMICS, Series
                         2005-83, Class KT, 2.786% (1 Month USD LIBOR +
                         30 bps), 10/25/35                                                                        254,930

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
       310,249(a)        Federal National Mortgage Association REMICS, Series
                         2005-83, Class LF, 2.796% (1 Month USD LIBOR +
                         31 bps), 2/25/35                                                                  $      310,165
        53,858(a)        Federal National Mortgage Association REMICS, Series
                         2006-11, Class FB, 2.786% (1 Month USD LIBOR +
                         30 bps), 3/25/36                                                                          52,944
       124,495(a)        Federal National Mortgage Association REMICS, Series
                         2006-33, Class FH, 2.836% (1 Month USD LIBOR +
                         35 bps), 5/25/36                                                                         124,390
       454,001(a)        Federal National Mortgage Association REMICS, Series
                         2006-34, Class FA, 2.796% (1 Month USD LIBOR +
                         31 bps), 5/25/36                                                                         453,037
       310,310(a)        Federal National Mortgage Association REMICS, Series
                         2006-42, Class CF, 2.936% (1 Month USD LIBOR +
                         45 bps), 6/25/36                                                                         311,402
       119,546(a)        Federal National Mortgage Association REMICS, Series
                         2006-56, Class FC, 2.776% (1 Month USD LIBOR +
                         29 bps), 7/25/36                                                                         119,358
        52,789(a)        Federal National Mortgage Association REMICS, Series
                         2006-70, Class BF, 3.036% (1 Month USD LIBOR +
                         55 bps), 8/25/36                                                                          53,198
       110,672(a)        Federal National Mortgage Association REMICS, Series
                         2006-82, Class F, 3.056% (1 Month USD LIBOR +
                         57 bps), 9/25/36                                                                         111,596
       862,578(a)        Federal National Mortgage Association REMICS, Series
                         2006-93, Class FN, 2.886% (1 Month USD LIBOR +
                         40 bps), 10/25/36                                                                        863,717
       145,208(a)        Federal National Mortgage Association REMICS, Series
                         2006-104, Class GF, 2.806% (1 Month USD LIBOR +
                         32 bps), 11/25/36                                                                        144,895
        52,656(a)        Federal National Mortgage Association REMICS, Series
                         2006-115, Class BF, 2.726% (1 Month USD LIBOR +
                         24 bps), 12/25/36                                                                         52,410
     2,766,751(a)        Federal National Mortgage Association REMICS, Series
                         2007-1, Class NF, 2.736% (1 Month USD LIBOR +
                         25 bps), 2/25/37                                                                       2,766,352
       189,654(a)        Federal National Mortgage Association REMICS, Series
                         2007-2, Class FT, 2.736% (1 Month USD LIBOR +
                         25 bps), 2/25/37                                                                         186,708
     2,252,403(a)        Federal National Mortgage Association REMICS, Series
                         2007-4, Class FM, 2.736% (1 Month USD LIBOR +
                         25 bps), 2/25/37                                                                       2,242,901
       204,956(a)        Federal National Mortgage Association REMICS, Series
                         2007-7, Class FJ, 2.686% (1 Month USD LIBOR +
                         20 bps), 2/25/37                                                                         203,648
        76,312(a)        Federal National Mortgage Association REMICS, Series
                         2007-13, Class FA, 2.736% (1 Month USD LIBOR +
                         25 bps), 3/25/37                                                                          75,909

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 61

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
       174,053(a)        Federal National Mortgage Association REMICS, Series
                         2007-24, Class FD, 2.736% (1 Month USD LIBOR +
                         25 bps), 3/25/37                                                                  $      173,186
       225,251(a)        Federal National Mortgage Association REMICS, Series
                         2007-41, Class FA, 2.886% (1 Month USD LIBOR +
                         40 bps), 5/25/37                                                                         225,533
       364,086(a)        Federal National Mortgage Association REMICS, Series
                         2007-50, Class FN, 2.726% (1 Month USD LIBOR +
                         24 bps), 6/25/37                                                                         361,975
        33,137(a)        Federal National Mortgage Association REMICS, Series
                         2007-57, Class FA, 2.716% (1 Month USD LIBOR +
                         23 bps), 6/25/37                                                                          32,905
       106,364(a)        Federal National Mortgage Association REMICS, Series
                         2007-58, Class FA, 2.736% (1 Month USD LIBOR +
                         25 bps), 6/25/37                                                                         105,838
       103,156(a)        Federal National Mortgage Association REMICS, Series
                         2007-66, Class FB, 2.886% (1 Month USD LIBOR +
                         40 bps), 7/25/37                                                                         103,411
       349,061(a)        Federal National Mortgage Association REMICS, Series
                         2007-85, Class FG, 2.986% (1 Month USD LIBOR +
                         50 bps), 9/25/37                                                                         351,009
       364,409(a)        Federal National Mortgage Association REMICS, Series
                         2007-91, Class FB, 3.086% (1 Month USD LIBOR +
                         60 bps), 10/25/37                                                                        367,079
       150,938(a)        Federal National Mortgage Association REMICS, Series
                         2007-92, Class OF, 3.056% (1 Month USD LIBOR +
                         57 bps), 9/25/37                                                                         150,636
        84,681(a)        Federal National Mortgage Association REMICS, Series
                         2007-93, Class FD, 3.036% (1 Month USD LIBOR +
                         55 bps), 9/25/37                                                                          85,369
        34,079(a)        Federal National Mortgage Association REMICS, Series
                         2007-98, Class FD, 2.936% (1 Month USD LIBOR +
                         45 bps), 6/25/37                                                                          34,195
        50,992(a)        Federal National Mortgage Association REMICS, Series
                         2007-100, Class YF, 3.036% (1 Month USD LIBOR +
                         55 bps), 10/25/37                                                                         51,385
        65,201(a)        Federal National Mortgage Association REMICS, Series
                         2007-103, Class AF, 3.486% (1 Month USD LIBOR +
                         100 bps), 3/25/37                                                                         66,423
       132,438(a)        Federal National Mortgage Association REMICS, Series
                         2007-110, Class FA, 3.106% (1 Month USD LIBOR +
                         62 bps), 12/25/37                                                                        133,820
        60,174(a)        Federal National Mortgage Association REMICS, Series
                         2008-6, Class FA, 3.186% (1 Month USD LIBOR +
                         70 bps), 2/25/38                                                                          61,036
     6,510,875(a)        Federal National Mortgage Association REMICS, Series
                         2008-7, Class FA, 2.936% (1 Month USD LIBOR +
                         45 bps), 2/25/38                                                                       6,541,450

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
       234,255(a)        Federal National Mortgage Association REMICS, Series
                         2008-88, Class FA, 3.706% (1 Month USD LIBOR +
                         122 bps), 10/25/38                                                                $      239,469
        66,151(a)        Federal National Mortgage Association REMICS, Series
                         2009-113, Class FB, 3.036% (1 Month USD LIBOR +
                         55 bps), 1/25/40                                                                          66,711
        39,198           Federal National Mortgage Association REMICS, Series
                         2010-17, Class DE, 3.5%, 6/25/21                                                          39,003
        12,317(a)        Federal National Mortgage Association REMICS, Series
                         2010-38, Class F, 2.786% (1 Month USD LIBOR +
                         30 bps), 4/25/25                                                                          12,310
        94,002(a)        Federal National Mortgage Association REMICS, Series
                         2010-43, Class FD, 3.086% (1 Month USD LIBOR +
                         60 bps), 5/25/40                                                                          94,989
       171,195(a)        Federal National Mortgage Association REMICS, Series
                         2010-43, Class IF, 2.986% (1 Month USD LIBOR +
                         50 bps), 5/25/40                                                                         171,342
       301,070(a)        Federal National Mortgage Association REMICS, Series
                         2010-59, Class FP, 2.936% (1 Month USD LIBOR +
                         45 bps), 9/25/39                                                                         301,280
       100,915           Federal National Mortgage Association REMICS, Series
                         2010-112, Class AE, 2.0%, 10/25/25                                                       100,168
       309,427(a)        Federal National Mortgage Association REMICS, Series
                         2011-19, Class FM, 3.036% (1 Month USD LIBOR +
                         55 bps), 5/25/40                                                                         311,065
     3,207,395(a)        Federal National Mortgage Association REMICS, Series
                         2011-74, Class FQ, 2.786% (1 Month USD LIBOR +
                         30 bps), 12/25/33                                                                      3,203,290
        19,925(a)        Federal National Mortgage Association REMICS, Series
                         2011-111, Class DF, 2.886% (1 Month USD LIBOR +
                         40 bps), 12/25/38                                                                         19,950
     4,659,442(a)        Federal National Mortgage Association REMICS, Series
                         2011-124, Class KF, 2.886% (1 Month USD LIBOR +
                         40 bps), 12/25/40                                                                      4,671,692
       229,470(a)        Federal National Mortgage Association REMICS, Series
                         2012-40, Class PF, 2.986% (1 Month USD LIBOR +
                         50 bps), 4/25/42                                                                         230,564
     2,003,635(a)        Federal National Mortgage Association Trust, Series
                         2003-W6, Class F, 2.84% (1 Month USD LIBOR +
                         35 bps), 9/25/42                                                                       1,993,867
       817,142(a)        Federal National Mortgage Association Trust, Series
                         2005-W3, Class 2AF, 2.706% (1 Month USD LIBOR +
                         22 bps), 3/25/45                                                                         813,814
        67,670(c)        Federal National Mortgage Association Trust, Series
                         2005-W3, Class 3A, 4.14%, 4/25/45                                                         70,386
       111,561(c)        Federal National Mortgage Association Trust, Series
                         2005-W4, Class 3A, 4.245%, 6/25/45                                                       117,918

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 63

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
       819,537(a)        Federal National Mortgage Association Whole Loan,
                         Series 2007-W1, Class 1AF1, 2.746% (1 Month USD
                         LIBOR + 26 bps), 11/25/46                                                         $      807,283
     1,419,481(c)        FirstKey Mortgage Trust, Series 2014-1, Class A2,
                         3.0%, 11/25/44 (144A)                                                                  1,412,073
     2,283,594           Freddie Mac Multifamily Structured Pass Through
                         Certificates, Series KJ09, Class A1, 2.016%, 4/25/22                                   2,271,008
    16,170,000(a)        Freddie Mac Stacr Trust, Series 2018-HQA2, Class M1,
                         3.236% (1 Month USD LIBOR + 75 bps),
                         10/25/48 (144A)                                                                       16,156,731
     8,000,000(a)        Freddie Mac Stacr Trust, Series 2019-DNA2, Class M1,
                         3.2870% (1 Month USD LIBOR + 80 bps),
                         3/25/49 (144A)                                                                         8,000,582
    10,500,000(a)        Freddie Mac Stacr Trust, Series 2019-HQA1, Class M1,
                         3.386% (1 Month USD LIBOR + 90 bps),
                         2/25/49 (144A)                                                                        10,508,527
       194,227(a)        Freddie Mac Structured Agency Credit Risk Debt Notes,
                         Series 2016-DNA1, Class M2, 5.39% (1 Month USD
                         LIBOR + 290 bps), 7/25/28                                                                197,600
       898,523(a)        Freddie Mac Structured Agency Credit Risk Debt Notes,
                         Series 2016-DNA2, Class M2, 4.686% (1 Month USD
                         LIBOR + 220 bps), 10/25/28                                                               903,147
     9,528,000(a)        Freddie Mac Structured Agency Credit Risk Debt Notes,
                         Series 2016-DNA2, Class M3, 7.136% (1 Month USD
                         LIBOR + 465 bps), 10/25/28                                                            10,634,527
       685,864(a)        Freddie Mac Structured Agency Credit Risk Debt Notes,
                         Series 2016-DNA4, Class M2, 3.786% (1 Month USD
                         LIBOR + 130 bps), 3/25/29                                                                689,183
       131,883(a)        Freddie Mac Structured Agency Credit Risk Debt Notes,
                         Series 2016-HQA4, Class M1, 3.286% (1 Month USD
                         LIBOR + 80 bps), 4/25/29                                                                 131,883
       978,585(a)        Freddie Mac Structured Agency Credit Risk Debt Notes,
                         Series 2017-DNA1, Class M1, 3.686% (1 Month USD
                         LIBOR + 120 bps), 7/25/29                                                                982,739
     3,719,268(a)        Freddie Mac Structured Agency Credit Risk Debt Notes,
                         Series 2017-DNA2, Class M1, 3.686% (1 Month USD
                         LIBOR + 120 bps), 10/25/29                                                             3,739,088
     2,577,948(a)        Freddie Mac Structured Agency Credit Risk Debt Notes,
                         Series 2017-HQA1, Class M1, 3.686% (1 Month USD
                         LIBOR + 120 bps), 8/25/29                                                              2,584,488
     1,136,047(a)        Freddie Mac Structured Agency Credit Risk Debt Notes,
                         Series 2017-HQA2, Class M1, 3.286% (1 Month USD
                         LIBOR + 80 bps), 12/25/29                                                              1,136,419
    12,870,000(a)        Freddie Mac Structured Agency Credit Risk Debt Notes,
                         Series 2017-HRP1, Class M2, 4.936% (1 Month USD
                         LIBOR + 245 bps), 12/25/42                                                            13,088,647
    14,320,478(a)        Freddie Mac Structured Agency Credit Risk Debt Notes,
                         Series 2018-HQA1, Class M1, 3.186% (1 Month USD
                         LIBOR + 70 bps), 9/25/30                                                              14,311,671

The accompanying notes are an integral part of these financial statements.

64 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
     9,226,549(c)        Freddie Mac Structured Agency Credit Risk Debt Notes,
                         Series 2018-SPI2, Class M1, 3.819%, 5/25/48 (144A)                                $    9,217,380
     3,138,910(c)        Freddie Mac Whole Loan Securities Trust, Series
                         2015-SC02, Class M1, 3.675%, 9/25/45                                                   3,159,731
     5,000,000(c)        FREMF Mortgage Trust, Series 2010-K6, Class B, 5.375%,
                         12/25/46 (144A)                                                                        5,079,830
     7,645,000(c)        FREMF Mortgage Trust, Series 2012-K711, Class B,
                         3.519%, 8/25/45 (144A)                                                                 7,639,058
     9,900,000(c)        FREMF Mortgage Trust, Series 2013-K712, Class B,
                         3.359%, 5/25/45 (144A)                                                                 9,893,599
     5,042,070(a)        FREMF Mortgage Trust, Series 2014-KF03, Class B, 6.99%
                         (1 Month USD LIBOR + 450 bps), 1/25/21 (144A)                                          5,149,704
       963,380(a)        FREMF Mortgage Trust, Series 2014-KF04, Class B, 5.74%
                         (1 Month USD LIBOR + 325 bps), 6/25/21 (144A)                                            967,063
     1,715,812(a)        FREMF Mortgage Trust, Series 2014-KF05, Class B, 6.49%
                         (1 Month USD LIBOR + 400 bps), 9/25/22 (144A)                                          1,762,495
     2,930,828(a)        FREMF Mortgage Trust, Series 2014-KS02, Class B, 7.49%
                         (1 Month USD LIBOR + 500 bps), 8/25/23 (144A)                                          2,977,087
     1,000,000(c)        GAHR Commercial Mortgage Trust, Series 2015-NRF,
                         Class CFX, 3.382%, 12/15/34 (144A)                                                       994,488
    11,000,000(c)        GAHR Commercial Mortgage Trust, Series 2015-NRF,
                         Class DFX, 3.382%, 12/15/34 (144A)                                                    10,932,570
       106,820(a)        Global Mortgage Securitization, Ltd., Series 2004-A,
                         Class A2, 2.806% (1 Month USD LIBOR + 32 bps),
                         11/25/32 (144A)                                                                          101,084
     1,764,421(a)        Global Mortgage Securitization, Ltd., Series 2005-A,
                         Class A2, 2.756% (1 Month USD LIBOR + 27 bps),
                         4/25/32 (144A)                                                                         1,709,693
       348,842(a)        Gosforth Funding Plc, Series 2016-1A, Class A1A, 3.384%
                         (3 Month USD LIBOR + 70 bps), 2/15/58 (144A)                                             348,964
     5,786,005(a)        Gosforth Funding Plc, Series 2018-1A, Class A1, 3.101%
                         (3 Month USD LIBOR + 45 bps), 8/25/60 (144A)                                           5,760,865
       965,125(a)        Government National Mortgage Association, Series
                         2002-21, Class FV, 2.882% (1 Month USD LIBOR +
                         40 bps), 3/16/32                                                                         965,215
       108,793(a)        Government National Mortgage Association, Series
                         2002-24, Class FR, 3.032% (1 Month USD LIBOR +
                         55 bps), 4/16/32                                                                         109,457
       198,910(a)        Government National Mortgage Association, Series
                         2003-7, Class FB, 2.682% (1 Month USD LIBOR +
                         20 bps), 1/16/33                                                                         198,910
     1,204,511(a)        Government National Mortgage Association, Series
                         2003-11, Class FA, 2.832% (1 Month USD LIBOR +
                         35 bps), 2/16/33                                                                       1,206,148
       547,925(a)        Government National Mortgage Association, Series
                         2005-3, Class FC, 2.732% (1 Month USD LIBOR +
                         25 bps), 1/16/35                                                                         546,171

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 65

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
     9,142,994(a)        Government National Mortgage Association, Series
                         2005-7, Class AF, 2.712% (1 Month USD LIBOR +
                         23 bps), 2/16/35                                                                  $    9,091,054
       516,909(a)        Government National Mortgage Association, Series
                         2005-16, Class FA, 2.738% (1 Month USD LIBOR +
                         25 bps), 2/20/35                                                                         513,356
       174,467(a)        Government National Mortgage Association, Series
                         2008-69, Class FA, 2.988% (1 Month USD LIBOR +
                         50 bps), 8/20/38                                                                         175,887
       177,339(a)        Government National Mortgage Association, Series
                         2009-66, Class UF, 3.482% (1 Month USD LIBOR +
                         100 bps), 8/16/39                                                                        182,081
       942,647(a)        Government National Mortgage Association, Series
                         2009-88, Class MF, 3.088% (1 Month USD LIBOR +
                         60 bps), 7/20/39                                                                         947,927
       139,727(a)        Government National Mortgage Association, Series
                         2009-92, Class FJ, 3.162% (1 Month USD LIBOR +
                         68 bps), 10/16/39                                                                        141,625
        72,090(a)        Government National Mortgage Association, Series
                         2010-17, Class AF, 2.888% (1 Month USD LIBOR +
                         40 bps), 10/20/38                                                                         72,200
       330,459           Government National Mortgage Association, Series
                         2010-138, Class PE, 3.0%, 8/20/38                                                        329,333
     7,772,654(a)        Government National Mortgage Association, Series
                         2017-4, Class FC, 2.839% (1 Month USD LIBOR +
                         35 bps), 1/20/47                                                                       7,789,611
    14,557,250(a)        GPMT, Ltd., Series 2018-FL1, Class A, 3.387%
                         (1 Month USD LIBOR + 90 bps), 11/21/35 (144A)                                         14,529,877
     3,250,000(a)        GPMT, Ltd., Series 2018-FL1, Class AS, 3.687%
                         (1 Month USD LIBOR + 120 bps), 11/21/35 (144A)                                         3,243,861
     9,750,000(a)        Great Wolf Trust, Series 2017-WOLF, Class C, 3.954%
                         (1 Month USD LIBOR + 132 bps), 9/15/34 (144A)                                          9,737,597
    13,000,000(a)        GS Mortgage Securities Corp. Trust, Series 2017-500K,
                         Class B, 3.384% (1 Month USD LIBOR + 90 bps),
                         7/15/32 (144A)                                                                        12,922,025
     3,500,000(a)        GS Mortgage Securities Corp. Trust, Series 2017-STAY,
                         Class B, 3.584% (1 Month USD LIBOR + 110 bps),
                         7/15/32 (144A)                                                                         3,438,645
    18,000,000(a)        GS Mortgage Securities Corp. Trust, Series 2018-FBLU,
                         Class C, 4.084% (1 Month USD LIBOR + 160 bps),
                         11/15/35 (144A)                                                                       17,955,841
    14,700,000(a)        GS Mortgage Securities Corp. Trust, Series 2018-TWR,
                         Class A, 3.384% (1 Month USD LIBOR + 90 bps),
                         7/15/31 (144A)                                                                        14,686,073
     8,350,000(c)        GS Mortgage Securities REMIC Trust, Series 2015-FRR1,
                         Class K3A, 4.291%, 6/27/41                                                             8,318,128
     4,300,000(a)        GS Mortgage Securities Trust, Series 2018-HART,
                         Class A, 3.574% (1 Month USD LIBOR + 109 bps),
                         10/15/31 (144A)                                                                        4,302,687

The accompanying notes are an integral part of these financial statements.

66 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
     9,729,000(a)        GS Mortgage Securities Trust, Series 2018-HART, Class
                         B, 3.784% (1 Month USD LIBOR + 130 bps),
                         10/15/31 (144A)                                                                   $    9,752,504
     4,350,000(a)        Holmes Master Issuer Plc, Series 2018-2A, Class A2,
                         3.207% (3 Month USD LIBOR + 42 bps),
                         10/15/54 (144A)                                                                        4,345,963
     1,250,000(a)        Home Partners of America Trust, Series 2016-2,
                         Class C, 4.882% (1 Month USD LIBOR + 240 bps),
                         10/17/33 (144A)                                                                        1,250,822
    14,523,857(a)        Home Partners of America Trust, Series 2017-1,
                         Class A, 3.299% (1 Month USD LIBOR + 82 bps),
                         7/17/34 (144A)                                                                        14,457,427
     7,200,000(a)        Home Partners of America Trust, Series 2017-1,
                         Class B, 3.832% (1 Month USD LIBOR + 135 bps),
                         7/17/34 (144A)                                                                         7,190,924
     8,720,000(a)        Home Re, Ltd., Series 2018-1, Class M1, 4.086%
                         (1 Month USD LIBOR + 160 bps), 10/25/28 (144A)                                         8,736,455
     1,273,861(a)        HomeBanc Mortgage Trust, Series 2004-2, Class A1,
                         3.226% (1 Month USD LIBOR + 74 bps), 12/25/34                                          1,267,236
     2,943,970(a)        HomeBanc Mortgage Trust, Series 2005-3, Class A1,
                         2.726% (1 Month USD LIBOR + 24 bps), 7/25/35                                           2,917,796
     4,000,000(a)        Hospitality Mortgage Trust, Series 2017-HIT, Class E,
                         6.042% (1 Month USD LIBOR + 355 bps),
                         5/8/30 (144A)                                                                          3,993,700
     8,300,000(a)        Hudsons Bay Simon JV Trust, Series 2015-HBFL,
                         Class AFL, 4.312% (1 Month USD LIBOR + 158 bps),
                         8/5/34 (144A)                                                                          8,316,931
    10,200,000(a)        Hunt CRE, Ltd., Series 2017-FL1, Class A, 3.484%
                         (1 Month USD LIBOR + 100 bps), 8/15/34 (144A)                                         10,138,542
     8,300,000(a)        IMT Trust, Series 2017-APTS, Class BFL, 3.434%
                         (1 Month USD LIBOR + 95 bps), 6/15/34 (144A)                                           8,271,836
    12,845,000(a)        InTown Hotel Portfolio Trust, Series 2018-STAY, Class A,
                         3.184% (1 Month USD LIBOR + 70 bps),
                         1/15/33 (144A)                                                                        12,768,218
        14,818(a)        JP Morgan Chase Commercial Mortgage Securities Trust,
                         Series 2006-LDP9, Class A3SF, 2.639% (1 Month
                         USD LIBOR + 16 bps), 5/15/47                                                              14,883
    11,900,000(a)        JP Morgan Chase Commercial Mortgage Securities Trust,
                         Series 2017-FL11, Class B, 3.584% (1 Month USD
                         LIBOR + 110 bps), 10/15/32 (144A)                                                     11,812,089
     7,800,000(a)        JP Morgan Chase Commercial Mortgage Securities Trust,
                         Series 2017-MAUI, Class A, 3.323% (1 Month USD
                         LIBOR + 83 bps), 7/15/34 (144A)                                                        7,770,593
     7,300,000(a)        JP Morgan Chase Commercial Mortgage Securities Trust,
                         Series 2018-PHH, Class B, 3.644% (1 Month USD
                         LIBOR + 116 bps), 6/15/35 (144A)                                                       7,277,024
     2,800,000(a)        JP Morgan Chase Commercial Mortgage Securities Trust,
                         Series 2018-WPT, Class BFL, 4.082% (1 Month USD
                         LIBOR + 125 bps), 7/5/33 (144A)                                                        2,791,022

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 67

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
     4,000,000(a)        JP Morgan Chase Commercial Mortgage Securities Trust,
                         Series 2018-WPT, Class CFL, 4.482% (1 Month USD
                         LIBOR + 165 bps), 7/5/33 (144A)                                                   $    3,987,198
     7,770,752(a)        JP Morgan Mortgage Trust, Series 2018-7FRB, Class A2,
                         3.24% (1 Month USD LIBOR + 75 bps),
                         4/25/46 (144A)                                                                         7,757,801
     3,885,376(a)        JP Morgan Mortgage Trust, Series 2018-7FRB, Class A3,
                         3.24% (1 Month USD LIBOR + 75 bps), 4/25/46                                            3,860,125
     2,591,936(a)        JP Morgan Seasoned Mortgage Trust, Series 2014-1,
                         Class AM, 2.986% (1 Month USD LIBOR + 50 bps),
                         5/25/33 (144A)                                                                         2,567,316
     6,953,143(c)        JP Morgan Seasoned Mortgage Trust, Series 2014-1,
                         Class B1, 3.224%, 5/25/33 (144A)                                                       6,891,670
     1,125,512(a)        JP Morgan Trust, Series 2015-1, Class 1A14, 3.584%
                         (1 Month USD LIBOR + 125 bps), 12/25/44 (144A)                                         1,123,373
     8,194,721           JPMBB Commercial Mortgage Securities Trust, Series
                         2014-C19, Class A2, 3.046%, 4/15/47                                                    8,184,833
     2,288,971           JPMBB Commercial Mortgage Securities Trust, Series
                         2014-C22, Class A2, 3.037%, 9/15/47                                                    2,286,935
     3,800,000(a)        Lanark Master Issuer Plc, Series 2018-1A, Class 1A, 3.083%
                         (3 Month USD LIBOR + 42 bps), 12/22/69 (144A)                                          3,782,440
        63,143(a)        Lehman XS Trust, Series 2005-2, Class 1A2, 3.186%
                         (1 Month USD LIBOR + 70 bps), 8/25/35                                                     63,032
     5,567,980(a)        LMREC, Inc., Series 2016-CRE2, Class A, 4.19% (1 Month
                         USD LIBOR + 170 bps), 11/24/31 (144A)                                                  5,567,980
     3,422,105(a)        LSTAR Securities Investment, Ltd., Series 2017-9,
                         Class A, 4.039% (1 Month USD LIBOR + 155 bps),
                         12/1/22 (144A)                                                                         3,423,175
       136,555(c)        Merrill Lynch Mortgage Investors Trust, Series 2003-G,
                         Class A3, 3.908%, 1/25/29                                                                138,862
       792,765(a)        Merrill Lynch Mortgage Investors Trust, Series 2003-H,
                         Class A1, 3.126% (1 Month USD LIBOR +
                         64 bps), 1/25/29                                                                         784,835
       571,121(a)        Merrill Lynch Mortgage Investors Trust, Series 2004-B,
                         Class A2, 3.427% (6 Month USD LIBOR +
                         54 bps), 5/25/29                                                                         567,512
        40,775(a)        Merrill Lynch Mortgage Investors Trust, Series 2004-C,
                         Class A2B, 3.908% (6 Month USD LIBOR +
                         100 bps), 7/25/29                                                                         41,007
       115,413(c)        Merrill Lynch Mortgage Investors Trust, Series 2004-D,
                         Class A3, 4.543%, 9/25/29                                                                115,331
       206,394(a)        Merrill Lynch Mortgage Investors Trust, Series 2004-G,
                         Class A2, 3.508% (6 Month USD LIBOR +
                         60 bps), 1/25/30                                                                         202,720
     6,179,804(c)        Mill City Mortgage Loan Trust, Series 2018-4, Class A1A,
                         3.5%, 4/25/66 (144A)                                                                   6,226,537
     2,186,238(c)        Morgan Stanley Capital I Trust, Series 2007-T25, Class AJ,
                         5.574%, 11/12/49                                                                       2,211,146

The accompanying notes are an integral part of these financial statements.

68 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
     8,500,000(a)        Morgan Stanley Capital I Trust, Series 2017-ASHF,
                         Class B, 3.734% (1 Month USD LIBOR + 125 bps),
                         11/15/34 (144A)                                                                   $    8,489,270
     1,100,000(a)        Morgan Stanley Capital I Trust, Series 2017-CLS, Class B,
                         3.334% (1 Month USD LIBOR + 85 bps),
                         11/15/34 (144A)                                                                        1,093,104
     8,250,000(a)        Morgan Stanley Capital I Trust, Series 2017-CLS, Class C,
                         3.484% (1 Month USD LIBOR + 100 bps),
                         11/15/34 (144A)                                                                        8,208,618
     6,675,000(a)        Morgan Stanley Capital I Trust, Series 2018-BOP, Class B,
                         3.734% (1 Month USD LIBOR + 125 bps),
                         8/15/33 (144A)                                                                         6,633,170
     7,500,000(a)        Morgan Stanley Capital I Trust, Series 2019-AGLN, Class C,
                         3.95% (1 Month USD LIBOR + 145 bps),
                         3/15/34 (144A)                                                                         7,500,000
       313,071(a)        Morgan Stanley Mortgage Loan Trust, Series 2005-6AR,
                         Class 1A1, 2.766% (1 Month USD LIBOR +
                         28 bps), 11/25/35                                                                        313,439
     3,289,751(a)        Morgan Stanley Mortgage Loan Trust, Series 2005-6AR,
                         Class 1A4, 2.856% (1 Month USD LIBOR +
                         37 bps), 11/25/35                                                                      3,288,816
     7,274,274(c)        Morgan Stanley Residential Mortgage Loan Trust, Series
                         2014-1A, Class A1, 2.957%, 6/25/44 (144A)                                              7,299,819
     1,487,206(a)        MortgageIT Trust, Series 2004-1, Class A1, 3.266%
                         (1 Month USD LIBOR + 78 bps), 11/25/34                                                 1,456,877
     9,110,823(a)        Motel 6 Trust, Series 2017-MTL6, Class C, 3.884%
                         (1 Month USD LIBOR + 140 bps), 8/15/34 (144A)                                          9,105,047
       981,390(a)        MRFC Mortgage Pass-Through Trust, Series 2000-TBC3,
                         Class A1, 2.924% (1 Month USD LIBOR +
                         44 bps), 12/15/30                                                                        950,896
     4,750,000(a)        MTRO Commercial Mortgage Trust, Series 2019-TECH,
                         Class C, 3.784% (1 Month USD LIBOR + 130 bps),
                         12/15/33 (144A)                                                                        4,755,953
       440,216(a)        NCUA Guaranteed Notes Trust, Series 2011-C1, Class 2A,
                         3.011% (1 Month USD LIBOR + 53 bps), 3/9/21                                              439,737
    19,308,435(a)        New Residential Mortgage Loan Trust, Series 2018-4A,
                         Class A1S, 3.236% (1 Month USD LIBOR + 75 bps),
                         1/25/48 (144A)                                                                        19,171,358
       157,434(a)        NorthStar, Series 2016-1A, Class A, 4.086% (1 Month
                         USD LIBOR + 160 bps), 9/25/31 (144A)                                                     157,515
     4,181,245(c)        Oaks Mortgage Trust, Series 2015-1, Class A9, 3.0%,
                         4/25/46 (144A)                                                                         4,164,488
     1,433,131(a)        Oaktown Re, Ltd., Series 2017-1A, Class M1, 4.736%
                         (1 Month USD LIBOR + 225 bps), 4/25/27 (144A)                                          1,434,733
    14,535,000(a)        Oaktown Re II, Ltd., Series 2018-1A, Class M1, 4.036%
                         (1 Month USD LIBOR + 155 bps), 7/25/28 (144A)                                         14,497,128
       735,000           OBP Depositor LLC Trust, Series 2010-OBP, Class A,
                         4.646%, 7/15/45 (144A)                                                                   743,889

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 69

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
    14,851,893(a)        OBX Trust, Series 2018-EXP2, Class 2A1A, 3.236%
                         (1 Month USD LIBOR + 75 bps), 11/25/48 (144A)                                     $   14,837,030
     1,467,879(a)        Opteum Mortgage Acceptance Corp. Asset Backed
                         Pass-Through Certificates, Series 2005-4, Class 1A2,
                         2.876% (1 Month USD LIBOR + 39 bps), 11/25/35                                          1,451,305
       419,030(a)        Pepper Residential Securities Trust No. 17, Series
                         17A, Class A1UA, 3.593% (1 Month USD LIBOR +
                         110 bps), 3/10/58 (144A)                                                                 419,173
     1,757,007(a)        Pepper Residential Securities Trust No. 18, Series 18A,
                         Class A1UA, 3.443% (1 Month USD LIBOR + 95 bps),
                         3/12/47 (144A)                                                                         1,756,350
     5,331,991(a)        Pepper Residential Securities Trust No. 21, Series 21A,
                         Class A1U, 3.362% (1 Month USD LIBOR + 88 bps),
                         1/16/60 (144A)                                                                         5,321,119
    11,804,731(a)        Pepper Residential Securities Trust No. 22, Series 22A,
                         Class A1U, 3.488% (1 Month USD LIBOR + 100 bps),
                         6/20/60 (144A)                                                                        11,787,060
     7,250,000(a)        Permanent Master Issuer Plc, Series 2018-1A, 3.167%
                         (3 Month USD LIBOR + 38 bps), 7/15/58                                                  7,235,928
     1,698,325(a)        Progress Residential Trust, Series 2016-SFR2, Class A,
                         3.882% (1 Month USD LIBOR + 140 bps),
                         1/17/34 (144A)                                                                         1,702,052
    15,300,000(a)        Progress Residential Trust, Series 2016-SFR2, Class B,
                         4.232% (1 Month USD LIBOR + 175 bps),
                         1/17/34 (144A)                                                                        15,299,953
    16,960,000(a)        Radnor Re, Ltd., Series 2018-1, Class M1, 3.886%
                         (1 Month USD LIBOR + 140 bps), 3/25/28 (144A)                                         16,927,696
     7,780,000(a)        Radnor Re, Ltd., Series 2019-1, Class M1B, 4.436%
                         (1 Month USD LIBOR + 195 bps), 2/25/29 (144A)                                          7,808,578
     2,298,550(a)        RAIT Trust, Series 2017-FL7, Class A, 3.434% (1 Month
                         USD LIBOR + 95 bps), 6/15/37 (144A)                                                    2,287,080
           572(a)        RALI Trust, Series 2002-QS16, Class A2, 3.036%
                         (1 Month USD LIBOR + 55 bps), 10/25/17                                                       579
       497,836           ReadyCap Mortgage Trust, Series 2016-3, Class A,
                         2.94%, 11/20/38 (144A)                                                                   496,819
     2,460,519(a)        RESI Finance LP, Series 2003-CB1, Class B3, 3.943%
                         (1 Month USD LIBOR + 145 bps), 6/10/35 (144A)                                          2,114,934
     8,467,051(a)        Resimac MBS Trust, Series 2018-2A, Class A1A, 3.342%
                         (1 Month USD LIBOR + 85 bps), 4/10/50 (144A)                                           8,467,051
       818,548(a)        Resimac Premier, Series 2014-1A, Class A1, 3.297%
                         (3 Month USD LIBOR + 70 bps), 12/12/45 (144A)                                            818,241
     1,675,661(a)        Resimac Premier, Series 2016-1A, Class A1, 3.883%
                         (1 Month USD LIBOR + 139 bps), 10/10/47 (144A)                                         1,666,326
     3,155,664(a)        Resimac Premier, Series 2017-1A, Class A1A, 3.442%
                         (1 Month USD LIBOR + 95 bps), 9/11/48 (144A)                                           3,147,598
     4,399,145(a)        Resimac Premier, Series 2018-1A, Class A1, 3.292%
                         (1 Month USD LIBOR + 80 bps), 11/10/49 (144A)                                          4,373,872
       802,524(a)        Resource Capital Corp., Ltd., Series 2017-CRE5, Class A,
                         3.284% (1 Month USD LIBOR + 80 bps), 7/15/34 (144A)                                      800,097

The accompanying notes are an integral part of these financial statements.

70 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
    14,000,000(a)        RETL, Series 2019-RVP, Class A, 3.634% (1 Month USD
                         LIBOR + 115 bps), 3/15/36 (144A)                                                  $   14,008,599
    14,591,892(a)        Shelter Growth CRE Issuer, Ltd., Series 2018-FL1,
                         Class A, 3.484% (1 Month USD LIBOR + 100 bps),
                         1/15/35 (144A)                                                                        14,587,304
       281,250(a)        Silver Creek CLO, Ltd., Series 2014-1A, Class X, 3.611%
                         (3 Month USD LIBOR + 85 bps), 7/20/30 (144A)                                             281,379
     4,480,000(a)        Silverstone Master Issuer Plc, Series 2018-1A, Class 1A,
                         3.166% (3 Month USD LIBOR + 39 bps), 1/21/70 (144A)                                    4,433,076
     7,202,013(a)        SLIDE, Series 2018-FUN, Class B, 3.734% (1 Month USD
                         LIBOR + 125 bps), 6/15/31 (144A)                                                       7,192,861
     9,100,000(a)        STACR Trust, Series 2018-DNA3, Class M1, 3.236%
                         (1 Month USD LIBOR + 75 bps), 9/25/48 (144A)                                           9,090,622
     9,467,461(a)        STACR Trust, Series 2018-HRP1, Class M2, 4.136%
                         (1 Month USD LIBOR + 165 bps), 4/25/43 (144A)                                          9,527,698
     2,397,641(a)        STACR Trust, Series 2018-HRP1, Class M2A, 4.136%
                         (1 Month USD LIBOR + 165 bps), 4/25/43 (144A)                                          2,411,030
     3,950,000(a)        STACR Trust, Series 2018-HRP2, Class M2, 3.736%
                         (1 Month USD LIBOR + 125 bps), 2/25/47 (144A)                                          3,966,498
    17,605,000(a)        STACR Trust, Series 2018-HRP2, Class M3, 4.886%
                         (1 Month USD LIBOR + 240 bps), 2/25/47 (144A)                                         18,103,806
     7,500,000(a)        Starwood Waypoint Homes Trust, Series 2017-1, Class B,
                         3.654% (1 Month USD LIBOR + 117 bps),
                         1/17/35 (144A)                                                                         7,481,070
     8,110,699(a)        Stonemont Portfolio Trust, Series 2017-MONT, Class B,
                         3.588% (1 Month USD LIBOR + 110 bps),
                         8/20/30 (144A)                                                                         8,097,898
         3,216(a)        Structured Asset Securities Corp. Mortgage Pass-Through
                         Ctfs, Series 1998-8, Class M1, 3.426% (1 Month USD
                         LIBOR + 94 bps), 8/25/28                                                                   3,218
     3,547,908(c)        Sutherland Commercial Mortgage Loans, Series
                         2017-SBC6, Class A, 3.192%, 5/25/37 (144A)                                             3,522,534
     6,982,330(c)        Sutherland Commercial Mortgage Loans, Series
                         2018-SBC7, Class A, 4.72%, 5/25/39 (144A)                                              6,989,312
     1,837,500(a)        TCI-Symphony CLO, Ltd., Series 2017-1A, Class X, 3.587%
                         (3 Month USD LIBOR + 80 bps), 7/15/30 (144A)                                           1,838,024
     4,548,029(a)        Tharaldson Hotel Portfolio Trust, Series 2018-THL,
                         Class C, 3.831% (1 Month USD LIBOR + 135 bps),
                         11/11/34 (144A)                                                                        4,542,246
       253,732(a)        Velocity Commercial Capital Loan Trust, Series 2016-1,
                         Class AFL, 4.936% (1 Month USD LIBOR + 245 bps),
                         4/25/46 (144A)                                                                           255,671
     8,900,000(a)        VMC Finance LLC, Series 2018-FL2, Class A, 3.404%
                         (1 Month USD LIBOR + 92 bps), 10/15/35 (144A)                                          8,877,314
     7,400,000(a)        VMC Finance LLC, Series 2018-FL2, Class B, 3.834%
                         (1 Month USD LIBOR + 135 bps), 10/15/35 (144A)                                         7,372,895
     4,804,958(c)        WaMu Commercial Mortgage Securities Trust, Series
                         2006-SL1, Class C, 3.501%, 11/23/43 (144A)                                             4,824,125

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 71

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Mortgage Obligations -- (continued)
    12,800,000(a)        Wells Fargo Commercial Mortgage Trust, Series
                         2017-SMP, Class C, 3.684% (1 Month USD LIBOR +
                         120 bps), 12/15/34 (144A)                                                         $   12,794,191
         5,912(a)        Wells Fargo Credit Risk Transfer Securities Trust,
                         Series 2015-WF1, Class 2M1, 5.336% (1 Month USD
                         LIBOR + 285 bps), 11/25/25 (144A)                                                          5,912
     7,483,126(c)        WinWater Mortgage Loan Trust, Series 2015-2, Class A5,
                         3.0%, 2/20/45 (144A)                                                                   7,511,555
     8,977,563(c)        WinWater Mortgage Loan Trust, Series 2015-3, Class A17,
                         2.5%, 3/20/45 (144A)                                                                   8,778,584
-------------------------------------------------------------------------------------------------------------------------
                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                         (Cost $1,449,810,792)                                                             $1,445,847,421
-------------------------------------------------------------------------------------------------------------------------
                         CORPORATE BONDS -- 18.1% of Net Assets
                         Aerospace & Defense -- 0.3%
     7,567,000           Boeing Capital Corp., 4.7%, 10/27/19                                              $    7,638,203
     9,335,000(a)        United Technologies Corp., 3.086% (3 Month USD
                         LIBOR + 35 bps), 11/1/19                                                               9,347,605
       905,000(a)        United Technologies Corp., 3.333% (3 Month USD
                         LIBOR + 65 bps), 8/16/21                                                                 905,545
                                                                                                           --------------
                         Total Aerospace & Defense                                                         $   17,891,353
-------------------------------------------------------------------------------------------------------------------------
                         Agriculture -- 0.2%
    10,970,000(a)        BAT Capital Corp., 3.283% (3 Month USD LIBOR +
                         59 bps), 8/14/20                                                                  $   10,946,429
                                                                                                           --------------
                         Total Agriculture                                                                 $   10,946,429
-------------------------------------------------------------------------------------------------------------------------
                         Auto Manufacturers -- 1.5%
     3,158,000           American Honda Finance Corp., 1.2%, 7/12/19                                       $    3,145,455
     8,833,000(a)        American Honda Finance Corp., 2.875% (3 Month USD
                         LIBOR + 26 bps), 6/16/20                                                               8,848,400
     4,275,000(a)        American Honda Finance Corp., 2.908% (3 Month USD
                         LIBOR + 21 bps), 2/12/21                                                               4,267,176
     2,000,000(a)        American Honda Finance Corp., 3.033% (3 Month USD
                         LIBOR + 34 bps), 2/14/20                                                               2,005,413
     7,500,000(a)        BMW US Capital LLC, 3.063% (3 Month USD LIBOR +
                         37 bps), 8/14/20 (144A)                                                                7,498,010
     2,650,000(a)        Daimler Finance North America LLC, 3.371% (3 Month
                         USD LIBOR + 62 bps), 10/30/19 (144A)                                                   2,654,791
       780,000(a)        Ford Motor Credit Co. LLC, 3.668% (3 Month USD
                         LIBOR + 93 bps), 11/4/19                                                                 780,637
     2,015,000(a)        Ford Motor Credit Co. LLC, 3.677% (3 Month USD
                         LIBOR + 88 bps), 10/12/21                                                              1,952,261
     2,980,000(a)        Ford Motor Credit Co. LLC, 3.797% (3 Month USD
                         LIBOR + 100 bps), 1/9/20                                                               2,979,503
     2,854,000(a)        General Motors Co., 3.539% (3 Month USD LIBOR +
                         80 bps), 8/7/20                                                                        2,850,382
     2,245,000           General Motors Financial Co., Inc., 2.4%, 5/9/19                                       2,244,035

The accompanying notes are an integral part of these financial statements.

72 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Auto Manufacturers -- (continued)
     2,323,000(a)        General Motors Financial Co., Inc., 4.147% (3 Month
                         USD LIBOR + 145 bps), 5/9/19                                                      $    2,325,150
     1,970,000(a)        Nissan Motor Acceptance Corp., 2.987% (3 Month USD
                         LIBOR + 39 bps), 9/28/20 (144A)                                                        1,956,980
     2,650,000(a)        Nissan Motor Acceptance Corp., 3.128% (3 Month USD
                         LIBOR + 52 bps), 9/13/19 (144A)                                                        2,650,449
     6,750,000(a)        Nissan Motor Acceptance Corp., 3.131% (3 Month USD
                         LIBOR + 52 bps), 3/15/21 (144A)                                                        6,696,148
     3,530,000(a)        Nissan Motor Acceptance Corp., 3.187% (3 Month USD
                         LIBOR + 39 bps), 7/13/20 (144A)                                                        3,516,420
     4,680,000(a)        PACCAR Financial Corp., 2.957% (3 Month USD LIBOR +
                         26 bps), 5/10/21                                                                       4,682,228
     5,950,000(a)        Toyota Motor Credit Corp., 2.785% (3 Month USD LIBOR +
                         17 bps), 9/18/20                                                                       5,953,586
     3,000,000(a)        Toyota Motor Credit Corp., 2.967% (3 Month USD LIBOR +
                         37 bps), 3/12/20                                                                       3,007,122
     5,487,000(a)        Toyota Motor Credit Corp., 3.033% (3 Month USD LIBOR +
                         26 bps), 4/17/20                                                                       5,495,919
     3,063,000(a)        Toyota Motor Credit Corp., 3.22% (3 Month USD LIBOR +
                         44 bps), 10/18/19                                                                      3,070,272
     6,525,000           Volkswagen Group of America Finance LLC, 2.125%,
                         5/23/19 (144A)                                                                         6,517,442
     5,550,000(a)        Volkswagen Group of America Finance LLC, 3.638%
                         (3 Month USD LIBOR + 94 bps), 11/12/21 (144A)                                          5,559,591
                                                                                                           --------------
                         Total Auto Manufacturers                                                          $   90,657,370
-------------------------------------------------------------------------------------------------------------------------
                         Banks -- 7.9%
     8,760,000(a)        Bank of America Corp., 3.421% (3 Month USD LIBOR +
                         66 bps), 7/21/21                                                                  $    8,780,980
     6,142,000(a)        Bank of America Corp., 3.667% (3 Month USD LIBOR +
                         87 bps), 4/1/19                                                                        6,142,000
     3,100,000(a)        Bank of America Corp., 3.921% (3 Month USD LIBOR +
                         116 bps), 1/20/23                                                                      3,138,176
     2,082,000(a)        Bank of America Corp., 4.181% (3 Month USD LIBOR +
                         142 bps), 4/19/21                                                                      2,124,587
     1,300,000           Bank of Montreal, 1.75%, 9/11/19                                                       1,294,554
     4,214,000(a)        Bank of Montreal, 3.051% (3 Month USD LIBOR +
                         44 bps), 6/15/20                                                                       4,226,006
     2,820,000(a)        Bank of Montreal, 3.137% (3 Month USD LIBOR +
                         34 bps), 7/13/20                                                                       2,825,351
     2,540,000(a)        Bank of Montreal, 3.43% (3 Month USD LIBOR +
                         65 bps), 7/18/19                                                                       2,544,651
     2,405,000           Bank of New York Mellon Corp., 2.3%, 9/11/19                                           2,401,397
     2,960,000(a)        Bank of New York Mellon Corp., 3.081% (3 Month USD
                         LIBOR + 48 bps), 9/11/19                                                               2,965,459
     4,015,000           Bank of New York Mellon Corp., 5.45%, 5/15/19                                          4,028,289
    15,811,000(a)        Bank of Nova Scotia, 3.201% (3 Month USD LIBOR +
                         44 bps), 4/20/21                                                                      15,867,793

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 73

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Banks -- (continued)
     8,050,000(a)        Banque Federative du Credit Mutuel SA, 3.251%
                         (3 Month USD LIBOR + 49 bps), 7/20/20 (144A)                                      $    8,066,094
     6,400,000(a)        Barclays Plc, 4.114% (3 Month USD LIBOR +
                         143 bps), 2/15/23                                                                      6,361,754
     2,905,000           BB&T Corp., 2.45%, 1/15/20                                                             2,899,153
     3,970,000(a)        BB&T Corp., 2.956% (3 Month USD LIBOR +
                         22 bps), 2/1/21                                                                        3,956,635
     3,065,000(a)        BB&T Corp., 3.502% (3 Month USD LIBOR +
                         72 bps), 1/15/20                                                                       3,078,378
    11,550,000           BPCE SA, 2.5%, 7/15/19                                                                11,540,875
     2,600,000           Branch Banking & Trust Co., 1.45%, 5/10/19                                             2,596,672
     3,000,000(a)        Branch Banking & Trust Co., 3.237% (3 Month USD
                         LIBOR + 45 bps), 1/15/20                                                               3,007,779
     4,450,000           Canadian Imperial Bank of Commerce, 1.6%, 9/6/19                                       4,430,079
     2,610,000(a)        Canadian Imperial Bank of Commerce, 3.128% (3 Month
                         USD LIBOR + 52 bps), 9/6/19                                                            2,615,048
     2,600,000           Capital One NA, 1.85%, 9/13/19                                                         2,588,234
     2,720,000           Capital One NA, 2.4%, 9/5/19                                                           2,714,649
     6,430,000(a)        Capital One NA, 3.373% (3 Month USD LIBOR +
                         77 bps), 9/13/19                                                                       6,442,539
     3,800,000(a)        Citibank NA, 2.875% (3 Month USD LIBOR +
                         26 bps), 9/18/19                                                                       3,803,956
     4,450,000(a)        Citibank NA, 3.056% (3 Month USD LIBOR +
                         32 bps), 5/1/20                                                                        4,454,388
     5,765,000(a)        Citibank NA, 3.342% (3 Month USD LIBOR +
                         57 bps), 7/23/21                                                                       5,784,244
     1,500,000(a)        Citigroup, Inc., 3.537% (3 Month USD LIBOR +
                         93 bps), 6/7/19                                                                        1,502,287
     4,100,000(a)        Citigroup, Inc., 3.573% (3 Month USD LIBOR +
                         79 bps), 1/10/20                                                                       4,117,356
     5,090,000(a)        Citizens Bank NA, 3.155% (3 Month USD LIBOR +
                         54 bps), 3/2/20                                                                        5,096,742
     4,410,000(a)        Citizens Bank NA, 3.216% (3 Month USD LIBOR +
                         57 bps), 5/26/20                                                                       4,414,145
     9,820,000(a)        Cooperatieve Rabobank UA, 3.195% (3 Month USD
                         LIBOR + 43 bps), 4/26/21                                                               9,847,655
     7,295,000(a)        Cooperatieve Rabobank UA, 3.207% (3 Month USD
                         LIBOR + 51 bps), 8/9/19                                                                7,306,963
     8,270,000           Credit Suisse AG, 2.3%, 5/28/19                                                        8,265,782
     4,765,000           Credit Suisse AG, 5.3%, 8/13/19                                                        4,807,819
     5,313,000           Credit Suisse Group Funding Guernsey, Ltd., 2.75%,
                         3/26/20                                                                                5,305,809
    11,340,000(a)        Danske Bank AS, 3.188% (3 Month USD LIBOR + 58 bps),
                         9/6/19 (144A)                                                                         11,332,353
    14,546,000(a)        DNB Bank ASA, 2.97% (3 Month USD LIBOR + 37 bps),
                         10/2/20 (144A)                                                                        14,546,575
     5,740,000           Fifth Third Bank, 1.625%, 9/27/19                                                      5,709,272

The accompanying notes are an integral part of these financial statements.

74 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Banks -- (continued)
     4,005,000(a)        Fifth Third Bank, 3.001% (3 Month USD LIBOR +
                         25 bps), 10/30/20                                                                 $    4,002,626
       455,000(a)        Fifth Third Bank, 3.199% (3 Month USD LIBOR +
                         59 bps), 9/27/19                                                                         455,883
     2,703,000(a)        Goldman Sachs Group, Inc., 3.792% (3 Month USD
                         LIBOR + 102 bps), 10/23/19                                                             2,715,257
     2,995,000(a)        Goldman Sachs Group, Inc., 3.811% (3 Month USD
                         LIBOR + 120 bps), 9/15/20                                                              3,025,844
     8,535,000(a)        Goldman Sachs Group, Inc., 4.131% (3 Month USD
                         LIBOR + 136 bps), 4/23/21                                                              8,660,341
     7,780,000(a)        HSBC Holdings Plc, 3.247% (3 Month USD LIBOR +
                         65 bps), 9/11/21                                                                       7,773,282
     6,770,000(a)        HSBC Holdings Plc, 3.283% (3 Month USD LIBOR +
                         60 bps), 5/18/21                                                                       6,766,368
       100,000(a)        ING Bank NV, 3.294% (3 Month USD LIBOR + 61 bps),
                         8/15/19 (144A)                                                                           100,209
       700,000(a)        ING Bank NV, 3.653% (3 Month USD LIBOR + 97 bps),
                         8/17/20 (144A)                                                                           706,536
     4,600,000(a)        JPMorgan Chase & Co., 3.151% (3 Month USD LIBOR +
                         55 bps), 3/9/21                                                                        4,604,377
     2,750,000(a)        JPMorgan Chase Bank NA, 2.98% (SOFRRATE +
                         55 bps), 10/19/20                                                                      2,751,186
     5,885,000(a)        JPMorgan Chase Bank NA, 3.105% (3 Month USD
                         LIBOR + 34 bps), 4/26/21                                                               5,881,884
     1,156,000           KeyBank NA, 1.6%, 8/22/19                                                              1,151,036
     5,500,000           KeyBank NA, 2.5%, 12/15/19                                                             5,491,112
     2,905,000(a)        KeyBank NA, 3.396% (3 Month USD LIBOR +
                         66 bps), 2/1/22                                                                        2,915,847
    12,892,000(a)        Lloyds Bank Plc, 3.229% (3 Month USD LIBOR +
                         49 bps), 5/7/21                                                                       12,864,394
       429,000           Macquarie Group, Ltd., 7.625%, 8/13/19 (144A)                                            436,388
     4,410,000           Manufacturers & Traders Trust Co., 2.25%, 7/25/19                                      4,404,443
     5,800,000(a)        Mitsubishi UFJ Financial Group, Inc., 3.307% (3 Month
                         USD LIBOR + 70 bps), 3/7/22                                                            5,808,872
     8,820,000(a)        Mitsubishi UFJ Financial Group, Inc., 3.415% (3 Month
                         USD LIBOR + 65 bps), 7/26/21                                                           8,835,505
     3,310,000           Mizuho Bank, Ltd., 2.65%, 9/25/19 (144A)                                               3,308,209
     5,075,000           Mizuho Financial Group, Inc., 2.273%, 9/13/21                                          4,988,215
     5,242,000(a)        Nordea Bank Abp, 3.099% (3 Month USD LIBOR +
                         47 bps), 5/29/20 (144A)                                                                5,253,562
     4,515,000(a)        Nordea Bank Abp, 3.221% (3 Month USD LIBOR +
                         62 bps), 9/30/19 (144A)                                                                4,525,418
     9,220,000           PNC Bank NA, 2.3%, 6/1/20                                                              9,179,504
     3,500,000(a)        Royal Bank of Canada, 2.869% (3 Month USD LIBOR +
                         24 bps), 8/29/19                                                                       3,503,233
     3,115,000(a)        Royal Bank of Canada, 2.995% (3 Month USD LIBOR +
                         38 bps), 3/2/20                                                                        3,122,348

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 75

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Banks -- (continued)
     3,960,000(a)        Royal Bank of Canada, 3.005% (3 Month USD LIBOR +
                         24 bps), 10/26/20                                                                 $    3,962,887
     2,500,000(a)        Royal Bank of Canada, 3.232% (3 Month USD LIBOR +
                         48 bps), 7/29/19                                                                       2,504,250
     5,435,000(a)        Skandinaviska Enskilda Banken AB, 3.113% (3 Month
                         USD LIBOR + 43 bps), 5/17/21 (144A)                                                    5,434,413
     9,025,000(a)        Skandinaviska Enskilda Banken AB, 3.178% (3 Month
                         USD LIBOR + 57 bps), 9/13/19 (144A)                                                    9,044,783
     3,779,000(a)        State Street Corp., 3.583% (3 Month USD LIBOR +
                         90 bps), 8/18/20                                                                       3,817,059
     3,950,000(a)        Sumitomo Mitsui Banking Corp., 3.09% (3 Month USD
                         LIBOR + 31 bps), 10/18/19                                                              3,954,029
     5,020,000(a)        Sumitomo Mitsui Banking Corp., 3.123% (3 Month USD
                         LIBOR + 35 bps), 1/17/20                                                               5,029,142
     3,150,000(a)        Sumitomo Mitsui Banking Corp., 3.149% (3 Month USD
                         LIBOR + 37 bps), 10/16/20                                                              3,152,553
     7,800,000(a)        SunTrust Bank, 3.274% (3 Month USD LIBOR +
                         53 bps), 1/31/20                                                                       7,823,684
     5,700,000(a)        Svenska Handelsbanken AB, 2.955% (3 Month USD
                         LIBOR + 36 bps), 9/8/20                                                                5,703,972
     3,750,000(a)        Svenska Handelsbanken AB, 3.098% (3 Month USD
                         LIBOR + 49 bps), 9/6/19                                                                3,757,169
     6,845,000(a)        Svenska Handelsbanken AB, 3.105% (3 Month USD
                         LIBOR + 49 bps), 6/17/19                                                               6,851,416
    11,387,000(a)        Toronto-Dominion Bank, 2.875% (3 Month USD LIBOR +
                         26 bps), 9/17/20                                                                      11,396,705
     2,600,000(a)        Toronto-Dominion Bank, 3.338% (3 Month USD LIBOR +
                         65 bps), 8/13/19                                                                       2,605,568
     4,849,000(a)        UBS AG, 3.106% (3 Month USD LIBOR + 48 bps),
                         12/1/20 (144A)                                                                         4,853,733
     9,635,000(a)        UBS AG, 3.333% (3 Month USD LIBOR +
                         64 bps), 8/14/19                                                                       9,656,539
     3,960,000(a)        US Bank NA, 2.912% (3 Month USD LIBOR +
                         14 bps), 10/23/20                                                                      3,963,677
     8,715,000(a)        US Bank NA, 3.048% (3 Month USD LIBOR +
                         31 bps), 2/4/21                                                                        8,727,817
     4,450,000(a)        US Bank NA, 3.085% (3 Month USD LIBOR +
                         32 bps), 4/26/21                                                                       4,452,154
     2,965,000(a)        US Bank NA, 3.099% (3 Month USD LIBOR +
                         32 bps), 1/24/20                                                                       2,971,162
     3,795,000(a)        Wells Fargo & Co., 3.431% (3 Month USD LIBOR +
                         68 bps), 1/30/20                                                                       3,813,033
     3,125,000(a)        Wells Fargo & Co., 3.889% (3 Month USD LIBOR +
                         111 bps), 1/24/23                                                                      3,156,018
     4,450,000(a)        Wells Fargo & Co., 3.955% (3 Month USD LIBOR +
                         134 bps), 3/4/21                                                                       4,526,210
     3,224,000(a)        Wells Fargo Bank NA, 3.017% (3 Month USD LIBOR +
                         23 bps), 1/15/20                                                                       3,227,754

The accompanying notes are an integral part of these financial statements.

76 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Banks -- (continued)
     3,775,000(a)        Wells Fargo Bank NA, 3.251% (3 Month USD LIBOR +
                         60 bps), 5/24/19                                                                  $    3,778,510
                                                                                                           --------------
                         Total Banks                                                                       $  464,328,594
-------------------------------------------------------------------------------------------------------------------------
                         Beverages -- 0.1%
     7,750,000           Anheuser-Busch InBev Worldwide, Inc.,
                         6.875%, 11/15/19                                                                  $    7,934,937
                                                                                                           --------------
                         Total Beverages                                                                   $    7,934,937
-------------------------------------------------------------------------------------------------------------------------
                         Biotechnology -- 0.4%
     4,500,000           Amgen, Inc., 1.9%, 5/10/19                                                        $    4,497,324
     3,265,000(a)        Amgen, Inc., 3.017% (3 Month USD LIBOR +
                         32 bps), 5/10/19                                                                       3,266,235
     5,315,000(a)        Amgen, Inc., 3.147% (3 Month USD LIBOR +
                         45 bps), 5/11/20                                                                       5,330,994
     3,484,000(a)        Amgen, Inc., 3.263% (3 Month USD LIBOR +
                         60 bps), 5/22/19                                                                       3,486,897
     5,671,000           Celgene Corp., 2.25%, 5/15/19                                                          5,667,172
                                                                                                           --------------
                         Total Biotechnology                                                               $   22,248,622
-------------------------------------------------------------------------------------------------------------------------
                         Building Materials -- 0.0%+
     2,477,000(a)        Martin Marietta Materials, Inc., 3.133% (3 Month USD
                         LIBOR + 50 bps), 12/20/19                                                         $    2,474,357
                                                                                                           --------------
                         Total Building Materials                                                          $    2,474,357
-------------------------------------------------------------------------------------------------------------------------
                         Chemicals -- 0.1%
     2,745,000(a)        DowDuPont, Inc., 3.394% (3 Month USD LIBOR +
                         71 bps), 11/15/20                                                                 $    2,764,003
     3,235,000(a)        EI du Pont de Nemours & Co., 3.266% (3 Month
                         USD LIBOR + 53 bps), 5/1/20                                                            3,244,174
                                                                                                           --------------
                         Total Chemicals                                                                   $    6,008,177
-------------------------------------------------------------------------------------------------------------------------
                         Commercial Services -- 0.0%+
       535,000           ERAC USA Finance LLC, 2.35%, 10/15/19 (144A)                                      $      533,443
                                                                                                           --------------
                         Total Commercial Services                                                         $      533,443
-------------------------------------------------------------------------------------------------------------------------
                         Diversified Financial Services -- 1.0%
     7,510,000(a)        AIG Global Funding, 3.08% (3 Month USD LIBOR +
                         48 bps), 7/2/20 (144A)                                                            $    7,525,407
     3,970,000(a)        American Express Co., 3.081% (3 Month USD LIBOR +
                         33 bps), 10/30/20                                                                      3,969,099
     5,880,000(a)        American Express Credit Corp., 3.045% (3 Month USD
                         LIBOR + 43 bps), 3/3/20                                                                5,888,346
     4,430,000(a)        American Express Credit Corp., 3.068% (3 Month USD
                         LIBOR + 33 bps), 5/3/19                                                                4,430,000
     3,085,000(a)        American Express Credit Corp., 3.321% (3 Month USD
                         LIBOR + 57 bps), 10/30/19                                                              3,093,025
     4,005,000(a)        Capital One Financial Corp., 3.201% (3 Month USD
                         LIBOR + 45 bps), 10/30/20                                                              4,006,682

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 77

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Diversified Financial Services -- (continued)
    12,910,000(a)        Charles Schwab Corp., 2.961% (3 Month USD LIBOR +
                         32 bps), 5/21/21                                                                  $   12,904,883
     6,275,000(a)        Federation des Caisses Desjardins du Quebec, 3.081%
                         (3 Month USD LIBOR + 33 bps), 10/30/20 (144A)                                          6,278,314
     2,635,000(a)        Mizuho Securities USA LLC, 2.802% (3 Month USD
                         LIBOR + 20 bps), 9/24/19 (144A)                                                        2,637,363
     3,597,000           TD Ameritrade Holding Corp., 5.6%, 12/1/19                                             3,663,972
                                                                                                           --------------
                         Total Diversified Financial Services                                              $   54,397,091
-------------------------------------------------------------------------------------------------------------------------
                         Electric -- 0.3%
     1,750,000           Dominion Energy, Inc., 1.6%, 8/15/19                                              $    1,741,729
     4,967,000(a)        Duke Energy Progress LLC, 2.775% (3 Month USD
                         LIBOR + 18 bps), 9/8/20                                                                4,962,838
     5,584,000           Eversource Energy, 4.5%, 11/15/19                                                      5,635,711
     4,505,000           NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/19                                    4,505,000
     1,873,000(a)        Sempra Energy, 3.287% (3 Month USD LIBOR +
                         50 bps), 1/15/21                                                                       1,857,246
                                                                                                           --------------
                         Total Electric                                                                    $   18,702,524
-------------------------------------------------------------------------------------------------------------------------
                         Food -- 0.0%+
     2,795,000(a)        Conagra Brands, Inc., 3.511% (3 Month USD LIBOR +
                         75 bps), 10/22/20                                                                 $    2,791,610
       900,000(a)        Tyson Foods, Inc., 3.165% (3 Month USD LIBOR +
                         55 bps), 6/2/20                                                                          899,270
                                                                                                           --------------
                         Total Food                                                                        $    3,690,880
-------------------------------------------------------------------------------------------------------------------------
                         Gas -- 0.1%
     5,865,000           Dominion Energy Gas Holdings LLC, 2.5%, 12/15/19                                  $    5,848,599
                                                                                                           --------------
                         Total Gas                                                                         $    5,848,599
-------------------------------------------------------------------------------------------------------------------------
                         Healthcare-Products -- 0.2%
     2,310,000           Becton Dickinson & Co., 2.133%, 6/6/19                                            $    2,306,813
     1,066,000           Becton Dickinson & Co., 2.675%, 12/15/19                                               1,062,558
     2,990,000(a)        Becton Dickinson & Co., 3.476% (3 Month USD
                         LIBOR + 88 bps), 12/29/20                                                              2,990,274
     2,680,000(a)        Medtronic, Inc., 3.411% (3 Month USD LIBOR +
                         80 bps), 3/15/20                                                                       2,696,426
                                                                                                           --------------
                         Total Healthcare-Products                                                         $    9,056,071
-------------------------------------------------------------------------------------------------------------------------
                         Healthcare-Services -- 0.3%
     9,456,000           Anthem, Inc., 2.25%, 8/15/19                                                      $    9,438,367
     5,945,000(a)        UnitedHealth Group, Inc., 2.857% (3 Month USD LIBOR +
                         7 bps), 10/15/20                                                                       5,940,725
                                                                                                           --------------
                         Total Healthcare-Services                                                         $   15,379,092
-------------------------------------------------------------------------------------------------------------------------
                         Insurance -- 1.6%
     5,525,001(a)        Allstate Corp., 3.031% (3 Month USD LIBOR +
                         43 bps), 3/29/21                                                                  $    5,518,751

The accompanying notes are an integral part of these financial statements.

78 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Insurance -- (continued)
             3(a)        Ambac LSNI LLC, 7.592% (3 Month USD LIBOR +
                         500 bps), 2/12/23 (144A)                                                          $            3
     5,955,000           American International Group, Inc., 2.3%, 7/16/19                                      5,945,270
     3,600,000(a)        Berkshire Hathaway Finance Corp., 2.944% (3 Month
                         USD LIBOR + 26 bps), 8/15/19                                                           3,603,935
     2,611,000           Chubb INA Holdings, Inc., 5.9%, 6/15/19                                                2,627,092
     4,720,000           MassMutual Global Funding II, 1.55%, 10/11/19 (144A)                                   4,692,479
     7,321,000           Metropolitan Life Global Funding I, 1.55%, 9/13/19 (144A)                              7,282,714
       550,000           Metropolitan Life Global Funding I, 1.75%, 9/19/19 (144A)                                547,528
     3,705,000(a)        Metropolitan Life Global Funding I, 2.845% (3 Month
                         USD LIBOR + 22 bps), 9/19/19 (144A)                                                    3,707,328
     5,090,000(a)        Metropolitan Life Global Funding I, 2.997% (3 Month
                         USD LIBOR + 40 bps), 6/12/20 (144A)                                                    5,104,513
     8,725,000(a)        New York Life Global Funding, 3.016% (3 Month USD
                         LIBOR + 28 bps), 1/28/21 (144A)                                                        8,728,429
     4,531,000(a)        New York Life Global Funding, 3.054% (3 Month USD
                         LIBOR + 32 bps), 8/6/21 (144A)                                                         4,541,325
     2,211,000(a)        New York Life Global Funding, 3.067% (3 Month USD
                         LIBOR + 27 bps), 4/9/20 (144A)                                                         2,214,619
     4,204,000(a)        New York Life Global Funding, 3.169% (3 Month USD
                         LIBOR + 39 bps), 10/24/19 (144A)                                                       4,211,953
     4,270,000           Pricoa Global Funding I, 1.45%, 9/13/19 (144A)                                         4,244,158
     1,552,000           Pricoa Global Funding I, 2.2%, 5/16/19 (144A)                                          1,550,911
     4,510,000           Principal Life Global Funding II, 1.5%, 4/18/19 (144A)                                 4,507,670
     7,738,000           Protective Life Corp., 7.375%, 10/15/19                                                7,918,599
       875,000           Protective Life Global Funding, 1.555%, 9/13/19 (144A)                                   870,246
     4,765,000(a)        Protective Life Global Funding, 3.117% (3 Month USD
                         LIBOR + 52 bps), 6/28/21 (144A)                                                        4,772,163
     3,811,000           Prudential Financial, Inc., 2.35%, 8/15/19                                             3,803,977
     4,715,000           Prudential Financial, Inc., 7.375%, 6/15/19                                            4,756,273
                                                                                                           --------------
                         Total Insurance                                                                   $   91,149,936
-------------------------------------------------------------------------------------------------------------------------
                         Machinery-Construction & Mining -- 0.2%
     4,480,000(a)        Caterpillar Financial Services Corp., 2.841% (3 Month
                         USD LIBOR + 23 bps), 3/15/21                                                      $    4,483,072
     5,495,000(a)        Caterpillar Financial Services Corp., 2.864% (3 Month
                         USD LIBOR + 18 bps), 5/15/20                                                           5,494,849
     2,600,000(a)        Caterpillar Financial Services Corp., 2.887% (3 Month
                         USD LIBOR + 28 bps), 9/7/21                                                            2,596,319
                                                                                                           --------------
                         Total Machinery-Construction & Mining                                             $   12,574,240
-------------------------------------------------------------------------------------------------------------------------
                         Machinery-Diversified -- 0.3%
     7,295,000(a)        John Deere Capital Corp., 2.861% (3 Month USD
                         LIBOR + 26 bps), 9/10/21                                                          $    7,279,658
     5,512,000(a)        John Deere Capital Corp., 2.987% (3 Month USD
                         LIBOR + 38 bps), 3/7/22                                                                5,507,293

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 79

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Machinery-Diversified -- (continued)
     3,000,000(a)        John Deere Capital Corp., 3.203% (3 Month USD
                         LIBOR + 42 bps), 7/10/20                                                          $    3,011,490
                                                                                                           --------------
                         Total Machinery-Diversified                                                       $   15,798,441
-------------------------------------------------------------------------------------------------------------------------
                         Media -- 0.3%
     8,000,000(a)        Comcast Corp., 2.922% (3 Month USD LIBOR +
                         33 bps), 10/1/20                                                                  $    8,011,070
     8,779,000(a)        NBCUniversal Enterprise, Inc., 2.992% (3 Month USD
                         LIBOR + 40 bps), 4/1/21 (144A)                                                         8,789,913
                                                                                                           --------------
                         Total Media                                                                       $   16,800,983
-------------------------------------------------------------------------------------------------------------------------
                         Oil & Gas -- 0.8%
     1,000,000           BP Capital Markets Plc, 1.768%, 9/19/19                                           $      996,022
     4,805,000           BP Capital Markets Plc, 2.237%, 5/10/19                                                4,802,742
     5,685,000           BP Capital Markets Plc, 2.315%, 2/13/20                                                5,671,838
     1,013,000(a)        BP Capital Markets Plc, 3.237% (3 Month USD LIBOR +
                         54 bps), 5/10/19                                                                       1,013,510
     5,766,000(a)        BP Capital Markets Plc, 3.485% (3 Month USD LIBOR +
                         87 bps), 9/16/21                                                                       5,845,732
     3,115,000(a)        Chevron Corp., 2.825% (3 Month USD LIBOR +
                         21 bps), 3/3/20                                                                        3,117,664
     2,765,000(a)        Chevron Corp., 3.094% (3 Month USD LIBOR +
                         41 bps), 11/15/19                                                                      2,771,355
     3,652,000(a)        Chevron Corp., 3.633% (3 Month USD LIBOR +
                         95 bps), 5/16/21                                                                       3,708,167
     8,710,000(a)        Phillips 66, 3.246% (3 Month USD LIBOR +
                         60 bps), 2/26/21                                                                       8,710,203
     3,132,000(a)        Shell International Finance BV, 2.947% (3 Month USD
                         LIBOR + 35 bps), 9/12/19                                                               3,137,446
     5,345,000           Total Capital SA, 4.45%, 6/24/20                                                       5,464,083
                                                                                                           --------------
                         Total Oil & Gas                                                                   $   45,238,762
-------------------------------------------------------------------------------------------------------------------------
                         Pharmaceuticals -- 1.0%
     4,670,000(a)        Bayer US Finance II LLC, 3.232% (3 Month USD LIBOR +
                         63 bps), 6/25/21 (144A)                                                           $    4,629,627
    10,815,000           Cardinal Health, Inc., 1.948%, 6/14/19                                                10,795,611
     6,730,000(a)        Cigna Corp., 3.265% (3 Month USD LIBOR + 65 bps),
                         9/17/21 (144A)                                                                         6,725,111
     1,745,000           CVS Health Corp., 3.125%, 3/9/20                                                       1,749,804
    15,575,000(a)        CVS Health Corp., 3.231% (3 Month USD LIBOR +
                         63 bps), 3/9/20                                                                       15,610,433
     2,617,000           Express Scripts Holding Co., 2.25%, 6/15/19                                            2,612,984
     6,940,000           Shire Acquisitions Investments Ireland, DAC,
                         1.9%, 9/23/19                                                                          6,910,019
    11,060,000(a)        Zoetis, Inc., 3.084% (3 Month USD LIBOR +
                         44 bps), 8/20/21                                                                      10,982,138
                                                                                                           --------------
                         Total Pharmaceuticals                                                             $   60,015,727
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

80 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Pipelines -- 0.2%
     8,975,000           Enable Midstream Partners LP, 2.4%, 5/15/19                                       $    8,967,626
     4,750,000           TransCanada PipeLines, Ltd., 2.125%, 11/15/19                                          4,729,721
                                                                                                           --------------
                         Total Pipelines                                                                   $   13,697,347
-------------------------------------------------------------------------------------------------------------------------
                         REITS -- 0.2%
    13,158,000           Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                             $   13,135,322
     1,153,000           ERP Operating LP, 2.375%, 7/1/19                                                       1,151,887
                                                                                                           --------------
                         Total REITS                                                                       $   14,287,209
-------------------------------------------------------------------------------------------------------------------------
                         Retail -- 0.3%
     5,772,000           Alimentation Couche-Tard, Inc., 2.35%,
                         12/13/19 (144A)                                                                   $    5,745,789
     6,590,000(a)        Alimentation Couche-Tard, Inc., 3.108% (3 Month USD
                         LIBOR + 50 bps), 12/13/19 (144A)                                                       6,588,768
     4,517,000(a)        Home Depot, Inc., 2.749% (3 Month USD LIBOR +
                         15 bps), 6/5/20                                                                        4,517,130
                                                                                                           --------------
                         Total Retail                                                                      $   16,851,687
-------------------------------------------------------------------------------------------------------------------------
                         Telecommunications -- 0.4%
     6,249,000(a)        AT&T, Inc., 3.531% (3 Month USD LIBOR +
                         93 bps), 6/30/20                                                                  $    6,293,780
     2,885,000           Deutsche Telekom International Finance BV, 2.225%,
                         1/17/20 (144A)                                                                         2,868,880
     2,990,000(a)        Deutsche Telekom International Finance BV, 3.353%
                         (3 Month USD LIBOR + 58 bps), 1/17/20 (144A)                                           2,995,191
     5,380,000           Orange SA, 1.625%, 11/3/19                                                             5,345,137
     6,771,000           Orange SA, 5.375%, 7/8/19                                                              6,817,628
                                                                                                           --------------
                         Total Telecommunications                                                          $   24,320,616
-------------------------------------------------------------------------------------------------------------------------
                         Transportation -- 0.1%
     4,524,000           Union Pacific Corp., 1.8%, 2/1/20                                                 $    4,486,757
                                                                                                           --------------
                         Total Transportation                                                              $    4,486,757
-------------------------------------------------------------------------------------------------------------------------
                         Trucking & Leasing -- 0.3%
     1,400,000(a)        Aviation Capital Group LLC, 3.421% (3 Month USD
                         LIBOR + 67 bps), 7/30/21 (144A)                                                   $    1,391,455
     4,854,000           GATX Corp., 2.6%, 3/30/20                                                              4,838,889
     5,010,000(a)        GATX Corp., 3.453% (3 Month USD LIBOR + 72 bps),
                         11/5/21                                                                                4,984,183
     4,725,000           Penske Truck Leasing Co. LP/PTL Finance Corp., 2.5%,
                         6/15/19 (144A)                                                                         4,718,565
                                                                                                           --------------
                         Total Trucking & Leasing                                                          $   15,933,092
-------------------------------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS
                         (Cost $1,063,234,038)                                                             $1,061,252,336
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 81

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         INSURANCE-LINKED SECURITIES --
                         3.6% of Net Assets(d)
                         Catastrophe Linked Bonds -- 2.2%
                         Earthquakes -- California -- 0.1%
     3,750,000(a)        Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A)                                    $    3,708,750
     1,800,000(a)        Ursa Re, 4.0% (ZERO + 400 bps), 12/10/19 (144A)                                        1,780,200
     1,600,000(a)        Ursa Re, 6.396% (3 Month U.S. Treasury Bill + 400 bps),
                         12/10/20 (144A)                                                                        1,580,800
       500,000(a)        Ursa Re, 7.496% (3 Month U.S. Treasury Bill + 510 bps),
                         9/24/21 (144A)                                                                           490,500
                                                                                                           --------------
                                                                                                           $    7,560,250
-------------------------------------------------------------------------------------------------------------------------
                         Earthquakes -- Chile -- 0.0%+
     1,800,000(a)        International Bank for Reconstruction & Development,
                         4.984% (3 Month USD LIBOR + 250 bps),
                         2/15/21 (144A)                                                                    $    1,797,660
-------------------------------------------------------------------------------------------------------------------------
                         Earthquakes -- Colombia -- 0.0%+
     1,300,000(a)        International Bank for Reconstruction & Development,
                         5.484% (3 Month USD LIBOR + 300 bps),
                         2/15/21 (144A)                                                                    $    1,300,650
-------------------------------------------------------------------------------------------------------------------------
                         Earthquakes -- Japan -- 0.1%
       500,000(a)        Kizuna Re II, 4.271% (3 Month U.S. Treasury Bill +
                         188 bps), 4/11/23 (144A)                                                          $      494,800
     2,500,000(a)        Nakama Re, 4.432% (3 Month USD LIBOR + 200 bps),
                         4/13/23 (144A)                                                                         2,471,750
     2,500,000(a)        Nakama Re, 4.841% (6 Month USD LIBOR + 220 bps),
                         10/13/21 (144A)                                                                        2,484,250
                                                                                                           --------------
                                                                                                           $    5,450,800
-------------------------------------------------------------------------------------------------------------------------
                         Earthquakes -- Mexico -- 0.0%+
     1,400,000(a)        International Bank for Reconstruction & Development,
                         4.984% (3 Month USD LIBOR + 250 bps),
                         2/14/20 (144A)                                                                    $    1,395,520
-------------------------------------------------------------------------------------------------------------------------
                         Earthquakes -- Peru -- 0.0%+
     1,000,000(a)        International Bank for Reconstruction & Development,
                         8.484% (3 Month USD LIBOR + 600 bps),
                         2/15/21 (144A)                                                                    $      998,300
-------------------------------------------------------------------------------------------------------------------------
                         Earthquakes -- U.S. -- 0.1%
     2,000,000(a)        Acorn Re, 5.329% (3 Month USD LIBOR + 275 bps),
                         11/10/21 (144A)                                                                   $    1,997,800
     2,350,000(a)        Kilimanjaro Re, 6.146% (3 Month U.S. Treasury Bill +
                         375 bps), 11/25/19 (144A)                                                              2,327,675
                                                                                                           --------------
                                                                                                           $    4,325,475
-------------------------------------------------------------------------------------------------------------------------
                         Earthquakes -- U.S. Regional -- 0.0%+
       500,000(a)        Merna Re, 4.396% (3 Month U.S. Treasury Bill +
                         200 bps), 4/8/21 (144A)                                                           $      500,000
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Health -- U.S. -- 0.1%
     2,000,000(a)        Vitality Re VII, 4.546% (3 Month U.S. Treasury Bill +
                         215 bps), 1/7/20 (144A)                                                           $    2,006,800
     1,000,000(a)        Vitality Re VII, 5.046% (3 Month U.S. Treasury Bill +
                         265 bps), 1/7/20 (144A)                                                                1,007,900
                                                                                                           --------------
                                                                                                           $    3,014,700
-------------------------------------------------------------------------------------------------------------------------
                         Hurricane -- Gulf Region -- 0.2%
    11,650,000(a)        Alamo Re, 6.786% (3 Month U.S. Treasury Bill +
                         439 bps), 6/7/19 (144A)                                                           $   11,606,895
-------------------------------------------------------------------------------------------------------------------------
                         Hurricane -- U.S. -- 0.0%+
       250,000(a)        Bowline Re, 10.896% (3 Month U.S. Treasury Bill +
                         850 bps), 3/20/23 (144A)                                                          $      249,725
-------------------------------------------------------------------------------------------------------------------------
                         Multiperil -- Japan -- 0.0%+
       250,000(a)        Akibare Re, 4.482% (3 Month USD LIBOR + 190 bps),
                         4/7/22 (144A)                                                                     $      244,375
       500,000(a)        Akibare Re, 4.492% (3 Month USD LIBOR + 190 bps),
                         4/7/22 (144A)                                                                            490,100
                                                                                                           --------------
                                                                                                           $      734,475
-------------------------------------------------------------------------------------------------------------------------
                         Multiperil -- U.S. -- 0.7%
     4,500,000(a)        Bowline Re, 6.896% (3 Month U.S. Treasury Bill +
                         450 bps), 5/23/22 (144A)                                                          $    4,466,700
     2,250,000(a)        Caelus Re IV, 7.926% (3 Month U.S. Treasury Bill +
                         553 bps), 3/6/20 (144A)                                                                2,205,900
     1,250,000(a)        Caelus Re V, 2.896% (1 Month U.S. Treasury Bill +
                         50 bps), 6/5/20 (144A)                                                                   312,500
     1,000,000(a)        Caelus Re V, 5.606% (3 Month U.S. Treasury Bill +
                         321 bps), 6/5/20 (144A)                                                                  900,900
       500,000(a)        Caelus Re V, 5.896% (3 Month U.S. Treasury Bill +
                         350 bps), 6/7/21 (144A)                                                                  480,000
       750,000(a)        Caelus Re V, 6.896% (3 Month U.S. Treasury Bill +
                         450 bps), 6/7/21 (144A)                                                                  716,475
       500,000(a)        Fortius Re II, 6.079% (6 Month USD LIBOR + 362 bps),
                         7/7/21 (144A)                                                                            496,400
     4,350,000(a)        Kilimanjaro Re, 7.245% (3 Month USD LIBOR + 465 bps),
                         5/6/22 (144A)                                                                          4,293,015
     2,750,000(a)        Kilimanjaro Re, 9.146% (3 Month U.S. Treasury Bill +
                         675 bps), 12/6/19 (144A)                                                               2,758,250
     2,000,000(a)        Kilimanjaro Re, 11.646% (3 Month U.S. Treasury Bill +
                         925 bps), 12/6/19 (144A)                                                               2,006,000
     3,000,000(a)        Kilimanjaro II Re, 8.061% (6 Month USD LIBOR +
                         572 bps), 4/20/21 (144A)                                                               3,016,500
     1,700,000(a)        Kilimanjaro II Re, 9.501% (6 Month USD LIBOR +
                         714 bps), 4/21/22 (144A)                                                               1,699,150
     1,000,000(a)        Northshore Re II, 9.606% (3 Month U.S. Treasury Bill +
                         721 bps), 7/6/20 (144A)                                                                  996,500
     2,000,000+(a)       Panthera Re, 5.896% (3 Month U.S. Treasury Bill +
                         350 bps), 3/9/20 (144A)                                                                2,003,200

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 83

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Multiperil -- U.S.-- (continued)
     1,000,000(a)        Residential Reinsurance 2015, 9.176% (3 Month U.S.
                         Treasury Bill + 678 bps), 12/6/19 (144A)                                          $      983,400
     2,350,000(a)        Residential Reinsurance 2016, 6.216% (3 Month U.S.
                         Treasury Bill + 382 bps), 12/6/20 (144A)                                               2,332,375
     2,100,000(a)        Residential Reinsurance 2017, 5.446% (3 Month U.S.
                         Treasury Bill + 305 bps), 6/6/21 (144A)                                                2,081,520
     2,900,000(a)        Residential Reinsurance 2017, 7.936% (3 Month U.S.
                         Treasury Bill + 554 bps), 12/6/21 (144A)                                               2,836,200
     1,250,000(a)        Residential Reinsurance 2018, 5.646% (3 Month U.S.
                         Treasury Bill + 325 bps), 6/6/22 (144A)                                                1,233,875
       300,000(a)        Sanders Re, 5.432% (6 Month USD LIBOR + 307 bps),
                         12/6/21 (144A)                                                                           296,700
     2,500,000(a)        Skyline Re, 4.896% (3 Month U.S. Treasury Bill +
                         250 bps), 1/6/20 (144A)                                                                2,505,000
     3,350,000(a)        Tailwind Re, 9.366% (3 Month U.S. Treasury Bill +
                         697 bps), 1/8/22 (144A)                                                                3,312,815
                                                                                                           --------------
                                                                                                           $   41,933,375
-------------------------------------------------------------------------------------------------------------------------
                         Multiperil -- U.S. Regional -- 0.2%
     2,650,000(a)        Bonanza Re, 6.513% (6 Month USD LIBOR + 398 bps),
                         12/31/19 (144A)                                                                   $    2,604,685
     1,000,000(a)        First Coast Re, 6.216% (3 Month U.S. Treasury Bill +
                         382 bps), 6/7/19 (144A)                                                                1,000,600
     4,000,000(a)        Long Point Re III, 5.342% (3 Month U.S. Treasury
                         Bill + 275 bps), 6/1/22 (144A)                                                         3,991,600
     2,600,000(a)        MetroCat Re, 6.096% (3 Month U.S. Treasury Bill +
                         370 bps), 5/8/20 (144A)                                                                2,590,380
                                                                                                           --------------
                                                                                                           $   10,187,265
-------------------------------------------------------------------------------------------------------------------------
                         Multiperil -- Worldwide -- 0.2%
     3,300,000(a)        Galilei Re, 7.306% (6 Month USD LIBOR + 479 bps),
                         1/8/20 (144A)                                                                     $    3,285,810
     1,250,000(a)        Galilei Re, 7.326% (6 Month USD LIBOR + 479 bps),
                         1/8/21 (144A)                                                                          1,248,250
     2,800,000(a)        Galilei Re, 8.116% (6 Month USD LIBOR + 560 bps),
                         1/8/20 (144A)                                                                          2,787,960
     2,300,000(a)        Galilei Re, 8.136% (6 Month USD LIBOR + 560 bps),
                         1/8/21 (144A)                                                                          2,294,710
     1,500,000(a)        Galilei Re, 9.296% (6 Month USD LIBOR + 678 bps),
                         1/8/20 (144A)                                                                          1,496,250
     1,550,000(a)        Galilei Re, 9.316% (6 Month USD LIBOR + 678 bps),
                         1/8/21 (144A)                                                                          1,539,770
       250,000(a)        Galileo Re, 10.054% (3 Month USD LIBOR + 750 bps),
                         11/6/20 (144A)                                                                           248,725
     1,250,000(a)        Kendall Re, 7.824% (3 Month USD LIBOR + 525 bps),
                         5/6/21 (144A)                                                                          1,236,500
                                                                                                           --------------
                                                                                                           $   14,137,975
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

84 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Pandemic -- Worldwide -- 0.0%+
     1,250,000(a)        International Bank for Reconstruction & Development,
                         9.527% (6 Month USD LIBOR + 690 bps), 7/15/20                                     $    1,253,875
-------------------------------------------------------------------------------------------------------------------------
                         Windstorm -- Florida -- 0.1%
     2,500,000(a)        Casablanca Re, 6.415% (6 Month USD LIBOR + 393 bps),
                         6/4/20 (144A)                                                                     $    2,514,750
     2,500,000(a)        Integrity Re, 5.523% (6 Month USD LIBOR + 324 bps),
                         6/10/20 (144A)                                                                         2,488,250
     1,000,000(a)        Integrity Re, 6.253% (3 Month USD LIBOR + 375 bps),
                         6/10/22 (144A)                                                                           992,800
       500,000(a)        Integrity Re, 6.403% (6 Month USD LIBOR + 412 bps),
                         6/10/20 (144A)                                                                           495,650
                                                                                                           --------------
                                                                                                           $    6,491,450
-------------------------------------------------------------------------------------------------------------------------
                         Windstorm -- Japan -- 0.1%
     1,500,000(a)        Aozora Re, 4.323% (6 Month USD LIBOR + 200 bps),
                         4/7/21 (144A)                                                                     $    1,484,100
       500,000(a)        Aozora Re, 4.721% (6 Month USD LIBOR + 224 bps),
                         4/7/20 (144A)                                                                            493,750
                                                                                                           --------------
                                                                                                           $    1,977,850
-------------------------------------------------------------------------------------------------------------------------
                         Windstorm -- Massachusetts -- 0.1%
     3,000,000(a)        Cranberry Re, 4.279% (6 Month USD LIBOR + 200 bps),
                         7/13/20 (144A)                                                                    $    2,964,300
-------------------------------------------------------------------------------------------------------------------------
                         Windstorm -- Mexico -- 0.0%+
       400,000(a)        International Bank for Reconstruction & Development,
                         8.275% (6 Month USD LIBOR + 590 bps),
                         12/20/19 (144A)                                                                   $      397,360
-------------------------------------------------------------------------------------------------------------------------
                         Windstorm -- Texas -- 0.1%
     2,300,000(a)        Alamo Re, 5.646% (1 Month U.S. Treasury Bill +
                         325 bps), 6/7/21 (144A)                                                           $    2,281,600
     2,000,000(a)        Alamo Re, 7.246% (3 Month U.S. Treasury Bill +
                         485 bps), 6/8/20 (144A)                                                                2,001,000
                                                                                                           --------------
                                                                                                           $    4,282,600
-------------------------------------------------------------------------------------------------------------------------
                         Windstorm -- U.S. Multistate -- 0.0%+
     3,475,000(a)        Citrus Re, 2.896% (1 Month U.S. Treasury Bill + 50 bps),
                         4/9/20 (144A)                                                                     $    1,216,250
-------------------------------------------------------------------------------------------------------------------------
                         Windstorm -- U.S. Regional -- 0.1%
     2,500,000(a)        Cape Lookout Re, 6.646% (1 Month U.S. Treasury Bill +
                         425 bps), 2/25/22 (144A)                                                          $    2,486,250
-------------------------------------------------------------------------------------------------------------------------
                         Windstorm -- Worldwide -- 0.0%+
     1,750,000(a)        Queen Street XI Re, 8.546% (3 Month U.S. Treasury
                         Bill + 615 bps), 6/7/19 (144A)                                                    $    1,764,175
                                                                                                           --------------
                         Total Catastrophe Linked Bonds                                                    $  128,027,175
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 85

-------------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Collateralized Reinsurance -- 0.3%
                         Earthquakes -- California -- 0.0%+
     2,000,000+(e)       Resilience Re, 10/15/19                                                           $    2,153,200
-------------------------------------------------------------------------------------------------------------------------
                         Hurricane -- U.S. -- 0.0%+
     2,600,000+(e)       Oakmont Re 2018-2, 4/30/19                                                        $       58,760
-------------------------------------------------------------------------------------------------------------------------
                         Multiperil -- Massachusetts -- 0.1%
     4,000,000+(e)       Denning Re 2018, 7/15/19                                                          $    4,004,373
-------------------------------------------------------------------------------------------------------------------------
                         Multiperil -- U.S. -- 0.0%+
     1,500,000+(e)       Kingsbarns Re 2017, 5/15/19                                                       $      229,800
-------------------------------------------------------------------------------------------------------------------------
                         Multiperil -- U.S. Regional -- 0.1%
     1,563,421+          Ailsa Re 2018, 6/15/19                                                            $    1,567,043
     1,000,000+(e)       Cerulean Re 2018, 6/15/19                                                              1,010,940
     2,000,000+(e)       EC0012 Re, 6/15/19                                                                     1,980,000
                                                                                                           --------------
                                                                                                           $    4,557,983
-------------------------------------------------------------------------------------------------------------------------
                         Multiperil -- Worldwide -- 0.1%
     1,000,000+(e)       Cypress Re 2017, 1/10/20                                                          $       86,600
       500,000+(e)       Dingle Re 2019, 2/1/20                                                                   459,250
     3,688,762+          Kilarney Re 2018, 4/15/20                                                              3,327,263
        24,000+          Limestone Re 2016-1, 8/31/21                                                              88,548
        40,000+          Limestone Re 2016-1, 8/31/21                                                             147,580
     2,000,000+(e)       Resilience Re, 4/8/19                                                                  2,049,600
     2,000,000+(e)       Resilience Re, 5/1/19                                                                     20,000
     2,500,000+(e)       Resilience Re, 12/31/19                                                                      250
       500,000+(e)       Wentworth Re 2019-1, 12/31/22                                                            446,994
                                                                                                           --------------
                                                                                                           $    6,626,085
-------------------------------------------------------------------------------------------------------------------------
                         Windstorm -- Florida -- 0.0%+
     2,000,000+          Formby Re 2018, 6/15/19                                                           $    2,037,431
       685,024+          Formby Re 2018-2, 6/30/19                                                                  5,617
       800,000+          Portrush Re 2017, 6/15/19                                                                530,320
                                                                                                           --------------
                                                                                                           $    2,573,368
-------------------------------------------------------------------------------------------------------------------------
                         Windstorm -- U.S. Regional -- 0.0%+
     1,263,877+          Hillside Re 2018, 7/1/19                                                          $       22,118
       500,000+          Oakmont Re 2017, 4/15/20                                                                   5,750
     1,087,740+          Oakmont Re 2018, 4/15/19                                                               1,033,427
     4,000,000+          Promissum Re 2018, 6/15/19                                                               292,800
     1,500,000+(e)       Resilience Re, 6/15/19                                                                 1,564,800
                                                                                                           --------------
                                                                                                           $    2,918,895
                                                                                                           --------------
                         Total Collateralized Reinsurance                                                  $   23,122,464
-------------------------------------------------------------------------------------------------------------------------
                         Industry Loss Warranties -- 0.0%+
                         Multiperil -- U.S. -- 0.0%+
     2,660,900+          Cypress Re 2018, 4/15/19                                                          $    2,487,675
                                                                                                           --------------
                         Total Industry Loss Warranties                                                    $    2,487,675
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Reinsurance Sidecars -- 1.1%
                         All Natural Peril -- Worldwide -- 0.1%
     3,579,693+(e)       Eden Re II, 3/22/23 (144A)                                                        $    3,680,999
     1,765,095+(e)       Versutus Re 2019-A, 12/31/21                                                           1,788,747
                                                                                                           --------------
                                                                                                           $    5,469,746
-------------------------------------------------------------------------------------------------------------------------
                         Multiperil -- U.S. -- 0.1%
       750,000+          Carnoustie Re 2016, 11/30/20                                                      $       20,250
     2,000,000+(e)       Carnoustie Re 2017, 11/30/21                                                             508,400
     1,500,000+(e)       Carnoustie Re 2018, 12/31/21                                                             284,850
     1,100,000+(e)       Carnoustie Re 2019, 12/31/22                                                           1,106,856
     1,500,000+(e)       Castle Stuart Re 2018, 12/1/21                                                         1,265,100
     2,000,000+(e)       Harambee Re 2018, 12/31/21                                                             1,762,400
     2,609,302+(e)       Harambee Re 2019, 12/31/22                                                             2,632,525
       625,004+(e)       Sector Re V, Series 7, Class G, 3/1/22 (144A)                                            390,032
                                                                                                           --------------
                                                                                                           $    7,970,413
-------------------------------------------------------------------------------------------------------------------------
                         Multiperil -- Worldwide -- 0.9%
       500,000+(e)       Alturas Re 2019-1, 3/10/23                                                        $      510,700
     3,000,000+(e)       Alturas Re 2019-2, 3/10/22                                                             3,022,200
       500,000+(e)       Arlington Re 2015, 2/1/20                                                                 24,300
       750,000+(e)       Arlington Re 2016, 2/28/20                                                                97,875
     2,500,000+(e)       Bantry Re 2016, 3/31/20                                                                  201,500
     2,000,000+(e)       Bantry Re 2017, 3/31/20                                                                  634,200
     2,000,000+(e)       Bantry Re 2018, 12/31/21                                                                 122,800
     4,000,000+(e)       Bantry Re 2019, 12/31/22                                                               4,061,119
     1,250,000+(e)       Berwick Re 2017-1, 2/1/20                                                                 41,375
     5,120,164+          Berwick Re 2018-1, 12/31/21                                                              845,339
     3,941,914+(e)       Berwick Re 2019-1, 12/31/22                                                            4,016,533
     1,500,000+(e)       Blue Lotus Re 2018, 12/31/21                                                           1,595,550
        75,000+(e)       Eden Re II, 3/22/22 (144A)                                                               181,672
       113,405+(e)       Eden Re II, 3/22/22 (144A)                                                               266,468
       400,000+(e)       Eden Re II, 3/22/23 (144A)                                                               411,560
     1,300,000+          Gleneagles Re 2016, 11/30/20                                                              80,600
     2,118,314+          Gullane Re 2018, 12/31/21                                                              1,975,963
     2,500,000+(e)       Limestone Re 2018, 3/1/22                                                              2,615,750
       500,000+(e)       Lion Rock Re 2019, 1/31/20                                                               513,600
     2,500,000+(e)       Lorenz Re 2017, 3/31/20                                                                  149,000
     4,000,000+(e)       Lorenz Re 2018, 7/1/21                                                                 2,781,200
     3,000,000+(e)       Merion Re 2018-2, 12/31/21                                                             2,973,300
       977,820+(e)       NCM Re 2019, 12/31/22                                                                  1,002,656
     2,500,000+          Pangaea Re 2015-1, 2/1/20                                                                  4,500
     2,800,000+          Pangaea Re 2015-2, 11/30/19                                                                2,520
     2,500,000+          Pangaea Re 2016-1, 11/30/20                                                                3,250
     1,500,000+          Pangaea Re 2016-2, 11/30/20                                                                5,850

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 87

-------------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Multiperil -- Worldwide -- (continued)
     2,000,000+          Pangaea Re 2017-1, 11/30/21                                                       $           --
     1,500,000+          Pangaea Re 2017-3, 5/31/22                                                                    --
     2,000,000+(e)       Pangaea Re 2018-1, 12/31/21                                                              117,600
     4,000,000+(e)       Pangaea Re 2018-3, 7/1/22                                                              3,413,200
     2,800,000+(e)       Pangaea Re 2019-1, 2/1/23                                                              2,833,040
       300,000+(e)       Sector Re V, Series 7, Class C, 12/1/22 (144A)                                           149,233
       300,000+(e)       Sector Re V, Series 7, Class C, 12/1/22 (144A)                                           149,233
     4,000,000+(e)       Sector Re V, Series 8, Class C, 12/1/23 (144A)                                         4,176,303
       250,000+(e)       Sector Re V, Series 8, Class F, 3/1/23 (144A)                                            263,392
       624,996+(e)       Sector Re V, Series 8, Class G, 3/1/23 (144A)                                            658,477
     1,000,000+(e)       Silverton Re 2017, 9/16/19 (144A)                                                         20,800
     1,250,000+(e)       St. Andrews Re 2017-1, 2/1/20                                                             84,750
     1,737,984+(e)       St. Andrews Re 2017-4, 6/1/19                                                            171,017
       750,000+(e)       Thopas Re 2018, 12/31/21                                                                 158,400
     3,000,000+(e)       Thopas Re 2019, 12/31/22                                                               3,051,000
     2,600,000+          Versutus Re 2017, 11/30/21                                                                12,480
     2,000,000+(e)       Versutus Re 2018, 12/31/21                                                               139,800
     1,434,906+(e)       Versutus Re 2019-B, 12/31/21                                                           1,454,134
       750,000+(e)       Viribus Re 2018, 12/31/21                                                                307,791
     2,500,000+(e)       Viribus Re 2019, 12/31/22                                                              2,595,500
     1,724,784+          Woburn Re 2018, 12/31/21                                                                 733,033
       809,418+(e)       Woburn Re 2019, 12/31/22                                                                 829,843
                                                                                                           --------------
                                                                                                           $   49,460,406
                                                                                                           --------------
                         Total Reinsurance Sidecars                                                        $   62,900,565
-------------------------------------------------------------------------------------------------------------------------
                         TOTAL INSURANCE-LINKED SECURITIES
                         (Cost $223,368,590)                                                               $  216,537,879
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
-------------------------------------------------------------------------------------------------------------------------
                         MUNICIPAL BOND -- 0.0%+ of Net Assets(a)(f)
                         Municipal Student Loan -- 0.0%+
       233,373(a)        Louisiana Public Facilities Authority, Student Loan
                         Backed, Series A, 3.671% (3 Month USD LIBOR +
                         90 bps), 4/26/27                                                                  $      233,860
                                                                                                           --------------
                         Total Municipal Student Loan                                                      $      233,860
-------------------------------------------------------------------------------------------------------------------------
                         TOTAL MUNICIPAL BOND
                         (Cost $234,313)                                                                   $      233,860
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

88 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         SENIOR SECURED FLOATING RATE LOAN
                         INTERESTS -- 5.8% of Net Assets*(a)
                         Aerospace & Defense -- 0.0%+
     2,449,004           American Airlines, Inc., 2018 Replacement Term Loan,
                         4.24% (LIBOR + 175 bps), 6/27/25                                                  $    2,379,617
       235,813           United Airlines, Inc., Refinanced Term Loan, 4.25%
                         (LIBOR + 175 bps), 4/1/24                                                                234,928
                                                                                                           --------------
                         Total Aerospace & Defense                                                         $    2,614,545
-------------------------------------------------------------------------------------------------------------------------
                         Automobile -- 0.4%
       235,556           Allison Transmission, Inc., New Term Loan, 4.24%
                         (LIBOR + 175 bps), 9/23/22                                                        $      235,642
     1,764,989           American Axle & Manufacturing, Inc., Tranche B Term
                         Loan, 4.74% (LIBOR + 225 bps), 4/6/24                                                  1,727,850
     2,538,069           Cooper-Standard Automotive, Inc., Additional Term B-1
                         Loan, 4.5% (LIBOR + 200 bps), 11/2/23                                                  2,442,891
     1,038,173           CWGS Group LLC, (aka Camping World, Inc.), Term Loan,
                         5.24% (LIBOR + 275 bps), 11/8/23                                                         933,058
     6,000,000           Dana, Inc., 2018 New Term Loan B Advance, 4.75%
                         (LIBOR + 225 bps), 2/27/26                                                             5,947,500
       266,667           Goodyear Tire & Rubber Co., Second Lien Term Loan,
                         4.49% (LIBOR + 200 bps), 3/3/25                                                          260,000
     2,577,083           KAR Auction Services, Inc., Tranche B-5 Term Loan,
                         5.13% (LIBOR + 250 bps), 3/9/23                                                        2,566,344
     2,984,925           Navistar, Inc., Tranche B Term Loan, 6.0% (LIBOR +
                         350 bps), 11/6/24                                                                      2,979,925
     4,914,290           Thor Industries, Inc., Initial USD Term Loan, 6.25%
                         (LIBOR + 375 bps), 2/1/26                                                              4,708,445
       605,447           TI Group Automotive Systems LLC, Initial US Term Loan,
                         5.0% (LIBOR + 250 bps), 6/30/22                                                          597,622
       722,197           Tower Automotive Holdings USA LLC, Initial Term Loan,
                         5.25% (LIBOR + 275 bps), 3/7/24                                                          705,947
       291,667           Visteon Corp., New Term Loan, 4.27% (LIBOR +
                         175 bps), 3/25/24                                                                        284,375
                                                                                                           --------------
                         Total Automobile                                                                  $   23,389,599
-------------------------------------------------------------------------------------------------------------------------
                         Beverage, Food & Tobacco -- 0.3%
       498,750           8th Avenue Food & Provisions, Inc., First Lien Term
                         Loan, 6.24% (LIBOR + 375 bps), 10/1/25                                            $      500,309
       487,575           Albertson's LLC, 2017-1 Term B-5 Loan, 5.61% (LIBOR +
                         300 bps), 12/21/22                                                                       483,674
     1,028,752           Albertson's LLC, 2017-1 Term B-6 Loan, 5.48% (LIBOR +
                         300 bps), 6/22/23                                                                      1,021,250
     6,416,841           Albertson's LLC, 2018 Term B-7 Loan, 5.5% (LIBOR +
                         300 bps), 11/17/25                                                                     6,346,654
     1,317,996           Darling Ingredients, Inc. (fka Darling International, Inc.),
                         Term B Loan, 4.5% (LIBOR + 200 bps), 12/18/24                                          1,320,055
     3,836,848           JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                         4.98% (LIBOR + 250 bps), 10/30/22                                                      3,813,827

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 89

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Beverage, Food & Tobacco -- (continued)
     1,488,068           Post Holdings, Inc., Series A, Incremental Term Loan,
                         4.49% (LIBOR + 200 bps), 5/24/24                                                  $    1,477,496
                                                                                                           --------------
                         Total Beverage, Food & Tobacco                                                    $   14,963,265
-------------------------------------------------------------------------------------------------------------------------
                         Broadcasting & Entertainment -- 0.4%
       987,500           Altice Financing SA, October 2017 USD Term Loan,
                         5.24% (LIBOR + 275 bps), 1/31/26                                                  $      946,766
     2,225,517           Charter Communications Operating LLC (aka CCO Safari
                         LLC), Term B Loan, 4.5% (LIBOR + 200 bps), 4/30/25                                     2,213,396
       586,575           Creative Artists Agency LLC, Refinancing Term Loan,
                         5.49% (LIBOR + 300 bps), 2/15/24                                                         580,709
     1,087,297           Gray Television, Inc., Term B-2 Loan, 4.73% (LIBOR +
                         225 bps), 2/7/24                                                                       1,076,036
     5,905,200           Gray Television, Inc., Term C Loan, 4.98% (LIBOR +
                         250 bps), 1/2/26                                                                       5,851,687
     1,975,000           Numericable U.S. LLC, USD TLB-12 Term Loan, 6.17%
                         (LIBOR + 369 bps), 1/31/26                                                             1,868,350
     2,820,807           Quebecor Media, Inc., Facility B-1 Tranche, 4.93%
                         (LIBOR + 225 bps), 8/17/20                                                             2,817,281
     5,026,993           Sinclair Television Group, Inc., Tranche B Term Loan,
                         4.75% (LIBOR + 225 bps), 1/3/24                                                        4,989,290
       663,830           UPC Financing Partnership, Facility AR, 4.98% (LIBOR +
                         250 bps), 1/15/26                                                                        662,208
                                                                                                           --------------
                         Total Broadcasting & Entertainment                                                $   21,005,723
-------------------------------------------------------------------------------------------------------------------------
                         Building Materials -- 0.1%
     1,274,589           Circor International, Inc., Initial Term Loan, 5.99%
                         (LIBOR + 350 bps), 12/11/24                                                       $    1,246,708
     1,191,000           Hamilton Holdco LLC (Reece International Pty, Ltd.),
                         Term Loan, 4.61% (LIBOR + 200 bps), 7/2/25                                             1,176,113
     2,767,992           Summit Materials LLC, New Term Loan, 4.5% (LIBOR +
                         200 bps), 11/21/24                                                                     2,717,823
       650,103           WireCo WorldGroup, Inc. (WireCo WorldGroup Finance
                         LP), First Lien Initial Term Loan, 7.5% (LIBOR +
                         500 bps), 9/29/23                                                                        650,509
                                                                                                           --------------
                         Total Building Materials                                                          $    5,791,153
-------------------------------------------------------------------------------------------------------------------------
                         Buildings & Real Estate -- 0.1%
     2,454,654           Beacon Roofing Supply, Inc., Initial Term Loan, 4.75%
                         (LIBOR + 225 bps), 1/2/25                                                         $    2,393,543
     1,019,875           DTZ U.S. Borrower LLC (aka Cushman & Wakafield),
                         Closing Date Term Loan, 5.75% (LIBOR +
                         325 bps), 8/21/25                                                                      1,013,660
     1,290,250           Southwire Co. LLC (f.k.a Southwire Co.), Initial Term
                         Loan, 4.5% (LIBOR + 200 bps), 5/19/25                                                  1,274,122
       441,232           Uniti Group, Inc., Shortfall Term Loan, 7.5% (LIBOR +
                         500 bps), 10/24/22                                                                       431,856

The accompanying notes are an integral part of these financial statements.

90 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Buildings & Real Estate -- (continued)
     2,100,000           VICI Properties 1 LLC, Term B Loan, 4.49% (LIBOR +
                         200 bps), 12/20/24                                                                $    2,069,287
                                                                                                           --------------
                         Total Buildings & Real Estate                                                     $    7,182,468
-------------------------------------------------------------------------------------------------------------------------
                         Chemicals -- 0.0%+
     2,750,000           Univar USA, Inc., Term B-4 Loan, 5.0% (LIBOR +
                         250 bps), 7/1/24                                                                  $    2,739,688
                                                                                                           --------------
                         Total Chemicals                                                                   $    2,739,688
-------------------------------------------------------------------------------------------------------------------------
                         Chemicals, Plastics & Rubber -- 0.3%
     2,786,671           Axalta Coating Systems Dutch Holding B BV (Axalta
                         Coating Systems U.S. Holdings, Inc.), Term B-3
                         Dollar Loan, 4.35% (LIBOR + 175 bps), 6/1/24                                      $    2,731,110
     2,296,047           Chemours Co., Tranche B-2 US Dollar Term Loan, 4.25%
                         (LIBOR + 175 bps), 4/3/25                                                              2,270,189
     1,488,550           Entegris, Inc. (FKA Versum Materials, Inc.), Term Loan,
                         4.6% (LIBOR + 200 bps), 9/29/23                                                        1,481,107
       296,250           HD Supply Waterworks, Ltd., Initial Term Loan, 5.63%
                         (LIBOR + 300 bps), 8/1/24                                                                294,391
       561,094           Natgasoline LLC, Initial Term Loan, 6.13% (LIBOR + 350
                         bps), 11/14/25                                                                           561,781
     1,182,291           Polyone Corp., Term B-5 Loan, 4.24% (LIBOR +
                         175 bps), 1/30/26                                                                      1,172,314
     2,318,412           PQ Corp., Third Amendment Tranche B-1 Term Loan,
                         5.24% (LIBOR + 250 bps), 2/8/25                                                        2,295,228
       975,056           Reynolds Group Holdings, Inc., Incremental US Term
                         Loan, 5.25% (LIBOR + 275 bps), 2/5/23                                                    964,871
       916,716           Tata Chemicals North America, Term Loan, 5.38%
                         (LIBOR + 275 bps), 8/7/20                                                                916,716
     1,583,101           Tronox Blocked Borrower LLC, First Lien Blocked Dollar
                         Term Loan, 5.5% (LIBOR + 300 bps), 9/23/24                                             1,579,003
     3,419,005           Tronox Finance LLC, First Lien Initial Dollar Term Loan,
                         5.5% (LIBOR + 300 bps), 9/23/24                                                        3,410,153
       295,515           Twist Beauty International Holdings SA, Facility B2,
                         5.89% (LIBOR + 300 bps), 4/22/24                                                         289,974
       169,761           WR Grace & Co-Conn, Term B-1 Loan, 4.35% (LIBOR +
                         175 bps), 4/3/25                                                                         167,427
       291,019           WR Grace & Co-Conn, Term B-2 Loan, 4.35% (LIBOR +
                         175 bps), 4/3/25                                                                         287,017
                                                                                                           --------------
                         Total Chemicals, Plastics & Rubber                                                $   18,421,281
-------------------------------------------------------------------------------------------------------------------------
                         Computers & Electronics -- 0.2%
       748,120           Brooks Automation, Inc., 2018 Incremental Term B Loan,
                         5.69% (LIBOR + 300 bps), 10/4/24                                                  $      747,185
       997,500           Celestica, Inc., Incremental Term B--2 Loan, 4.99%
                         (LIBOR + 250 bps), 6/27/25                                                               984,408
     1,866,000           Energizer Holdings, Inc., Term Loan B, 4.73% (LIBOR +
                         225 bps), 12/17/25                                                                     1,850,839

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 91

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Computers & Electronics -- (continued)
     1,707,750           Iron Mountain Information Management LLC, Incremental
                         Term B Loan, 4.25% (LIBOR + 175 bps), 1/2/26                                      $    1,661,854
       660,968           MACOM Technology Solutions Holdings, Inc.
                         (fka M/A-COM Technology Solutions Holdings, Inc.),
                         Initial Term Loan, 4.75% (LIBOR + 225 bps), 5/17/24                                      627,919
     3,404,803           On Semiconductor Corp., 2018 New Replacement
                         Term B-3 Loan, 4.25% (LIBOR + 175 bps), 3/31/23                                        3,375,011
                                                                                                           --------------
                         Total Computers & Electronics                                                     $    9,247,216
-------------------------------------------------------------------------------------------------------------------------
                         Construction & Building -- 0.0%+
     1,237,500           McDermott International, Inc., Term Loan, 7.5% (LIBOR +
                         500 bps), 5/12/25                                                                 $    1,188,619
       593,090           Quikrete Holdings, Inc., First Lien Initial Term Loan,
                         5.25% (LIBOR + 275 bps), 11/15/23                                                        578,262
                                                                                                           --------------
                         Total Construction & Building                                                     $    1,766,881
-------------------------------------------------------------------------------------------------------------------------
                         Containers, Packaging & Glass -- 0.1%
     3,009,722           Plastipak Holdings, Inc., Tranche B Term Loan, 5.0%
                         (LIBOR + 250 bps), 10/14/24                                                       $    2,969,843
                                                                                                           --------------
                         Total Containers, Packaging & Glass                                               $    2,969,843
-------------------------------------------------------------------------------------------------------------------------
                         Diversified & Conglomerate Manufacturing -- 0.0%+
     1,292,032           Delos Finance S.a r.l., New Term Loan, 4.35% (LIBOR +
                         175 bps), 10/6/23                                                                 $    1,291,871
                                                                                                           --------------
                         Total Diversified & Conglomerate Manufacturing                                    $    1,291,871
-------------------------------------------------------------------------------------------------------------------------
                         Diversified & Conglomerate Service -- 0.4%
       466,459           Allied Universal Holdco LLC (fka USAGM Holdco LLC),
                         First Lien Initial Term Loan, 6.25% (LIBOR +
                         375 bps), 7/28/22                                                                 $      451,688
       551,994           ASGN, Inc. (fka On Assignment, Inc.), Initial Term B-1
                         Loan, 4.5% (LIBOR + 200 bps), 6/3/22                                                     550,499
       909,550           ASGN, Inc. (fka On Assignment, Inc.), Initial Term B-2
                         Loan, 4.5% (LIBOR + 200 bps), 4/2/25                                                     905,760
     2,021,193           Avis Budget Car Rental LLC, Tranche B Term Loan, 4.5%
                         (LIBOR + 200 bps), 2/13/25                                                             1,980,139
       103,925           AVSC Holding Corp. (aka PSAV, Inc.), First Lien
                         Initial Term Loan, 5.76% (LIBOR + 325 bps), 3/3/25                                       101,197
     1,887,156           Bright Horizons Family Solutions LLC (fka Bright
                         Horizons Family Solutions, Inc.), Term B Loan, 4.25%
                         (LIBOR + 175 bps), 11/7/23                                                             1,878,877
     1,334,504           Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                         Closing Date Term Loan, 5.25% (LIBOR +
                         275 bps), 3/1/24                                                                       1,317,822
       495,207           DG Investment Intermediate Holdings 2, Inc. (aka
                         Convergint Technologies Holdings LLC), First Lien
                         Initial Term Loan, 5.5% (LIBOR + 300 bps), 2/3/25                                        481,588
       470,944           DTI Holdco, Inc., Replacement B-1 Term Loan, 7.49%
                         (LIBOR + 475 bps), 9/29/23                                                               443,080

The accompanying notes are an integral part of these financial statements.

92 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Diversified & Conglomerate Service -- (continued)
       886,500           FleetCor Technologies Operating Co. LLC,Term B-3 Loan,
                         4.5% (LIBOR + 200 bps), 8/2/24                                                    $      888,162
       496,212           GHX Ultimate Parent Corp., First Lien Initial Term
                         Loan, 5.85% (LIBOR + 325 bps), 6/28/24                                                   489,079
     1,970,000           Iqvia, Inc. (Quintiles IMS), Incremental Term B-2
                         Dollar Loan, 4.6% (LIBOR + 200 bps), 1/17/25                                           1,964,829
       878,281           Jaguar Holding Co. I LLC (fka Jaguar Holding Co. I)
                         (aka Pharmaceutical Product Development LLC),
                         2018 Term Loan, 5.0% (LIBOR + 250 bps), 8/18/22                                          870,238
        88,982           National Mentor Holdings, Inc. (aka Civitas Solutions,
                         Inc.), First Lien Initial Term C Loan, 6.75%
                         (LIBOR + 425 bps), 3/9/26                                                                 88,969
     1,429,018           National Mentor Holdings, Inc. (aka Civitas Solutions,
                         Inc.), First Lien Initial Term Loan, 6.75%
                         (LIBOR + 425 bps), 3/9/26                                                              1,428,795
       392,058           NVA Holdings, Inc., First Lien Term B-3 Loan, 5.25%
                         (LIBOR + 275 bps), 2/2/25                                                                380,133
     1,594,274           Outfront Media Capital LLC (Outfront Media Capital
                         Corp.), Term Loan, 4.49% (LIBOR + 200 bps), 3/18/24                                    1,588,495
     1,488,750           Sound Inpatient Physicians, Inc., First Lien Initial
                         Term Loan, 5.25% (LIBOR + 275 bps), 6/27/25                                            1,470,141
       689,474           Tempo Acquisition LLC, Initial Term Loan, 5.5% (LIBOR +
                         300 bps), 5/1/24                                                                         683,872
       553,341           West Corp., Initial Term B Loan, 6.63% (LIBOR +
                         400 bps), 10/10/24                                                                       520,140
       486,250           WEX, Inc., Term B-2 Loan, 4.75% (LIBOR +
                         225 bps), 6/30/23                                                                        482,735
     2,475,000           Worldpay LLC, New Term B-4 Loan, 4.21% (LIBOR +
                         175 bps), 8/9/24                                                                       2,472,678
                                                                                                           --------------
                         Total Diversified & Conglomerate Service                                          $   21,438,916
-------------------------------------------------------------------------------------------------------------------------
                         Electric & Electrical -- 0.1%
     1,668,023           Dell International LLC (EMC Corp.), Refinancing Term B
                         Loan, 4.5% (LIBOR + 200 bps), 9/7/23                                              $    1,650,926
       930,689           Micron Technology, Inc., Term Loan, 4.25% (LIBOR +
                         175 bps), 4/26/22                                                                        930,922
     1,000,000           MKS Instruments, Inc., Tranche B-5 Term Loan, 4.74%
                         (LIBOR + 225 bps), 2/2/26                                                              1,000,208
       395,900           Rackspace Hosting, Inc., First Lien Term B Loan, 5.74%
                         (LIBOR + 300 bps), 11/3/23                                                               371,651
                                                                                                           --------------
                         Total Electric & Electrical                                                       $    3,953,707
-------------------------------------------------------------------------------------------------------------------------
                         Electronics -- 0.3%
     4,059,798           Cabot Microelectronics Corp., Initial Term Loan, 4.75%
                         (LIBOR + 225 bps), 11/14/25                                                       $    4,054,621
       772,113           First Data Corp., 2022D New Dollar Term Loan, 4.49%
                         (LIBOR + 200 bps), 7/8/22                                                                771,027
       680,882           Leidos, Inc. (fka Leidos Innovations Corp.), B Term
                         Loan, 4.25% (LIBOR + 175 bps), 8/22/25                                                   680,139

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 93

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Electronics -- (continued)
       420,054           Rovi Solutions Corp./Rovi Guides, Inc., Term B Loan,
                         5.0% (LIBOR + 250 bps), 7/2/21                                                    $      411,828
       997,500           Science Applications International Corp., Tranche B
                         Loan, 4.25% (LIBOR + 175 bps), 10/31/25                                                  984,563
     2,388,146           Scientific Games International, Inc., Initial Term B-5
                         Loan, 5.31% (LIBOR + 275 bps), 8/14/24                                                 2,326,309
     1,942,639           Sensata Technologies BV (Sensata Technologies Finance
                         Co., LLC), Sixth Amendment Term Loan, 4.25%
                         (LIBOR + 175 bps), 10/14/21                                                            1,950,445
       324,131           SS&C Technologies Holdings, Inc., Term B-3 Loan, 4.75%
                         (LIBOR + 225 bps), 4/16/25                                                               321,869
       233,050           SS&C Technologies Holdings, Inc., Term B-4 Loan, 4.75%
                         (LIBOR + 225 bps), 4/16/25                                                               231,423
       302,588           Verint Systems, Inc., Refinancing Term Loan, 4.49%
                         (LIBOR + 200 bps), 6/28/24                                                               301,832
     2,035,415           Western Digital Corp., US Term B-4 Loan, 4.25%
                         (LIBOR + 175 bps), 4/29/23                                                             1,984,520
                                                                                                           --------------
                         Total Electronics                                                                 $   14,018,576
-------------------------------------------------------------------------------------------------------------------------
                         Entertainment & Leisure -- 0.0%+
     2,374,886(g)        AMC Entertainment Holdings, Inc. (fka AMC
                         Entertainment Inc.), Term B-1 Loan, 4/22/2026                                     $    2,361,899
       882,000           Cedar Fair LP, US Term B Loan, 4.25% (LIBOR +
                         175 bps), 4/13/24                                                                        881,632
       269,810           Sabre GLBL, Inc. (fka Sabre, Inc.), 2018 Other Term B
                         Loan, 4.5% (LIBOR + 200 bps), 2/22/24                                                    268,326
                                                                                                           --------------
                         Total Entertainment & Leisure                                                     $    3,511,857
-------------------------------------------------------------------------------------------------------------------------
                         Environmental Services -- 0.1%
     2,635,279           GFL Environmental, Inc., Effective Date Incremental
                         Term Loan, 5.5% (LIBOR + 300 bps), 5/30/25                                        $    2,559,515
       888,750           Packers Holdings LLC, Initial Term Loan, 5.49%
                         (LIBOR + 300 bps), 12/4/24                                                               862,643
                                                                                                           --------------
                         Total Environmental Services                                                      $    3,422,158
-------------------------------------------------------------------------------------------------------------------------
                         Financial Services -- 0.0%+
       498,750           Refinitiv US Holdings, Inc. (fka Financial & Risk US
                         Holdings, Inc.), Initial Dollar Term Loan, 6.25%
                         (LIBOR + 375 bps), 10/1/25                                                        $      484,671
     2,179,080           RPI Finance Trust, Initial Term Loan B-6, 4.5%
                         (LIBOR + 200 bps), 3/27/23                                                             2,168,411
                                                                                                           --------------
                         Total Financial Services                                                          $    2,653,082
-------------------------------------------------------------------------------------------------------------------------
                         Healthcare & Pharmaceuticals -- 0.3%
     1,298,334           Acadia Healthcare Co., Inc., Tranche B-4 Term Loan,
                         5.0% (LIBOR + 250 bps), 2/16/23                                                   $    1,288,866
     1,000,000           Agiliti Health, Inc., Initial Term Loan, 5.5% (LIBOR +
                         300 bps), 1/4/26                                                                         998,725
     1,080,146           Alkermes, Inc., 2023 Term Loan, 4.75% (LIBOR +
                         225 bps), 3/27/23                                                                      1,069,345

The accompanying notes are an integral part of these financial statements.

94 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Healthcare & Pharmaceuticals -- (continued)
       985,000           Alphabet Holding Co., Inc. (aka Nature's Bounty), First Lien
                         Initial Term Loan, 6.0% (LIBOR + 350 bps), 9/26/24                                $      915,434
       612,500           Cidron Healthcare, Ltd. (aka ConvaTec, Inc.), Term B
                         Loan, 4.85% (LIBOR + 225 bps), 10/31/23                                                  610,203
       453,620           DaVita, Inc. (fka DaVita HealthCare Partners, Inc.),
                         Tranche B Term Loan, 5.25% (LIBOR + 275 bps), 6/24/21                                    454,113
     2,544,824           Endo Luxembourg Finance Co. I S.a r.l., Initial Term
                         Loan, 6.75% (LIBOR + 425 bps), 4/29/24                                                 2,507,445
     1,336,224           Gentiva Health Services, Inc., First Lien Closing Date
                         Initial Term Loan, 6.25% (LIBOR + 375 bps), 7/2/25                                     1,335,373
       514,500           Grifols Worldwide Operations, Ltd., Tranche B Term
                         Loan, 4.66% (LIBOR + 225 bps), 1/31/25                                                   511,698
     1,601,055           HCA, Inc., Tranche B-11 Term Loan, 4.25% (LIBOR +
                         175 bps), 3/17/23                                                                      1,600,806
       444,066           Horizon Pharma, Inc., Fourth Amendment Refinanced
                         Term Loan, 5.5% (LIBOR + 300 bps), 3/29/24                                               444,813
       995,000           Kindred Healthcare LLC, Closing Date Term Loan, 7.5%
                         (LIBOR + 500 bps), 7/2/25                                                                977,587
     1,522,474           NMN Holdings III Corp., First Lien Closing Date Term
                         Loan, 6.32% (LIBOR + 375 bps), 11/13/25                                                1,511,055
     1,695,000           Phoenix Guarantor, Inc., First Lien Initial Term Loan,
                         6.98% (LIBOR + 450 bps), 3/5/26                                                        1,672,401
       320,299           Prestige Brands, Inc., Term B-4 Loan, 4.5% (LIBOR +
                         200 bps), 1/26/24                                                                        317,596
     1,725,709           Prospect Medical Holdings, Inc., Term B-1 Loan, 8.0%
                         (LIBOR + 550 bps), 2/22/24                                                             1,579,024
     1,457,762           Sterigenics-Nordion Holdings LLC, Incremental Term
                         Loan, 5.5% (LIBOR + 300 bps), 5/15/22                                                  1,431,340
                                                                                                           --------------
                         Total Healthcare & Pharmaceuticals                                                $   19,225,824
-------------------------------------------------------------------------------------------------------------------------
                         Healthcare, Education & Childcare -- 0.3%
     1,040,861           ATI Holdings Acquisition, Inc., First Lien Initial
                         Term Loan, 5.99% (LIBOR + 350 bps), 5/10/23                                       $    1,012,237
     2,612,500           Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
                         International, Inc.), First Incremental Term
                         Loan, 5.23% (LIBOR + 275 bps), 11/27/25                                                2,586,375
     2,986,449           Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
                         International, Inc.), Initial Term Loan, 5.48%
                         (LIBOR + 300 bps), 6/2/25                                                              2,968,328
     1,124,963           Kinetic Concepts, Inc., Dollar Term Loan, 5.85% (LIBOR +
                         325 bps), 2/2/24                                                                       1,118,869
     1,985,000           KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
                         Term B-3 Loan, 6.35% (LIBOR + 375 bps),
                         2/21/25                                                                                1,959,568
     5,508,581           Regionalcare Hospital Partners Holdings, Inc., First
                         Lien Term B Loan, 6.98% (LIBOR + 450 bps),
                         11/16/25                                                                               5,463,824
     1,341,827           Select Medical Corp., Tranche B Term Loan, 4.99%
                         (LIBOR + 250 bps), 3/6/25                                                              1,336,762

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 95

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Healthcare, Education & Childcare -- (continued)
     1,995,000           Universal Health Services, Inc., Incremental Tranche B
                         Facility, 4.25% (LIBOR + 175 bps), 10/31/25                                       $    1,996,861
       148,407           Vizient, Inc., Term B-4 Loan, 5.25% (LIBOR + 275 bps),
                         2/13/23                                                                                  148,129
                                                                                                           --------------
                         Total Healthcare, Education & Childcare                                           $   18,590,953
-------------------------------------------------------------------------------------------------------------------------
                         Home & Office Furnishings -- 0.0%+
       936,050           Armstrong World Industries, Inc., Term Loan B, 5.29%
                         (LIBOR + 275 bps), 3/31/23                                                        $      934,295
       141,672           Serta Simmons Bedding LLC, First Lien Initial Term
                         Loan, 5.98% (LIBOR + 350 bps), 11/8/23                                                   105,310
                                                                                                           --------------
                         Total Home & Office Furnishings                                                   $    1,039,605
-------------------------------------------------------------------------------------------------------------------------
                         Hotel, Gaming & Leisure -- 0.1%
     1,434,188           1011778 BC Unlimited Liability Co. (New Red Finance,
                         Inc.) (aka Burger King/Tim Hortons), Term B-3 Loan,
                         4.75% (LIBOR + 225 bps), 2/16/24                                                  $    1,411,779
     2,991,772           Boyd Gaming Corp., Refinancing Term B Loan, 4.66%
                         (LIBOR + 225 bps), 9/15/23                                                             2,963,351
       366,563           Four Seasons Holdings, Inc., 2013 First Lien Term Loan,
                         4.5% (LIBOR + 200 bps), 11/30/23                                                         364,226
       206,432           Golden Nugget, Inc. (aka Landry's Inc.), Initial Term B Loan,
                         5.24% (LIBOR + 275 bps), 10/4/23                                                         204,675
     1,000,000           Hanjin International Corp. (aka Wilshire Grand Center),
                         Initial Term Loan, 4.98% (LIBOR + 250 bps), 10/19/20                                     993,750
     1,013,984           Hilton Worldwide Finance LLC, Series B-2 Term Loan,
                         4.24% (LIBOR + 175 bps), 10/25/23                                                      1,011,901
     1,100,950           MGM Growth Properties Operating Partnership LP, Term B
                         Loan, 4.5% (LIBOR + 200 bps), 3/21/25                                                  1,086,271
       458,151           Stars Group Holdings BV, USD Term Loan, 6.1% (LIBOR +
                         350 bps), 7/10/25                                                                        457,972
                                                                                                           --------------
                         Total Hotel, Gaming & Leisure                                                     $    8,493,925
-------------------------------------------------------------------------------------------------------------------------
                         Insurance -- 0.1%
        69,966           Alliant Holdings Intermediate LLC, Initial Term Loan,
                         5.23% (LIBOR + 275 bps), 5/9/25                                                   $       67,518
     4,311,237           Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
                         5.5% (LIBOR + 300 bps), 11/3/24                                                        4,289,008
       552,946           Confie Seguros Holding II Co., Term B Loan, 7.38%
                         (LIBOR + 475 bps), 4/19/22                                                               550,354
       353,269           FinCo I LLC (aka Fortress Investment Group), 2018
                         Replacement Term Loan, 4.5% (LIBOR +
                         200 bps), 12/27/22                                                                       350,929
       727,714           Integro Parent, Inc., First Lien Initial Term Loan, 8.37%
                         (LIBOR + 575 bps), 10/31/22                                                              724,075
       997,500           Sedgwick Claims Management Services, Inc. (Lightning
                         Cayman Merger Sub, Ltd.), Initial Term Loan,
                         5.75% (LIBOR + 325 bps), 12/31/25                                                        978,641
       344,750           USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                         Loan, 5.6% (LIBOR + 300 bps), 5/16/24                                                    333,545
                                                                                                           --------------
                         Total Insurance                                                                   $    7,294,070
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

96 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Leasing -- 0.2%
     2,324,730           Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 4.49%
                         (LIBOR + 200 bps), 1/15/25                                                        $    2,309,805
     2,686,410           Fly Funding II S.a.r.l., Term Loan, 4.7% (LIBOR +
                         200 bps), 2/9/23                                                                       2,648,913
     2,968,992           Hertz Corp., Tranche Term B-1 Loan, 5.25% (LIBOR +
                         275 bps), 6/30/23                                                                      2,918,891
       990,000           IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien
                         Tranche B-1 Term Loan, 6.36% (LIBOR +
                         375 bps), 9/11/23                                                                        962,775
        94,340           Kasima LLC (Digital Cinema Implementation Partners
                         LLC), Term Loan, 5.06% (LIBOR + 250 bps), 5/17/21                                         94,399
                                                                                                           --------------
                         Total Leasing                                                                     $    8,934,783
-------------------------------------------------------------------------------------------------------------------------
                         Leisure & Entertainment -- 0.2%
       992,500           24 Hour Fitness Worldwide, Inc., Term Loan, 6.0%
                         (LIBOR + 350 bps), 5/30/25                                                        $      992,128
       490,000           AMC Entertainment Holdings, Inc. (fka AMC
                         Entertainment, Inc.), 2016 Incremental Term Loan,
                         4.73% (LIBOR + 225 bps), 12/15/23                                                        489,158
     1,399,497           AMC Entertainment Holdings, Inc. (fka AMC
                         Entertainment, Inc.), Initial Term Loan, 4.73% (LIBOR +
                         225 bps), 12/15/22                                                                     1,397,091
       736,875           CityCenter Holdings LLC, Term B Loan, 4.75% (LIBOR +
                         225 bps), 4/18/24                                                                        723,366
       640,250           E.W. Scripps Co., Tranche B Term Loan, 4.5% (LIBOR +
                         200 bps), 10/2/24                                                                        621,843
     2,540,692           Fitness International LLC, Term B Loan, 5.75% (LIBOR +
                         325 bps), 4/18/25                                                                      2,521,637
       986,278           Six Flags Theme Parks, Inc., Tranche B Term Loan, 4.5%
                         (LIBOR + 175 bps), 6/30/22                                                               985,662
                                                                                                           --------------
                         Total Leisure & Entertainment                                                     $    7,730,885
-------------------------------------------------------------------------------------------------------------------------
                         Machinery -- 0.1%
       143,955           Clark Equipment Co. (aka Doosan Bobcat, Inc.),
                         Repriced Term Loan, 4.6% (LIBOR + 200 bps), 5/18/24                               $      141,346
     1,325,714           CTC AcquiCo GmbH, Facility B2, 5.63% (LIBOR + 300
                         bps), 3/7/25                                                                           1,309,143
       140,772           Gardner Denver, Inc., Tranche B-1 Dollar Term Loan,
                         5.25% (LIBOR + 275 bps), 7/30/24                                                         140,794
       398,238           Milacron LLC, Term B Loan, 5.0% (LIBOR + 250 bps),
                         9/28/23                                                                                  390,273
       248,822           NN, Inc., Tranche B Term Loan, 6.25% (LIBOR + 375
                         bps), 10/19/22                                                                           245,089
     2,130,407           Shape Technologies Group, Inc., Initial Term Loan,
                         5.78% (LIBOR + 300 bps), 4/21/25                                                       2,106,440
     1,750,000           Terex Corp., 2019 US Term Loan Commitments, 5.25%
                         (LIBOR + 275 bps), 1/31/24                                                             1,750,000

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 97

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Machinery -- (continued)
       296,539           Terex Corp., Incremental US Term Loan, 4.5% (LIBOR +
                         200 bps), 1/31/24                                                                 $      291,628
       995,000           United Rentals (North America), Inc., Initial Term
                         Loan, 4.25% (LIBOR + 175 bps), 10/31/25                                                  992,513
                                                                                                           --------------
                         Total Machinery                                                                   $    7,367,226
-------------------------------------------------------------------------------------------------------------------------
                         Manufacturing -- 0.1%
     3,242,249           Aristocrat Leisure, Ltd., Term B-3 Loan, 4.53% (LIBOR +
                         175 bps), 10/19/24                                                                $    3,186,213
                                                                                                           --------------
                         Total Manufacturing                                                               $    3,186,213
-------------------------------------------------------------------------------------------------------------------------
                         Media -- 0.1%
       105,273           CBS Radio, Inc., Additional Term B-1 Loan, 5.25%
                         (LIBOR + 275 bps), 11/18/24                                                       $      102,641
       644,766           CSC Holdings LLC (fka CSC Holdings, Inc.
                         (Cablevision)), March 2017 Refinancing Term Loan,
                         4.73% (LIBOR + 225 bps), 7/17/25                                                         628,002
     1,488,750           CSC Holdings LLC (fka CSC Holdings, Inc.
                         (Cablevision)), January 2018 Incremental Term Loan,
                         4.98% (LIBOR + 250 bps), 1/25/26                                                       1,458,743
     1,366,044           CSC Holdings LLC (fka CSC Holdings, Inc.
                         (Cablevision)), October 2018 Incremental Term Loan,
                         4.73% (LIBOR + 225 bps), 1/15/26                                                       1,327,624
     2,500,000           CSC Holdings LLC (fka CSC Holdings, Inc.
                         (Cablevision)), February 2019 Incremental Term Loan,
                         5.59% (LIBOR + 300 bps), 4/15/27                                                       2,467,158
       243,077           MCC Iowa LLC, Tranche M Term Loan, 4.41% (LIBOR +
                         200 bps), 1/15/25                                                                        241,355
     1,552,583           Quincy Media, Inc. (fka Quincy Newspapers, Inc.), Term
                         Loan B, 5.5% (LIBOR + 300 bps/PRIME + 200
                         bps), 11/2/22                                                                          1,546,108
       617,933           Univision Communications, Inc., 2017 Replacement
                         Repriced First Lien Term Loan, 5.25% (LIBOR +
                         275 bps), 3/15/24                                                                        583,726
     2,450,000           Ziggo Secured Finance Partnership, Term Loan E
                         Facility, 4.98% (LIBOR + 250 bps), 4/15/25                                             2,389,767
                                                                                                           --------------
                         Total Media                                                                       $   10,745,124
-------------------------------------------------------------------------------------------------------------------------
                         Metals & Mining -- 0.1%
       993,916           Atkore International, Inc., First Lien Initial
                         Incremental Term Loan, 5.36% (LIBOR + 275 bps),
                         12/22/23                                                                          $      985,219
       994,937           BWay Holding Co., Initial Term Loan, 6.03% (LIBOR +
                         325 bps), 4/3/24                                                                         973,048
       487,500           Global Brass and Copper, Inc., Initial Term Loan, 5.0%
                         (LIBOR + 250 bps), 5/29/25                                                               483,844
       234,375           Oxbow Carbon LLC, First Lien Tranche B Term Loan, 6.0%
                         (LIBOR + 350 bps), 1/4/23                                                                235,254
       126,793           TMS International Corp. (aka Tube City IMS Corp.),
                         Term B-2 Loan, 5.4% (LIBOR + 275 bps), 8/14/24                                           124,891

The accompanying notes are an integral part of these financial statements.

98 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Metals & Mining -- (continued)
     1,740,446           Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                         Term Loan, 4.74% (LIBOR + 225 bps), 6/14/21                                       $    1,726,958
                                                                                                           --------------
                         Total Metals & Mining                                                             $    4,529,214
-------------------------------------------------------------------------------------------------------------------------
                         Oil & Gas -- 0.1%
       386,566           Apergy Corp., Initial Term Loan, 5.03% (LIBOR + 250
                         bps/PRIME + 150 bps), 5/9/25                                                      $      382,821
       500,000           BCP Raptor II LLC, Initial Term Loan, 7.37% (LIBOR +
                         475 bps), 11/3/25                                                                        475,625
     4,987,500           Centurion Pipeline Co. LLC (fka Lotus Midstream LLC),
                         Initial Term Loan, 5.85% (LIBOR + 325 bps), 9/29/25                                    4,981,265
       625,000           Encino Acquisition Partners Holdings LLC, Second Lien
                         Initial Term Loan, 9.25% (LIBOR + 675 bps), 10/29/25                                     606,250
       463,245           Gulf Finance LLC, Tranche B Term Loan, 7.79% (LIBOR +
                         525 bps), 8/25/23                                                                        370,017
                                                                                                           --------------
                         Total Oil & Gas                                                                   $    6,815,978
-------------------------------------------------------------------------------------------------------------------------
                         Personal, Food & Miscellaneous Services -- 0.0%+
     1,435,993           Diamond (BC) BV (aka Diversey), Initial USD Term Loan,
                         5.74% (LIBOR + 300 bps), 9/6/24                                                   $    1,376,759
       513,237           Prime Security Services Borrower LLC (aka Protection 1
                         Security Solutions) , First Lien December 2018
                         Incremental Term B-1 Loan, 5.25% (LIBOR + 275 bps),
                         5/2/22                                                                                   508,838
                                                                                                           --------------
                         Total Personal, Food & Miscellaneous Services                                     $    1,885,597
-------------------------------------------------------------------------------------------------------------------------
                         Printing & Publishing -- 0.0%+
       488,794           Nielsen Finance LLC (VNU, Inc.), Class B-4 Term Loan,
                         4.49% (LIBOR + 200 bps), 10/4/23                                                  $      481,462
     1,220,119           Red Ventures LLC (New Imagitas, Inc.), First Lien Term
                         B-1 Loan, 5.5% (LIBOR + 300 bps), 11/8/24                                              1,213,002
        87,222           Tribune Media Co. (fka Tribune Co.), Term B Loan, 5.5%
                         (LIBOR + 300 bps), 12/27/20                                                               87,276
                                                                                                           --------------
                         Total Printing & Publishing                                                       $    1,781,740
-------------------------------------------------------------------------------------------------------------------------
                         Professional & Business Services -- 0.2%
     1,250,000(g)        ETA Australia Holdings III Pty, Ltd., Term Loan, 3/8/26                           $    1,250,260
     2,743,125           Global Payments, Inc., Term B-4 Loan, 4.25% (LIBOR +
                         175 bps), 10/17/25                                                                     2,719,123
     1,459,700           GW Honos Security Corp. (Garda World Security Corp.),
                         Term B Loan, 6.12% (LIBOR + 350 bps/PRIME +
                         250 bps), 5/24/24                                                                      1,449,968
     3,204,346           Lamar Media Corp., Term B Loan, 4.25% (LIBOR +
                         175 bps), 3/14/25                                                                      3,200,315
       635,853           Syneos Health, Inc. (fka INC Research Holdings, Inc.),
                         Replacement Term B Loan, 4.5% (LIBOR + 200 bps),
                         8/1/24                                                                                   632,105
                                                                                                           --------------
                         Total Professional & Business Services                                            $    9,251,771
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 99

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Retail -- 0.3%
       738,750           Bass Pro Group LLC, Initial Term Loan, 7.5% (LIBOR +
                         500 bps), 9/25/24                                                                 $      723,970
     2,500,000           Burlington Coat Factory Warehouse Corp., Term B-5
                         Loan, 4.5% (LIBOR + 200 bps), 11/17/24                                                 2,484,375
     1,604,686           CDW LLC (aka AP Exhaust Acquisition LLC) (fka CDW
                         Corp.), Term Loan, 4.25% (LIBOR + 175 bps), 8/17/23                                    1,603,044
     2,487,500           HD Supply, Inc., Term B-5 Loan, 4.25% (LIBOR +
                         175 bps), 10/17/23                                                                     2,462,625
     2,409,014           KFC Holding Co. (aka Yum! Brands), 2018 Term B Loan,
                         4.23% (LIBOR + 175 bps), 4/3/25                                                        2,395,454
       940,965           Michaels Stores, Inc., 2018 New Replacement Term B
                         Loan, 5.0% (LIBOR + 250 bps), 1/30/23                                                    922,734
       997,500           Resideo Funding, Inc., Tranche B Term Loan, 4.61%
                         (LIBOR + 200 bps), 10/24/25                                                              994,994
     2,222,015           Shutterfly, Inc., Initial Term B Loan, 4.99% (LIBOR +
                         250 bps), 8/19/24                                                                      2,189,611
     3,456,250           Staples, Inc., Closing Date Term Loan, 6.49% (LIBOR +
                         400 bps), 9/12/24                                                                      3,438,661
                                                                                                           --------------
                         Total Retail                                                                      $   17,215,468
-------------------------------------------------------------------------------------------------------------------------
                         Telecommunications -- 0.5%
     3,260,239           CenturyLink, Inc., Initial Term B Loan, 5.25% (LIBOR +
                         275 bps), 1/31/25                                                                 $    3,195,034
     2,518,688           Ciena Corp., Refinancing Term Loan, 4.49% (LIBOR +
                         200 bps), 9/26/25                                                                      2,518,163
     2,754,000(g)        Commscope, Inc., Term Loan B, 2/6/26                                                   2,759,838
       418,000           Commscope, Inc., Tranche 5 Term Loan, 4.5% (LIBOR +
                         200 bps), 12/29/22                                                                       418,000
     1,987,361           Frontier Communications Corp., Term B-1 Loan, 6.25%
                         (LIBOR + 375 bps), 6/15/24                                                             1,940,990
       633,270           GCI Holdings, Inc., New Term B Loan, 4.75% (LIBOR +
                         225 bps), 2/2/22                                                                         615,064
     3,286,804           Go Daddy Operating Co. LLC (GD Finance Co., Inc.),
                         Tranche B-1 Term Loan, 4.75% (LIBOR + 225 bps),
                         2/15/24                                                                                3,270,370
     2,950,000           Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                         4.74% (LIBOR + 225 bps), 2/22/24                                                       2,920,500
       919,069           Plantronics, Inc., Initial Term B Loan, 5.0% (LIBOR +
                         250 bps), 7/2/25                                                                         904,134
     1,045,835           SBA Senior Finance II LLC, Initial Term Loan, 4.5%
                         (LIBOR + 200 bps), 4/11/25                                                             1,025,245
     5,586,000           Sprint Communications, Inc., 2019 Incremental Term
                         Loan, 5.5% (LIBOR + 300 bps), 2/2/24                                                   5,484,754
     2,575,002           Sprint Communications, Inc., Initial Term Loan, 5.0%
                         (LIBOR + 250 bps), 2/2/24                                                              2,502,580
     1,000,000           Unitymedia Hessen GmbH & Co. KG, Facility B, 4.73%
                         (LIBOR + 225 bps), 9/30/25                                                               991,786

The accompanying notes are an integral part of these financial statements.

100 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Telecommunications -- (continued)
     1,484,673           Virgin Media Bristol LLC, Facility K, 4.98% (LIBOR +
                         250 bps), 1/15/26                                                                 $    1,469,958
       680,541           Windstream Services LLC (fka Windstream Corp.),
                         Tranche B-7 Term Loan, 9.75% (PRIME +
                         425 bps), 2/17/24                                                                        673,168
                                                                                                           --------------
                         Total Telecommunications                                                          $   30,689,584
-------------------------------------------------------------------------------------------------------------------------
                         Textile & Apparel -- 0.0%+
     1,633,500           Hanesbrands, Inc., New Term Loan B, 4.24% (LIBOR +
                         175 bps), 12/16/24                                                                $    1,632,819
                                                                                                           --------------
                         Total Textile & Apparel                                                           $    1,632,819
-------------------------------------------------------------------------------------------------------------------------
                         Transport -- 0.0%+
       471,531           Livingston International, Inc., First Lien Refinancing
                         Term B-3 Loan, 8.25% (LIBOR + 575 bps), 3/20/20                                   $      471,531
       189,500           Syncreon Global Finance (US), Inc. (Syncreon Group
                         BV), Term Loan, 6.99% (LIBOR + 425 bps), 10/28/20                                        127,439
                                                                                                           --------------
                         Total Transport                                                                   $      598,970
-------------------------------------------------------------------------------------------------------------------------
                         Transportation -- 0.1%
     2,443,875           Envision Healthcare Corp., Initial Term Loan, 6.25%
                         (LIBOR + 375 bps), 10/10/25                                                       $    2,290,624
     3,240,000(g)        Travelport Finance (Luxembourg) S.a.r.l., Initial
                         Term Loan, 3/18/26                                                                     3,165,075
                                                                                                           --------------
                         Total Transportation                                                              $    5,455,699
-------------------------------------------------------------------------------------------------------------------------
                         Utilities -- 0.2%
     1,461,136           APLP Holdings, Ltd. Partnership, Term Loan, 5.25%
                         (LIBOR + 275 bps), 4/13/23                                                        $    1,464,789
       765,313           Calpine Construction Finance Co., LP, Term B Loan,
                         5.0% (LIBOR + 250 bps), 1/15/25                                                          757,062
       208,913           Calpine Corp., Term Loan, 5.11% (LIBOR +
                         250 bps), 1/15/24                                                                        207,288
       488,750           Dayton Power & Light Co., Term Loan, 4.5% (LIBOR +
                         200 bps), 8/24/22                                                                        488,750
     1,170,797           NRG Energy, Inc., Term Loan, 4.25% (LIBOR +
                         175 bps), 6/30/23                                                                      1,159,547
       579,116           St. Joseph Energy Center LLC, Term B Advance, 6.0%
                         (LIBOR + 350 bps), 4/10/25                                                               579,116
     2,478,675           TerraForm Power Operating LLC, Specified Refinancing
                         Term Loan, 4.5% (LIBOR + 200 bps), 11/8/22                                             2,426,003
     1,989,911           Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
                         Initial Term Loan, 4.5% (LIBOR + 200 bps), 8/4/23                                      1,970,887
                                                                                                           --------------
                         Total Utilities                                                                   $    9,053,442
-------------------------------------------------------------------------------------------------------------------------
                         TOTAL SENIOR SECURED FLOATING RATE
                         LOAN INTERESTS
                         (Cost $345,448,746)                                                               $  341,900,719
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 101

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                         5.4% of Net Assets
         7,661(a)        Fannie Mae, 4.256% (1 Year CMT Index +
                         219 bps), 10/1/32                                                                 $        7,778
        10,455(a)        Fannie Mae, 4.416% (1 Year CMT Index +
                         211 bps), 9/1/32                                                                          11,067
     1,804,700(a)        Fannie Mae, 4.453% (1 Year CMT Index +
                         213 bps), 8/1/37                                                                       1,911,849
         7,331(a)        Fannie Mae, 4.572% (2 Month USD LIBOR +
                         168 bps), 1/1/48                                                                           7,738
         1,237(a)        Fannie Mae, 4.672% (1 Year CMT Index +
                         220 bps), 11/1/23                                                                          1,265
         6,600(a)        Fannie Mae, 4.92% (1 Year CMT Index +
                         217 bps), 2/1/34                                                                           6,584
         2,530(a)        Federal Home Loan Mortgage Corp., 2.996% (5 Year CMT
                         Index + 212 bps), 6/1/35                                                                   2,533
     2,195,647(a)        Federal Home Loan Mortgage Corp., 4.512% (2 Month
                         USD LIBOR + 177 bps), 9/1/35                                                           2,299,737
         1,474(a)        Federal Home Loan Mortgage Corp., 4.594% (1 Year CMT
                         Index + 229 bps), 10/1/23                                                                  1,509
        10,590(a)        Federal Home Loan Mortgage Corp., 4.875% (2 Month
                         USD LIBOR + 200 bps), 11/1/33                                                             11,031
         3,011(a)        Government National Mortgage Association II, 3.375%
                         (1 Year CMT Index + 150 bps), 1/20/22                                                      3,044
    28,840,000(a)        U.S. Treasury Floating Rate Notes, 2.458% (3 Month
                         U.S. Treasury Bill Money Market Yield + 3 bps), 4/30/20                               28,821,954
    31,235,000(a)        U.S. Treasury Floating Rate Notes, 2.468% (3 Month
                         U.S. Treasury Bill Money Market Yield + 4 bps), 7/31/20                               31,206,071
    43,355,000(a)        U.S. Treasury Floating Rate Notes, 2.47% (3 Month U.S.
                         Treasury Bill Money Market Yield + 5 bps), 10/31/20                                   43,292,505
    43,335,000(a)        U.S. Treasury Floating Rate Notes, 2.473% (3 Month
                         U.S. Treasury Bill Money Market Yield + 5 bps), 10/31/19                              43,334,766
    15,000,000(a)        U.S. Treasury Floating Rate Notes, 2.485% (3 Month
                         U.S. Treasury Bill Money Market Yield + 6 bps), 7/31/19                               15,001,218
    78,275,000(a)        U.S. Treasury Floating Rate Notes, 2.54% (3 Month U.S.
                         Treasury Bill Money Market Yield + 12 bps), 1/31/21                                   78,198,028
    64,910,000           U.S. Treasury Notes, 2.25%, 2/29/20                                                   64,818,720
     8,500,000           U.S. Treasury Notes, 3.375%, 11/15/19                                                  8,545,488
-------------------------------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                         (Cost $317,543,303)                                                               $  317,482,885
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

102 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         TEMPORARY CASH INVESTMENTS --
                         2.7% of Net Assets
                         CERTIFICATES OF DEPOSITS -- 0.2%
     1,800,000(a)        Bank of Nova Scotia, 3.097% (3 Month USD LIBOR +
                         30 bps), 4/12/19                                                                  $    1,800,193
     4,415,000(a)        Canadian Imperial Bank of Commerce, 2.936%
                         (3 Month USD LIBOR + 20 bps), 5/1/19                                                   4,415,774
     5,945,000(a)        Nordea Bank Abp, 2.654% (1 Month USD LIBOR +
                         17 bps), 5/15/19                                                                       5,946,391
     1,135,000(a)        Swedbank AB, 2.971% (3 Month USD LIBOR +
                         32 bps), 8/24/20                                                                       1,136,076
                                                                                                           --------------
                                                                                                           $   13,298,434
-------------------------------------------------------------------------------------------------------------------------
                         COMMERCIAL PAPER -- 2.3%
     9,150,000           Amphenol Corp., 2.601%, 4/1/19                                                    $    9,148,010
     8,900,000           Anthem, Inc., 2.655%, 4/18/19                                                          8,886,932
     8,850,000           AutoZone, Inc., 2.674%, 4/1/19                                                         8,848,053
     5,945,000           AutoZone, Inc., 2.684%, 4/8/19                                                         5,940,612
     7,795,000           Bell Canada, Inc., 2.686%, 4/10/19                                                     7,788,029
     9,150,000           Boston Scientific Corp., 2.856%, 4/23/19                                               9,132,666
     2,745,000           CenterPoint Energy, Inc., 2.723%, 4/3/19                                               2,744,007
     5,900,000           Church & Dwight Co., Inc., 2.633%, 4/5/19                                              5,896,960
     5,900,000           Dominion Energy, Inc., 2.673%, 4/1/19                                                  5,898,692
     1,119,000           Duke Energy Corp., 2.602%, 4/3/19                                                      1,118,589
     8,890,000           EI du Pont de Nemours & Co., 2.738%, 4/26/19                                           8,871,351
     2,965,000           Enable Midstream Partners LP, 3.273%, 6/5/19                                           2,947,392
     6,514,000           Ford Motor Credit Co. LLC, 2.907%, 4/17/19                                             6,503,463
     9,155,000           Mohawk Industries, Inc., 2.726%, 4/17/19                                               9,141,944
     1,700,000           Mohawk Industries, Inc., 2.727%, 4/22/19                                               1,696,912
     9,150,000           NextEra Energy Capital Holdings, Inc., 2.739%, 5/8/19                                  9,122,011
     1,235,000           PPL Capital Funding, Inc., 2.733%, 4/2/19                                              1,234,637
     8,840,000           PPL Capital Funding, Inc., 2.744%, 4/3/19                                              8,836,752
     4,585,000           TransCanada PipeLines, Ltd., 2.849%, 6/7/19                                            4,559,859
     8,870,000           UDR, Inc., 2.736%, 4/15/19                                                             8,858,749
                                                                                                           --------------
                                                                                                           $  127,175,620
-------------------------------------------------------------------------------------------------------------------------
                         REPURCHASE AGREEMENTS -- 0.2%
    10,590,000           $10,590,000 Merrill Lynch, Pierce, Fenner & Smith, Inc.,
                         2.56%, dated 3/31/19 plus accrued interest on 4/1/19
                         collateralized by $10,801,800 Government National
                         Mortgage Association, 4.6%, 1/20/69                                               $   10,590,000
     1,605,000           $1,605,000 TD Securities USA LLC, 2.55%, dated
                         3/31/19 plus accrued interest on 4/1/19 collateralized
                         by $1,637,100 Federal National Mortgage Association,
                         3.5%, 12/1/46                                                                          1,605,000

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 103

-------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                    Value
-------------------------------------------------------------------------------------------------------------------------
                         Repurchase Agreements -- (continued)
     1,605,000           $1,605,000 TD Securities USA LLC, 2.6%, dated
                         3/31/19 plus accrued interest on 4/1/19 collateralized
                         by $1,637,100 Federal National Mortgage Association,
                         3.5%, 12/1/46                                                                     $    1,605,000
                                                                                                           --------------
                                                                                                           $   13,800,000
-------------------------------------------------------------------------------------------------------------------------
                         TOTAL TEMPORARY CASH INVESTMENTS
                         (Cost $154,299,381)                                                               $  154,274,054
-------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN UNAFFILIATED
                         ISSUERS -- 99.9%
                         (Cost $5,898,390,835)                                                             $5,881,063,144
-------------------------------------------------------------------------------------------------------------------------
                         OTHER ASSETS AND LIABILITIES -- 0.1%                                              $    4,450,848
-------------------------------------------------------------------------------------------------------------------------
                         NET ASSETS -- 100.0%                                                              $5,885,513,992
=========================================================================================================================

bps         Basis Points.

CMT         Constant Maturity Treasury.

FREMF       Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR       London Interbank Offered Rate.

PRIME       U.S. Federal Funds Rate.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

SOFRRATE    Secured Overnight Financing Rate.

Strips      Separate trading of Registered interest and principal of securities.

T1Y         U.S. Treasury Yield Curve Rate T Note Constant Maturity 1 Year.

ZERO        Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2019, the value of these securities amounted to $3,230,244,018, or 54.9% of net assets.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2019.

+ Security that used significant unobservable inputs to determine its value.

The accompanying notes are an integral part of these financial statements.

104 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

(a) Floating rate note. Coupon rate, reference index and spread shown at March 31, 2019.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2019.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at March 31, 2019.

(d)         Securities is restricted as to resale.

(e)         Non-income producing security.

(f)         Consists of Revenue Bonds unless otherwise indicated.

(g) This term loan will settle after March 31, 2019, at which time the interest rate will be determined.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2019, were as follows:

----------------------------------------------------------------------------------------
                                                 Purchases               Sales
----------------------------------------------------------------------------------------
Long-Term U.S. Government Securities             $  347,382,112          $  377,815,828
Other Long-term Securities                       $3,959,704,026          $2,519,280,456

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2019, the Fund engaged in purchases of $19,117,493 and sales of $2,200,497 pursuant to these procedures, which resulted in a net realized gain/(loss) of $0.

At March 31, 2019, the net unrealized depreciation on investments based on cost for federal tax purposes of $5,904,366,003 was as follows:

    Aggregate gross unrealized appreciation for all investments in which
      there is an excess of value over tax cost                                  $  8,783,393
    Aggregate gross unrealized depreciation for all investments in which
      there is an excess of tax cost over value                                   (32,086,252)
                                                                                 ------------
    Net unrealized depreciation                                                  $(23,302,859)
                                                                                 ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 105

The following is a summary of the inputs used as of March 31, 2019, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------------------------
                                                     Level 1     Level 2            Level 3         Total
-------------------------------------------------------------------------------------------------------------------
Asset Backed Securities                              $ --        $2,343,533,990     $        --     $2,343,533,990
Collateralized Mortgage
 Obligations                                           --         1,445,847,421              --      1,445,847,421
Corporate Bonds                                        --         1,061,252,336              --      1,061,252,336
Insurance-Linked Securities
 Catastrophe Linked Bonds
   Multiperil -- U.S.                                  --            39,930,175       2,003,200         41,933,375
 Collateralized Reinsurance
   Earthquakes -- California                           --                    --       2,153,200          2,153,200
   Hurricane -- U.S.                                   --                    --          58,760             58,760
   Multiperil -- Massachusetts                         --                    --       4,004,373          4,004,373
   Multiperil -- U.S.                                  --                    --         229,800            229,800
   Multiperil -- U.S. Regional                         --                    --       4,557,983          4,557,983
   Multiperil -- Worldwide                             --                    --       6,626,085          6,626,085
   Windstorm -- Florida                                --                    --       2,573,368          2,573,368
   Windstorm -- U.S. Regional                          --                    --       2,918,895          2,918,895
 Industry Loss Warranties
   Multiperil -- U.S.                                  --                    --       2,487,675          2,487,675
 Reinsurance Sidecars
   All Natural Peril -- Worldwide                      --                    --       5,469,746          5,469,746
   Multiperil -- U.S.                                  --                    --       7,970,413          7,970,413
   Multiperil -- Worldwide                             --                    --      49,460,406         49,460,406
 All Other Insurance-Linked
   Securities                                          --            86,093,800              --         86,093,800
Municipal Bond                                         --               233,860              --            233,860
Senior Secured Floating Rate
 Loan Interests                                        --           341,900,719              --        341,900,719
U.S. Government and Agency
 Obligations                                           --           317,482,885              --        317,482,885
Certificates of Deposits                               --            13,298,434              --         13,298,434
Commercial Paper                                       --           127,175,620              --        127,175,620
Repurchase Agreements                                  --            13,800,000              --         13,800,000
-------------------------------------------------------------------------------------------------------------------
Total Investments in Securities                      $ --        $5,790,549,240     $90,513,904     $5,881,063,144
===================================================================================================================

The accompanying notes are an integral part of these financial statements.

106 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

---------------------------------------------------------------------------------------
                                                                     Insurance- Linked
                                                                     Securities
---------------------------------------------------------------------------------------
Balance as of 3/31/18                                                $ 75,884,496(a)
Realized gain (loss)(1)                                                (1,283,998)
Change in unrealized appreciation (depreciation)(2)                    (1,315,864)
Accrued discounts/premiums                                                (55,080)
Purchases                                                              80,111,681
Sales                                                                 (62,827,331)
Transfers in to Level 3*                                                       --
Transfers out of Level 3*                                                      --
---------------------------------------------------------------------------------------
Balance as of 3/31/19                                                $ 90,513,904
=======================================================================================

(a) Securities were classified as Corporate Bonds on the March 31, 2018 financial statements.

1     Realized gain (loss) on these securities is included in the realized gain
      (loss) in investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended March 31, 2019, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still
      held and considered Level 3 at March 31, 2019:                                          $(2,331,667)
                                                                                              -----------

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 107

Statement of Assets and Liabilities | 3/31/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $5,898,390,835)                $5,881,063,144
  Cash                                                                                    6,559,330
  Receivables --
     Investment securities sold                                                          10,946,001
     Fund shares sold                                                                    40,507,117
     Interest                                                                            14,734,266
  Other assets                                                                              162,641
----------------------------------------------------------------------------------------------------
       Total assets                                                                  $5,953,972,499
====================================================================================================
LIABILITIES:
  Unrealized depreciation on unfunded loan                                           $        3,733
  Payables --
     Investment securities purchased                                                     45,879,391
     Fund shares repurchased                                                             18,778,951
     Distributions                                                                        2,424,937
  Due to affiliates                                                                         329,119
  Accrued expenses                                                                        1,042,376
----------------------------------------------------------------------------------------------------
       Total liabilities                                                             $   68,458,507
====================================================================================================
NET ASSETS:
  Paid-in capital                                                                    $5,939,430,481
  Distributable earnings (loss)                                                         (53,916,489)
----------------------------------------------------------------------------------------------------
       Net assets                                                                    $5,885,513,992
====================================================================================================
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
  Class A (based on $1,506,432,967/151,850,712 shares)                               $         9.92
  Class C (based on $425,927,933/42,983,384 shares)                                  $         9.91
  Class C2 (based on $8,604,380/868,471 shares)                                      $         9.91
  Class K (based on $274,682,280/27,664,682 shares)                                  $         9.93
  Class Y (based on $3,669,866,432/369,802,147 shares)                               $         9.92
====================================================================================================

The accompanying notes are an integral part of these financial statements.

108 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

Statement of Operations

For the Year Ended 3/31/19

INVESTMENT INCOME:
  Dividends from unaffiliated issuers                                 $  3,431,281
  Interest from unaffiliated issuers                                   163,945,168
----------------------------------------------------------------------------------------------------------
     Total investment income                                                                 $167,376,449
----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $ 16,120,197
  Administrative expense                                                 1,393,523
  Transfer agent fees
     Class A                                                               366,446
     Class C                                                               186,774
     Class C2                                                                3,267
     Class K                                                                 1,645
     Class Y                                                             2,349,366
  Distribution fees
     Class A                                                             2,770,336
     Class C                                                             2,553,059
     Class C2                                                               41,714
  Shareowner communications expense                                        134,425
  Custodian fees                                                           237,183
  Registration fees                                                        466,992
  Professional fees                                                        272,324
  Printing expense                                                          74,956
  Pricing fees                                                             317,245
  Trustees' fees                                                           241,573
  Insurance expense                                                         62,637
  Miscellaneous                                                            189,332
----------------------------------------------------------------------------------------------------------
     Total expenses                                                                          $ 27,782,994
----------------------------------------------------------------------------------------------------------
       Net investment income                                                                 $139,593,455
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                                     $ (1,981,291)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                              $(15,451,850)
     Unfunded loan commitments                                              (4,459)          $(15,456,309)
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                     $(17,437,600)
----------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                       $122,155,855
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 109

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------
                                                                      Year                      Year
                                                                      Ended                     Ended
                                                                      3/31/19                   3/31/18
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                          $   139,593,455           $    70,963,225
Net realized gain (loss) on investments                                    (1,981,291)               (1,585,703)
Change in net unrealized appreciation (depreciation)
  on investments                                                          (15,456,309)               (6,325,086)
------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations             $   122,155,855           $    63,052,436
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($0.26 and $0.19 per share, respectively)                $   (36,341,184)          $   (18,902,043)*
     Class C ($0.23 and $0.16 per share, respectively)                    (11,382,084)               (9,859,641)*
     Class C2 ($0.23 and $0.16 per share, respectively)                      (189,452)                 (155,645)*
     Class K ($0.28 and $0.21 per share, respectively)                     (5,789,037)               (2,374,003)*
     Class Y ($0.27 and $0.21 per share, respectively)                    (88,207,485)              (44,295,822)*
------------------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                             $  (141,909,242)          $   (75,587,154)
------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                     $ 5,435,371,909           $ 4,282,494,452
Reinvestment of distributions                                             123,987,280                65,238,024
Cost of shares repurchased                                             (4,163,986,271)           (3,023,600,815)
------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
       Fund share transactions                                        $ 1,395,372,918           $ 1,324,131,661
------------------------------------------------------------------------------------------------------------------
     Net increase in net assets                                       $ 1,375,619,531           $ 1,311,596,943
NET ASSETS:**
Beginning of year                                                     $ 4,509,894,461           $ 3,198,297,518
------------------------------------------------------------------------------------------------------------------
End of year                                                           $ 5,885,513,992           $ 4,509,894,461
==================================================================================================================
* For the year ended March 31, 2018, distributions to shareowners were presented as net investment income.

**For the year ended March 31, 2018, distribution in excess of net investment income was presented as follows: $(3,087,809).

The accompanying notes are an integral part of these financial statements.

110 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------------
                                             Year Ended         Year Ended            Year Ended         Year Ended
                                             3/31/19            3/31/19               3/31/18            3/31/18
                                             Shares             Amount                Shares             Amount
-------------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                   150,053,164       $ 1,492,141,016       139,177,596        $ 1,387,818,817
Reinvestment of distributions                   3,447,856            34,237,849         1,703,453             16,991,053
Less shares repurchased                      (123,191,698)       (1,224,211,031)      (95,397,224)          (951,248,603)
-------------------------------------------------------------------------------------------------------------------------
     Net increase                              30,309,322       $   302,167,834        45,483,825        $   453,561,267
=========================================================================================================================
Class C
Shares sold                                     9,449,781       $    93,876,062        42,871,530        $   427,136,559
Reinvestment of distributions                   1,139,347            11,304,487           971,625              9,678,740
Less shares repurchased                       (30,337,629)         (301,269,304)      (38,154,962)          (380,096,210)
-------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                  (19,748,501)      $  (196,088,755)        5,688,193        $    56,719,089
=========================================================================================================================
Class C2
Shares sold                                       304,143       $     3,017,620           357,478        $     3,560,454
Reinvestment of distributions                      10,421               103,386             8,437                 84,026
Less shares repurchased                          (344,484)           (3,418,732)         (453,926)            (4,520,152)
-------------------------------------------------------------------------------------------------------------------------
     Net decrease                                 (29,920)      $      (297,726)          (88,011)       $      (875,672)
=========================================================================================================================
Class K
Shares sold                                    26,908,751       $   267,357,993         8,600,901        $    85,780,352
Reinvestment of distributions                     461,075             4,581,504           212,334              2,120,086
Less shares repurchased                       (15,608,370)         (155,221,276)       (2,082,223)           (20,781,476)
-------------------------------------------------------------------------------------------------------------------------
     Net increase                              11,761,456       $   116,718,221         6,731,012        $    67,118,962
=========================================================================================================================
Class Y
Shares sold                                   359,915,914       $ 3,578,979,218       238,342,377        $ 2,378,198,270
Reinvestment of distributions                   7,424,296            73,760,054         3,644,225             36,364,119
Less shares repurchased                      (249,523,007)       (2,479,865,928)     (167,063,658)        (1,666,954,374)
-------------------------------------------------------------------------------------------------------------------------
     Net increase                             117,817,203       $ 1,172,873,344        74,922,944        $   747,608,015
=========================================================================================================================

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 111

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year           Year           Year         Year         Year
                                                                   Ended          Ended          Ended        Ended        Ended
                                                                   3/31/19        3/31/18        3/31/17*     3/31/16*     3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                               $     9.95     $     9.99     $   9.92     $  10.00     $  10.07
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $     0.26(a)  $     0.18(a)  $   0.16(a)  $   0.10(a)  $   0.10
  Net realized and unrealized gain (loss) on investments                (0.03)         (0.03)        0.08        (0.06)       (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Investment operations                 $     0.23     $     0.15     $   0.24     $   0.04     $   0.05
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            $    (0.26)    $    (0.19)    $  (0.17)    $  (0.12)    $  (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $    (0.03)    $    (0.04)    $   0.07     $  (0.08)    $  (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $     9.92     $     9.95     $   9.99     $   9.92     $  10.00
====================================================================================================================================
Total return(b)                                                          2.32%          1.51%        2.43%        0.41%        0.54%
Ratio of net expenses to average net assets                              0.59%          0.60%        0.61%        0.63%        0.63%
Ratio of net investment income (loss) to average net assets              2.58%          1.81%        1.59%        1.01%        0.95%
Portfolio turnover rate                                                    61%            54%          69%          58%          45%
Net assets, end of period (in thousands)                           $1,506,433     $1,209,820     $759,455     $673,352     $694,221
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

112 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Year         Year         Year         Year
                                                                      Ended        Ended        Ended        Ended        Ended
                                                                      3/31/19      3/31/18      3/31/17*     3/31/16*     3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                  $   9.94     $   9.97     $   9.91     $   9.99     $  10.05
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                        $   0.22(a)  $   0.15(a)  $   0.13(a)  $   0.07(a)  $   0.07
  Net realized and unrealized gain (loss) on investments                 (0.02)       (0.02)        0.07        (0.06)       (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Investment operations                    $   0.20     $   0.13     $   0.20     $   0.01     $   0.03
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $  (0.23)    $  (0.16)    $  (0.14)    $  (0.09)    $  (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  (0.03)    $  (0.03)    $   0.06     $  (0.08)    $  (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   9.91     $   9.94     $   9.97     $   9.91     $   9.99
====================================================================================================================================
Total return(b)                                                           1.99%        1.28%        2.00%        0.11%        0.34%
Ratio of net expenses to average net assets                               0.91%        0.92%        0.93%        0.94%        0.94%
Ratio of net investment income (loss) to average net assets               2.22%        1.48%        1.27%        0.70%        0.66%
Portfolio turnover rate                                                     61%          54%          69%          58%          45%
Net assets, end of period (in thousands)                              $425,928     $623,642     $568,840     $524,030     $594,283
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 113

----------------------------------------------------------------------------------------------------------------------------------
                                                                        Year        Year        Year        Year         Year
                                                                        Ended       Ended       Ended       Ended        Ended
                                                                        3/31/19     3/31/18     3/31/17*    3/31/16*     3/31/15*
----------------------------------------------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                                    $ 9.94      $ 9.97      $ 9.91      $  9.99      $ 10.05
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                          $ 0.22(a)   $ 0.15(a)   $ 0.13(a)   $  0.07(a)   $  0.06
  Net realized and unrealized gain (loss) on investments                 (0.02)      (0.02)       0.07        (0.06)       (0.03)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Investment operations                      $ 0.20      $ 0.13      $ 0.20      $  0.01      $  0.03
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                 $(0.23)     $(0.16)     $(0.14)     $ (0.09)     $ (0.09)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $(0.03)     $(0.03)     $ 0.06      $ (0.08)     $ (0.06)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 9.91      $ 9.94      $ 9.97      $  9.91      $  9.99
==================================================================================================================================
Total return(b)                                                           1.98%       1.29%       2.00%        0.11%        0.33%
Ratio of net expenses to average net assets                               0.91%       0.92%       0.93%        0.94%        0.95%
Ratio of net investment income (loss) to average net assets               2.25%       1.47%       1.27%        0.69%        0.66%
Portfolio turnover rate                                                     61%         54%         69%          58%          45%
Net assets, end of period (in thousands)                                $8,604      $8,929      $9,834      $10,292      $11,258
==================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

114 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year          Year          Year         Year        Year
                                                                      Ended         Ended         Ended        Ended       Ended
                                                                      3/31/19       3/31/18       3/31/17*     3/31/16*    3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                  $   9.96      $   9.99      $  9.93      $10.01      $10.07
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                        $   0.28(a)   $   0.20(a)   $  0.19(a)   $ 0.12(a)   $ 0.14
  Net realized and unrealized gain (loss) on investments                 (0.03)        (0.02)        0.06       (0.06)      (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Investment operations                    $   0.25      $   0.18      $  0.25      $ 0.06      $ 0.08
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $  (0.28)     $  (0.21)     $ (0.19)     $(0.14)     $(0.14)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  (0.03)     $  (0.03)     $  0.06      $(0.08)     $(0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   9.93      $   9.96      $  9.99      $ 9.93      $10.01
====================================================================================================================================
Total return(b)                                                           2.54%         1.83%        2.55%       0.64%       0.83%
Ratio of net expenses to average net assets                               0.37%         0.38%        0.42%       0.42%       0.41%
Ratio of net investment income (loss) to average net assets               2.82%         2.03%        1.92%       1.24%       1.28%
Portfolio turnover rate                                                     61%           54%          69%         58%         45%
Net assets, end of period (in thousands)                              $274,682      $158,443      $91,666      $5,026      $5,091
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 115

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year          Year          Year          Year          Year
                                                                 Ended         Ended         Ended         Ended         Ended
                                                                 3/31/19       3/31/18       3/31/17*      3/31/16*      3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $     9.96    $     9.99    $     9.93    $    10.01    $    10.07
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $     0.27(a) $     0.19(a) $     0.17(a) $     0.11(a) $     0.11
  Net realized and unrealized gain (loss) on investments              (0.04)        (0.01)         0.07         (0.06)        (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Investment operations               $     0.23    $     0.18    $     0.24    $     0.05    $     0.08
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                          $    (0.27)   $    (0.21)   $    (0.18)   $    (0.13)   $    (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $    (0.04)   $    (0.03)   $     0.06    $    (0.08)   $    (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $     9.92    $     9.96    $     9.99    $     9.93    $    10.01
====================================================================================================================================
Total return(c)                                                        2.37%         1.76%         2.46%         0.54%         0.79%
Ratio of net expenses to average net assets                            0.45%         0.46%         0.50%         0.51%         0.51%
Ratio of net investment income (loss) to average net assets            2.74%         1.94%         1.70%         1.15%         1.08%
Portfolio turnover rate                                                  61%           54%           69%           58%           45%
Net assets, end of period (in thousands)                         $3,669,866    $2,509,061    $1,768,502    $1,418,468    $1,188,107
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

116 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

Notes to Financial Statements | 3/31/19

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Ultrashort Income Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 117 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

118 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At March 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 119

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At March 31, 2019, the Fund was permitted to carry forward indefinitely $26,897,498 of short-term losses and $8,617,287 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

120 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

      The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                     2019                  2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                        $141,909,242           $75,587,154
      --------------------------------------------------------------------------
          Total                              $141,909,242           $75,587,154
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2019:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $  7,329,825
      Capital loss carryforward                                     (35,514,785)
      Current year dividend payable                                  (2,424,937)
      Unrealized depreciation                                       (23,306,592)
      --------------------------------------------------------------------------
          Total                                                    $(53,916,489)
      ==========================================================================

      The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, insurance-linked securities and the tax treatment of premium and amortization.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $14 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2019.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 121

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over

122 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 123 loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

      Additionally, the Fund may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. There was no investment in Pioneer ILS Interval Fund at March 31, 2019.

H.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      Open repurchase agreements as of March 31, 2019 are disclosed in the Fund's Schedule of Investments.

124 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018 management fees are calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion, 0.30% of the next $4 billion of the Fund's average daily net assets, 0.25% of the next 2.5 billion of the Fund's average daily net assets and 0.20% of the Fund's average daily net assets over 7.5 billion. Prior to October 1, 2018 management fees were calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the year ended March 31, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.31% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $258,267 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended March 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                $ 10,979
Class C                                                                  13,459
Class C2                                                                    231
Class K                                                                     403
Class Y                                                                 109,353
--------------------------------------------------------------------------------
  Total                                                                $134,425
================================================================================

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 125

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $70,852 in distribution fees payable to the Distributor at March 31, 2019.

In addition, redemptions of each class of shares (except Class C, Class K and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C2 shares redemptions of shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended March 31, 2019, CDSCs in the amount of $85,168 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Prior to August 1, 2018, the credit facility was in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the

126 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2019, the Fund had no borrowings under the credit facility.

6. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of March 31, 2019, the Fund had the following unfunded loan commitments outstanding:

----------------------------------------------------------------------------------------
                                                                         Unrealized
                                                                         Appreciation/
Loan                                Principal    Cost        Value       (Depreciation)
----------------------------------------------------------------------------------------
United Seating and Mobility         $324,000     $323,237    $321,570    $(1,667)
Brightland Health Services           155,000      155,000     152,934     (2,066)
----------------------------------------------------------------------------------------
  Total Value                       $479,000     $478,237    $474,504    $(3,733)
========================================================================================

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 127

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareholders of Pioneer Multi-Asset Ultrashort Income Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Multi-Asset Ultrashort Income Fund (the "Fund") (one of the funds constituting Pioneer Series Trust X (the "Trust")), including the schedule of investments, as of March 31, 2019, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended March 31, 2018 (collectively referred to as the "financial statements"). The financial highlights for the periods ended March 31, 2015, March 31, 2016 and March 31, 2017 were audited by another independent registered public accounting firm whose report, dated May 26, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Multi-Asset Ultrashort Income Fund (one of the funds constituting Pioneer Series Trust X) at March 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and the financial highlights for the year ended March 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

128 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Trust's auditor since 2017.
Boston, Massachusetts
May 30, 2019

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 129

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 76.90%.

130 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 131

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)         Trustee since 2011.           Private investor (2004 - 2008 and 2013 - Director, Broadridge Financial
Chairman of the Board        Serves until a successor      present); Chairman (2008 - 2013) and     Solutions, Inc. (investor
and Trustee                  trustee is elected or         Chief Executive Officer (2008 - 2012),   communications and securities
                             earlier retirement or         Quadriserv, Inc. (technology products    processing provider for
                             removal.                      for securities lending industry); and    financial services industry)
                                                           Senior Executive Vice President, The     (2009 - present); Director,
                                                           Bank of New York (financial and          Quadriserv, Inc. (2005 -
                                                           securities services) (1986 - 2004)       2013); and Commissioner, New
                                                                                                    Jersey State Civil Service
                                                                                                    Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)           Trustee since 2011.           Managing Partner, Federal City Capital   Director of New York
Trustee                      Serves until a successor      Advisors (corporate advisory services    Mortgage Trust (publicly-
                             trustee is elected or         company) (1997 - 2004 and 2008 -         traded mortgage REIT)
                             earlier retirement or         present); Interim Chief Executive        (2004 - 2009, 2012 -
                             removal.                      Officer, Oxford Analytica, Inc.          present); Director
                                                           (privately held research and consulting  of The Swiss Helvetia
                                                           company) (2010); Executive Vice          Fund, Inc. (closed-end
                                                           President and Chief Financial Officer,   fund) (2010 - 2017);
                                                           I-trax, Inc. (publicly traded health     Director of Oxford
                                                           care services company) (2004 - 2007);    Analytica, Inc. (2008 -
                                                           and Executive Vice President and Chief   2015); and Director of
                                                           Financial Officer, Pedestal Inc.         Enterprise Community
                                                           (internet-based mortgage trading         Investment, Inc.
                                                           company) (2000 - 2002); Private          (privately-held
                                                           Consultant (1995 - 1997); Managing       affordable housing
                                                           Director, Lehman Brothers (1992 -        finance company)
                                                           1995); and Executive, The World Bank     (1985 - 2010)
                                                           (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)    Trustee since 2011.           William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                      Serves until a successor      Political Economy, Harvard University    Funds Investment Trust and
                             trustee is elected or         (1972 - present)                         Mellon Institutional Funds
                             earlier retirement or                                                  Master Portfolio (oversaw
                             removal.                                                               17 portfolios in fund
                                                                                                    complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

132 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)    Trustee since 2011.           Founding Director, Vice-President and    None
Trustee                      Serves until a successor      Corporate Secretary, The Winthrop
                             trustee is elected or earlier Group, Inc. (consulting firm) (1982 -
                             retirement or removal.        present); Desautels Faculty of
                                                           Management, McGill University (1999 -
                                                           2017); and Manager of Research
                                                           Operations and Organizational Learning,
                                                           Xerox PARC, Xerox's advance research
                                                           center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)     Trustee since 2017.           Chief Investment Officer, 1199 SEIU      None
Trustee                      (Advisory Trustee from        Funds (healthcare workers union pension
                             2014 - 2017) Serves until     funds) (2001 - present); Vice
                             a successor trustee is        President - International Investments
                             elected or earlier            Group, American International Group,
                             retirement or removal.        Inc. (insurance company) (1993 - 2001);
                                                           Vice President - Corporate Finance and
                                                           Treasury Group, Citibank, N.A. (1980 -
                                                           1986 and 1990 - 1993); Vice President -
                                                           Asset/Liability Management Group,
                                                           Federal Farm Funding Corporation
                                                           (government-sponsored issuer of debt
                                                           securities) (1988 - 1990); Mortgage
                                                           Strategies Group, Shearson Lehman
                                                           Hutton, Inc. (investment bank) (1987 -
                                                           1988); and Mortgage Strategies Group,
                                                           Drexel Burnham Lambert, Ltd.
                                                           (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)     Trustee since 2011.           President and Chief Executive Officer,   Director of New America
Trustee                      Serves until a successor      Metric Financial Inc. (formerly known    High Income Fund, Inc.
                             trustee is elected or earlier as Newbury Piret Company) (investment    (closed-end investment
                             retirement or removal.        banking firm) (1981 - present)           company) (2004 - present);
                                                                                                    and Member, Board of
                                                                                                    Governors, Investment
                                                                                                    Company Institute
                                                                                                    (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)       Trustee since 2014.           Consultant (investment company           None
Trustee                      Serves until a successor      services) (2012 - present); Executive
                             trustee is elected or earlier Vice President, BNY Mellon (financial
                             retirement or removal.        and investment company services)
                                                           (1969 - 2012); Director, BNY
                                                           International Financing Corp.
                                                           (financial services) (2002 - 2012);
                                                           Director, Mellon Overseas Investment
                                                           Corp. (financial services) (2009 - 2012);
                                                           Director, Financial Models (technology)
                                                           (2005-2007); Director, BNY Hamilton
                                                           Funds, reland (offshore investment
                                                           companies) (2004-2007); Chairman/
                                                           Director, AIB/BNY Securities Services,
                                                           Ltd., Ireland (financial services)
                                                           (1999-2006); and Chairman, BNY
                                                           Alternative Investment Services, Inc.
                                                           (financial services) (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 133

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*          Trustee since 2017.           Director, CEO and President of Amundi    None
Trustee, President and       Serves until a successor      Pioneer Asset Management USA, Inc.
Chief Executive Officer      trustee is elected or earlier (since September 2014); Director, CEO
                             retirement or removal         and President of Amundi Pioneer Asset
                                                           Management, Inc. (since September 2014);
                                                           Director, CEO and President of Amundi
                                                           Pioneer Distributor, Inc. (since
                                                           September 2014); Director, CEO and
                                                           President of Amundi Pioneer
                                                           Institutional Asset Management, Inc.
                                                           (since September 2014); Chair, Amundi
                                                           Pioneer Asset Management USA, Inc.,
                                                           Amundi Pioneer Distributor, Inc. and
                                                           Amundi Pioneer Institutional Asset
                                                           Management, Inc. (September 2014 -
                                                           2018); Managing Director, Morgan
                                                           Stanley Investment Management (2010 -
                                                           2013); Director of Institutional
                                                           Business, CEO of International, Eaton
                                                           Vance Management (2005 - 2010); and
                                                           Director of Amundi USA, Inc.
                                                           (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*      Trustee since 2014.           Director and Executive Vice President    None
Trustee                      Serves until a successor      (since 2008) and Chief Investment
                             trustee is elected or earlier Officer, U.S. (since 2010) of Amundi
                             retirement or removal         Pioneer Asset Management USA, Inc.;
                                                           Director and Executive Vice President
                                                           and Chief Investment Officer, U.S. of
                                                           Amundi Pioneer (since 2008); Executive
                                                           Vice President and Chief Investment
                                                           Officer, U.S. of Amundi Pioneer
                                                           Institutional Asset Management, Inc.
                                                           (since 2009); Portfolio Manager of
                                                           Amundi Pioneer (since 1999); and
                                                           Director of Amundi USA, Inc.
                                                           (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

134 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54)   Since 2011. Serves at         Vice President and Associate General     None
Secretary and Chief          the discretion of the Board   Counsel of Amundi Pioneer since January
Legal Officer                                              2008; Secretary and Chief Legal Officer
                                                           of all of the Pioneer Funds since June
                                                           2010; Assistant Secretary of all of the
                                                           Pioneer Funds from September 2003 to
                                                           May 2010; and Vice President and Senior
                                                           Counsel of Amundi Pioneer from July
                                                           2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)       Since 2011. Serves at         Fund Governance Director of Amundi       None
Assistant Secretary          the discretion of the Board   Pioneer since December 2006 and
                                                           Assistant Secretary of all the Pioneer
                                                           Funds since June 2010; Manager - Fund
                                                           Governance of Amundi Pioneer from
                                                           December 2003 to November 2006; and
                                                           Senior Paralegal of Amundi Pioneer
                                                           from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)            Since 2011. Serves at         Senior Counsel of Amundi Pioneer since   None
Assistant Secretary          the discretion of the Board   May 2013 and Assistant Secretary of all
                                                           the Pioneer Funds since June 2010; and
                                                           Counsel of Amundi Pioneer from June 2007
                                                           to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)         Since 2011. Serves at         Vice President - Fund Treasury of        None
Treasurer and Chief          the discretion of the Board   Amundi Pioneer; Treasurer of all of the
Financial and Accounting                                   Pioneer Funds since March 2008; Deputy
Officer                                                    Treasurer of Amundi Pioneer from March
                                                           2004 to February 2008; and Assistant
                                                           Treasurer of all of the Pioneer Funds
                                                           from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)        Since 2011. Serves at         Director - Fund Treasury of Amundi       None
Assistant Treasurer          the discretion of the Board   Pioneer; and Assistant Treasurer of all
                                                           of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 135


------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)           Since 2011. Serves at         Senior Manager - Fund Treasury of Amundi None
Assistant Treasurer          the discretion of the Board   Pioneer; and Assistant Treasurer of all
                                                           of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)        Since 2011. Serves at         Senior Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the Board   Amundi Pioneer since November 2008;
                                                           Assistant Treasurer of all of the
                                                           Pioneer Funds since January 2009; and
                                                           Client Service Manager - Institutional
                                                           Investor Services at State Street Bank
                                                           from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)             Since 2018. Serves at         Managing Director, Chief Compliance      None
Chief Compliance Officer     the discretion of the Board   Officer of Amundi Pioneer Asset
                                                           Management; Amundi Pioneer
                                                           Institutional Asset Management, Inc.;
                                                           and the Pioneer Funds since September
                                                           2018; and Chief Compliance Officer of
                                                           Amundi Pioneer Distributor, Inc.
                                                           since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)         Since 2011. Serves at         Vice President - Amundi Pioneer Asset    None
Anti-Money                   the discretion of the Board   Management; and Anti-Money Laundering
Laundering Officer                                         Officer of all the Pioneer Funds
                                                           since 2006
------------------------------------------------------------------------------------------------------------------------------------

136 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

                          This page is for your notes.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 137

                          This page is for your notes.

138 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

                          This page is for your notes.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19 139

                          This page is for your notes.

140 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 25671-07-0519

                                Pioneer Dynamic
                                Credit Fund

--------------------------------------------------------------------------------
                                Annual Report | March 31, 2019
--------------------------------------------------------------------------------

                                Ticker Symbols:

                                Class A   RCRAX
                                Class C   RCRCX
                                Class Y   RCRYX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                                [LOGO]  Amundi Pioneer
                                        ==============
                                      ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         34

Notes to Financial Statements                                                41

Report of Independent Registered Public Accounting Firm                      59

Additional Information                                                       61

Trustees, Officers and Service Providers                                     62

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
March 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 3

Portfolio Management Discussion | 3/31/19

In the following interview, Michael Temple and Kevin Choy discuss the principal factors that affected the performance of Pioneer Dynamic Credit Fund during the 12-month period ended March 31, 2019. Mr. Temple, Managing Director, Director of Corporate Credit Research, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Mr. Choy, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q     How did the Fund perform during the 12-month period ended March 31, 2019?

A Pioneer Dynamic Credit Fund's Class A shares returned 2.33% at net asset value during the 12-month period ended March 31, 2019, while the Fund's benchmark, the ICE Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index (the ICE BofA ML Index), returned 2.48%. During the same period, the average return of the 326 mutual funds in Morningstar's Multisector Bond Funds category was 3.13%.

Q How would you describe the investment environment in the fixed-income markets during the 12-month period ended March 31, 2019?

A The past year was a fairly eventful time for the bond market, reflecting investors' shifting views on economic growth and the U.S. Federal Reserve's (the Fed's) monetary policy. In the first half of the 12-month period, robust domestic economic data and expectations that the Fed would continue to raise interest rates provided a tailwind for the credit-sensitive areas of the fixed-income market -- particularly high-yield bonds -- by boosting investor sentiment and contributing to better-than-expected corporate earnings. Conversely, rate-sensitive assets (such as U.S. Treasuries) lagged.

      The investment backdrop shifted in the early autumn of 2018, however, after Fed Chairman Jerome Powell stated that interest rates were "a long way from neutral," a possible indication that several more rate hikes were on the way. U.S. Treasury yields rose in response (as Treasury prices fell), while the performance of high-yield bonds -- which were also negatively affected by worries about U.S. trade policy, slowing economic growth overseas, and low market liquidity at the end of 2018 -- experienced a sharp downturn.

      The broader sell-off in riskier assets would eventually provide support for Treasuries by fueling a "flight to quality" in the market. That rally would gain steam once the new calendar year arrived when the Fed, after raising

4 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 interest rates four times in 2018, including in December, signaled that it was likely to suspend its rate hikes -- at least temporarily -- and would base future rate moves on economic data releases as 2019 progressed. The rest of the investment-grade market followed Treasuries higher during the first quarter of 2019, the final three months of the 12-month period, while high-yield securities also staged a strong advance and recovered nearly all of the losses the asset class incurred over the latter part of 2018.

      The first-quarter gains enabled all major fixed-income market segments to finish the period in positive territory, with the best results coming from credit-sensitive areas such as high-yield and investment-grade corporate debt.

Q What were the principal factors that affected the Fund's performance relative to the benchmark ICE BofA ML Index during the 12-month period ended March 31, 2019?

A The Fund lost some ground against the benchmark during the period by having an allocation to insurance-linked securities (ILS). ILS, which are sponsored by insurance companies to help mitigate the risk of having to pay claims in the wake of natural disasters, finished the 12-month period in the red, largely as a result of the claims generated by the severe California wildfires in late 2018. The portfolio had a modest allocation to ILS, based on our view that the securities offered both above-average yield potential as well as diversification* benefits, but those traits did not translate into positive performance over the past 12 months. We ultimately reduced the Fund's exposure to ILS, as we saw better investment opportunities elsewhere.

      Our efforts to manage tail risk -- that is, the chance that unexpected developments could lead to a sharp sell-off across the markets -- also detracted from the Fund's benchmark-relative performance during the period. Although that aspect of our strategy helped to dampen volatility associated with the market instability of late 2018, it weighed on the Fund's relative returns for the full period, given the solid gains across the broader fixed-income market.

      Our asset allocation decisions were the primary positive contributors to the Fund's benchmark-relative performance over the 12-month period. The portfolio's weighting in high-yield bonds, which generated returns well in excess of the benchmark, aided relative results the most. The Fund's relative returns further benefited from positions in securitized assets, a category

*     Diversification does not assure a profit nor protect against loss.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 5 that includes investments such as residential mortgage-backed securities
      (RMBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). All of those market segments outperformed both government issues and the ICE BofA ML Index during a time that saw investors generally embrace risk. The Fund's allocation to senior bank loans was another positive contributor to benchmark-relative performance, as the loan category delivered attractive total returns in the first six months of the 12-month period, amid high investor demand for floating-rate securities that could potentially offset the negative effects of rising interest rates.

Q How did the Fund's exposure to derivative securities affect its performance during the 12-month period ended March 31, 2019?

A The Fund had investments in several types of derivatives over the period. We used credit default swaps to manage the portfolio's exposure to credit-linked securities, which generally helped results. We also invested in interest-rate futures to help manage the Fund's duration risk, and we used forward foreign currency contracts (currency forwards) to take directional views on underlying non-U.S. economies and to manage the risks associated with the portfolio's investments denominated in foreign currencies. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

      Our credit- and interest-rate strategies had positive effects on the Fund's performance, while the currency forwards had a negative impact. As mentioned earlier, the use of derivatives to manage tail risk in the portfolio also detracted from the Fund's relative performance.

Q Was there any change in the Fund's yield, or distributions** to shareholders, during the 12-month period ended March 31, 2019?

A The Fund's yield rose slightly over the 12-month period, primarily due to the increase in prevailing market yields.

Q What is your investment outlook, and how is the outlook reflected in the Fund's current positioning?

A We are reasonably confident that the U.S. economy, although slowing a bit from its pace of mid-2018, remains in a healthy condition overall. Consumer sentiment is robust, unemployment is low, and corporate balance sheets are in very good shape. However, we remain somewhat cautious due to the more pronounced economic slowdowns occurring in

**    Distributions are not guaranteed.

6 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

      China and Europe. Geopolitical and trade issues, while not affecting the markets in a meaningful way in the first quarter of 2019, continue to represent additional risk factors. We would also note that valuations in the credit-sensitive sectors were fairly rich at period-end, following the first-quarter rally.

      We believe those circumstances, taken together, call for a defensive investment approach. Although the Fund's weighting in high-yield bonds rose over the full 12-month period -- a reflection of our effort to capitalize on the improved valuations that emerged in the category after the late-2018 market slump -- the portfolio's overall corporate exposure declined somewhat. We modestly reduced the portfolio's allocation to investment-grade corporates, where we saw less attractive valuations. In that area, we continue to seek value in sectors and issuers with long-term, stable cash flows, and that has led us to tilt the Fund's holdings toward financials and higher-quality midstream energy issuers. We also decreased the Fund's position in senior loans, as we anticipate lower demand for floating-rate securities now that the Fed has stopped raising rates -- at least for the time being. We redeployed the majority of the proceeds from the sales into securitized assets, which offer the combination of above-average credit quality and low sensitivity to interest-rate movements.

      We think the opportunistic shifts in the Fund's positioning discussed here illustrate the potential merits of our flexible investment approach. We manage the portfolio in an unconstrained fashion, meaning that we can increase or decrease duration and credit risk to adapt to shifting market conditions. We believe that degree of flexibility could prove especially important as global economic growth slows and we move closer to the end of the current credit cycle.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 7

Please refer to the Schedule of Investments on pages 17-33 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Dynamic Credit Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds, including ETFs. In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

The Fund may invest in zero coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

The Fund is not intended to outperform stocks and bonds during strong market rallies.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 9

Portfolio Summary | 3/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           44.1%
Collateralized Mortgage Obligations                                       14.9%
Asset Backed Securities                                                   14.8%
U.S. Government and Agency Obligations                                    13.7%
Senior Secured Floating Rate Loan Interests                                9.9%
Insurance-Linked Securities                                                2.5%
Exchange-Traded Put Options Purchased                                      0.1%
Right/Warrant                                                              0.0%+
Over The Counter (OTC) Call Options Purchased                              0.0%+

+ Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Notes, 2.125%, 12/31/22                                                 5.00%
-----------------------------------------------------------------------------------------------
 2. U.S. Treasury Bills, 4/9/19                                                           4.49
-----------------------------------------------------------------------------------------------
 3. U.S. Treasury Bills, 4/23/19                                                          3.43
-----------------------------------------------------------------------------------------------
 4. EnLink Midstream Partners LP, 4.15%, 6/1/25                                           1.42
-----------------------------------------------------------------------------------------------
 5. Westlake Automobile Receivables Trust, Series 2018-3A, Class E, 4.9%,
    12/15/23 (144A)                                                                       1.40
-----------------------------------------------------------------------------------------------
 6. Fannie Mae Connecticut Avenue Securities, Series 2018-C04, Class 2M2,
    5.036% (1 Month USD LIBOR + 255 bps), 12/25/30                                        1.39
-----------------------------------------------------------------------------------------------
 7. Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/26                        1.35
-----------------------------------------------------------------------------------------------
 8. Sprint Capital Corp., 6.875%, 11/15/28                                                1.33
-----------------------------------------------------------------------------------------------
 9. Freddie Mac Stacr Trust, Series 2018-HQA2, Class B2, 13.486% (1 Month USD
    LIBOR + 1,100 bps), 10/25/48 (144A)                                                   1.32
-----------------------------------------------------------------------------------------------
10. Sunoco LP/Sunoco Finance Corp., 4.875%, 1/15/23                                       1.29
-----------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

Prices and Distributions | 3/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      3/31/19                   3/31/18
--------------------------------------------------------------------------------
          A                          $9.04                     $9.20
--------------------------------------------------------------------------------
          C                          $9.00                     $9.17
--------------------------------------------------------------------------------
          Y                          $9.07                     $9.24
--------------------------------------------------------------------------------

Distributions per Share: 4/1/18-3/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Net Investment     Short-Term       Long-Term       Tax Return
         Class       Income         Capital Gains    Capital Gains    of Capital
--------------------------------------------------------------------------------
          A         $0.2650             $ --             $ --         $0.1021
--------------------------------------------------------------------------------
          C         $0.2126             $ --             $ --         $0.0847
--------------------------------------------------------------------------------
          Y         $0.2841             $ --             $ --         $0.1086
--------------------------------------------------------------------------------

The ICE Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 11

Performance Update | 3/31/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Dynamic Credit Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2019)
---------------------------------------------------
                                       ICE
                                       BofA ML
                  Net      Public      U.S. Dollar
                  Asset    Offering    3-Month
                  Value    Price       LIBOR
Period            (NAV)    (POP)       Index
---------------------------------------------------
Life-of-Class
(4/29/11)         3.33%     2.73%      0.76%
5 years           2.60      1.66       0.99
1 year            2.33     -2.27       2.48
---------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
---------------------------------------------------
Gross
---------------------------------------------------
1.25%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Dynamic                    ICE BofA ML U.S. Dollar
                      Credit Fund                        3-Month LIBOR Index
5/11                  $ 9,550                            $10,000
3/12                  $ 9,586                            $10,032
3/13                  $10,567                            $10,075
3/14                  $10,879                            $10,102
3/15                  $10,802                            $10,126
3/16                  $10,627                            $10,159
3/17                  $11,810                            $10,234
3/18                  $12,090                            $10,358
3/19                  $12,371                            $10,614

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

Performance Update | 3/31/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch
(ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2019)
---------------------------------------------------
                                       ICE
                                       BofA ML
                                       U.S. Dollar
                                       3-Month
                  If       If          LIBOR
Period            Held     Redeemed    Index
---------------------------------------------------
Life-of-Class
(4/29/11)         2.51%    2.51%       0.76%
5 years           1.79     1.79        0.99
1 year            1.44     1.44        2.48
---------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
---------------------------------------------------
Gross
---------------------------------------------------
2.01%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Dynamic                    ICE BofA ML U.S. Dollar
                      Credit Fund                        3-Month LIBOR Index
5/11                  $10,000                            $10,000
3/12                  $ 9,953                            $10,032
3/13                  $10,893                            $10,075
3/14                  $11,132                            $10,102
3/15                  $10,957                            $10,126
3/16                  $10,711                            $10,159
3/17                  $11,801                            $10,234
3/18                  $11,991                            $10,358
3/19                  $12,164                            $10,614

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. "If Redeemed" returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 13

Performance Update | 3/31/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch
(ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2019)
---------------------------------------------------
                                      ICE
                                      BofA ML
                        Net           U.S. Dollar
                        Asset         3-Month
                        Value         LIBOR
Period                  (NAV)         Index
---------------------------------------------------
Life-of-Class
(4/29/11)               3.67%         0.76%
5 years                 2.89          0.99
1 year                  2.50          2.48
---------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2018)
---------------------------------------------------
              Gross          Net
---------------------------------------------------
              1.01%          0.91%
---------------------------------------------------

Value of $5 Million Investment
[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Dynamic                    ICE BofA ML U.S. Dollar
                      Credit Fund                        3-Month LIBOR Index
5/11                  $5,000,000                         $5,000,000
3/12                  $5,047,246                         $5,016,142
3/13                  $5,586,945                         $5,037,586
3/14                  $5,768,189                         $5,051,197
3/15                  $5,743,224                         $5,062,972
3/16                  $5,670,835                         $5,079,435
3/17                  $6,314,506                         $5,116,860
3/18                  $6,489,717                         $5,178,819
3/19                  $6,652,203                         $5,307,026

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on actual returns from October 1, 2018, through March 31, 2019.

--------------------------------------------------------------------------------
Share Class                              A              C              Y
--------------------------------------------------------------------------------
Beginning Account                    $1,000.00      $1,000.00      $1,000.00
Value on 10/1/18
--------------------------------------------------------------------------------
Ending Account Value                 $1,013.37      $1,008.35      $1,014.65
(after expenses) on 3/31/19
--------------------------------------------------------------------------------
Expenses Paid                            $5.77          $9.66          $4.27
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.93% and 0.85% for Class A, Class C and Class Y Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2018, through March 31, 2019.

--------------------------------------------------------------------------------
Share Class                              A              C              Y
--------------------------------------------------------------------------------
Beginning Account                    $1,000.00      $1,000.00      $1,000.00
Value on 10/1/18
--------------------------------------------------------------------------------
Ending Account Value                 $1,019.20      $1,015.31      $1,020.69
(after expenses) on 3/31/19
--------------------------------------------------------------------------------
Expenses Paid                            $5.79          $9.70          $4.28
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.93% and 0.85% for Class A, Class C and Class Y Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

Schedule of Investments | 3/31/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                           UNAFFILIATED ISSUERS -- 97.3%
                           ASSET BACKED SECURITIES --
                           14.4% of Net Assets
    1,000,000              Access Point Funding I LLC, Series 2017-A, Class B,
                           3.97%, 4/15/29 (144A)                                                       $  1,002,221
    1,200,000              Ascentium Equipment Receivables Trust, Series 2016-2A,
                           Class E, 6.79%, 10/10/24 (144A)                                                1,235,628
    1,667,000              Axis Equipment Finance Receivables VI LLC, Series
                           2018-2A, Class F, 7.39%, 6/22/26 (144A)                                        1,721,338
      459,733              BXG Receivables Note Trust, Series 2018-A, Class C,
                           4.44%, 2/2/34 (144A)                                                             466,213
    1,000,000              Cig Auto Receivables Trust, Series 2019-1A, Class D,
                           4.85%, 5/15/26 (144A)                                                          1,006,708
    1,500,000              Elm Trust, Series 2018-2A, Class B, 5.584%, 10/20/27
                           (144A)                                                                         1,515,874
      800,000              Engs Commercial Finance Trust, Series 2016-1A,
                           Class D, 5.22%, 1/22/24 (144A)                                                   788,218
    2,282,000              Engs Commercial Finance Trust, Series 2018-1A,
                           Class E, 6.1%, 8/22/25 (144A)                                                  2,343,755
    1,800,000              Four Seas LP, Series 2017-1A, Class A2, 5.927%,
                           8/28/27 (144A)                                                                 1,776,023
    1,500,000              Foursight Capital Automobile Receivables Trust, Series
                           2018-2, Class E, 5.5%, 10/15/24 (144A)                                         1,552,065
      500,000              Foursight Capital Automobile Receivables Trust, Series
                           2018-2, Class F, 6.48%, 6/15/26 (144A)                                           511,613
      135,289(a)           GE Mortgage Services LLC, Series 1997-HE1, Class A4,
                           7.78%, 3/25/27                                                                    34,483
      500,000              Hercules Capital Funding Trust, Series 2018-1A,
                           Class A, 4.605%, 11/22/27 (144A)                                                 510,959
      200,000              InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
                           11/15/46 (144A)                                                                  203,971
      700,000              Kabbage Funding LLC, Series 2019-1, Class C, 4.611%,
                           3/15/24 (144A)                                                                   704,913
      946,878(b)           Newtek Small Business Loan Trust, Series 2018-1,
                           Class B, 5.486% (1 Month USD LIBOR + 300 bps),
                           2/25/44 (144A)                                                                   946,876
      650,000(b)           Palmer Square Loan Funding, Ltd., Series 2018-1A,
                           Class C, 4.637% (3 Month USD LIBOR + 185 bps),
                           4/15/26 (144A)                                                                   623,504
      650,000(b)           Palmer Square Loan Funding, Ltd., Series 2018-1A,
                           Class D, 6.737% (3 Month USD LIBOR + 395 bps),
                           4/15/26 (144A)                                                                   613,326
    1,675,000              Progress Residential Trust, Series 2018-SFR1, Class E,
                           4.38%, 3/17/35 (144A)                                                          1,679,851
    2,500,000              Progress Residential Trust, Series 2018-SFR2, Class E,
                           4.656%, 8/17/35 (144A)                                                         2,540,566
    2,510,000              Progress Residential Trust, Series 2018-SFR3, Class F,
                           5.368%, 10/17/35 (144A)                                                        2,548,254
      500,000              Rosy, Series 2018-1, Class A1, 6.25%, 12/15/25 (144A)                            500,000

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 17

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                           ASSET BACKED SECURITIES -- (continued)
    1,046,768              Solarcity Lmc Series VI LLC, Series 2016-A, Class A,
                           4.8%, 9/20/48 (144A)                                                        $  1,074,065
      750,000              Veros Automobile Receivables Trust, Series 2018-1,
                           Class C, 4.65%, 2/15/24 (144A)                                                   760,599
    2,750,000              Westlake Automobile Receivables Trust, Series 2018-3A,
                           Class E, 4.9%, 12/15/23 (144A)                                                 2,796,499
-------------------------------------------------------------------------------------------------------------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $29,225,548)                                                          $ 29,457,522
-------------------------------------------------------------------------------------------------------------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS --
                           14.5% of Net Assets
       19,128(a)           Bear Stearns ALT-A Trust, Series 2003-3, Class 1A,
                           3.919%, 10/25/33                                                            $     19,914
       67,485(a)           Bear Stearns Commercial Mortgage Securities Trust,
                           Series 2005-PWR7, Class B, 5.142%, 2/11/41                                        67,180
      235,000(b)           Bellemeade Re, Ltd., Series 2018-2A, Class B1, 5.136%
                           (1 Month USD LIBOR + 265 bps), 8/25/28 (144A)                                    235,394
      380,000(b)           Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 4.234%
                           (1 Month USD LIBOR + 175 bps), 3/25/29 (144A)                                    380,000
      500,000(b)           BTH-25 Mortgage-Backed Securities Trust, Series
                           2019-25, Class A, 4.982% (1 Month USD LIBOR +
                           250 bps), 2/14/20 (144A)                                                         499,999
      408,884(b)           BX Commercial Mortgage Trust, Series 2018-IND,
                           Class D, 3.784% (1 Month USD LIBOR + 130 bps),
                           11/15/35 (144A)                                                                  409,140
    1,000,000              Caesars Palace Las Vegas Trust, Series 2017-VICI,
                           Class A, 3.531%, 10/15/34 (144A)                                               1,020,266
    2,030,404(a)           Cascade Funding Mortgage Trust, Series 2018-RM2,
                           Class D, 4.0%, 10/25/68 (144A)                                                 1,750,208
      488,926(a)           COBALT CMBS Commercial Mortgage Trust, Series 2007-C3,
                           Class B, 5.527%, 5/15/46                                                         490,621
    1,000,000(b)           Cold Storage Trust, Series 2017-ICE3, Class B, 3.734%
                           (1 Month USD LIBOR + 125 bps), 4/15/36 (144A)                                    999,969
      750,000(b)           Cold Storage Trust, Series 2017-ICE3, Class C, 3.834%
                           (1 Month USD LIBOR + 135 bps), 4/15/36 (144A)                                    749,978
      500,000(a)           CSAIL Commercial Mortgage Trust, Series 2015-C4,
                           Class D, 3.582%, 11/15/48                                                        456,485
       78,674(a)           CSFB Mortgage-Backed Pass-Through Certificates, Series
                           2003-17, Class B2, 5.5%, 6/25/33                                                       1
    1,250,000(a)           Deephaven Residential Mortgage Trust, Series 2018-3A,
                           Class B1, 5.007%, 8/25/58 (144A)                                               1,243,777
      890,000(b)           Fannie Mae Connecticut Avenue Securities, Series
                           2017-C02, Class 2B1, 7.986% (1 Month USD LIBOR +
                           550 bps), 9/25/29                                                              1,010,202
    1,500,000(b)           Fannie Mae Connecticut Avenue Securities, Series
                           2017-C05, Class 1M2, 4.686% (1 Month USD LIBOR +
                           220 bps), 1/25/30                                                              1,518,324

The accompanying notes are an integral part of these financial statements.

18 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS --
                           (continued)
    2,750,000(b)           Fannie Mae Connecticut Avenue Securities, Series
                           2018-C04, Class 2M2, 5.036% (1 Month USD LIBOR +
                           255 bps), 12/25/30                                                          $  2,767,216
    1,000,000(b)           Fannie Mae Connecticut Avenue Securities, Series
                           2018-C05, Class 1B1, 6.736% (1 Month USD LIBOR +
                           425 bps), 1/25/31                                                              1,011,969
    1,130,000(b)           Fannie Mae Connecticut Avenue Securities, Series
                           2018-C06, Class 1M2, 4.486% (1 Month USD LIBOR +
                           200 bps), 3/25/31                                                              1,120,476
    2,510,000(b)           Freddie Mac Stacr Trust, Series 2018-HQA2, Class B2,
                           13.486% (1 Month USD LIBOR + 1,100 bps),
                           10/25/48 (144A)                                                                2,621,766
      350,000(b)           Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2,
                           4.786% (1 Month USD LIBOR + 230 bps),
                           10/25/48 (144A)                                                                  346,113
      190,833              Global Mortgage Securitization, Ltd., Series 2004-A,
                           Class B2, 5.25%, 11/25/32 (144A)                                                  41,430
       84,162              Global Mortgage Securitization, Ltd., Series 2004-A,
                           Class B3, 5.25%, 11/25/32 (144A)                                                       1
      253,317              Global Mortgage Securitization, Ltd., Series 2005-A,
                           Class B2, 5.25%, 4/25/32 (144A)                                                  204,241
      570,000(a)           GMAT Trust, Series 2013-1A, Class M, 5.0%,
                           11/25/43 (144A)                                                                  343,227
      500,000(b)           GS Mortgage Securities Corp. Trust, Series 2018-FBLU,
                           Class B, 3.684% (1 Month USD LIBOR + 120 bps),
                           11/15/35 (144A)                                                                  497,836
      500,000(b)           GS Mortgage Securities Trust, Series 2018-HART,
                           Class B, 3.784% (1 Month USD LIBOR + 130 bps),
                           10/15/31 (144A)                                                                  501,208
      750,000(b)           IMT Trust, Series 2017-APTS, Class DFL, 4.034%
                           (1 Month USD LIBOR + 155 bps), 6/15/34 (144A)                                    750,470
      300,000(a)           JPMDB Commercial Mortgage Securities Trust, Series
                           2016-C4, Class D, 3.093%, 12/15/49 (144A)                                        257,318
      395,876(b)           La Hipotecaria Panamanian Mortgage Trust, Series
                           2007-1GA, Class A, 4.773% (Panamanian Mortgage
                           Reference Rate - 125 bps), 12/23/36 (144A)                                       391,918
      500,000(a)           Morgan Stanley Bank of America Merrill Lynch Trust,
                           Series 2014-C17, Class D, 4.703%, 8/15/47 (144A)                                 472,819
      300,000(a)           Morgan Stanley Capital I Trust, Series 2016-BNK2,
                           Class D, 3.0%, 11/15/49 (144A)                                                   254,028
      260,000              Morgan Stanley Capital I Trust, Series 2016-UBS9,
                           Class D, 3.0%, 3/15/49 (144A)                                                    227,552
      850,000(b)           Radnor Re, Ltd., Series 2019-1, Class M1B, 4.436%
                           (1 Month USD LIBOR + 195 bps), 2/25/29 (144A)                                    853,122
    1,479,866(b)           SLIDE, Series 2018-FUN, Class B, 3.734% (1 Month USD
                           LIBOR + 125 bps), 6/15/31 (144A)                                               1,477,985

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS --
                           (continued)
    1,525,000(b)           Starwood Waypoint Homes Trust, Series 2017-1,
                           Class E, 5.084% (1 Month USD LIBOR + 260 bps),
                           1/17/35 (144A)                                                              $  1,526,600
      432,905(b)           Tharaldson Hotel Portfolio Trust, Series 2018-THL,
                           Class C, 3.831% (1 Month USD LIBOR + 135 bps),
                           11/11/34 (144A)                                                                  432,355
    1,000,000              Tricon American Homes Trust, Series 2017-SFR1, Class F,
                           5.151%, 9/17/34 (144A)                                                         1,005,789
      900,000              Tricon American Homes Trust, Series 2017-SFR2, Class F,
                           5.104%, 1/17/36 (144A)                                                           906,321
      750,000              Wells Fargo Commercial Mortgage Trust, Series
                           2016-BNK1, Class D, 3.0%, 8/15/49 (144A)                                         613,689
      200,000(a)           WFRBS Commercial Mortgage Trust, Series 2013-C12,
                           Class D, 4.418%, 3/15/48 (144A)                                                  187,877
-------------------------------------------------------------------------------------------------------------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $29,844,312)                                                          $ 29,664,784
-------------------------------------------------------------------------------------------------------------------
                           CORPORATE BONDS -- 43.0% of Net Assets
                           Banks -- 6.8%
    1,000,000(a)(c)        Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                        $  1,001,700
    2,250,000              BPCE SA, 4.875%, 4/1/26 (144A)                                                 2,314,415
EUR 1,200,000(a)(c)        Cooperatieve Rabobank UA, 6.625% (5 Year EUR
                           Swap Rate + 670 bps)                                                           1,464,555
    1,955,000(a)(c)        Credit Suisse Group AG, 7.125% (5 Year USD Swap
                           Rate + 511 bps)                                                                2,006,319
    1,600,000              Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                                  1,420,000
    1,000,000(a)(c)        Lloyds Banking Group Plc, 7.5% (5 Year USD Swap
                           Rate + 450 bps)                                                                1,014,700
    1,000,000(a)(c)        Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
                           Swap Rate + 760 bps)                                                           1,065,000
    1,233,000(a)(c)        Societe Generale SA, 7.375% (5 Year USD Swap Rate +
                           624 bps) (144A)                                                                1,271,531
      217,000(a)(c)        Societe Generale SA, 8.0% (5 Year USD 1100 Run ICE
                           Swap Rate + 587 bps) (144A)                                                      230,563
    2,000,000              UBS AG, 7.625%, 8/17/22                                                        2,202,360
                                                                                                       ------------
                           Total Banks                                                                 $ 13,991,143
-------------------------------------------------------------------------------------------------------------------
                           Building Materials -- 0.8%
    1,520,000              Standard Industries, Inc., 5.375%, 11/15/24 (144A)                          $  1,558,000
                                                                                                       ------------
                           Total Building Materials                                                    $  1,558,000
-------------------------------------------------------------------------------------------------------------------
                           Chemicals -- 1.0%
      468,000              Darling Ingredients Inc., 5.25%, 4/15/27 (144A)                             $    474,143
    1,600,000              NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                    1,572,000
                                                                                                       ------------
                           Total Chemicals                                                             $  2,046,143
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                           Commercial Services -- 1.5%
    1,579,000              Brink's Co., 4.625%, 10/15/27 (144A)                                        $  1,523,735
    1,600,000              United Rentals North America, Inc., 4.625%, 10/15/25                           1,580,000
                                                                                                       ------------
                           Total Commercial Services                                                   $  3,103,735
-------------------------------------------------------------------------------------------------------------------
                           Computers -- 1.2%
    2,375,000              Dell International LLC/EMC Corp., 4.42%, 6/15/21 (144A)                     $  2,436,655
                                                                                                       ------------
                           Total Computers                                                             $  2,436,655
-------------------------------------------------------------------------------------------------------------------
                           Diversified Financial Services -- 2.1%
      695,000              Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                               $    711,923
    1,000,000^(d)          Fixed Income Trust Series 2013-A, 0.0%, 10/15/97 (144A)                        1,316,208
      890,000              Nationstar Mortgage LLC/Nationstar Capital Corp.,
                           6.5%, 7/1/21                                                                     890,000
    1,425,000              Nationstar Mortgage LLC/Nationstar Capital Corp.,
                           6.5%, 6/1/22                                                                   1,402,734
                                                                                                       ------------
                           Total Diversified Financial Services                                        $  4,320,865
-------------------------------------------------------------------------------------------------------------------
                           Electric -- 1.6%
    1,443,000              Clearway Energy Operating LLC, 5.75%, 10/15/25 (144A)                       $  1,448,411
      960,000              Southern California Edison Co., 4.875%, 3/1/49                                 1,016,977
       18,000              Talen Energy Supply LLC, 4.6%, 12/15/21                                           17,415
      795,000              Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)                                826,800
                                                                                                       ------------
                           Total Electric                                                              $  3,309,603
-------------------------------------------------------------------------------------------------------------------
                           Entertainment -- 0.1%
      220,000              International Game Technology Plc, 6.25%,
                           1/15/27 (144A)                                                              $    225,500
                                                                                                       ------------
                           Total Entertainment                                                         $    225,500
-------------------------------------------------------------------------------------------------------------------
                           Environmental Control -- 0.6%
    1,200,000              Tervita Escrow Corp., 7.625%, 12/1/21 (144A)                                $  1,191,000
                                                                                                       ------------
                           Total Environmental Control                                                 $  1,191,000
-------------------------------------------------------------------------------------------------------------------
                           Healthcare-Services -- 3.6%
    1,500,000              Centene Corp., 4.75%, 1/15/25                                               $  1,530,000
      115,000              HCA, Inc., 5.625%, 9/1/28                                                        121,612
    1,200,000              HCA, Inc., 5.875%, 5/1/23                                                      1,279,500
       76,000              HCA, Inc., 5.875%, 2/1/29                                                         81,886
    1,700,000              Molina Healthcare, Inc., 5.375%, 11/15/22                                      1,764,787
    1,225,000              RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                           5/1/23 (144A)                                                                  1,303,094
    1,190,000              WellCare Health Plans, Inc., 5.25%, 4/1/25                                     1,231,650
                                                                                                       ------------
                           Total Healthcare-Services                                                   $  7,312,529
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 21

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                           Home Builders -- 1.9%
    2,190,000              KB Home, 7.0%, 12/15/21                                                     $  2,343,300
    1,500,000              Taylor Morrison Communities, Inc./Taylor Morrison
                           Holdings II, Inc., 5.875%, 4/15/23 (144A)                                      1,526,250
                                                                                                       ------------
                           Total Home Builders                                                         $  3,869,550
-------------------------------------------------------------------------------------------------------------------
                           Insurance -- 0.1%
      100,000              Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)                       $    134,611
                                                                                                       ------------
                           Total Insurance                                                             $    134,611
-------------------------------------------------------------------------------------------------------------------
                           Iron & Steel -- 1.0%
    2,010,000              ArcelorMittal, 5.5%, 3/1/21                                                 $  2,099,829
                                                                                                       ------------
                           Total Iron & Steel                                                          $  2,099,829
-------------------------------------------------------------------------------------------------------------------
                           Media -- 2.7%
    1,500,000              Sirius XM Radio, Inc., 4.625%, 5/15/23 (144A)                               $  1,516,875
    2,466,000              Time Warner Cable LLC, 4.125%, 2/15/21                                         2,504,513
    1,400,000              Videotron, Ltd., 5.375%, 6/15/24 (144A)                                        1,461,250
                                                                                                       ------------
                           Total Media                                                                 $  5,482,638
-------------------------------------------------------------------------------------------------------------------
                           Oil & Gas -- 4.6%
    1,528,000              Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                           $  1,497,440
    1,300,000              Oasis Petroleum, Inc., 6.25%, 5/1/26 (144A)                                    1,238,250
    1,350,000              Parsley Energy LLC/Parsley Finance Corp., 5.375%,
                           1/15/25 (144A)                                                                 1,346,625
    1,300,000              PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/25                          1,334,450
    1,500,000              Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                           1,425,000
    2,525,000              Sunoco LP/Sunoco Finance Corp., 4.875%, 1/15/23                                2,565,148
                                                                                                       ------------
                           Total Oil & Gas                                                             $  9,406,913
-------------------------------------------------------------------------------------------------------------------
                           Packaging & Containers -- 0.5%
    1,000,000              Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc.,
                           4.625%, 5/15/23 (144A)                                                      $  1,006,250
                                                                                                       ------------
                           Total Packaging & Containers                                                $  1,006,250
-------------------------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 1.1%
      900,000              Bausch Health Cos., Inc., 6.5%, 3/15/22 (144A)                              $    931,500
    1,250,000              Bausch Health Cos., Inc., 7.0%, 3/15/24 (144A)                                 1,322,500
                                                                                                       ------------
                           Total Pharmaceuticals                                                       $  2,254,000
-------------------------------------------------------------------------------------------------------------------
                           Pipelines -- 7.8%
      900,000              American Midstream Partners LP/American Midstream
                           Finance Corp., 9.5%, 12/15/21 (144A)                                        $    828,000
    1,390,000              Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25                          1,511,625
    1,515,000              DCP Midstream Operating LP, 3.875%, 3/15/23                                    1,507,425
    1,400,000              Enable Midstream Partners LP, 4.95%, 5/15/28                                   1,417,507
    1,440,000              Energy Transfer Operating LP, 5.5%, 6/1/27                                     1,560,143
    2,940,000              EnLink Midstream Partners LP, 4.15%, 6/1/25                                    2,829,750

The accompanying notes are an integral part of these financial statements.

22 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                           Pipelines -- (continued)
    2,850,000              Genesis Energy LP/Genesis Energy Finance Corp.,
                           6.25%, 5/15/26                                                              $  2,693,250
    1,450,000              ONEOK, Inc., 6.875%, 9/30/28                                                   1,733,251
    1,475,000              Targa Resources Partners LP/Targa Resources Partners
                           Finance Corp., 5.875%, 4/15/26 (144A)                                          1,559,075
      327,000              Targa Resources Partners LP/Targa Resources Partners
                           Finance Corp., 6.5%, 7/15/27 (144A)                                              352,751
                                                                                                       ------------
                           Total Pipelines                                                             $ 15,992,777
-------------------------------------------------------------------------------------------------------------------
                           Software -- 0.8%
    1,500,000              IQVIA, Inc., 5.0%, 10/15/26 (144A)                                          $  1,534,695
                                                                                                       ------------
                           Total Software                                                              $  1,534,695
-------------------------------------------------------------------------------------------------------------------
                           Telecommunications -- 3.0%
    1,355,000              Hughes Satellite Systems Corp., 5.25%, 8/1/26                               $  1,344,837
    1,520,000              Level 3 Financing, Inc., 5.375%, 5/1/25                                        1,538,696
    2,750,000              Sprint Capital Corp., 6.875%, 11/15/28                                         2,643,438
      300,000              Unison Ground Lease Funding LLC, 5.78%,
                           3/15/20 (144A)                                                                   297,977
      400,000              WCP Issuer LLC, 6.657%, 8/15/20 (144A)                                           400,086
                                                                                                       ------------
                           Total Telecommunications                                                    $  6,225,034
-------------------------------------------------------------------------------------------------------------------
                           Trucking & Leasing -- 0.2%
      400,000              Fly Leasing, Ltd., 6.375%, 10/15/21                                         $    405,000
                                                                                                       ------------
                           Total Trucking & Leasing                                                    $    405,000
-------------------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS
                           (Cost $86,537,452)                                                          $ 87,906,470
-------------------------------------------------------------------------------------------------------------------
                           INSURANCE-LINKED SECURITIES --
                           2.4% of Net Assets(e)
                           Catastrophe Linked Bonds -- 1.3%
                           Earthquakes -- California -- 0.5%
      250,000(b)           Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A)                              $    247,250
      250,000(b)           Ursa Re, 4.0% (ZERO + 400 bps), 12/10/19 (144A)                                  247,250
      250,000(b)           Ursa Re, 6.396% (3 Month U.S. Treasury Bill + 400 bps),
                           12/10/20 (144A)                                                                  247,000
      250,000(b)           Ursa Re, 7.646% (3 Month U.S. Treasury Bill + 525 bps),
                           12/10/20 (144A)                                                                  250,625
                                                                                                       ------------
                                                                                                       $    992,125
-------------------------------------------------------------------------------------------------------------------
                           Multiperil -- U.S. -- 0.4%
      250,000(b)           Kilimanjaro II Re, 11.831% (6 Month USD LIBOR +
                           949 bps), 4/20/21 (144A)                                                    $    249,500
      250,000(b)           Residential Reinsurance 2016, 7.596% (3 Month U.S.
                           Treasury Bill + 520 bps), 12/6/20 (144A)                                         243,075

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 23

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                           Multiperil -- U.S. -- (continued)
      250,000(b)           Residential Reinsurance 2017, 7.936% (3 Month U.S.
                           Treasury Bill + 554 bps), 12/6/21 (144A)                                    $    244,500
                                                                                                       ------------
                                                                                                       $    737,075
-------------------------------------------------------------------------------------------------------------------
                           Multiperil -- Worldwide -- 0.4%
      400,000(b)           Galilei Re, 8.116% (6 Month USD LIBOR + 560 bps),
                           1/8/20 (144A)                                                               $    398,280
      250,000(b)           Galilei Re, 9.296% (6 Month USD LIBOR + 678 bps),
                           1/8/20 (144A)                                                                    249,375
      250,000(b)           Galilei Re, 11.146% (6 Month USD LIBOR + 863 bps),
                           1/8/20 (144A)                                                                    250,000
                                                                                                       ------------
                                                                                                       $    897,655
                                                                                                       ------------
                           Total Catastrophe Linked Bonds                                              $  2,626,855
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)
-------------------------------------------------------------------------------------------------------------------
                           Collateralized Reinsurance -- 0.0%+
                           Multiperil -- Worldwide -- 0.0%+
      250,000+(f)          Cypress Re 2017, 1/10/20                                                    $     21,650
       12,000+             Limestone Re 2016-1, 8/31/21                                                      44,274
      250,000+(f)          Resilience Re 12/31/19                                                                25
                                                                                                       ------------
                           Total Collateralized Reinsurance                                            $     65,949
-------------------------------------------------------------------------------------------------------------------
                           Reinsurance Sidecars -- 1.1%
                           Multiperil -- U.S. -- 0.7%
    1,500,000+             Carnoustie Re 2015, 7/1/19                                                  $      4,800
      500,000+             Carnoustie Re 2016, 11/30/20                                                      13,500
      500,000+(f)          Carnoustie Re 2017, 11/30/21                                                     127,100
      250,000+(f)          Carnoustie Re 2018, 12/31/21                                                      47,475
    1,500,000+(f)          Harambee Re 2018, 12/31/21                                                     1,321,800
      700,000+(f)          Prestwick Re 2015-1, 7/1/19                                                       11,900
                                                                                                       ------------
                                                                                                       $  1,526,575
-------------------------------------------------------------------------------------------------------------------
                           Multiperil -- Worldwide -- 0.4%
      500,000+(f)          Arlington Re 2015, 2/1/20                                                   $     24,300
       41,791+             Berwick Re 2018-1, 12/31/21                                                        6,900
       32,174+(f)          Berwick Re 2019-1, 12/31/22                                                       32,783
      250,000+(f)          Blue Lotus Re 2018, 12/31/21                                                     265,925
       25,000+(f)          Eden Re II, 3/22/22 (144A)                                                        60,557
      250,000+(f)          Lorenz Re 2017, 3/31/20                                                           14,900
    2,000,000+             Pangaea Re 2015-1, 2/1/20                                                          3,600
    2,000,000+             Pangaea Re 2015-2, 11/30/19                                                        1,800
    1,000,000+             Pangaea Re 2016-1, 11/30/20                                                        1,300
    1,000,000+             Pangaea Re 2017-1, 11/30/21                                                           --

The accompanying notes are an integral part of these financial statements.

24 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                           Multiperil -- Worldwide -- (continued)
      217,248+(f)          St. Andrews Re 2017-4, 6/1/19                                               $     21,377
      250,000+(f)          Thopas Re 2018, 12/31/21                                                          52,800
    1,500,000+             Versutus Re 2017, 11/30/21                                                         7,200
    1,500,000+(f)          Versutus Re 2018, 12/31/21                                                       104,850
      250,000+(f)          Viribus Re 2018, 12/31/21                                                        102,597
      106,153+(f)          Viribus Re 2019, 0.0%, 12/31/22                                                  110,208
                                                                                                       ------------
                                                                                                       $    811,097
                                                                                                       ------------
                           Total Reinsurance Sidecars                                                  $  2,337,672
-------------------------------------------------------------------------------------------------------------------
                           TOTAL INSURANCE-LINKED SECURITIES
                           (Cost $5,572,031)                                                           $  5,030,476
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
-------------------------------------------------------------------------------------------------------------------
                           SENIOR SECURED FLOATING RATE LOAN
                           INTERESTS -- 9.6% of Net Assets*(b)
                           Aerospace & Defense -- 0.4%
      738,520              DAE Aviation Holdings, Inc., Initial Term Loan, 6.25%
                           (LIBOR + 375 bps), 7/7/22                                                   $    738,982
                                                                                                       ------------
                           Total Aerospace & Defense                                                   $    738,982
-------------------------------------------------------------------------------------------------------------------
                           Automobile -- 0.6%
    1,131,355              KAR Auction Services, Inc., Tranche B-4 Term Loan,
                           4.875% (LIBOR + 225 bps), 3/11/21                                           $  1,128,998
                                                                                                       ------------
                           Total Automobile                                                            $  1,128,998
-------------------------------------------------------------------------------------------------------------------
                           Beverage, Food & Tobacco -- 0.3%
      611,893              Albertson's LLC, 2017-1 Term B-6 Loan, 5.479% (LIBOR +
                           300 bps), 6/22/23                                                           $    607,431
                                                                                                       ------------
                           Total Beverage, Food & Tobacco                                              $    607,431
-------------------------------------------------------------------------------------------------------------------
                           Buildings & Real Estate -- 0.6%
      297,000              Beacon Roofing Supply, Inc., Initial Term Loan, 4.749%
                           (LIBOR + 225 bps), 1/2/25                                                   $    289,606
      884,976              Builders FirstSource, Inc., Refinancing Term Loan,
                           5.601% (LIBOR + 300 bps), 2/29/24                                                859,164
                                                                                                       ------------
                           Total Buildings & Real Estate                                               $  1,148,770
-------------------------------------------------------------------------------------------------------------------
                           Chemicals, Plastics & Rubber -- 0.5%
    1,001,478              Univar USA, Inc., Term B-3 Loan, 4.749% (LIBOR +
                           225 bps), 7/1/24                                                            $    991,933
                                                                                                       ------------
                           Total Chemicals, Plastics & Rubber                                          $    991,933
-------------------------------------------------------------------------------------------------------------------
                           Computers & Electronics -- 0.7%
      985,000              Applied Systems, Inc., First Lien Closing Date Term
                           Loan, 5.499% (LIBOR + 300 bps), 9/19/24                                     $    974,124

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 25

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                           Computers & Electronics -- (continued)
      300,000              Energizer Holdings, Inc., Term B Loan (LIBOR +
                           225 bps), 12/17/25                                                          $    297,563
      207,107              Energy Acquisition LP (aka Electrical Components
                           International), First Lien Initial Term Loan, 6.851%
                           (LIBOR + 425 bps), 6/26/25                                                       201,929
                                                                                                       ------------
                           Total Computers & Electronics                                               $  1,473,616
-------------------------------------------------------------------------------------------------------------------
                           Diversified & Conglomerate Manufacturing -- 0.1%
      423,913              Commercial Barge Line Co., Initial Term Loan, 11.249%
                           (LIBOR + 875 bps), 11/12/20                                                 $    299,389
                                                                                                       ------------
                           Total Diversified & Conglomerate Manufacturing                              $    299,389
-------------------------------------------------------------------------------------------------------------------
                           Diversified & Conglomerate Service -- 2.3%
      985,000              Albany Molecular Research, Inc., First Lien Initial
                           Term Loan, 5.749% (LIBOR + 325 bps), 8/30/24                                $    969,405
      642,963              Allied Universal Holdco LLC (fka USAGM Holdco LLC),
                           First Lien Initial Term Loan, 6.249% (LIBOR +
                           375 bps), 7/28/22                                                                622,602
      982,500              Constellis Holdings LLC, First Lien Term B Loan,
                           7.744% (LIBOR + 500 bps), 4/21/24                                                940,744
      501,622              Filtration Group Corp., Initial Dollar Term Loan,
                           5.499% (LIBOR + 300 bps), 3/29/25                                                498,592
      500,000              Outfront Media Capital LLC (Outfront Media Capital Corp.),
                           Term Loan, 4.49% (LIBOR + 200 bps), 3/18/24                                      498,188
    1,249,053              WEX, Inc., Term B-2 Loan, 4.749% (LIBOR +
                           225 bps), 6/30/23                                                              1,240,022
                                                                                                       ------------
                           Total Diversified & Conglomerate Service                                    $  4,769,553
-------------------------------------------------------------------------------------------------------------------
                           Electric & Electrical -- 0.2%
      418,025              Rackspace Hosting, Inc., First Lien Term B Loan,
                           5.738% (LIBOR + 300 bps), 11/3/23                                           $    392,421
                                                                                                       ------------
                           Total Electric & Electrical                                                 $    392,421
-------------------------------------------------------------------------------------------------------------------
                           Electronics -- 0.2%
      347,611              Avast Holding BV, 2018 Refinancing Dollar Term Loan,
                           5.101% (LIBOR + 250 bps), 9/29/23                                           $    347,589
                                                                                                       ------------
                           Total Electronics                                                           $    347,589
-------------------------------------------------------------------------------------------------------------------
                           Healthcare & Pharmaceuticals -- 0.7%
      479,412              Acadia Healthcare Co., Inc., Tranche B-3 Term Loan,
                           4.999% (LIBOR + 250 bps), 2/11/22                                           $    476,416
      985,000              Alphabet Holding Co., Inc. (aka Nature's Bounty),
                           First Lien Initial Term Loan, 5.999% (LIBOR +
                           350 bps), 9/26/24                                                                915,434
                                                                                                       ------------
                           Total Healthcare & Pharmaceuticals                                          $  1,391,850
-------------------------------------------------------------------------------------------------------------------
                           Healthcare, Education & Childcare -- 0.0%+
       18,143              Select Medical Corp., Tranche B Term Loan, 4.99%
                           (LIBOR + 250 bps), 3/6/25                                                   $     18,075
                                                                                                       -------------
                           Total Healthcare, Education & Childcare                                     $     18,075
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                           Hotel, Gaming & Leisure -- 0.2%
      494,871              Eldorado Resorts, Inc., Term Loan, 4.875% (LIBOR +
                           225 bps), 4/17/24                                                           $    489,922
                                                                                                       ------------
                           Total Hotel, Gaming & Leisure                                               $    489,922
-------------------------------------------------------------------------------------------------------------------
                           Insurance -- 0.5%
      985,000              USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                           Loan, 5.601% (LIBOR + 300 bps), 5/16/24                                     $    952,988
                                                                                                       ------------
                           Total Insurance                                                             $    952,988
-------------------------------------------------------------------------------------------------------------------
                           Leisure & Entertainment -- 0.4%
      884,712              Fitness International LLC, Term B Loan, 5.749% (LIBOR
                           + 325 bps), 4/18/25                                                         $    878,076
                                                                                                       ------------
                           Total Leisure & Entertainment                                               $    878,076
-------------------------------------------------------------------------------------------------------------------
                           Machinery -- 0.2%
      442,907              NN, Inc., Tranche B Term Loan, 6.249% (LIBOR +
                           375 bps), 10/19/22                                                          $    436,263
                                                                                                       ------------
                           Total Machinery                                                             $    436,263
-------------------------------------------------------------------------------------------------------------------
                           Printing & Publishing -- 0.3%
      687,389              Trader Corp., First Lien 2017 Refinancing Term Loan,
                           5.496% (LIBOR + 300 bps), 9/28/23                                           $    680,515
                                                                                                       ------------
                           Total Printing & Publishing                                                 $    680,515
-------------------------------------------------------------------------------------------------------------------
                           Retail -- 0.2%
      474,522              JC Penney Corp., Inc., Term Loan, 6.879% (LIBOR +
                           425 bps), 6/23/23                                                           $    420,545
                                                                                                       ------------
                           Total Retail                                                                $    420,545
-------------------------------------------------------------------------------------------------------------------
                           Transport -- 0.2%
      450,001              Navios Maritime Partners LP (Navios Partners Finance
                           (US), Inc.), Initial Term Loan, 7.6% (LIBOR +
                           500 bps), 9/14/20                                                           $    447,938
                                                                                                       ------------
                           Total Transport                                                             $    447,938
-------------------------------------------------------------------------------------------------------------------
                           Utilities -- 1.0%
      530,598              APLP Holdings, Ltd. Partnership, Term Loan, 5.249%
                           (LIBOR + 275 bps), 4/13/23                                                  $    531,925
      552,908              Eastern Power LLC (Eastern Covert Midco LLC) (aka
                           TPF II LC LLC), Term Loan, 6.249% (LIBOR +
                           375 bps), 10/2/23                                                                551,664
      979,036              Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
                           Initial Term Loan, 4.499% (LIBOR + 200 bps), 8/4/23                              969,676
                                                                                                       ------------
                           Total Utilities                                                             $  2,053,265
-------------------------------------------------------------------------------------------------------------------
                           TOTAL SENIOR SECURED FLOATING RATE
                           LOAN INTERESTS
                           (Cost $20,188,637)                                                          $ 19,668,119
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 27

-------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
-------------------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                           13.3% of Net Assets
    8,935,000(g)           U.S. Treasury Bills, 4/9/19                                                 $  8,930,279
    1,500,000(g)           U.S. Treasury Bills, 4/16/19                                                   1,498,520
    6,840,000(g)           U.S. Treasury Bills, 4/23/19                                                   6,830,013
   10,000,000              U.S. Treasury Notes, 2.125%, 12/31/22                                          9,958,985
-------------------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost $27,074,714)                                                          $ 27,217,797
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------------
                           RIGHT/WARRANT -- 0.0% of Net Assets
                           Household Products -- 0.0%
           15^(f)(h)       LTR Intermediate Holdings, Inc.                                             $         --
                                                                                                        -----------
                           Total Household Products                                                    $         --
-------------------------------------------------------------------------------------------------------------------
                           TOTAL RIGHT/WARRANT
                           (Cost $--)                                                                  $         --
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Number of                                                             Strike        Expiration
Contracts    Description          Counterparty         Notional       Price         Date
-------------------------------------------------------------------------------------------------------------------
             EXCHANGE-TRADED PUT OPTION PURCHASED -- 0.1%
     120     S&P 500 Index        Citigroup Global     USD 435,360    USD 2,600     5/17/19            $    103,800
                                  Markets, Inc.
-------------------------------------------------------------------------------------------------------------------
             TOTAL EXCHANGE-TRADED PUT OPTION PURCHASED
             (Premiums paid $435,360)                                                                  $    103,800
-------------------------------------------------------------------------------------------------------------------
             OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED -- 0.0%+
     650     S&P 500 Index        Citibank NA          GBP 118,869    GBP 8,000     6/21/19            $      2,841
   5,000     S&P 500 Index        Citibank NA          EUR 346,765    EUR 3,650     7/21/19                  18,147
                                                                                                        -----------
                                                                                                       $     20,988
-------------------------------------------------------------------------------------------------------------------
             TOTAL OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED
             (Premiums paid $465,634)                                                                  $     20,988
-------------------------------------------------------------------------------------------------------------------
             TOTAL OPTIONS PURCHASED
             (Premiums paid $900,994)                                                                  $    124,788
-------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 97.3%
             (Cost $199,343,688)                                                                       $199,069,956
-------------------------------------------------------------------------------------------------------------------
             OTHER ASSETS AND LIABILITIES -- 2.7%                                                      $  5,434,523
-------------------------------------------------------------------------------------------------------------------
             NET ASSETS -- 100.0%                                                                      $204,504,479
===================================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19
bps          Basis Points.

ICE          Intercontinental Exchange.

LIBOR        London Interbank Offered Rate.

ZERO         Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2019, the value of these securities amounted to $91,515,960, or 44.8% of net assets.

+            Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2019.

+ Security that used significant unobservable inputs to determine its value.

^ Security is valued using fair value methods (other than supplied by independent pricing services).

(a) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at March 31, 2019.

(b) Floating rate note. Coupon rate, reference index and spread shown at March 31, 2019.

(c)          Security is perpetual in nature and has no stated maturity date.

(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2019.

(e)          Securities are restricted as to resale.

(f)          Non-income producing security.

(g) Security issued with a zero coupon. Income is recognized through accretion of discount.

(h) LTR Intermediate Holdings, Inc. warrant is exercisable into 15 shares.

FORWARD FOREIGN CURRENCY CONTRACTS

----------------------------------------------------------------------------------------------------------
                                                                                           Unrealized
Currency     In              Currency                                        Settlement    Appreciation
Purchased    Exchange for    Sold        Deliver         Counterparty        Date          (Depreciation)
----------------------------------------------------------------------------------------------------------
EUR          606,467         USD            (689,682)    State Street
                                                         Bank & Trust Co.    5/24/19       $(6,533)
USD          293,108         JPY         (32,252,211)    State Street
                                                         Bank & Trust Co.    5/24/19           858
----------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                   $(5,675)
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 29

FUTURES CONTRACTS

FIXED INCOME INTEREST FUTURES CONTRACTS

--------------------------------------------------------------------------------------
Number of
Contracts                     Expiration    Notional       Market         Unrealized
Long         Description      Date          Amount         Value          Appreciation
--------------------------------------------------------------------------------------
170          U.S. 5 Year      6/28/19       $19,527,422    $19,690,781    $163,359
             Note (CBT)
 70          U.S. 10 Year     6/19/19         8,581,563      8,695,313     113,750
             Note (CBT)
--------------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                     $28,108,985    $28,386,094    $277,109
======================================================================================

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT -- BUY PROTECTION

---------------------------------------------------------------------------------------------------------------------------------
                                                                Annual
Notional         Obligation                        Pay/         Fixed    Expiration   Premiums       Unrealized     Market
Amount ($)(1)    Reference/Index                   Receive(2)   Rate     Date         (Received)     Appreciation   Value
---------------------------------------------------------------------------------------------------------------------------------
EUR24,000,000    Markit iTraxx Europe Crossover    Pay          5.00%    6/20/24      $(3,056,575)   $68,965        $(2,987,610)
---------------------------------------------------------------------------------------------------------------------------------

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------------------------------
                                                                Annual                                 Unrealized
Notional         Obligation                        Pay/         Fixed     Expiration    Premiums       Appreciation      Market
Amount ($)(1)    Reference/Index                   Receive(3)   Rate      Date          Paid           (Depreciation)    Value
------------------------------------------------------------------------------------------------------------------------------------
    5,674,500    Markit CDX North America          Receive      5.00%     6/20/22       $  418,033     $ (16,127)        $  401,906
                 High Yield Index Series 28
    5,684,000    Markit CDX North America          Receive      5.00%     12/20/22         385,242        21,587            406,829
                 High Yield Index Series 29
   10,045,000    Markit CDX North America          Receive      5.00%     6/20/23          626,205       112,713            738,918
                 High Yield Index Series 30
   19,355,000    Markit CDX North America          Receive      5.00%     12/20/23       1,202,426       130,994          1,333,420
                 High Yield Index Series 31
EUR 9,126,605    Markit iTraxx Europe Crossover    Receive      5.00%     6/20/22        1,179,561      (288,601)           890,960
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS -- SELL PROTECTION                                                       $3,811,467     $ (39,434)        $3,772,033
====================================================================================================================================
TOTAL SWAP CONTRACTS                                                                    $  754,892     $  29,531         $  784,423
====================================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Pays Quarterly.

(3)   Receives Quarterly.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

             EUR -- Euro
             GBP -- Great British Pound
             JPY -- Japanese Yen

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2019, were as follows:

---------------------------------------------------------------------------
                                      Purchases              Sales
---------------------------------------------------------------------------
Long-Term U.S. Government             $ 30,670,414           $ 30,608,031
Other Long-Term Securities            $118,700,806           $173,327,516

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2019, the Fund engaged in purchases of $7,944,945 and sales $1,914,356 pursuant to these procedures, which resulted in a net realized gain/(loss) of $(124,418).

At March 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $199,529,675 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                               $ 3,694,804
             Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                                (3,098,666)
                                                                                       -----------
             Net unrealized appreciation                                               $   596,138
                                                                                       ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 31

The following is a summary of the inputs used as of March 31, 2019, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------------
                                              Level 1     Level 2          Level 3        Total
-------------------------------------------------------------------------------------------------------
Asset Backed Securities                       $     --    $ 29,457,522     $       --     $ 29,457,522
Collateralized Mortgage Obligations                 --      29,664,784             --       29,664,784
Corporate Bonds
 Diversified Financial Services                     --       3,004,657      1,316,208        4,320,865
 All Other Corporate Bonds                          --      83,585,605             --       83,585,605
Insurance-Linked Securities
 Collateralized Reinsurance
   Multiperil - Worldwide                           --              --         65,949           65,949
 Reinsurance Sidecars
   Multiperil - U.S.                                --              --      1,526,575        1,526,575
   Multiperil - Worldwide                           --              --        811,097          811,097
 All Other Insurance-Linked
   Securities                                       --       2,626,855             --        2,626,855
Senior Secured Floating Rate
 Loan Interests                                     --      19,668,119             --       19,668,119
U.S. Government and Agency
 Obligations                                        --      27,217,797             --       27,217,797
Right/Warrant
 Household Products                                 --              --             --*              --*
Exchange-Traded Put Option
 Purchased                                          --         103,800             --          103,800
Over The Counter (OTC) Call
 Options Purchased                                  --          20,988             --           20,988
-------------------------------------------------------------------------------------------------------
Total Investments in Securities               $     --    $195,350,127     $3,719,829     $199,069,956
-------------------------------------------------------------------------------------------------------
Other Financial Instruments
Net unrealized depreciation
 on forward foreign currency
 contracts                                    $     --    $     (5,675)    $       --     $     (5,675)
Net unrealized appreciation
 on futures contracts                          277,109              --             --          277,109
Swap contracts, at value                            --         784,423             --          784,423
-------------------------------------------------------------------------------------------------------
Total Other Financial Instruments             $277,109    $    778,748     $       --     $  1,055,857
=======================================================================================================

*     Security valued at $0.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------
                                                               Insurance-
                                        Common   Corporate     Linked           Right/
                                        Stocks   Bonds         Securities       Warrant   Total
------------------------------------------------------------------------------------------------------
Balance as of 03/31/18                  $ 31     $1,276,397    $ 6,483,918(a)   $ --      $ 7,760,346
Realized gain (loss)(1)                  (31)            --       (203,342)       --         (203,373)
Change in unrealized
 appreciation (depreciation)(2)           --         92,020       (421,044)       --+        (329,024)
Accrued discounts/premiums                --          4,098           (157)       --            3,941
Purchases                                 --             --        374,327        --+         374,327
Sales                                     --        (56,307)    (3,830,081)       --       (3,886,388)
Transfers in to Level 3*                                 --             --        --               --
Transfers out of Level 3*                 --             --             --        --               --
------------------------------------------------------------------------------------------------------
Balance as of 03/31/19                  $ --     $1,316,208    $ 2,403,621      $ --**    $ 3,719,829
======================================================================================================

+     Amount rounds to less than $1.

(a) Securities were classified as Corporate Bonds on the March 31, 2018 financial statements.

1     Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended March 31, 2019, there were no transfers between Levels 1, 2 and 3.

**    Security valued at $0.

      Net change in unrealized appreciation (depreciation) of Level 3 investments
      still held and considered Level 3 at March 31, 2019:                             $(266,298)
                                                                                       =========

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 33

Statement of Assets and Liabilities | 3/31/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $199,343,688)             $199,069,956
  Cash                                                                               846,977
  Foreign currencies, at value (cost $23,597)                                          6,359
  Futures collateral                                                                 739,005
  Swaps collateral                                                                 2,118,222
  Variation margin for swap contracts                                                 10,520
  Net unrealized appreciation on futures contracts                                   277,109
  Swap contracts, at value (net premiums paid $754,892)                              784,423
  Receivables --
     Investment securities sold                                                    1,211,553
     Fund shares sold                                                                189,295
     Interest                                                                      1,740,553
  Due from the Adviser                                                                66,791
  Other assets                                                                        40,850
---------------------------------------------------------------------------------------------
        Total assets                                                            $207,101,613
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $    476,100
     Fund shares repurchased                                                         704,743
     Distributions                                                                   181,947
     Trustees' fees                                                                      174
     Professional fees                                                                54,866
  Due to broker for futures                                                          275,265
  Due to broker for swaps                                                            753,499
  Variation margin for futures contracts                                              58,203
  Net unrealized depreciation on forward foreign currency contracts                    5,675
  Due to affiliates                                                                   24,112
  Accrued expenses                                                                    62,550
---------------------------------------------------------------------------------------------
        Total liabilities                                                       $  2,597,134
=============================================================================================
NET ASSETS:
  Paid-in capital                                                               $261,667,898
  Distributable earnings (loss)                                                  (57,163,419)
---------------------------------------------------------------------------------------------
        Net assets                                                              $204,504,479
=============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $27,960,046/3,093,976 shares)                               $       9.04
  Class C (based on $21,702,017/2,410,542 shares)                               $       9.00
  Class Y (based on $154,842,416/17,063,113 shares)                             $       9.07
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.04 net asset value per share/100% - 4.50%
  maximum sales charge)                                                         $       9.47
=============================================================================================

The accompanying notes are an integral part of these financial statements.

34 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

Statement of Operations

For the Year Ended 3/31/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers (net of foreign taxes
     withheld $38,212)                                                      $11,604,368
  Dividends from unaffiliated issuers                                           304,295
  Dividends from affiliated issuers                                             833,683
-----------------------------------------------------------------------------------------------------------
       Total investment income                                                                 $12,742,346
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $ 1,847,048
  Administrative expense                                                        126,319
  Transfer agent fees
     Class A                                                                     15,999
     Class C                                                                     24,119
     Class Y                                                                    194,101
  Distribution fees
     Class A                                                                     77,677
     Class C                                                                    277,367
  Shareowner communications expense                                              21,406
  Custodian fees                                                                 42,033
  Registration fees                                                              98,762
  Professional fees                                                              76,928
  Printing expense                                                               36,269
  Pricing fees                                                                   27,791
  Trustees' fees                                                                  9,267
  Insurance expense                                                               3,808
  Miscellaneous                                                                  77,026
-----------------------------------------------------------------------------------------------------------
     Total expenses                                                                            $ 2,955,920
     Less fees waived and expenses reimbursed by the Adviser                                      (322,115)
-----------------------------------------------------------------------------------------------------------
     Net expenses                                                                              $ 2,633,805
-----------------------------------------------------------------------------------------------------------
       Net investment income                                                                   $10,108,541
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                    $(5,295,864)
     Investments in affiliated issuers                                       (1,997,546)
     Forward foreign currency contracts                                      (1,329,618)
     Futures contracts                                                           (6,578)
     Swap contracts                                                             472,814
     Other assets and liabilities denominated in foreign currencies             300,363        $(7,856,429)
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                    $   987,849
     Investments in affiliated issuers                                          714,780
     Forward foreign currency contracts                                         377,498
     Futures contracts                                                          450,164
     Swap contracts                                                            (301,845)
     Other assets and liabilities denominated in foreign currencies             (10,890)       $ 2,217,556
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                       $(5,638,873)
-----------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                         $ 4,469,668
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 35

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
                                                                  Year Ended          Year Ended
                                                                  3/31/19             3/31/18
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                      $  10,108,541       $  11,319,279
Net realized gain (loss) on investments                              (7,856,429)          3,977,252
Change in net unrealized appreciation (depreciation)
  on investments                                                      2,217,556          (8,280,093)
-----------------------------------------------------------------------------------------------------
     Net increase in net assets resulting
       from operations                                            $   4,469,668       $   7,016,438
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($0.27 and $0.41 per share, respectively)            $    (942,711)      $  (1,613,347)*
     Class C ($0.22 and $0.34 per share, respectively)                 (693,951)         (1,366,959)*
     Class Y ($0.28 and $0.44 per share, respectively)               (6,862,964)        (10,745,678)*
     Tax return of capital:
     Class A ($0.10 and $-- per share, respectively)              $    (311,815)      $          --
     Class C ($0.08 and $-- per share, respectively)                   (213,174)                 --
     Class Y ($0.11 and $-- per share, respectively)                 (1,921,221)                 --
-----------------------------------------------------------------------------------------------------
       Total distributions to shareowners                         $ (10,945,836)      $ (13,725,984)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                 $  65,851,989       $ 136,615,893
Reinvestment of distributions                                         8,926,110          11,661,332
Cost of shares repurchased                                         (171,790,151)       (104,857,974)
-----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       Fund share transactions                                    $ (97,012,052)      $  43,419,251
-----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                        $(103,488,220)      $  36,709,705
NET ASSETS:**
Beginning of year                                                 $ 307,992,699       $ 271,282,994
-----------------------------------------------------------------------------------------------------
End of year                                                       $ 204,504,479       $ 307,992,699
=====================================================================================================
* For the year ended March 31, 2018, distributions to shareowners were presented as net investment income.
**For the year ended March 31, 2018, distributions in excess of net investment income was presented as follows: $(2,173,917).

The accompanying notes are an integral part of these financial statements.

36 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

---------------------------------------------------------------------------------------------------
                                     Year Ended      Year Ended        Year Ended     Year Ended
                                     3/31/19         3/31/19           3/31/18        3/31/18
                                     Shares          Amount            Shares         Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                            1,168,099     $  10,608,335      1,505,716     $ 14,205,603
Reinvestment of distributions            131,743         1,189,927        161,205        1,514,544
Less shares repurchased               (1,958,195)      (17,706,029)    (1,682,619)     (15,826,568)
---------------------------------------------------------------------------------------------------
     Net decrease                       (658,353)    $  (5,907,767)       (15,698)    $   (106,421)
===================================================================================================
Class C
Shares sold                              254,349     $   2,308,677        653,061     $  6,142,289
Reinvestment of distributions             90,083           810,845        127,693        1,195,849
Less shares repurchased               (1,621,670)      (14,576,084)    (1,101,128)     (10,300,897)
---------------------------------------------------------------------------------------------------
     Net decrease                     (1,277,238)    $ (11,456,562)      (320,374)    $ (2,962,759)
===================================================================================================
Class Y
Shares sold                            5,797,248      $ 52,934,977     12,310,544     $116,268,001
Reinvestment of distributions            763,624         6,925,338        949,618        8,950,939
Less shares repurchased              (15,431,991)     (139,508,038)    (8,376,442)     (78,730,509)
---------------------------------------------------------------------------------------------------
     Net increase (decrease)          (8,871,119)    $ (79,647,723)     4,883,720     $ 46,488,431
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 37

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Year         Year         Year         Year
                                                                      Ended        Ended        Ended        Ended        Ended
                                                                      3/31/19      3/31/18      3/31/17*     3/31/16*     3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                  $  9.20      $  9.39      $  8.99      $  9.54      $  9.94
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                        $  0.33(a)   $  0.34(a)   $  0.44(a)   $  0.42(a)   $  0.40
  Net realized and unrealized gain (loss) on investments                (0.12)       (0.12)        0.54        (0.58)       (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $  0.21      $  0.22      $  0.98      $ (0.16)     $ (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $ (0.27)     $ (0.41)     $ (0.58)     $ (0.39)     $ (0.33)
  Tax return of capital                                                 (0.10)          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $ (0.37)     $ (0.41)     $ (0.58)     $ (0.39)     $ (0.33)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ (0.16)     $ (0.19)     $  0.40      $ (0.55)     $ (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  9.04      $  9.20      $  9.39      $  8.99      $  9.54
====================================================================================================================================
Total return (b)                                                         2.33%        2.37%       11.13%       (1.62)%      (0.71)%
Ratio of net expenses to average net assets                              1.15%        1.14%        1.18%        1.19%        1.14%
Ratio of net investment income (loss) to average net assets              3.69%        3.61%        4.71%        4.52%        3.76%
Portfolio turnover rate                                                    65%          76%         114%          56%          81%
Net assets, end of period (in thousands)                              $27,960      $34,538      $35,375      $47,311      $92,376
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                   1.21%        1.14%        1.19%        1.19%        1.14%
  Net investment income (loss) to average net assets                     3.63%        3.61%        4.70%        4.52%        3.76%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Year         Year         Year         Year
                                                                      Ended        Ended        Ended        Ended        Ended
                                                                      3/31/19      3/31/18      3/31/17*     3/31/16*     3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                  $  9.17      $  9.36      $  8.97      $  9.51      $  9.92
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                        $  0.26(a)   $  0.27(a)   $  0.36(a)   $  0.36(a)   $  0.31
  Net realized and unrealized gain (loss) on investments                (0.13)       (0.12)        0.54        (0.58)       (0.46)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $  0.13      $  0.15      $  0.90      $ (0.22)     $ (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $ (0.22)     $ (0.34)     $ (0.51)     $ (0.32)     $ (0.26)
  Tax return of capital                                                 (0.08)          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $ (0.30)     $ (0.34)     $ (0.51)     $ (0.32)     $ (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ (0.17)     $ (0.19)     $  0.39      $ (0.54)     $ (0.41)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  9.00      $  9.17      $  9.36      $  8.97      $  9.51
====================================================================================================================================
Total return (b)                                                         1.44%        1.61%       10.18%       (2.25)%      (1.58)%
Ratio of net expenses to average net assets                              1.93%        1.90%        1.94%        1.95%        1.90%
Ratio of net investment income (loss) to average net assets              2.91%        2.86%        3.94%        3.86%        3.04%
Portfolio turnover rate                                                    65%          76%         114%          56%          81%
Net assets, end of period (in thousands)                              $21,702      $33,824      $37,510      $44,207      $70,793
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                   2.00%        1.90%        1.95%        1.95%        1.90%
  Net investment income (loss) to average net assets                     2.84%        2.86%        3.93%        3.86%        3.04%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 39

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Year         Year         Year         Year
                                                                      Ended        Ended        Ended        Ended        Ended
                                                                      3/31/19      3/31/18      3/31/17*     3/31/16*     3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                  $   9.24     $   9.42     $   9.03     $   9.58     $   9.98
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                        $   0.36(a)  $   0.37(a)  $   0.47(a)  $   0.46(a)  $   0.41
  Net realized and unrealized gain (loss) on investments                 (0.14)       (0.11)        0.53        (0.58)       (0.45)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $   0.22     $   0.26     $   1.00     $  (0.12)    $  (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $  (0.28)    $  (0.44)    $  (0.61)    $  (0.43)    $  (0.36)
  Tax return of capital                                                  (0.11)          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $  (0.39)    $  (0.44)    $  (0.61)    $  (0.43)    $  (0.36)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  (0.17)    $  (0.18)    $   0.39     $  (0.55)    $  (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   9.07     $   9.24     $   9.42     $   9.03     $   9.58
====================================================================================================================================
Total return (b)                                                          2.50%        2.77%       11.35%       (1.26)%      (0.43)%
Ratio of net expenses to average net assets                               0.85%        0.85%        0.85%        0.85%        0.85%
Ratio of net investment income (loss) to average net assets               3.98%        3.90%        5.01%        4.90%        4.10%
Portfolio turnover rate                                                     65%          76%         114%          56%          81%
Net assets, end of period (in thousands)                              $154,842     $239,630     $198,398     $203,736     $397,203
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                    0.99%        0.90%        0.96%        0.96%        0.93%
  Net investment income (loss) to average net assets                      3.84%        3.85%        4.90%        4.79%        4.02%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

Notes to Financial Statements | 3/31/19

1. Organization and Significant Accounting Policies

Pioneer Dynamic Credit Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of March 31, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 41 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

42 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

      Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 43

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At March 31, 2019, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.64% of net assets. The value of these fair valued securities was $1,316,208.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly

44 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 45

      At March 31, 2019, the Fund reclassified $77,108 to decrease distributable earnings (loss) and $77,108 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      At March 31, 2019, the Fund was permitted to carry forward indefinitely $24,272,978 of short-term losses and $32,971,176 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

      The Fund has elected to defer $316,083 of ordinary losses recognized between November 1, 2018 and March 31, 2019 to its fiscal year ending March 31, 2020.

      The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                         2019              2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                             $ 8,499,626       $13,725,984
      Return of capital                             2,446,210                --
      --------------------------------------------------------------------------
          Total                                   $10,945,836       $13,725,984
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2019:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Capital loss carryforward                                    $(57,244,154)
      Current year late year loss                                      (316,083)
      Current year dividend payable                                    (181,947)
      Unrealized appreciation                                           578,765
      --------------------------------------------------------------------------
          Total                                                    $(57,163,419)
      ==========================================================================

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark to market of forward and futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $2,113 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2019.

46 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 47

      Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of the Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of the Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

48 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

H.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

      Additionally, the Fund may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. There was no investment in Pioneer ILS Interval Fund at March 31, 2019.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 49

I.    Purchased Options

      The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the year ended March 31, 2019 was $308,467. Open purchased options at March 31, 2019, are listed in the Fund's Schedule of Investments.

J.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

      At March 31, 2019, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

50 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

      The average market value of forward foreign currency contracts open during the year ended March 31, 2019, was $(5,116,412). Open forward foreign currency contracts outstanding at March 31, 2019, are listed in the Schedule of Investments.

K.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the year ended March 31, 2019, was $11,030,541. Open futures contracts outstanding at March 31, 2019, are listed in the Schedule of Investments.

L.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 51

      Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

52 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at March 31, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the year ended March 31, 2019 was $3,484,998. Open credit default swap contracts at March 31, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the year ended March 31, 2019 the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund's average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Fund's assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the year ended March 31, 2019, the Adviser waived $175,244 in management fees with respect to the Fund, which is reflected on the Statement of Operations as an expense waiver.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.20% and 0.85% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through August 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

Fees waived and expenses reimbursed during the year ended March 31, 2019 are reflected on the Statement of Operations.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 53

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,182 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended March 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 5,452
Class C                                                                   4,093
Class Y                                                                  11,861
--------------------------------------------------------------------------------
  Total                                                                 $21,406
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,930 in distribution fees payable to the Distributor at March 31, 2019.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market

54 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended March 31, 2019, CDSCs in the amount of $9,867 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a credit facility that is in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2019 the Fund had no borrowings under the credit facility.

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 55

However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of March 31, 2019.

-------------------------------------------------------------------------------------------------------------------------------
                              Derivative Assets          Derivatives      Non-Cash         Cash             Net Amount
                              Subject to Master          Available        Collateral       Collateral       of Derivative
Counterparty                  Netting Agreement          for Offset       Received (a)     Received (a)     Assets (b)
-------------------------------------------------------------------------------------------------------------------------------
Citibank NA                   $20,988                    $  --            $ --             $ --             $20,988
State Street
 Bank & Trust Co.                 858                     (858)             --               --                  --
-------------------------------------------------------------------------------------------------------------------------------
  Total                       $21,846                    $(858)           $ --             $ --             $20,988
===============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                              Derivative Liabilities     Derivatives      Non-Cash         Cash             Net Amount
                              Subject to Master          Available for    Collateral       Collateral       of Derivative
Counterparty                  Netting Agreement          Offset           Pledged (a)      Pledged (a)      Liabilities (c)
-------------------------------------------------------------------------------------------------------------------------------
Citibank NA                   $   --                     $  --            $ --             $ --             $    --
State Street
 Bank & Trust Co.              6,533                      (858)             --               --               5,675
-------------------------------------------------------------------------------------------------------------------------------
  Total                       $6,533                     $(858)           $ --             $ --             $ 5,675
===============================================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

56 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2019 was as follows:

----------------------------------------------------------------------------------------
                                                        Foreign
Statement of                     Interest    Credit     Exchange    Equity     Commodity
Assets and Liabilities           Rate Risk   Risk       Rate Risk   Risk       Risk
----------------------------------------------------------------------------------------
Assets
 Options Purchased*              $     --    $     --   $    --     $124,788   $ --
 Net unrealized
  appreciation on
  futures contracts               277,109          --        --           --     --
 Swap contracts, at value              --     784,423        --           --     --
----------------------------------------------------------------------------------------
 Total Value                     $277,109    $784,423    $   --     $124,788   $ --
========================================================================================
Liabilities
 Net unrealized
  depreciation on
  forward foreign
  currency contracts             $     --    $     --   $(5,675)    $     --   $ --
----------------------------------------------------------------------------------------
 Total Value                     $     --    $     --   $(5,675)    $     --   $ --
========================================================================================

* Reflects the market value of purchased option contracts (see Note 1I.). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 57

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2019 was as follows:

------------------------------------------------------------------------------------------------
                                                         Foreign
                                Interest    Credit       Exchange       Equity       Commodity
Statement of Operations         Rate Risk   Risk         Rate Risk      Risk         Risk
------------------------------------------------------------------------------------------------
Net realized gain
(loss) on:
 Options purchased*             $     --    $      --    $        --    $ 466,106    $ --
 Forward foreign
  currency contracts                  --           --     (1,329,618)          --      --
 Futures contracts                (6,578)          --             --           --      --
 Swap contracts                       --      472,814             --           --      --
------------------------------------------------------------------------------------------------
 Total Value                    $ (6,578)   $ 472,814    $(1,329,618)   $ 466,106    $ --
================================================================================================
Change in net unrealized
appreciation
(depreciation) on:
 Options purchased**            $     --    $      --    $        --    $(890,603)   $ --
 Forward foreign
  currency contracts                  --           --        377,498           --      --
 Futures contracts               450,164           --             --           --      --
 Swap contracts                       --     (301,845)            --           --      --
------------------------------------------------------------------------------------------------
 Total Value                    $450,164    $(301,845)   $   377,498    $(890,603)   $ --
================================================================================================

*     Reflects the net realized gain (loss) on purchased option contracts (see
      Note 1I). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statements of Operations.

** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statements of Operations.

58 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareholders of Pioneer Dynamic Credit Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Dynamic Credit Fund (the "Fund") (one of the funds constituting Pioneer Series Trust X (the "Trust")), including the schedule of investments, as of March 31, 2019, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended March 31, 2018 (collectively referred to as the "financial statements"). The financial highlights for the periods ended March 31, 2015, March 31, 2016 and March 31, 2017 were audited by another independent registered public accounting firm whose report, dated May 26, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Dynamic Credit Fund (one of the funds constituting Pioneer Series Trust X) at March 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and the financial highlights for the year ended March 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 59

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Trust's auditor since 2017.

Boston, Massachusetts
May 30, 2019

60 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

ADDITIONAL INFORMATION

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 100%.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 61

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

62 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)         Trustee since 2011.           Private investor (2004 - 2008 and 2013 - Director, Broadridge Financial
Chairman of the Board        Serves until a successor      present); Chairman (2008 - 2013) and     Solutions, Inc. (investor
and Trustee                  trustee is elected or         Chief Executive Officer (2008 - 2012),   communications and securities
                             earlier retirement or         Quadriserv, Inc. (technology products    processing provider for
                             removal.                      for securities lending industry); and    financial services industry)
                                                           Senior Executive Vice President, The     (2009 - present); Director,
                                                           Bank of New York (financial and          Quadriserv, Inc. (2005 -
                                                           securities services) (1986 - 2004)       2013); and Commissioner, New
                                                                                                    Jersey State Civil Service
                                                                                                    Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)           Trustee since 2011.           Managing Partner, Federal City Capital   Director of New York
Trustee                      Serves until a successor      Advisors (corporate advisory services    Mortgage Trust (publicly-
                             trustee is elected or         company) (1997 - 2004 and 2008 -         traded mortgage REIT)
                             earlier retirement or         present); Interim Chief Executive        (2004 - 2009, 2012 -
                             removal.                      Officer, Oxford Analytica, Inc.          present); Director
                                                           (privately held research and consulting  of The Swiss Helvetia
                                                           company) (2010); Executive Vice          Fund, Inc. (closed-end
                                                           President and Chief Financial Officer,   fund) (2010 - 2017);
                                                           I-trax, Inc. (publicly traded health     Director of Oxford
                                                           care services company) (2004 - 2007);    Analytica, Inc. (2008 -
                                                           and Executive Vice President and Chief   2015); and Director of
                                                           Financial Officer, Pedestal Inc.         Enterprise Community
                                                           (internet-based mortgage trading         Investment, Inc.
                                                           company) (2000 - 2002); Private          (privately-held
                                                           Consultant (1995 - 1997); Managing       affordable housing
                                                           Director, Lehman Brothers (1992 -        finance company)
                                                           1995); and Executive, The World Bank     (1985 - 2010)
                                                           (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)    Trustee since 2011.           William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                      Serves until a successor      Political Economy, Harvard University    Funds Investment Trust and
                             trustee is elected or         (1972 - present)                         Mellon Institutional Funds
                             earlier retirement or                                                  Master Portfolio (oversaw
                             removal.                                                               17 portfolios in fund
                                                                                                    complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 63

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)    Trustee since 2011.           Founding Director, Vice-President and    None
Trustee                      Serves until a successor      Corporate Secretary, The Winthrop
                             trustee is elected or earlier Group, Inc. (consulting firm) (1982 -
                             retirement or removal.        present); Desautels Faculty of
                                                           Management, McGill University (1999 -
                                                           2017); and Manager of Research
                                                           Operations and Organizational Learning,
                                                           Xerox PARC, Xerox's advance research
                                                           center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)     Trustee since 2017.           Chief Investment Officer, 1199 SEIU      None
Trustee                      (Advisory Trustee from        Funds (healthcare workers union pension
                             2014 - 2017) Serves until     funds) (2001 - present); Vice
                             a successor trustee is        President - International Investments
                             elected or earlier            Group, American International Group,
                             retirement or removal.        Inc. (insurance company) (1993 - 2001);
                                                           Vice President - Corporate Finance and
                                                           Treasury Group, Citibank, N.A. (1980 -
                                                           1986 and 1990 - 1993); Vice President -
                                                           Asset/Liability Management Group,
                                                           Federal Farm Funding Corporation
                                                           (government-sponsored issuer of debt
                                                           securities) (1988 - 1990); Mortgage
                                                           Strategies Group, Shearson Lehman
                                                           Hutton, Inc. (investment bank) (1987 -
                                                           1988); and Mortgage Strategies Group,
                                                           Drexel Burnham Lambert, Ltd.
                                                           (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)     Trustee since 2011.           President and Chief Executive Officer,   Director of New America
Trustee                      Serves until a successor      Metric Financial Inc. (formerly known    High Income Fund, Inc.
                             trustee is elected or earlier as Newbury Piret Company) (investment    (closed-end investment
                             retirement or removal.        banking firm) (1981 - present)           company) (2004 - present);
                                                                                                    and Member, Board of
                                                                                                    Governors, Investment
                                                                                                    Company Institute
                                                                                                    (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)       Trustee since 2014.           Consultant (investment company           None
Trustee                      Serves until a successor      services) (2012 - present); Executive
                             trustee is elected or earlier Vice President, BNY Mellon (financial
                             retirement or removal.        and investment company services)
                                                           (1969 - 2012); Director, BNY
                                                           International Financing Corp.
                                                           (financial services) (2002 - 2012);
                                                           Director, Mellon Overseas Investment
                                                           Corp. (financial services) (2009 - 2012);
                                                           Director, Financial Models (technology)
                                                           (2005-2007); Director, BNY Hamilton
                                                           Funds, reland (offshore investment
                                                           companies) (2004-2007); Chairman/
                                                           Director, AIB/BNY Securities Services,
                                                           Ltd., Ireland (financial services)
                                                           (1999-2006); and Chairman, BNY
                                                           Alternative Investment Services, Inc.
                                                           (financial services) (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

64 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*          Trustee since 2017.           Director, CEO and President of Amundi    None
Trustee, President and       Serves until a successor      Pioneer Asset Management USA, Inc.
Chief Executive Officer      trustee is elected or earlier (since September 2014); Director, CEO
                             retirement or removal         and President of Amundi Pioneer Asset
                                                           Management, Inc. (since September 2014);
                                                           Director, CEO and President of Amundi
                                                           Pioneer Distributor, Inc. (since
                                                           September 2014); Director, CEO and
                                                           President of Amundi Pioneer
                                                           Institutional Asset Management, Inc.
                                                           (since September 2014); Chair, Amundi
                                                           Pioneer Asset Management USA, Inc.,
                                                           Amundi Pioneer Distributor, Inc. and
                                                           Amundi Pioneer Institutional Asset
                                                           Management, Inc. (September 2014 -
                                                           2018); Managing Director, Morgan
                                                           Stanley Investment Management (2010 -
                                                           2013); Director of Institutional
                                                           Business, CEO of International, Eaton
                                                           Vance Management (2005 - 2010); and
                                                           Director of Amundi USA, Inc.
                                                           (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*      Trustee since 2014.           Director and Executive Vice President    None
Trustee                      Serves until a successor      (since 2008) and Chief Investment
                             trustee is elected or earlier Officer, U.S. (since 2010) of Amundi
                             retirement or removal         Pioneer Asset Management USA, Inc.;
                                                           Director and Executive Vice President
                                                           and Chief Investment Officer, U.S. of
                                                           Amundi Pioneer (since 2008); Executive
                                                           Vice President and Chief Investment
                                                           Officer, U.S. of Amundi Pioneer
                                                           Institutional Asset Management, Inc.
                                                           (since 2009); Portfolio Manager of
                                                           Amundi Pioneer (since 1999); and
                                                           Director of Amundi USA, Inc.
                                                           (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 65

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54)   Since 2011. Serves at         Vice President and Associate General     None
Secretary and Chief          the discretion of the Board   Counsel of Amundi Pioneer since January
Legal Officer                                              2008; Secretary and Chief Legal Officer
                                                           of all of the Pioneer Funds since June
                                                           2010; Assistant Secretary of all of the
                                                           Pioneer Funds from September 2003 to
                                                           May 2010; and Vice President and Senior
                                                           Counsel of Amundi Pioneer from July
                                                           2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)       Since 2011. Serves at         Fund Governance Director of Amundi       None
Assistant Secretary          the discretion of the Board   Pioneer since December 2006 and
                                                           Assistant Secretary of all the Pioneer
                                                           Funds since June 2010; Manager - Fund
                                                           Governance of Amundi Pioneer from
                                                           December 2003 to November 2006; and
                                                           Senior Paralegal of Amundi Pioneer
                                                           from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)            Since 2011. Serves at         Senior Counsel of Amundi Pioneer since   None
Assistant Secretary          the discretion of the Board   May 2013 and Assistant Secretary of all
                                                           the Pioneer Funds since June 2010; and
                                                           Counsel of Amundi Pioneer from June 2007
                                                           to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)         Since 2011. Serves at         Vice President - Fund Treasury of        None
Treasurer and Chief          the discretion of the Board   Amundi Pioneer; Treasurer of all of the
Financial and Accounting                                   Pioneer Funds since March 2008; Deputy
Officer                                                    Treasurer of Amundi Pioneer from March
                                                           2004 to February 2008; and Assistant
                                                           Treasurer of all of the Pioneer Funds
                                                           from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)        Since 2011. Serves at         Director - Fund Treasury of Amundi       None
Assistant Treasurer          the discretion of the Board   Pioneer; and Assistant Treasurer of all
                                                           of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

66 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19


------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)           Since 2011. Serves at         Senior Manager - Fund Treasury of Amundi None
Assistant Treasurer          the discretion of the Board   Pioneer; and Assistant Treasurer of all
                                                           of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)        Since 2011. Serves at         Senior Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the Board   Amundi Pioneer since November 2008;
                                                           Assistant Treasurer of all of the
                                                           Pioneer Funds since January 2009; and
                                                           Client Service Manager - Institutional
                                                           Investor Services at State Street Bank
                                                           from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)             Since 2018. Serves at         Managing Director, Chief Compliance      None
Chief Compliance Officer     the discretion of the Board   Officer of Amundi Pioneer Asset
                                                           Management; Amundi Pioneer
                                                           Institutional Asset Management, Inc.;
                                                           and the Pioneer Funds since September
                                                           2018; and Chief Compliance Officer of
                                                           Amundi Pioneer Distributor, Inc.
                                                           since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)         Since 2011. Serves at         Vice President - Amundi Pioneer Asset    None
Anti-Money                   the discretion of the Board   Management; and Anti-Money Laundering
Laundering Officer                                         Officer of all the Pioneer Funds
                                                           since 2006
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/19 67

                          This page is for your notes.

68 Pioneer Dynamic Credit Fund | Annual Report | 3/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 25667-07-0519


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $122,500 payable to Ernst & Young LLP for the year ended
March 31, 2019 and $110,500
for the year ended March 31, 2018.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2019 or 2018.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $28,258
payable to Ernst & Young LLP for the year ended
March 31, 2019 and $28,258
for the year ended March 31, 2018.



(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31 2019 and 2018, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $28,258 payable to Ernst & Young LLP for the year ended
March 31, 2019 and $28,258 for the year
ended March 31, 2018.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust X


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 3, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 3, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 3, 2019

* Print the name and title of each signing officer under his or her signature.